                  $12,000

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                         FROST HANNA CAPITAL GROUP, INC.
                            327 Plaza Real, Suite 319
                            Boca Raton, Florida 33432

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST ___, 1999

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Special Meeting") of Frost Hanna Capital Group, Inc., a Florida corporation ("Frost Hanna"),will be held on August ___, 1999, commencing at _____ A.M., local time, at ______________________________________________ for the following purposes:

         1. The Merger. To approve and adopt an Agreement and Plan of Merger dated as of May 27, 1999 (the "Merger Agreement"), among Frost Hanna, FHGB Acquisition Corporation, a New York corporation and wholly-owned subsidiary of Frost Hanna ("FHGB"), Gaines, Berland Inc., a New York corporation ("Gaines Berland"), G-Trade Capital Corp., a New York corporation and wholly-owned subsidiary of Gaines Berland ("G-Trade"), and Gaines Berland Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Gaines Berland ("Holdings"), pursuant to which (i) FHGB will be merged with and into Gaines Berland (the "Merger") with Gaines Berland surviving the Merger and becoming a wholly-owned subsidiary of Frost Hanna and (ii) each share of common stock of Gaines Berland, par value $.01 per share ("Gaines Berland Common Stock"), that is issued and outstanding at the effective time of the Merger, will be canceled and extinguished and automatically converted (subject to certain adjustments) into the right to receive 21,917 shares of common stock of Frost Hanna, par value $.0001 per share ("Frost Hanna Common Stock"). As a result of the Merger, the holders of Gaines Berland Common Stock will be issued an aggregate of up to 16,000,000 shares of Frost Hanna Common Stock and, as a consequence, will then collectively hold up to approximately 85% of the then issued and outstanding shares of Frost Hanna Common Stock. The currently issued and outstanding shares of Frost Hanna Common Stock will not be converted or otherwise modified or affected by the Merger and all of such shares will continue to be outstanding following the Merger; however, such shares will constitute approximately 15% of the then issued and outstanding shares of Frost Hanna Common Stock immediately following the Merger. A copy of the Merger Agreement is attached as Exhibit A to the accompanying Proxy Statement.


         SHAREHOLDER APPROVAL AND ADOPTION OF THE MERGER WILL RESULT IN A CHANGE OF THE MAJORITY EQUITY OWNERSHIP, THE BUSINESS AND MANAGEMENT OF FROST HANNA.

         2. Name Change. To consider and vote upon a proposal to amend Frost Hanna's Articles of Incorporation to change Frost Hanna's name to "G-Trade Capital Holdings Corp."

         3. Authorization to Issue Preferred Stock. To consider and vote upon a proposal to amend Frost Hanna's Articles of Incorporation to provide for an authorized class of preferred stock consisting of 2,000,000 shares, par value $.0001 per share, with rights, preferences and designations of such shares to be determined by Frost Hanna's Board of Directors after the Merger.

         4. Election of Directors. To consider and vote upon a proposal to elect six new members of Frost Hanna's Board of Directors, such members to constitute the entire Board of Directors and to hold office commencing on the effective date of the Merger and until the next annual meeting of shareholders.

         5. 1999 Performance Equity Plan. To consider and vote upon a proposal to approve the 1999 Performance Equity Plan to be utilized after the Merger.

         6. Annual Incentive Bonus Plan. To consider and vote upon a proposal to approve the Annual Incentive Bonus Plan to be utilized after the Merger.

         7. Special Performance Incentive Plan. To consider and vote upon a proposal to approve the Special Performance Incentive Plan to be utilized after the Merger.

         8. Other Business. To transact any other business that may properly come before the Special Meeting, or any adjournment or postponement thereof.

         Approval of Proposals 2, 3, 4, 5, 6 and 7 will only be deemed to be effective if Proposal 1 is approved.

         The Board of Directors of Frost Hanna has fixed ________, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. The affirmative vote of the holders of majority of all of the outstanding Frost Hanna Common Stock entitled to vote at the Special Meeting is necessary to approve and adopt the Merger. In the event, however, that holders of 30% or more of the shares of Frost Hanna Common Stock issued in Frost Hanna's initial public offering vote against approval and adoption of the Merger Agreement, Frost Hanna will not consummate the Merger. Holders of Frost Hanna Common Stock are not entitled to appraisal rights under Florida law but will be entitled to certain redemption rights.

         THE FROST HANNA BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDED THAT THE SHAREHOLDERS OF FROST HANNA VOTE THEIR SHARES FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE OTHER PROPOSALS THAT THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND VOTE UPON DESCRIBED IN THIS PROXY STATEMENT. FROST HANNA'S DIRECTORS AND EXECUTIVE OFFICERS WHO PRESENTLY OWN, IN THE AGGREGATE, APPROXIMATELY 43.2% OF THE ISSUED AND OUTSTANDING SHARES OF FROST HANNA COMMON STOCK, HAVE AGREED, WITH RESPECT TO THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT, TO VOTE THEIR RESPECTIVE SHARES OF FROST HANNA COMMON STOCK IN ACCORDANCE WITH THE VOTE OF THE MAJORITY OF THE SHARES OF FROST HANNA COMMON STOCK WHICH ARE HELD BY NON-AFFILIATED FROST HANNA SHAREHOLDERS (AS DEFINED HEREIN). AS OF THE DATE OF THIS PROXY STATEMENT, THERE ARE 2,657,202 ISSUED AND OUTSTANDING SHARES OF FROST HANNA COMMON STOCK, OF WHICH 1,181,536 SHARES ARE HELD BY NON-AFFILIATED FROST HANNA SHAREHOLDERS.



         Whether or not you plan to attend the Special Meeting, please complete, date and sign the accompanying proxy card and mail it promptly in the enclosed pre-addressed envelope, which requires no postage if mailed in the United States, no later than _________, 1999. If you attend the Special Meeting, you may vote your shares in person if you wish even if you previously returned your proxy card.


                                             ---------------------------
                                             Donald H. Baxter
                                             Secretary




Boca Raton, Florida
              , 1999
-------------

                         FROST HANNA CAPITAL GROUP, INC.

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST ___, 1999

      This Proxy Statement is being furnished to the shareholders of Frost Hanna Capital Group, Inc., a Florida corporation ("Frost Hanna"), in connection with the solicitation of proxies by the Board of Directors of Frost Hanna from holders of issued and outstanding shares of common stock of Frost Hanna, par value $.0001 per share ("Frost Hanna Common Stock"), for use at the special meeting of shareholders of Frost Hanna to be held on August __, 1999, at ____________, or any adjournment or postponement thereof (the "Special Meeting"). This Proxy Statement and accompanying forms of proxy are first being mailed to the shareholders of Frost Hanna on or about ____________, 1999.

         The Special Meeting has been called to consider and vote on a proposal to approve and adopt an Agreement and Plan of Merger dated as of May 27, 1999 (the "Merger Agreement"), among Frost Hanna, FHGB Acquisition Corporation, a New York corporation and wholly-owned subsidiary of Frost Hanna ("FHGB"), Gaines, Berland Inc., a New York corporation ("Gaines Berland"), G-Trade Capital Corp., a New York corporation and wholly-owned subsidiary of Gaines Berland ("G-Trade"), and Gaines Berland Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Gaines Berland ("Holdings"), which provides, among other things, (i) for the merger of FHGB with and into Gaines Berland (the "Merger") with Gaines Berland surviving the Merger and becoming a wholly-owned subsidiary of First Hanna and (ii) that each share of common stock, par value $.01 per share, of Gaines Berland ("Gaines Berland Common Stock") that is issued and outstanding at the effective time (the "Effective Time") of the Merger will be canceled and extinguished and automatically converted (subject to certain adjustments) into the right to receive 21,917 shares of Frost Hanna Common Stock. As a result of the Merger, the holders of Gaines Berland Common Stock will be issued an aggregate of up to 16,000,000 shares of Frost Hanna Common Stock and, as a consequence, will then hold up to 85% of the then issued and outstanding shares of Frost Hanna Common Stock. A copy of the Merger Agreement is attached as Exhibit A to this Proxy Statement.

         FOLLOWING THE CONSUMMATION OF THE MERGER, THE SHAREHOLDERS OF GAINES BERLAND IMMEDIATELY PRIOR TO THE EFFECTIVE TIME WILL COLLECTIVELY HOLD UP TO 85% OF ISSUED AND OUTSTANDING SHARES OF FROST HANNA AND IT IS EXPECTED THAT THE PRINCIPAL EXECUTIVE OFFICERS OF GAINES BERLAND WILL BECOME THE PRINCIPAL EXECUTIVE OFFICERS OF FROST HANNA.

         Approval and adoption of the Merger Agreement requires (i) the affirmative vote of the holders of a majority of the issued and outstanding shares of Frost Hanna Common Stock and (ii) that holders of less than 30% of the shares of Frost Hanna Common Stock issued in Frost Hanna's initial public offering ("IPO") vote against the approval and adoption of the Merger Agreement. Holders of shares of Frost Hanna Common Stock issued in Frost Hanna's IPO are sometimes referred to as "Non-Affiliated Frost Hanna Shareholders."

         At the Special Meeting, the holders of Frost Hanna Common Stock also will be requested (i) to consider and vote upon (A) a proposal to amend Frost Hanna's Articles of Incorporation to change Frost Hanna's name to "G-Trade Capital Holdings Corp." (B) a proposal to amend Frost Hanna's Articles of Incorporation to provide for an authorized class of preferred stock consisting of 2,000,000 shares, par value $.0001 per share (the "Preferred Stock"), with rights, preferences and designations of such shares to be determined by the Board of Directors, (C) a proposal to elect six members of Frost Hanna's Board of Directors, such members to hold office commencing on the effective date of the Merger and until the next annual meeting of shareholders, (D) a proposal to approve the Frost Hanna 1999 Performance Equity Plan, (E) a proposal to approve the Frost Hanna Annual Incentive Bonus Plan and (F) a proposal to approve the Frost Hanna Special Performance Incentive Plan and (ii) to transact any other business that may properly come before the Special Meeting, or any adjournment or postponement thereof. Approval of the aforesaid proposals will only be deemed to be effective if the Merger Agreement is approved and adopted. The plans referred to in items (D), (E) and (F) above will only apply to those persons who are Gaines Berland employees and will not apply to any of the officers or employees of Frost Hanna as of the date hereof.

         THE FROST HANNA BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDED THAT THE SHAREHOLDERS OF FROST HANNA VOTE THEIR SHARES FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE OTHER PROPOSALS THAT THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND VOTE UPON DESCRIBED IN THIS PROXY STATEMENT. FROST HANNA'S DIRECTORS AND EXECUTIVE OFFICERS WHO PRESENTLY OWN, IN THE AGGREGATE, APPROXIMATELY 43.2% OF THE ISSUED AND OUTSTANDING SHARES OF FROST HANNA COMMON STOCK, HAVE AGREED, WITH RESPECT TO THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT, TO VOTE THEIR RESPECTIVE SHARES OF FROST HANNA COMMON STOCK IN ACCORDANCE WITH THE VOTE OF THE MAJORITY OF THE SHARES OF FROST HANNA COMMON STOCK WHICH ARE HELD BY NON-AFFILIATED FROST HANNA SHAREHOLDERS. AS OF THE DATE OF THIS PROXY STATEMENT, THERE ARE 2,657,202 ISSUED AND OUTSTANDING SHARES OF FROST HANNA COMMON STOCK, OF WHICH 1,181,536 SHARES ARE HELD BY NON-AFFILIATED FROST HANNA SHAREHOLDERS.

         No person is authorized to give any information or to make any representations other than those contained in this Proxy Statement, and if given or made, such information or representations should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction in which, or to or from any person to whom or from whom it is unlawful to make such solicitation of a proxy solicitation. The delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of Frost Hanna or Gaines Berland since the date of this Proxy Statement. However, if any material change occurs during the period that this Proxy Statement is required to be delivered, this Proxy Statement will be amended and supplemented accordingly.

         ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO FROST HANNA AND ITS SUBSIDIARIES WAS PROVIDED BY THE MANAGEMENT AND BOARD OF DIRECTORS OF FROST HANNA. ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO GAINES BERLAND AND ITS SUBSIDIARIES WAS PROVIDED BY THE MANAGEMENT AND BOARD OF DIRECTORS OF GAINES BERLAND. FROST HANNA ASSUMES NO RESPONSIBILITY FOR THE ACCURACY OF SUCH INFORMATION. THE PRO FORMA FINANCIAL INFORMATION CONTAINED IN THIS PROXY STATEMENT HAS BEEN PREPARED BY FROST HANNA AND INCLUDES HISTORICAL FINANCIAL INFORMATION REGARDING GAINES BERLAND THAT WAS SUPPLIED BY GAINES BERLAND.

         IN CONNECTION WITH THE MERGER AND THE OTHER PROPOSALS DESCRIBED IN THIS PROXY STATEMENT, SHAREHOLDERS OF FROST HANNA SHOULD BE AWARE OF THE RISKS WHICH ARE SET FORTH UNDER THE CAPTION "" BEGINNING ON PAGE ____ OF THIS PROXY STATEMENT.

         The Frost Hanna Common Stock is quoted on the NASD OTC Bulletin Board under the symbol "FHAN". The last reported low bid and high ask quotations for the Frost Hanna Common Stock was $_______ and $______ per share, respectively, on _______________, 1999, the most recent practicable trading day prior to the date of this Proxy Statement, and $_______ and $_______ per share, respectively on ______________, 1999, the last trading day preceding public announcement of the proposed Merger.

              The date of this Proxy Statement is __________, 1999

                                TABLE OF CONTENTS


                                                                                                                          Page
                                                                                                                          ----
Table of Contents.....................................................................................................     i
Available Information.................................................................................................    ii
Forward-Looking Statements............................................................................................    ii
Summary...............................................................................................................     1
Comparative Per Share Data............................................................................................     8
Frost Hanna Selected Historical Financial Data........................................................................     9
Gaines Berland Selected Historical Financial Data.....................................................................    10
Unaudited Pro Forma Financial Data....................................................................................    11
Risk Factors..........................................................................................................    12
The Special Meeting...................................................................................................    24
Proposal 1 Approval and Adoption of Merger Agreement..................................................................    28
Proposal 2 Amendment of Articles of Incorporation.....................................................................    38
Proposal 3 Amendment of Frost Hanna's Articles of Incorporation
           to Authorize Blank Check Preferred Stock...................................................................    39
Proposal 4 Election of Directors of Board of Directors................................................................    41
Proposal 5 Approval of the  the 1999 Performance Equity Plan..........................................................    48
Proposal 6 Approval of the Annual Incentive Bonus Plan................................................................    50
Proposal 7 Approval of the Special Performance Incentive Plan.........................................................    57
The Companies.........................................................................................................    60
Experts...............................................................................................................    63
Shareholder Proposals.................................................................................................    78
Other Matters.........................................................................................................    78
Index to Consolidated Financial Statements............................................................................    78


Exhibit A  - Agreement and Plan of Merger
Exhibit B  - Form of Amended Articles of Incorporation
Exhibit C  - 1999 Performance Equity Plan
Exhibit D  - Annual Incentive Bonus Plan
Exhibit E  - Special Performance Incentive Plan
Exhibit F  - Form of Employment Agreement for Principal Shareholders

Appendix A - Form of Proxy
Appendix B - Certain Statutory Provisions of the Florida Business Corporation
             Act

                              AVAILABLE INFORMATION

         Frost Hanna is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith is required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission ("Commission"). Such reports include annual reports containing audited financial statements and an opinion thereon by Frost Hanna's independent public accountants and quarterly reports for the first three quarters of each fiscal year, containing unaudited financial information. Such reports, proxy statements and other information can be copied and inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, certain of the documents filed by Frost Hanna with the Commission are available through the Commission's Electronic Data Gathering and Retrieval system ("EDGAR") at http://www.sec.gov.


                           FORWARD-LOOKING STATEMENTS

         The statements contained in this Proxy Statement that are not historical acts are "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Management of Frost Hanna wish to caution the reader that the forward-looking statements referred to above and contained in this Proxy Statement regarding matters that are not historical facts involve predictions. No assurance can be given that the future results will be achieved as actual events or results may differ materially as a result of risks facing Frost Hanna. Such risks include, but are not limited to, changes in business conditions, changes in the financial services industry and the general economy, competition, risks associated with Frost Hanna's limited operating history, managing rapid growth (including that resulting from the Merger), dependence on effective information systems, and regulatory developments that could cause actual results to vary materially from the future results indicated, expressed or implied in such forward-looking statements. See "Risk Factors."

                                     SUMMARY

         The following is a summary of certain important terms of the proposed Merger and related information discussed elsewhere in this Proxy Statement. This summary does not purport to be complete and is qualified in its entirety by reference to the more detailed information included in this Proxy Statement and the exhibits hereto, including, but not limited to, the Merger Agreement attached as Exhibit A hereto. Unless the context requires otherwise, as used in this Proxy Statement, the term (i) "Frost Hanna" means Frost Hanna Capital Group, Inc. and its consolidated subsidiaries and (ii) "Gaines Berland" means Gaines, Berland Inc. and its consolidated subsidiaries.

THE SPECIAL MEETING

         The Special Meeting will be held on August ___, 1999, commencing at _____ A.M., local time, at ________________________________________. At such meeting , the Frost Hanna Shareholders (as defined below) will be requested (i) to consider and vote upon (A) a proposal to approve and adopt the Merger Agreement, (B) a proposal to amend Frost Hanna's Articles of Incorporation to change Frost Hanna's name to "G-Trade Capital Holdings Corp.", (C) a proposal to amend Frost Hanna's Articles of Incorporation to provide for an authorized class of 2,000,000 shares of Preferred Stock, with the rights, preferences and designations of such shares to be determined by the Board of Directors, (D) a proposal to elect six members of Frost Hanna's Board of Directors, such members to hold office commencing on the effective date of the Merger and until the next annual meeting of shareholders, (E) a proposal to approve the 1999 Performance Equity Plan, (F) a proposal to approve the Annual Incentive Bonus Plan and (G) a proposal to approve the Special Performance Incentive Plan (the proposals described in clauses (B), (C), (D), (E), (F) and (G) are sometimes hereinafter referred to herein as the "Other Proposals") and (ii) to transact such other business that may properly come before the Special Meeting, or any adjournment or postponement thereof. Approval of the Other Proposals will only be deemed effective if the Merger Agreement is approved and adopted. The Frost Hanna Board of Directors knows of no business that will be presented for consideration at the Special Meeting other than the matters described in this Proxy Statement. Copies of the Merger Agreement, the Form of the Amended Articles of Incorporation of Frost Hanna, the 1999 Performance Equity Plan, the Annual Incentive Bonus Plan and the Special Performance Incentive Plan are attached to this Proxy Statement as Exhibits A, B, C, D and E, respectively.

         The Board of Directors of Frost Hanna has fixed the close of business on ________________ as the record date (the "Record Date") for the determination of holders of Frost Hanna Common Stock entitled to notice of and to vote at the Special Meeting (the "Frost Hanna Shareholders").

         Holders of Frost Hanna Common Stock on the Record Date are entitled to one vote for each share of Frost Hanna Common Stock held by them on any matter that may properly come before the Special Meeting. The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Frost Hanna Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. The affirmative vote of the holders of at least a majority of Frost Hanna Common Stock entitled to vote at the Special Meeting is required pursuant to the terms of the Merger Agreement to approve and adopt the Merger. The Merger Agreement also requires that less than 30% of Frost Hanna Common Stock held by Non-Affiliated Frost Hanna Shareholders vote against approval of the Merger. The Other Proposals, other than Proposal 4 -- Election of Directors of Frost Hanna, require the affirmative vote of a majority of the shares of Frost Hanna Common Stock voting in person or by proxy at the Special Meeting. The election of directors requires the vote of a plurality of the shares so voting.

         Frost Hanna's directors and executive officers and their respective affiliates, collectively holding an aggregate of approximately 43.2% of the outstanding shares of Frost Hanna Common Stock before giving effect to the Merger, have agreed, with respect to the proposal to approve the Merger, to vote their respective shares of Frost Hanna Common Stock in accordance with the vote of the majority in interest of Non-Affiliated Frost Hanna Shareholders. Consequently, if a majority of Frost Hanna Common Stock held and voted by Non-Affiliated Frost Hanna Shareholders is voted in favor of the Merger, the current directors and executive officers of Frost Hanna will vote their shares of Frost Hanna Common Stock in favor of the Merger and the Other Proposals described in this Proxy Statement.

         If the Merger is not approved by the affirmative vote of the holders of at least a majority of Frost Hanna Common Stock entitled to vote at the Special Meeting, or if so approved, 30% or more in interest of all Non-Affiliated Frost Hanna Shareholders actually vote against approval of the Merger, the Merger Agreement will be terminated and the proposed Merger abandoned.

THE MERGER

         GENERAL. The Merger Agreement provides that FHGB will merge with and into Gaines Berland, with Gaines Berland being the surviving corporation in the Merger as a wholly-owned subsidiary of Frost Hanna, and the separate existence of FHGB will cease. The Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of New York. It is anticipated that such filing will be made within fifteen days after all of the conditions precedent to the Merger Agreement have been satisfied or waived.

         CONSIDERATION. Under the terms of the Merger Agreement, Gaines Berland shareholders have the right to receive (subject to certain adjustments) 21,917 shares of Frost Hanna Common Stock in exchange for each share of Gaines Berland Common Stock held by them at the Effective Time. Each share of FHGB's common stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, automatically be converted into one share of Frost Hanna Common Stock. None of the shares of Frost Hanna Common Stock currently outstanding will be converted or otherwise modified in the Merger and all of such shares will continue to be outstanding capital stock of Frost Hanna after the Effective Time.

         REPRESENTATIONS, WARRANTIES AND COVENANTS. The Merger Agreement contains customary reciprocal representations and warranties of Frost Hanna and FHGB, on the one hand, and Gaines Berland on the other hand, relating to, among other things: the accuracy of the information and financial statements provided, certain accounting matters and the absence of false or misleading statements in the Merger Agreement or in any documents delivered pursuant thereto. Pursuant to the Merger Agreement, Frost Hanna and Gaines Berland also agreed that, during the period from the date of the Merger Agreement until the satisfaction or waiver of the conditions precedent to the obligations of Frost Hanna and Gaines Berland set forth in the Merger Agreement ("Closing Date"), each of Frost Hanna and Gaines Berland and their respective subsidiaries will conduct its business in the ordinary and usual course and consistent with past practice and, except as permitted by the Merger Agreement or as consented to in writing by the other party, neither Frost Hanna nor Gaines Berland, nor any of their respective subsidiaries, shall, among other things: (i) with certain exceptions, issue or sell any shares of its capital stock or other securities to new employees who were not affiliates of Gaines Berland or any of Gaines Berland's five principal shareholders (the "Principal Shareholders") at the time the Merger Agreement was signed; (ii) declare any dividend or other distribution with respect to its capital stock; (iii) borrow any money, except that Gaines Berland, G-Trade and Holdings may use the margin credit provided by their clearing broker in an amount not to exceed the amount reflected in the Gaines Berland financial statements for February 28, 1999 in the aggregate; (iv) make any capital expenditures in excess of $100,000 in the aggregate; (v) grant any increase in the compensation payable to its officers, directors or employees, other than merit increases in the usual course of business; (vi) enter into any transactions other than in the ordinary course of business or acquire the stock or a substantial part of the business of any other entity; and (vii) make any loans, advances or contributions to any entity, except for routine advances to employees in the ordinary course of business, nor enter into or modify any termination or severance arrangements.

         Pursuant to the Merger Agreement, Frost Hanna has agreed that, during the period from the date of the Merger Agreement until the Closing Date, except as permitted by the Merger Agreement or consented to in writing by Gaines Berland, Frost Hanna will, among other things: (i) use its reasonable efforts to obtain approval for listing with the OTC electronic bulletin board the shares of Frost Hanna Common Stock to be issued in the Merger (provided that to the extent that Frost Hanna would meet the requirements for inclusion of the Frost Hanna Common Stock on the NASDAQ Small Cap Market immediately after the Effective Time, Frost Hanna and Gaines Berland will use their best efforts to file the appropriate listing application with NASDAQ as soon as practicable); (ii) cause all of its directors and officers to resign, effective the Effective Time; (iii) cause its officers and directors to execute a general release in which they release the Principal Shareholders of Gaines Berland of any personal liability arising from the Merger Agreement; and (iv) obtain certain directors' and officers' liability insurance with respect to certain periods prior to the consummation of the transactions contemplated by the Merger Agreement which will, in significant part, inure to the benefit of the existing directors and officers of Frost Hanna, which presently does not maintain such insurance ("Closing").

         Gaines Berland has also agreed that during the period from the date of the Merger Agreement until the Closing Date, except as permitted by the Merger Agreement or consented to in writing by Frost Hanna, Gaines Berland will, among other things: (i) cause its Principal Shareholders to execute employment agreements in the form attached hereto as Exhibit F (the "Employment Agreements"), effective as of the Effective Time; and (ii) cause its Principal Shareholders to execute a general release in which they release the officers and directors of Frost Hanna from any personal liability arising from the Merger Agreement.

         CONDITIONS. The obligations of Frost Hanna, on the one hand, and Gaines Berland, on the other hand, to effect the Merger are subject to certain customary conditions, including, among others (i) that the Merger Agreement shall have received the requisite shareholder approval, (ii) no preliminary or permanent injunction or other order or decree by any federal or state court or any action by any state or federal governmental agency preventing the consummation of the Merger shall have been issued or taken and remain in effect and (iii) all consents, orders and approvals legally required shall have been obtained and be in effect at the Effective Time.

         TERMINATION. The Merger Agreement may be terminated by Frost Hanna and/or, as the case may be, Gaines Berland, under certain circumstances. If the Merger Agreement is terminated by Gaines Berland because one or more of the representations made by Frost Hanna in the Merger Agreement is not accurate or because Frost Hanna has breached any covenant set forth in the Merger Agreement, then Frost Hanna must pay Gaines Berland a fee equal to $250,000. If the Merger Agreement is terminated by Frost Hanna because one or more of the representations made by Gaines Berland in the Merger Agreement is not accurate or because Gaines Berland has breached any covenant set forth in the Merger Agreement, then Gaines Berland must pay Frost Hanna a fee equal to $250,000. If the Merger Agreement is terminated by Gaines Berland because Frost Hanna fails to obtain the required shareholder vote for the approval of the Merger due to the fact that Frost Hanna's Board of Directors withdrew its recommendation for the Merger in order to satisfy its fiduciary duty to its shareholders, Frost Hanna must pay Gaines Berland a fee equal to $100,000.

REASONS FOR THE MERGER

         In reaching its unanimous decision to approve and adopt the Merger Agreement and to recommend that the Frost Hanna Shareholders vote to approve and adopt the Merger Agreement, the Frost Hanna Board of Directors considered, among other things, the following factors: (i) information with respect to the financial condition, business, operations and prospects of Frost Hanna and Gaines Berland, on both a historical and prospective basis, including information reflecting the two companies on a pro forma combined basis; (ii) the experience of the Gaines Berland principals in the brokerage business; (ii) the overall growth of the brokerage industry based upon a review of the publicly-available financial information of brokerage firms; (iv) the business plan and operating strategies of Gaines Berland; and (v) the specific Frost Hanna shareholder approval requirements for the Merger Agreement. The Board of Directors did not secure an opinion of an independent investment banker or other financial advisor as to the fairness of the Merger.

NO FAIRNESS OPINION

         In evaluating the merits of the proposed transaction with Gaines Berland, the Board of Directors of Frost Hanna did not obtain a fairness opinion or any other valuation or analysis from an investment banker or other financial advisor to the effect that the Merger would be fair from a financial point of view to the Frost Hanna Shareholders. Accordingly, no third party has independently analyzed the merits or basis of the terms of the Merger and there can be no assurance that the terms of the Merger would be deemed by a third party to be fair to Frost Hanna Shareholders.

RECOMMENDATION OF THE FROST HANNA BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF FROST HANNA HAS DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF FROST HANNA AND THE FROST HANNA SHAREHOLDERS. THE BOARD OF DIRECTORS OF FROST HANNA UNANIMOUSLY APPROVED AND ADOPTED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT THE FROST HANNA SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE OTHER PROPOSALS PRESENTED AT THE SPECIAL MEETING.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         As contemplated by the Merger Agreement, Frost Hanna has agreed to cause the designees of Gaines Berland to be nominated for election as directors of Frost Hanna. If elected, such nominees would comprise all of the members of the Board of Directors of Frost Hanna after the consummation of Merger and, consequently, would control the business and affairs of Frost Hanna. The Merger Agreement also provides that Frost Hanna will obtain certain directors' and officers' liability insurance with respect to certain periods prior to the consummation of the transactions contemplated by the Merger Agreement which will, in significant part, inure to the benefit of the existing directors and officers of Frost Hanna, which presently does not maintain such insurance. At the time the Merger Agreement was signed, the Principal Shareholders of Gaines Berland signed a voting agreement pursuant to which, among other things, they agreed to vote their shares of Gaines Berland Common Stock in favor of the Merger.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Neither Frost Hanna nor Gaines Berland has requested or received an opinion from tax counsel as to the federal income tax consequences of the Merger on Frost Hanna or Gaines Berland or their respective shareholders. However, Frost Hanna and Gaines Berland believe that the Merger will be treated as a tax-free plan of reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). As a consequence: (i) Frost Hanna will not recognize any gain or loss in the Merger; and (ii) other than with respect to any redemption of Frost Hanna Common Stock in connection with the Merger, the Frost Hanna Shareholders will not recognize any gain or loss in the Merger.

         Generally, subject to Section 302 of the Code regarding distributions in redemption of stock and Section 318 of the Code regarding constructive ownership of stock, the Redemption (as defined below) shall be treated as a distribution in exchange for the shares redeemed, and gain or loss will be recognized by the Redeeming Shareholders (as defined below) to the extent there exists a difference between the Redemption Value (as defined below) (calculated as $4.34 per share as of March 31, 1999) and the basis in the redeemed shares.

FEDERAL SECURITIES LAW AND OTHER RESTRICTIONS

         The Frost Hanna Common Stock to be issued in the Merger is not being registered under the Securities Act. Accordingly, the Frost Hanna Common Stock to be received by the Gaines Berland shareholders upon consummation of the Merger will be deemed "restricted securities" under Rule 144. Each shareholder of Gaines Berland receiving shares of Frost Hanna Common Stock in the Merger will enter into a lock-up agreement with Gaines Berland, pursuant to which each such shareholder will agree with Gaines Berland to not sell, transfer or otherwise dispose of any of the shares of Frost Hanna Common Stock received in the Merger for two (2) years from the Effective Date (the "Lock-Up Agreements"). In addition, each of such shareholders, other than the Principal Shareholders, will enter into a pledge agreement with Gaines Berland to pledge all shares of Frost Hanna Common Stock received in the Merger as collateral to Gaines Berland against any direct or indirect liabilities, costs and/or expenses incurred by Gaines Berland as a result of the actions of such shareholder.

ACCOUNTING TREATMENT

         Frost Hanna and Gaines Berland believe that the Merger will be treated as a capital transaction equivalent to the issuance of stock by Gaines Berland for Frost Hanna's net monetary assets (Frost Hanna's net monetary assets were approximately $5,106,000 as of March 31, 1999), accompanied by a recapitalization of Gaines Berland.

EXPENSES

         The Merger Agreement provides that, whether or not the Merger is consummated, all expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses. The Merger Agreement also provides that Frost Hanna shall issue 150,000 restricted shares of Frost Hanna Common Stock to Harter Financial, Inc. ("Harter Financial"), a New York corporation in the business of providing diversified consulting services relating to mergers and acquisitions, for certain services provided in connection with the Merger.

DISSENTERS' RIGHTS

         Holders of Frost Hanna Common Stock are entitled to dissenters' rights under Florida law. See "The Special Meeting - Dissenters' Rights."

REDEMPTION RIGHTS

         Each Non-Affiliated Frost Hanna Shareholder as of the Record Date will have the right until __________________ to offer his or her shares of Frost Hanna Common Stock for redemption (the "Redemption") at a price equal to Frost Hanna's liquidation value divided by the number of shares of Frost Hanna Common Stock held by all Non-Affiliated Frost Hanna Shareholders (1,181,536 shares as of the Record Date), calculated as of the Record Date (the "Redemption Value"). The Redemption Value is equal to its book value, as determined by Frost Hanna and audited by its independent public accountants, calculated as of the Record Date. The Redemption Value as of March 31, 1999 was $4.34 per share. If less than 30% of the shares of Frost Hanna Common Stock held by Non-Affiliated Frost Hanna Shareholders are voted against approval of the Merger and if such Non-Affiliated Frost Hanna Shareholders also elected to have their shares of Frost Hanna Common Stock redeemed, then, if the Merger is consummated, Frost Hanna will, utilizing funds held in escrow, redeem shares of Frost Hanna Common Stock at the Redemption Value from those Frost Hanna Shareholders who affirmatively requested such redemption and who actually voted against approval of the Merger. If 30% or more in interest of Frost Hanna Common Stock held by Non-Affiliated Frost Hanna Shareholders vote against approval of the Merger, the proposed Merger will be terminated, Frost Hanna will not proceed with the Merger and will not redeem such shares.


DIRECTORS AND OFFICERS FOLLOWING THE MERGER

         The six members of the Board of Directors of Frost Hanna designated by Gaines Berland have been nominated for election as directors of Frost Hanna. If such nominees are elected at the Special Meeting, they will constitute the entire Board of Directors of Frost Hanna as of the Effective Time. In addition, it is expected that, at the Effective Time, the current officers of Frost Hanna will resign and the principal executive officers of Gaines Berland will become the principal executive officers of Frost Hanna.

THE COMPANIES

         FROST HANNA. Frost Hanna was formed in February 1996 to seek to effect a merger, exchange of capital stock, asset acquisition or other similar business combination (a "Business Combination") with an acquired business (an "Acquired Business") which Frost Hanna believes has growth potential. In connection with its initial capitalization, Frost Hanna issued 1,557,000 shares of Frost Hanna Common Stock to its officers, directors, and other shareholders at an average price per share of $.14 for an aggregate sum of $216,613. On September 22, 1997, Frost Hanna consummated the IPO, pursuant to which it offered and sold 1,100,202 shares of Frost Hanna Common Stock at a purchase price of $6.00 per share and received net proceeds of approximately $5,587,053 (which amount is referred to herein as the "Net Proceeds"). In addition, Frost Hanna issued warrants ("Underwriter's Warrants") to Cardinal Capital Management, Inc. (formerly known as Community Investment Services, Inc.) ("Cardinal"), the underwriter of the IPO to purchase 110,020 shares of Common Stock. Following the IPO, $4,560,069, representing approximately 80% of the Net Proceeds (inclusive of interest earned thereon), was placed in escrow pending the consummation of a Business Combination. This escrowed portion of the Net Proceeds will be released to Frost Hanna upon consummation of the Merger. The balance of the Net Proceeds, plus interest earned to date and less net operating expenses through March 31, 1999, was $5,124,578 as of March 31, 1999, of which $262,187 was held by Frost Hanna and 4,862,391 was held in escrow. Frost Hanna's executive offices are located at 327 Plaza Real, Suite 319, Boca Raton, Florida 33432; its telephone number is
(561) 367-1085.

         FHGB. FHGB is a newly formed New York corporation, all of the issued and outstanding common stock of which is owned by Frost Hanna, and has not conducted any significant business to date other than in connection with the Merger Agreement. As a result of the Merger, FHGB will merge with and into Gaines Berland with Gaines Berland surviving the Merger and, accordingly, the separate existence of FHGB will cease.

         GAINES BERLAND. Gaines Berland is a New York corporation formed in 1983 and provides investment banking, securities trading and brokerage and research services, historically with an emphasis primarily on global energy markets and energy companies and currently with a focus on a variety of industries and companies. Gaines Berland's principal executive office is located at 1055 Stewart Avenue, Bethpage, New York and its telephone number is (516) 470-1000. Gaines Berland occupies additional office space for its branch offices at 230 Park Avenue, New York, New York, 2449 Chestnut Street, San Francisco, California and 800 East Cypress Creek Road, Suite 403, Ft. Lauderdale, Florida. Also, Gaines Berland is currently seeking to lease approximately 20,000 square feet of office space in New York City . Gaines Berland has indicated that the approximate start-up cost for this location is expected to be approximately $500,000. In addition, G-Trade, a newly formed subsidiary of Gaines Berland, has leased its executive office at 2419 E. Commercial Boulevard, Ft. Lauderdale, Florida, effective June 1, 1999. That location comprises approximately 2,470 square feet.

                           COMPARATIVE PER SHARE DATA

         The table below sets forth historical per share data of Frost Hanna and Gaines Berland and pro forma combined per share data as if the Merger had been completed for balance sheet purposes at the balance sheet date and for statement of operations purposes at the beginning of the periods presented. The pro forma combined information is based upon the historical financial statements of Frost Hanna and Gaines Berland and is unaudited. The pro forma combined information is presented for comparison purposes only and is not intended to predict Frost Hanna's operating results and financial position following the consummation of the Merger. Neither Frost Hanna nor Gaines Berland has ever paid any cash dividends.


                                                                                                         As of or for
                                                                               As of or for Year         Three Months
                                                                               Ended December 31,       ended March 31,
Frost Hanna:                                                                          1998                   1999
                                                                                      ----                   ----
Per share of Frost Hanna Common Stock:
Book value (Historical)...................................................           $1.95                   $1.93
Basic and diluted net loss (Historical)...................................           $(.08)                  $(.02)



                                                                                As of or for        As of or for Nine
                                                                                 Fiscal Year          Months Ended
                                                                              Ended August 31,           May 31,
Gaines Berland:                                                                     1998                  1999
                                                                                    ----                  ----
Per share of Gaines Berland Common Stock:
Book value (Historical)...................................................          $11,161(1)            $12,237
Basic and diluted net  income (Historical)................................          $   675(1)            $   715
Book value (Pro Forma equivalent shares)..................................          $   N/A               $    16(2)
Basic and diluted net income (Pro Forma equivalent shares)................          $   603(2)            $   618(2)



Pro Forma Combined:                                                                                   As of or for
                                                                              As of or for Year       Three Months
                                                                                    Ended                 Ended
                                                                                 December 31,           March 31,
                                                                                    1998                   1999
                                                                                    ----                   ----
Book value................................................................            N/A                  $0.74
Basic and diluted net (loss) income.......................................         $(0.02)                 $0.03


--------
     (1) Per share data is based on the then outstanding Common Stock of Gaines Berland. Weighted average Common Stock is 521 for the fiscal year ended August 31, 1998.768 shares of Gaines Berland Common Stock were outstanding on August 31, 1998. Book value per share reflect stockholders' equity divided by the number of shares of Gaines Berland Common Stock outstanding at the end of the period. The historical financial statements have been adjusted to reflect cash received subsequent to the report date for a material portion of the Gaines Berland Common Stock subscribed for at August 31, 1998.

     (2) Gaines Berland Pro Forma equivalent shares represent pro forma data applied to the Conversion Ratio of 1 share of Common Stock of Gaines Berland for 21,917 shares Common Stock of Frost Hanna.

                 FROST HANNA SELECTED HISTORICAL FINANCIAL DATA

   The following table sets forth certain historical data information of Frost Hanna. This information, which does not give effect to the Merger, should be read in conjunction with the separate historical financial statements of Frost Hanna and Gaines Berland and the unaudited pro forma combined financial information reflecting the consummation of the Merger, which appear elsewhere in this Proxy Statement. Historical data presented do not necessarily reflect the future financial performance of Frost Hanna.


                                                                  Cumulative
                                                                  Period from
                                                                   Inception
                                                                   (February 2,
                                         Three Months Ended          1996) to
                                             March 31,              March 31,
                                    --------------------------    -----------
                                        1999           1998           1999
                                    (unaudited)    (unaudited)    (unaudited)
                                    -----------    -----------    -----------
                                      (In thousands except per share amounts)
Statement of Operations Data:
Revenue .....................       $    --        $    --        $    --
Loss from operations ........           121            105          1,051
Net income (loss) ...........           (66)           (39)          (677)
Net income (loss) per share .          (.02)          (.01)          (.33)
Weighted average number of
     common shares outstanding        2,657          2,657          2,046



                                                                                Cumulative
                                                                                Period from
                                                   Year Ended                   Inception to
                                                  December 31,                  December 31,
                                       ----------------------------------       ------------
                                       1998           1997           1996          1998

                                       ----           ----           ----          ----

Statement of Operations Data:
Revenue .....................      $    --        $    --        $    --        $    --
Loss from operations ........          460            357            113            930
Net income (loss) ...........         (259)          (298)          (112)          (611)
Net income (loss) per share .         (.08)          (.17)          (.08)          (.31)
Weighted average number of
     common shares outstanding       2,657          1,790          1,492          1,994


                                March 31,    December 31,   December 31,   December 31,
                                   1999          1998          1997          1996
                                   ----          ----          ----          ----
                              (unaudited)
Balance Sheet Data:
Working capital .........       $ 5,111       $ 5,175       $ 5,372       $   (61)
Total current assets ....         5,129         5,193         5,393            92
Total current liabilities            18            18            21           153
Common shares
     outstanding ........         2,657         2,657         2,657         1,492
Total stockholders'
     equity .............         5,126         5,193         5,393           (72)

               GAINES BERLAND SELECTED HISTORICAL FINANCIAL DATA

     Certain of the selected financial data presented below for each of the three most recent fiscal years ended August 31, has been derived from Gaines Berland's financial statements which were audited by Goldstein Golub Kessler LLP ("Goldstein Golub") for 1998 and by Lerner, Sipkin & Company ("Lerner, Sipkin") for 1997 and 1996, each independent certified public accountants. This data should be read in conjunction with Gaines Berland's Financial Statements, related notes and other financial information included elsewhere in this Proxy Statement. Historical data presented do not necessarily reflect the future financial performance of Gaines Berland.

                                        Nine Months Ended
                                              May 31            Fiscal Year Ended August 31
                                     -------------------------------------------------------
                                         1999        1998        1998       1997       1996
                                     (unaudited) (unaudited)
                                     ------------------------------------------------------
                                      (in thousands except share per share and Other Data)
Income Statement Data:
Total revenues                           $45,583    $47,598     $57,895    $62,355    $39,944
Total expenses                            44,538     46,233      57,108     54,879     38,896
Pre-tax income                             1,045      1,365         787      7,476      1,048
Net income                                   542        683         352      4,178        448
Basic and diluted earnings
   per common share                          715      1,289         675      8,423        988
Weighted average shares
   outstanding - basic and diluted           758        530         521        496        454
Balance Sheet Data
(at end of period)
Total assets                              21,042                $19,838    $20,700     $6,276
Total liabilities (excluding
    subordinated debt)                    11,109                 10,266     13,986      4,051
Subordinated debt                          1,000                  1,000      1,000      1,000
Shareholders' equity                       8,933                  8,572      5,714      1,225
Other Data:
Ratio of assets to
   stockholders' equity                    2.36                   2.31       3.62       5.12
Return on average equity                   7.58%                   6.5%     120.4%      45.1%
Pre-tax return on average equity           14.7%                 14.53%     215.5%     105.5%
Book value per share                     $12,237               $11,161(1) $10,660     $2,687
Registered representatives                   251                   233        270        114


-------------------------

(1) Reflects shareholders equity divided by the number of Gaines Berland shares outstanding at the end of the period. The historical financial statements have been adjusted to reflect cash received subsequent to the report date for a material portion of the common stock subscribed for at August 31, 1998.

           UNAUDITED SUMMARY PRO FORMA COMBINED FINANCIAL INFORMATION


The following unaudited summary pro forma combined financial information gives effect to the Merger as if the Merger was consummated as of March 31, 1999 for balance sheet data and as of the beginning of the periods presented for statement of operations data. The Merger will be accounted for as a capital transaction with each share of Gaines Berland common stock that is issued and outstanding at the effective time of the Merger being canceled and extinguished in exchange for 21,917 shares of Frost Hanna Common Stock, not to exceed an aggregate of 16,000,000 shares of Frost Hanna Common Stock, accompanied by a recapitalization of Gaines Berland.

The summary pro forma combined statement of operations does not purport to be indicative of the results which would have actually been achieved if the Merger had been in effect as of the date and for the periods presented or which may be obtained in the future. The summary pro forma combined statement of operations should be read in conjunction with the unaudited pro forma combined financial statements and notes thereto and with the historical financial statements of Gaines Berland and Frost Hanna contained elsewhere herein.


SUMMARY PRO FORMA COMBINED
STATEMENT OF OPERATIONS DATA:
(in thousands, except number of shares                                              THREE MONTHS ENDED              YEAR ENDED
and per share data)                                                                   MARCH 31, 1999            DECEMBER 31, 1998
                                                                                    ------------------          ------------------
Operating revenue ...................................................                   $     15,112              $     53,159
Operating expenses ..................................................                         14,142                    53,710

Net income (loss) ...................................................                            531                      (518)

Net income (loss) per common share ..................................                            .03                      (.02)

Weighted average common shares ......................................                     18,807,202                18,807,202



SUMMARY PRO FORMA COMBINED
BALANCE SHEET DATA:
(in thousands, except per share data)                                 MARCH 31, 1999
                                                                      -------------
Working capital .......................................                  $ 1,419
Current assets ........................................                   20,680
Total assets ..........................................                   33,264
Current liabilities ...................................                   19,261
Total liabilities .....................................                   19,428
Stockholders' equity ..................................                   13,836
Book value per share ..................................                      .74

                                  RISK FACTORS


     The consummation of the Merger and the business to be conducted by Frost Hanna subsequent to the consummation of the Merger would involve certain elements of risk, including, but not limited to, the factors discussed below. In addition to the other information contained in this Proxy Statement, Frost Hanna Shareholders should review carefully the following considerations regarding the Merger and the business of Gaines Berland in deciding whether to vote in favor of approval of the Merger.

     PRIOR BANKRUPTCIES. Frost Hanna is the fourth public company formed by Messrs. Frost and Hanna in the last approximately seven years with the goal of acquiring an operating business, the identity of which was not known upon completion of its initial public offering. The prior three companies each acquired an operating business, but in two of the three cases, the companies filed for bankruptcy after the respective acquisitions, and in the other case, the entity into which the company was merged filed for bankruptcy. Messrs. Frost and Hanna had significant roles in identifying the businesses acquired by such entities. They similarly played significant roles in identifying Gaines Berland as an acquisition candidate for Frost Hanna. While the Board of Directors of Frost Hanna, including Messrs. Frost and Hanna, believes that the acquisition of Gaines Berland is in the best interests of the Frost Hanna Shareholders, there can be no assurance that the business of Frost Hanna, upon consummation of the Merger, would be profitable or have a favorable impact on the market price of the Frost Hanna Common Stock.

     NO FAIRNESS OPINION. In evaluating the merits of the proposed transaction with Gaines Berland, the Board of Directors of Frost Hanna did not obtain a fairness opinion or any other valuation or analysis from an investment banker or other financial advisor to the effect that the Merger would be fair from a financial point of view to the Frost Hanna Shareholders. Accordingly, no third party has independently analyzed the merits or basis of the terms of the Merger and there can be no assurance that the terms of the Merger would be deemed by a third party to be fair to Frost Hanna Shareholders.

     NO REDRESS FOR MISREPRESENTATIONS BY GAINES BERLAND. If, after consummation of the Merger, it were determined that Gaines Berland made misrepresentations in the Merger Agreement, the Frost Hanna Shareholders would have no redress against Gaines Berland or any individuals affiliated with Gaines Berland due to the fact that under the terms of the Merger Agreement, no actions may be taken after the Effective Time with respect to any representations or warranties made by Gaines Berland, even if they turn out to be false, and no individual or entity other than Gaines Berland made any representations, or undertook any obligations with respect to representations by Gaines Berland in the Merger Agreement.

     DILUTION. Current shareholders of Frost Hanna will incur an immediate dilution in the net tangible book value. Calculated as of March 31, 1999, and assuming no redemption of Frost Hanna shares the dilution in the net tangible book value of Frost Hanna would be $1.19 per share. Assuming holders of 29.99% (the maximum percentage of Common Stock that may be subject to redemption) of the Non-Affiliated Frost Hanna Shareholders elect to redeem their shares, the dilution in the net tangible book value of Frost Hanna would be $1.28 per share.

     SHARES ELIGIBLE FOR FUTURE SALE. Upon consummation of the Merger, approximately 18,807,202 shares of Frost Hanna Common Stock are expected to be outstanding, including 150,000 shares which will be issued to Harter Financial in connection with the Merger, but not including the Common Stock underlying the Underwriter Warrants. All of the approximately 1,181,536 shares of Common Stock held by Non-Affiliated Frost Hanna Shareholders are freely transferrable without registration under the Securities Act and the remaining 1,475,666 shares of Common Stock held by affiliated Frost Hanna Shareholders are eligible for sale under Rule 144 promulgated under the Securities Act. Subsequent to the consummation of the Merger, the shares of Common Stock owned by officers and directors of Frost Hanna and currently held in escrow by American Stock Transfer & Trust Company (362,000, 362,000, 300,000 and 100,000 shares owned each of by Messrs. Frost, Hanna, Rosenberg and Baxter, respectively) will be delivered to such individuals, giving them the opportunity, subject to certain legal restrictions on resale, to sell their shares of Common Stock. The Merger Stock to be received by the Gaines Berland shareholders upon consummation of the Merger has not been registered under the Securities Act and, accordingly, will be deemed "restricted securities" under Rule 144. Each shareholder of Gaines Berland receiving Frost Hanna Common Stock in the Merger will enter into the Lock-Up Agreement. Such shares cannot be offered or sold unless they are registered under the Securities Act or an exemption from registration under the Securities Act is available, such as provided under Rule 144. Cardinal has the right to require that Frost Hanna register under the Securities Act the 110,020 shares of Frost Hanna Common Stock underlying the Underwriter Warrants. In addition, a registration statement covering shares of Frost Hanna Common Stock issuable upon exercise of options granted under the 1999 Performance Equity Plan (assuming it is approved by the Frost Hanna Shareholders) may be filed by Frost Hanna after the Merger. The effect of filing such registration statements is that, subject to applicable law, the shares registered thereunder, upon effectiveness of such registration statements, and, where required, when properly issued by Frost Hanna, will be freely tradeable securities. Sales of Frost Hanna Common Stock under Rule 144 or pursuant to a registration statement could have an adverse effect on the price of the Frost Hanna Common Stock.

     AUTHORIZATION OF PREFERRED STOCK. The Frost Hanna Shareholders are being asked to consider and vote upon the Preferred Stock Amendment which, if approved, would amend Frost Hanna's Articles of Incorporation to provide for an authorized class of preferred stock, consisting of 2,000,000 shares, with the rights, preferences and designations of such shares to be determined by the Board of Directors of Frost Hanna, without shareholder approval. Accordingly, if that amendment is approved, the Board of Directors of Frost Hanna will be empowered, without shareholder approval, to issue the Preferred Stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging and delaying or preventing a change of control of Frost Hanna, which could result in Frost Hanna Shareholders receiving a premium for their shares, or otherwise be beneficial to the shareholders of Frost Hanna. Although neither the current Board of Directors or the nominees for election to the board (based on their representations to Frost Hanna) have a present intention to issue any shares of the Preferred Stock, there can be no assurances that Frost Hanna, will not do so in the future. See "Proposal 3 - Amendment of Frost Hanna's Articles of Incorporation to Authorize Blank Check Preferred Stock."

     MARKET FLUCTUATIONS COULD ADVERSELY AFFECT GAINES BERLAND'S BUSINESSES. As a securities broker-dealer, Gaines Berland's businesses are materially affected by conditions in the financial markets and economic conditions generally, both in the United States and elsewhere around the world. The equity and debt markets in the United States and elsewhere have achieved record or near record levels during the past few months, and Gaines Berland believes this favorable business environment will not continue indefinitely. In the event of a market downturn, Gaines Berland's business could be adversely affected in many ways, including those described below. Gaines Berland's revenues are likely to decline in such circumstances and, if Gaines Berland is unable to reduce expenses at the same pace, its profit margins would erode.

     GAINES BERLAND MAY INCUR SIGNIFICANT LOSSES FROM TRADING AND INVESTMENT ACTIVITIES DUE TO MARKET FLUCTUATIONS AND VOLATILITY. Gaines Berland generally maintains trading and investment positions in the equity markets. To the extent that Gaines Berland owns assets, i.e., has long positions, in those markets, a downturn in those markets could result in losses from a decline in the value of those long positions. Conversely, to the extent that Gaines Berland has sold assets that it does not own, i.e., has short positions, in any of those markets, an upturn in those markets could expose Gaines Berland to potentially unlimited losses as Gaines Berland attempts to cover its short positions by acquiring assets in a rising market. Gaines Berland may from time to time have a trading strategy consisting of holding a long position in one asset and a short position in another, from which it expects to earn revenues based on changes in the relative value of the two assets. If, however, the relative value of the two assets changes in a direction or manner that Gaines Berland did not anticipate or against which it is not hedged, Gaines Berland might realize a loss in those paired positions. In addition, Gaines Berland maintains trading positions that can be adversely affected by the level of volatility in the financial markets, i.e., the degree to which trading prices fluctuate over a particular period, in a particular market, regardless of market levels.

     INVESTMENT BANKING REVENUES MAY DECLINE IN ADVERSE MARKET OR ECONOMIC CONDITIONS. Unfavorable financial or economic conditions would likely reduce the number and size of transactions in which Gaines Berland provides underwriting, mergers and acquisitions advisory and other services. Gaines Berland's investment banking revenues, in the form of financial advisory and underwriting fees, are directly related to the number and size of the transactions in which Gaines Berland participates and would therefore be adversely affected by a sustained market downturn.

     POSSIBLE DECLINE IN REVENUES FROM COMMISSIONS IN A MARKET DOWNTURN. A market downturn could lead to a decline in the volume of transactions that Gaines Berland executes for its customers and, therefore, to a decline in the revenues it receives from commissions and spreads.

     MARKET RISK MAY INCREASE THE OTHER RISKS THAT GAINES BERLAND FACES. In addition to the potentially adverse effects on Gaines Berland's businesses described above, market risks could exacerbate other risks that Gaines Berland faces. For example, if Gaines Berland incurs substantial trading losses, its need for liquidity could rise sharply while its access to liquidity could be impaired. In addition, in conjunction with a market downturn, Gaines Berland's customers and counterparties could incur substantial losses of their own, thereby weakening their financial condition and increasing Gaines Berland's credit risk to them.

     RISK MANAGEMENT POLICIES AND PROCEDURES MAY LEAVE GAINES BERLAND EXPOSED TO UNIDENTIFIED OR UNANTICIPATED RISK. Gaines Berland's policies and procedures to identify, monitor and manage risks may not be fully effective. Some methods of managing risk are based upon the use of observed historical market behavior. As a result, these methods may not predict future risk exposures, which could be significantly greater than the historical measures indicate. Other risk management methods depend upon evaluation of information regarding markets, clients or other matters that is publicly available or otherwise accessible by Gaines Berland. This information may not in all cases be accurate, complete, up-to-date or properly evaluated. Management of operational, legal and regulatory risk requires, among other things, policies and procedures to properly record and verify a large number of transactions and events, and these policies and procedures may not be fully effective.

     RISK MANAGEMENT STRUCTURE. Gaines Berland seeks to monitor and control its risk exposure through a variety of separate but complementary financial, credit, operational and legal reporting systems. Gaines Berland believes that it effectively evaluates and manages the market, credit and other risks to which it is exposed. Nonetheless, the effectiveness of its ability to manage risk exposure can never be completely or accurately predicted or fully assured. For example, unexpectedly large or rapid movements or disruptions in one or more markets or other unforeseen developments can have a material adverse effect on its results of operations and financial condition. The consequences of these developments can include losses due to adverse changes in inventory values, decreases in the liquidity of trading positions, higher volatility in earnings, increases in its credit risk to customers and counterparties and increases in general systemic risk.

     MARKET RISK. The potential for changes in the market value of Gaines Berland's trading positions is referred to as "market risk." Gaines Berland's trading positions result from underwriting, market-making and proprietary trading activities.

     The principal market risk to Gaines Berland relates to risks resulting from exposures to changes in prices and volatilities of equity securities resulting from a number of factors including, but not limited to, changes in interest rates and general economic conditions in the United States and abroad.

     OPERATIONAL RISK. Gaines Berland may face reputational damage, financial loss or regulatory risk in the event of an operational failure or error. A systems failure or failure to enter a trade properly into its records may result in an inability to settle transactions in a timely manner or a breach of regulatory requirements. Settlement errors or delays may cause losses due to damages owed to counterparties or movements in prices. These operational and systems risks may arise in connection with its own systems or as a result of the failure of an agent acting on its behalf.

     LIQUIDITY RISK. Liquidity, i.e., ready access to funds, is essential to Gaines Berland's business. If Gaines Berland is unable to meet its liquidity needs, its business, operations and financial condition could be adversely affected. Moreover, if Gaines Berland's ability to obtain financing or sell assets were sufficiently impaired, the available cash required to meet payment obligations on debt could be adversely affected.

     GAINES BERLAND'S LIQUIDITY COULD BE ADVERSELY AFFECTED IF ITS ABILITY TO SELL ASSETS IS IMPAIRED. If Gaines Berland were unable to borrow funds when needed, it would need to liquidate assets in order to meet its maturing liabilities. In certain market environments, such as times of market volatility or uncertainty, overall market liquidity may decline. In a time of reduced liquidity, Gaines Berland may be unable to sell some of its assets, or it may have to sell assets at depressed prices, which could adversely affect its results of operations and financial condition.

     CREDIT RISK EXPOSES GAINES BERLAND TO LOSSES CAUSED BY FINANCIAL OR OTHER PROBLEMS EXPERIENCED BY THIRD PARTIES. Gaines Berland is exposed to the risk that third parties that owe it money, securities or other assets will not perform their obligations. These parties include trading counterparties, customers, clearing agents, exchanges, clearing houses and other financial intermediaries as well as issuers whose securities Gaines Berland holds. These parties may default on their obligations to Gaines Berland due to bankruptcy, lack of liquidity, operational failure or other reasons. This risk may arise, for example, from holding securities of third parties, executing securities trades that fail to settle at the required time due to non-delivery by the counterparty or systems failure by clearing agents, exchanges, clearing houses or other financial intermediaries; and extending credit to clients through bridge or margin loans or other arrangements.

     Significant failures by third parties to perform their obligations to Gaines Berland could adversely affect its revenue and perhaps its ability to borrow in the credit markets. If severe enough, these developments could reduce the amount of funds available to meet its payment obligations in a timely manner. The following paragraphs describe the ways in which Gaines Berland is exposed to these credit risks.

     DEFAULTS BY A LARGE FINANCIAL INSTITUTION COULD ADVERSELY AFFECT FINANCIAL MARKETS GENERALLY AND GAINES BERLAND SPECIFICALLY. The commercial soundness of many financial institutions may be closely interrelated as a result of credit, trading, clearing or other relationships between institutions. As a result, concerns about, or a default by, one institution could lead to significant liquidity problems or losses in, or defaults by, other institutions. This is sometimes referred to as "systemic risk" and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which Gaines Berland interacts on a daily basis.

     THE INFORMATION USED IN MANAGING CREDIT RISK MAY BE INACCURATE OR INCOMPLETE. Although Gaines Berland regularly reviews its credit exposure to specific clients and counterparties and to specific industries, countries and regions that it believes may present credit concerns, default risk may arise from events or circumstances that are difficult to detect, such as fraud. Gaines Berland may also fail to receive full information with respect to the trading risks of a counterparty. In addition, in cases where Gaines Berland is responsible for credit extended by its clearing broker, Bear Stearns Securities Corp., ("Bear Stearns") against collateral, Gaines Berland may find that it is undersecured, for example, as a result of sudden declines in market values that reduce the value of collateral.

     YEAR 2000 COMPUTER ISSUE. The "year 2000 issue" arises from the widespread use of computer programs that rely on two-digit date codes to perform computations or decision-making functions. Many of these programs may fail due to an inability to properly date codes beginning January 1, 2000. For example, such programs may misinterpret

"00" as the year 1900 rather than 2000. Consequently, on January 1, 2000, computers that are not Year 2000 compliant may read the year as 1900. Systems that calculate, compare or sort using the incorrect date may malfunction. The Year 2000 problems described below could disrupt Gaines Berland's funding administration process, resulting in late payments or the payment of wrong amounts on its obligations. Because Gaines Berland is dependent, to a very substantial degree, upon the proper functioning of its computer systems, a failure of these systems to be Year 2000 compliant would have a material adverse effect on Gaines Berland. Failure of this kind could, for example, cause settlement of trades to fail, lead to incomplete or inaccurate accounting, recording or processing of trades in securities, result in generation of erroneous results or give rise to uncertainty about Gaines Berland's exposure to trading risks and its need for liquidity. Such failure also could prevent Gaines Berland from meeting its regulatory reporting or other compliance obligations. If not remedied, potential risks include business interruption or shutdown, financial loss, regulatory actions, reputational harm and legal liability.

     Gaines Berland initiated a firm-wide program to address the "year 2000 issue" in order to prepare its computer systems and applications for properly processing dates after December 31, 1999. Gaines Berland's program is proceeding on schedule and it is Gaines Berland's expectation that it will have its firm-wide year 2000 solution in place by approximately July 31, 1999. Gaines Berland has completed its Form BD-Y2K in accordance with the NASD rules and regulations and filed such form in a timely manner. All of Gaines Berland's computer programs are provided by third party vendors and service providers. Most of the programs were purchased after the year 2000 issue became widely recognized. Gaines Berland has sought, and expects to receive, confirmation from its third-party program and service providers that the year 2000 issue has been appropriately managed. Bear Stearns, Gaines Berland's clearing firm, is Gaines Berland's largest and most important computer services related vendor. Bear Stearns has provided Gaines Berland with assurances that it expects to appropriately manage the year 2000 issue on a timely basis. The year 2000 issue creates risks for Gaines Berland from unforeseen problems in its own computer systems, third-party vendors and service providers, and transaction counterparties and from other third parties with whom Gaines Berland deals worldwide. Gaines Berland is continuing to communicate with its third-party vendors and service providers to determine the likely extent to which Gaines Berland may be affected by third parties' year 2000 plans and target dates. Gaines Berland has not yet received sufficient information from all parties about their Year 2000 preparedness to assess the effectiveness of their efforts. Moreover, in many cases, Gaines Berland is not in a position to verify the accuracy or completeness of the information received from third parties and as a result Gaines Berland is dependent on their willingness and ability to disclose, and to address, their Year 2000 problems. In addition, in some international markets in which Gaines Berland does business, the level of awareness and remediation efforts relating to the Year 2000 issue may be less advanced than in the United States.

     If third parties with whom Gaines Berland interacts have Year 2000 problems that are not remedied, problems could include the following:

- in the case of vendors, disruption of important services upon which Gaines Berland depends, such as telecommunications and electrical power;

- in the case of third-party data providers, receipt of inaccurate or out-of-date information that would impair Gaines Berland's ability to perform critical data functions, such as pricing of securities or other assets;

- in the case of financial intermediaries, such as exchanges and clearing agents, failed trade settlements, inability to trade in certain markets and disruption of funding flows;

- in the case of banks and other lenders, disruption of capital flows potentially resulting in liquidity stress; and

- in the case of counterparties and customers, financial and accounting difficulties for those parties that expose Gaines Berland to increased credit risk and lost business.

     In this regard, while Gaines Berland does not now expect material financial exposure as a result of the year 2000 issue, there can be no guarantee that the systems of other entities on which Gaines Berland relies will be remediated to avoid year 2000 problems. Any failures to provide such remediation could have a material adverse impact on Gaines Berland's ability to conduct business. In particular, Gaines Berland does not have a contingency plan in place in the event Bear Stearns is unable to provide clearing services to Gaines Berland, or if general utility or telecommunications services fail as a result of the Year 2000 Computer Issue. In either of such events, Gaines Berland would be unable to conduct its business until the problem was remediated. Any such suspension of its business, if for more than a very brief period of time, would materially adversely affect Gaines Berland. Based on information currently available, Gaines Berland does not expect its year 2000 expenditures to date and over the next year to be a material cost to Gaines Berland. If such costs turn out to be material, that could have a material adverse financial effect on Gaines Berland.

     DISRUPTION OR SUSPENSION OF ACTIVITY IN THE WORLD'S FINANCIAL MARKETS IS ALSO POSSIBLE. Gaines Berland believes that uncertainty about the success of remediation efforts generally may cause many market participants to reduce the level of their market activities temporarily as they assess the effectiveness of these efforts during a "phase-in" period beginning in late 1999. Gaines Berland also believes that lenders are likely to take similar steps, which will result in a reduction in available funding sources. Consequently, there may be a downturn in customer and general market activity for a short period of time before and after January 1, 2000. If this occurs, Gaines Berland's net revenues may be adversely affected, possibly materially, depending on how long the reduction in activity continues and how broadly it affects the markets. In addition, Gaines Berland expects to reduce its own trading activities and the size of its balance sheet in order to manage the number and type of transactions that settle during this period and its related funding needs. This also could reduce Gaines Berland's net revenues. Gaines Berland cannot predict the magnitude of the impact that these kinds of reductions would have on its businesses.

     POSSIBLE EXPOSURE TO LITIGATION AS A RESULT OF YEAR 2000 PROBLEMS. Gaines Berland may be exposed to litigation with its customers and counterparties as a result of Year 2000 problems. For example, litigation could arise from problems relating to its internal systems or to external systems on which it depends, as well as from problems involving companies in which Gaines Berland's clients hold investments or in which the funds Gaines Berland manages hold investments.

     OTHER OPERATIONAL RISKS MAY DISRUPT GAINES BERLAND'S BUSINESSES, RESULT IN REGULATORY ACTION OR LIMIT GROWTH. Gaines Berland faces operational risk arising from mistakes made in the confirmation or settlement of transactions or from transactions not being properly recorded, evaluated or accounted for. Gaines Berland's businesses are highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets and the transactions which Gaines Berland processes have become increasingly complex. Consequently, Gaines Berland relies heavily on its financial, accounting and other data processing systems. If any of these systems do not operate properly or are disabled, Gaines Berland could suffer financial loss, a disruption of businesses, liability to clients, regulatory intervention or reputational damage. The inability of Gaines Berland's systems to accommodate an increasing volume of transactions could also constrain its ability to expand its businesses. In recent years, Gaines Berland has substantially upgraded and expanded the capabilities of its data processing systems and other operating technology, and expects that it will need to continue to upgrade and expand in the future to avoid disruption of, or constraints on, operations.

         RISK OF CURRENT ABSENCE OF INTERNET BROKERAGE SERVICE CAPABILITY. Recently, a growing number of brokerage firms, including firms with substantially more name recognition and financial and other resources than Gaines Berland, have offered Internet brokerage services to their customers in response to increased customer demand for such services. While Gaines Berland intends to offer Internet brokerage services, there can be no assurance that Gaines Berland will be able to offer Internet brokerage services that will be appeal to its current or prospective customers or that any Internet brokerage services conducted in the future by Gaines Berland will be profitable. A failure by Gaines Berland to commence Internet brokerage services in the near future or to attract customers to any Internet brokerage services that it commences could have a material adverse effect on Gaines Berland.

     SIGNIFICANT COMPETITION. All aspects of Gaines Berland's business are subject to significant competition. Gaines Berland competes directly with national and regional full service broker-dealers and, to a lesser extent, with discount brokers, dealers, investment banking firms, investment advisors, and certain commercial banks. The financial services industry has become considerably more concentrated as numerous securities firms have either eased operations or have been acquired by or merged into other firms. Such mergers and acquisitions have increased competition from these large firms, almost all of which have significantly greater equity capital and financial and other resources than Gaines Berland, including what Gaines Berland would have after the Merger. With respect to retail brokerage activities, certain of the regional firms with which Gaines Berland competes have operated in certain markets longer than has Gaines Berland and have established long-standing client relationships. In addition, Gaines Berland expects competition from commercial banks to increase as a result of recent and anticipated legislative and regulatory initiatives in the United States to remove or relieve certain restrictions on commercial banks relating to the sale of securities.

     Gaines Berland expects to face increasing competition from companies offering electronic brokerage services, including through the Internet, which is a rapidly developing industry. These competitors may have lower costs or provide fewer services, and may offer certain customers more attractive pricing or other terms than offered by Gaines Berland, including after the Merger. Gaines Berland also anticipates competition from underwriters who attempt to effect public offerings for emerging growth companies through new means of distribution, including transactions effected using electronic media such as the Internet. In addition, Gaines Berland's underwriting department may lose business as issuers attempt to sell their securities directly to purchasers, including sales using electronic media such as the Internet. To the extent that issuers and purchasers of securities transact business without the assistance of financial intermediaries such as Gaines Berland, Gaines Berland's operating results could be adversely affected.

     COMPETITION FOR PROFESSIONAL EMPLOYEES. From time to time, individuals employed by Gaines Berland may choose to leave Gaines Berland to pursue other opportunities and Gaines Berland has experienced losses of research, investment banking and sales and trading professionals. The level of competition for key personnel remains intense. There can be no assurance that losses of key personnel due to such competition or otherwise will not occur in the future. The loss of an investment banking, research, or sales and trading professional, particularly a senior professional with a broad range of contacts in an industry, could materially and adversely affect Gaines Berland's operating results.

     POSSIBLE LOSS OF KEY EMPLOYEES. The success of Gaines Berland depends on several key employees. The loss of any key employee could materially and adversely affect Gaines Berland. Gaines Berland has informed Frost Hanna that it intends to enter into employment agreements with Joseph Berland, Richard Rosenstock, Mark Zeitchick, Vincent Mangone and David Thalheim, to be effective as of the Effective Time. The employment agreements will be for a term of five years. Each of those employees will be entitled to participate in the Bonus Plan, will be entitled to receive additional compensation through the Special Performance Plan and will be granted certain stock options through the 1999 Performance Equity Plan, in each case, provided those plans are approved at the Special Meeting. In addition, while Gaines Berland has indicated that these employment agreements will contain various incentives, as well as nonsolicitation provisions in favor of Gaines Berland, these provisions may be insufficient to retain any or all of these persons in the employ of Gaines Berland in light of the increasing competition for experienced professionals in the securities industry, particularly if Gaines Berland's stock price were to decline or fail to appreciate sufficiently to be a competitive source of a portion of professional compensation.

     RISK OF DECREASED REVENUES AND NET INCOME. For the fiscal years ended August 31, 1998 and 1997, Gaines Berland had revenues of approximately $57,895,000 and $62,355,000, respectively, and net income of approximately $352,000 and $4,180,000, respectively. This reflects decreases in revenues and net income for 1998 compared to 1997. For the nine months ended May 31, 1999 and 1998, Gaines Berland had revenues of approximately $45,583,000 and $47,598,000, respectively, and net income of approximately $542,000 and $683,000, respectively. This also represents decreases in revenues and net income from the prior period. No assurance can be given that Gaines Berland will be able to reverse this trend of decreases in revenues and net income. Gaines Berland's securities business, by its nature, is subject to various risks and contingencies, many of which are beyond Gaines Berland's ability to control.

These risks and contingencies are discussed below. Further, the nature and extent of Gaines Berland's underwriting, trading and market making activities, and hence the volume and scope of Gaines Berland's business is directly affected by Gaines Berland's available net capital.

     LIMITATIONS ON TRADING AND MARKET-MAKING ACTIVITIES ON GAINES BERLAND'S ABILITY WITH REGARD TO COMMON STOCK. Due to regulatory positions and requirements of both the SEC and the NASD relating to the circumstances and extent to which a registered broker/dealer and NASD member may engage in market-making transactions in the securities of its parent, Gaines Berland does not intend to engage in trading or market-making activities relating to Frost Hanna Common Stock where it would speculate in, purchase or sell Frost Hanna Common Stock for Gaines Berland's own account. The purpose and effect of such limitation restricts Gaines Berland from being a factor in the determination of the market or price of Frost Hanna Common Stock. Gaines Berland may, however, execute transactions for its customers on an "agency basis" where it does not acquire Frost Hanna Common Stock for its own trading account. Gaines Berland will, however, earn usual and customary brokerage commissions in connection with the execution of such brokerage transactions.

     GOVERNMENT REGULATION. The securities industry in the United States is subject to extensive and frequently changing federal and state laws and substantial regulation under such laws by the SEC and various state agencies and self-regulatory organizations, such as the NASDR and various stock exchanges. Gaines Berland is registered as a broker/dealer with the SEC and is a member firm of the NASD. Much of the regulation of broker/dealers has been delegated to self-regulatory organizations, principally NASDR, the regulatory arm of the NASD, which has been designated by the SEC as Gaines Berland's primary regulatory agency. NASDR adopts rules, which are subject to approval by the SEC, that govern its members and conducts periodic examinations of member firms' operations. Securities firms are also subject to regulation by state securities administrators in those states in which they conduct business. Gaines Berland is registered as a broker/dealer in every state in the United States, the District of Columbia and Puerto Rico.

     Broker/dealers are subject to regulations which cover all aspects of the securities business, including sales methods and supervision, trading practices among broker/dealers, use and safekeeping of customers' funds and securities, capital structure of securities firms, record keeping and the conduct of directors, officers and employees. Additional legislation, changes in rules promulgated by the SEC and self-regulatory organizations, or changes in the interpretation or enforcement of existing laws and rules, may directly affect the mode of operation and profitability of broker/dealers. The SEC, self-regulatory organizations, and state securities commissions may conduct administrative proceedings which can result in censure, fine, the issuance of cease-and-desist orders or the suspension or expulsion of a broker/dealer, its officers or employees. The principal purpose of regulation and discipline of broker/dealers is the protection of customers and the integrity of the securities markets.

         NET CAPITAL REQUIREMENT. Gaines Berland is subject to SEC Rule 15c3-1 (the "Net Capital Rule"), which requires the maintenance of minimum net capital. Gaines Berland computes its net capital under the aggregate indebtedness method permitted by the Net Capital Rule, which requires that Gaines Berland maintain minimum net capital which is the greater of 6-2/3% of aggregate indebtedness (as defined in the Net Capital Rule) or $100,000, or an amount determinable based on the market price and number of securities in which Gaines Berland is a market-maker, not to exceed $1,000,000. At May 31, 1999, and August 31, 1998, Gaines Berland had net capital of $4,900,637 and $1,807,781, respectively, which exceeded its minimum net capital requirements of $366,782 and $492,003, respectively, by $4,533,855 and $1,315,778, respectively. The Net Capital Rule is designed to measure the general financial integrity and liquidity of a broker/dealer. In computing net capital, various adjustments are made to net worth which exclude assets not readily convertible into cash, and the regulations require a conservative perspective of other assets such as a broker/dealer's position in securities. The requirements of the Net Capital Rule provide that a broker/dealer shall maintain a certain minimum level of net capital and a certain ratio of net capital to aggregate indebtedness. The particular levels vary in application depending upon the nature of the activity undertaken by a firm. Compliance with the Net Capital Rule limits those operations of broker/dealers which require the intensive use of their capital, such as underwriting commitments and principal trading activities, and limits the ability of securities firms to pay dividends or make payments on certain indebtedness, e.g., subordinated debt as it matures. A significant operating loss or any charge against net capital could adversely effect the ability of a broker/dealer to expand or, depending on the magnitude of the loss or charge, maintain its then present level of business. The NASD may enter the offices of a broker/dealer at any time, without notice, and calculate such firm's net capital. In the event such calculation reveals a deficiency in net capital, the NASD may immediately restrict or suspend certain or all of the activities of a broker/dealer, including its ability to make markets. There can be no assurance that Gaines Berland will be able to maintain adequate net capital, or that its net capital will not fall below requirements established by the SEC, and subject Gaines Berland to disciplinary action in the form of fines, censure, suspension, expulsion, or the termination of business altogether.

     CONTROL BY MANAGEMENT. The Principal Shareholders currently own in the aggregate approximately 77.7% of the issued and outstanding common stock of Gaines Berland, and, following the consummation of the Merger will own in the aggregate approximately 12,426,939 shares of Frost Hanna Common Stock (or approximately 66.6% of the issued and outstanding Frost Hanna Common Stock). Accordingly, such persons will be able to directly control Frost Hanna, and, as a result, indirectly control Gaines Berland, and will be able to appoint all of the officers and directors and otherwise generally control the affairs and operations of Frost Hanna and Gaines Berland.

     RISKS OF PROPOSED EXPANSION. As discussed elsewhere in this Proxy Statement, Gaines Berland intends, following consummation of the Merger, to continue to expend substantial time and resources to, among other things, continue the development of (i) its proposed wholesale trading operations to be conducted through G-Trade, and (ii) its currently contemplated Internet operations. As such operations are in their developmental stages, no assurances can be given that Gaines Berland will successfully implement such operations, or if so implemented, that such operations will be successful.

     CERTAIN TERMS OF THE EMPLOYMENT AGREEMENTS. As discussed elsewhere in this Proxy Statement, each of the Principal Shareholders will enter into employment agreements with Frost Hanna and Gaines Berland upon consummation of the Merger (collectively, the "Employment Agreements"). Pursuant to the terms of the Employment Agreements, the Principal Shareholders will be entitled to receive, among other items, severance payments upon, among other events, a "change of control" (as defined therein), which could effectively prevent changes of control of Frost Hanna, which changes of control could be beneficial to Frost Hanna shareholders. In addition, at a future date, the Board of Directors (or Compensation Committee if established following the Merger) may authorize payments to persons under various compensation plans of Frost Hanna and Gaines Berland (collectively, the "Plans"), based upon standards and goals established by the Board of Directors (or Compensation Committee) which may include, but not be limited to, revenues, net income or other financial targets as well as brokerage commissions generated. No assurances can be given of any terms that the Board of Directors (or Compensation Committee) may establish. Any such payments, however, if made, could, among other items, reduce Frost Hanna's consolidated net income and consolidated per share net income. See the forms of employment agreement and the forms of the Plans attached to this Proxy
Statement as Exhibits C, D, E and F, respectively.

     DEPENDENCE ON BEAR STEARNS. Gaines Berland effects its securities transactions pursuant to an agreement with Bear Stearns as its clearing broker-dealer. Bears Stearns also provides administrative and transaction processing services to Gaines Berland (collectively, with the clearing services, the "Bear Stearns Services"). If Gaines Berland's agreement with Bear Stearns terminates for any reason, Gaines Berland would be required to immediately find an alternate provider of the Bear Stearns Services in order to continue its business as a broker-dealer. If Gaines Berland were unable to enter into an agreement with another provider of the Bear Stearns Services, on terms that are acceptable to Gaines Berland, immediately upon the termination of its clearing agreement with Bear Stearns, the business of Gaines Berland would be materially adversely effected. There can be no assurance that Gaines Berland would be able to enter into an agreement with another provider of the Bear Stearns Services, in the event of the termination of its agreement with Bear Stearns, immediately upon such termination or otherwise.

     RISKS ASSOCIATED WITH FEDERAL AND STATE REGULATIONS. The securities industry and the business of Gaines Berland is subject to extensive regulation by the Commission, state securities regulators, and other governmental regulatory authorities. Gaines Berland is also regulated by industry self-regulatory organizations ("SROs"), including the NASD, the NYSE, the AMEX and other securities exchanges. Compliance with many of the regulations applicable to Gaines Berland involves a number of risks, particularly in areas where applicable regulations may be subject to varying interpretation. The requirements imposed by these regulators are designed to ensure the integrity of the financial markets and to protect customers and other third parties who deal with Gaines Berland. Consequently, these regulations often serve to limit Gaines Berland's activities, including through net capital, customer protection and market conduct requirements. In the event of noncompliance by Gaines Berland with an applicable regulation, governmental regulators and SROs may institute administrative or judicial proceedings that may result in censure, fine, civil penalties (including treble damages in the case of insider trading violations), the issuance of cease-and-desist orders, the deregistration or suspension of Gaines Berland's broker-dealer activities, the suspension or disqualification of its officers or employees, or other adverse consequences. The imposition of any such penalties or other sanctions on Gaines Berland could have a material adverse effect on Gaines Berland's operating results and financial condition.

     The regulatory environment is also subject to change. Gaines Berland may be adversely affected as a result of new or revised legislation or regulations imposed by the Commission, other federal or state governmental regulatory authorities, or SROs. Gaines Berland also may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and SROs.

     RISK OF LOSSES FROM UNDERWRITING AND TRADING. Gaines Berland's underwriting, securities trading and market-making activities are conducted by it as a principal and subjects its capital to significant risks, including market, credit, counterparty, and liquidity risks. These activities often involve the purchase, sale or short sale of securities as principal in markets that may be characterized by relative illiquidity or that may be particularly susceptible to rapid fluctuations in liquidity. Gaines Berland from time to time has large position concentrations in securities of, or commitments to, a single issuer, or issuers engaged in a specific industry, particularly as a result of underwriting activities. In addition, the trend in all major capital markets, for competitive and other reasons, toward larger commitments on the part of lead underwriters means that, from time to time, an underwriter (including a co-manager) may retain significant position concentrations in individual securities.

         RISK OF LOSSES ASSOCIATED WITH SECURITIES LAWS VIOLATIONS AND LITIGATION. Many aspects of Gaines Berland's business will involve substantial risks of liability. An underwriter is exposed to substantial liability under federal and state securities laws, other federal and state laws, and court decisions, including decisions with respect to underwriters' liability and limitations on indemnification of underwriters by issuers. For example, a firm that acts as an underwriter may be held liable for material misstatements or omissions of fact in a prospectus used in connection with the securities being offered or for statements made by its securities analysts or other personnel. In recent years, there has been an increasing incidence of litigation involving the securities industry, including class actions that seeks substantial damages. Gaines Berland's underwriting activities will usually involve offerings of the securities of smaller companies, which often involve a higher degree of risk and are more volatile than the securities of more established companies. In comparison with more established companies, such smaller companies are also more likely to be the subject of securities class actions, to carry directors and officers liability insurance policies with lower limits, or no such insurance, and to become insolvent. Each of these factors increases the likelihood that an underwriter of a smaller companies' securities will be required to contribute to an adverse judgment or settlement of a securities lawsuit.

     Gaines Berland has been named as a defendant in a class action lawsuit relating to a secondary public offering of Mitcham Industries, Inc. ("Mitcham") in which it served as an underwriter along with Jefferies & Company, Inc. and Rauscher Pierce Refsnes, Inc. (the "Moskowitz Class Action"). The amount of damages claimed is undeterminable at this time. Gaines Berland, along with the other underwriters, has been indemnified by Mitcham pursuant to an underwriting agreement executed in connection with that offering. However, that indemnification is subject to certain qualifications, reservations and limitations as provided in that underwriting agreement. In addition, while a demand for indemnity has been made to Mitcham, no response thereto has yet been received from Mitcham. Gaines Berland anticipates that additional securities class action lawsuits naming Gaines Berland as a defendant may be filed from time to time in the future, particularly if Gaines Berland increases its level of activity in underwriting transactions. If the plaintiffs in the Moskowitz Class Action were to successfully prosecute their claims against Gaines Berland or if Gaines Berland were to settle such suits by making significant payments to the plaintiffs, and, for any reason the aforesaid indemnification were not available to Gaines Berland, Gaines Berland's operating results and financial condition would be materially adversely affected. In addition, Gaines Berland's charter documents allow indemnification of Gaines Berland's officers, directors, and agents to the maximum extent permitted under New York law. Gaines Berland may be the subject of indemnification assertions under these charter documents by officers, directors, or agents of Gaines Berland who are or may become defendants in litigation, including the Moskowitz Class Action.

     In the normal course of business, Gaines Berland has been, and continues to be the subject of numerous civil actions and arbitrations arising out of customers complaints relating to its activities as a broker-dealer in securities, as an employer and as a result of other business activities. In general, the cases involve various allegations that employees of Gaines Berland had mishandled customer accounts. The total amount sought from Gaines Berland in pending and threatened claims is approximately $9,660,000, not including the Moskowitz Class Action lawsuit.

     On or about June 30, 1999, Gaines Berland entered into a consent order with the State of Connecticut, Department of Banking (the "Consent Order"), wherein, without admitting or denying any substantive acts or violations, Gaines Berland agreed, among other things, that it would hire a consultant to review its supervisory and employee procedures and make written recommendations for implementation of additional procedures to insure compliance with securities laws. For two years from the Consent Order, Gaines Berland is required to limit its brokerage activities in the State of Connecticut to securities listed on the New York Stock Exchange and the American Stock Exchange, Nasdaq National Market securities, corporate debt securities, municipal securities, securities issued by investment companies subject to regulation under the Investment Company Act of 1940, United States securities and insurance products subject to regulation by the Connecticut Insurance Commissioner. Such limitations do not apply to accounts established prior to April 15, 1999 or to accounts of "accredited investors", as defined under the Securities Act of 1933, as amended ("Accredited Investors"). In addition, Gaines Berland paid a $20,000 administrative penalty, $5,000 to reimburse state costs and $5,000 to that State's Investment Education Fund.

         On April 6, 1999, Alan Gaines, a former officer and principal shareholder of Gaines Berland, filed an arbitration claim with the NASD against Gaines Berland and several of its Principal Shareholders arising from the termination of the business relationship between Mr. Gaines and Gaines Berland. Mr. Gaines is seeking in excess of $2.5 million in damages. Gaines Berland and the other respondents in this action intend to defend the arbitration vigorously. While Gaines Berland believes that most of Mr. Gaines's allegations are without basis, a ruling in favor of Mr. Gaines as to all or a substantial amount of damages claimed by Mr. Gaines could materially adversely affect Gaines Berland's operating results and financial condition.

      Substantial civil liability or a significant regulatory action against Gaines Berland could have a material adverse effect of Gaines Berland's results of operations or cause significant reputational harm to Gaines Berland, which in turn could materially adversely affect its business and results of operations.

     DIVERSION OF MANAGEMENT ATTENTION. In addition to the financial costs and risks relating to a litigation in which Gaines Berland is involved, the defense of litigation can, divert the efforts and attention of Gaines Berland's management and staff. The amount of time that management and other employees may be required to devote in connection with the defense of litigation could be substantial and might materially divert their attention from other responsibilities. Securities class action litigation in particular is highly complex and can extend for a protracted period of time, thereby consuming substantial time and effort of management and substantially increasing the cost of such litigation.

     RISKS ASSOCIATED WITH MANAGEMENT OF GROWTH. Over the past several years, Gaines Berland has experienced significant growth in its business activities and the number of its employees. Such growth has required and will continue to require increased investments in management personnel, financial and management systems and controls, and facilities, which, in the absence of parallel revenue growth, of which there can be no assurance, would cause Gaines Berland's operating margins to decline from current levels. In addition, as is common in the securities industry, Gaines Berland will continue to be highly dependent on the effective and reliable operation of its communications and information systems. Gaines Berland believes that its current and anticipated future growth will require implementation of new and enhanced communications and information systems and training of its personnel to operate such systems. Any difficulty or significant delay in the implementation or operation of existing or new systems or the training of personnel could adversely affect Gaines Berland's ability to manage growth.

     LACK OF EXPERIENCE IN MANAGING A PUBLIC COMPANY. Upon the consummation of the Merger, the current directors and officers of Gaines Berland would become the directors and officers of Frost Hanna. None of those persons has experience managing a publicly held company subject to the federal securities laws such as Frost Hanna. Accordingly, as a result of this lack of experience, there can be no assurance that Frost Hanna will have the internal experience needed to effectively operate as a public Company or to comply with all applicable securities laws.



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






                               THE SPECIAL MEETING

PURPOSE OF MEETING

     The Special Meeting will be held on _______________, 1999, commencing at _____ A.M., local time, at ________________________________________. At such meeting, holders of Frost Hanna Common Stock on the Record Date (the "Frost Hanna Shareholders") will be requested (i) to consider and vote upon (A) a proposal to approve and adopt the Merger Agreement, (B) a proposal to amend Frost Hanna's Articles of Incorporation to change Frost Hanna's name to "G-Trade Capital Holdings Corp.", (C) a proposal to amend Frost Hanna's Articles of Incorporation to provide for an authorized class of 2,000,000 shares of Preferred Stock, with the rights, preferences and designation of such shares to be determined by the Board of Directors, (D) a proposal to elect six members of Frost Hanna's Board of Directors, such members to hold office commencing on the effective date of the Merger and until the next annual meeting of shareholders,
(E) a proposal to approve the 1999 Performance Equity Plan, (F) a proposal to approve the Annual Incentive Bonus Plan and (G) a proposal to approve the Special Performance Incentive Plan and (ii) to transact such other business that may properly come before the Special Meeting, or any adjournment or postponement thereof. Approval of the Other Proposals will only be deemed effective if the Merger Agreement is approved and adopted. The Frost Hanna Board of Directors knows of no business that will be presented for consideration at the Special Meeting other than the matters described in this Proxy Statement. Copies of the Merger Agreement, the Form of the Amended Articles of Incorporation of Frost Hanna, the 1999 Performance Equity Plan, the Annual Incentive Bonus Plan and the Special Performance Incentive Plan are attached to this Proxy Statement as Exhibits A, B, C, D and E, respectively.

     The Board of Directors of Frost Hanna has fixed the close of business on ________________ as the Record Date. As of the date of this Proxy Statement, there are 2,657,202 shares of Frost Hanna Common Stock (held by 44 persons of record) outstanding and entitled to vote.

VOTE REQUIRED

         Frost Hanna Shareholders are entitled to one vote for each share of Frost Hanna Common Stock held by them on any matter that may properly come before the Special Meeting. Although applicable Florida law does not require that Frost Hanna Shareholders approve the Merger, in accordance with certain agreements entered into by Frost Hanna in connection with Frost Hanna's IPO and the terms of the Merger Agreement, approval by the Frost Hanna Shareholders is required to effectuate the Merger. The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Frost Hanna Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. The affirmative vote of the holders of at least a majority of Frost Hanna Common Stock entitled to vote at the Special Meeting is required pursuant to the terms of the Merger Agreement to approve and adopt the Merger. The Merger Agreement also requires that less than 30% of the outstanding Frost Hanna Common Stock held by Non-Affiliated Frost Hanna Shareholders vote against approval of the Merger. Any abstentions and any broker non-votes will have the same effect as a vote against the proposal to adopt and approve the Merger. The Other Proposals, other than Proposal 4 -- Election of Directors of Frost Hanna, described in the Proxy Statement require the affirmative vote of a majority of the shares of Frost Hanna Common Stock voting in person or by proxy at the Special Meeting. The election of directors requires the vote of a plurality of the shares so voting. Accordingly, an abstention on these proposals will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, broker non-votes will have no effect on the vote.

         Frost Hanna's directors and executive officers and their respective affiliates, collectively, holding an aggregate of approximately 43.2% of the outstanding shares of Frost Hanna Common Stock before giving effect to the Merger, have agreed, with respect to the proposal to approve and adopt the Merger Agreement, to vote their respective shares of Frost Hanna Common Stock in accordance with the vote of the majority of all Non-Affiliated Frost Hanna Shareholders. Consequently, if a majority of outstanding Frost Hanna Common Stock held and voted by Non-Affiliated Frost Hanna

Shareholders are voted in favor of the Merger, the current directors and executive officers of Frost Hanna will vote their shares of Frost Hanna Common Stock in favor of the Merger and the Other Proposals.

     If the Merger is not approved by the affirmative vote of the holders of at least a majority of Frost Hanna Common Stock entitled to vote at the Special Meeting, or if so approved, but 30% or more in interest of all Non-Affiliated Frost Hanna Shareholders vote against approval of the Merger, the Merger Agreement will be terminated and the proposed Merger abandoned.

PROXIES

     If a Frost Hanna Shareholder attends the Special Meeting, he or she may vote by ballot. However, many of the Frost Hanna Shareholders may be unable to attend the Special Meeting. Therefore, the Board of Directors of Frost Hanna is soliciting proxies so that each holder of Frost Hanna Common Stock on the Record Date has the opportunity to vote on the proposals to be considered at the Special Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a Frost Hanna Shareholder does not return a signed proxy card his or her shares will not be voted. Frost Hanna Shareholders are urged to mark the box on the proxy card to indicate how their shares are to be voted. If a Frost Hanna Shareholder (other than a broker which holds shares in street name for its customers) returns a signed proxy card, but does not indicate how his or her shares are to be voted, the shares represented by the proxy card will be voted for approval and adoption of the Merger and the Other Proposals. If a signed proxy card is returned by a Frost Hanna Shareholder and expressly reflects an abstention upon any proposal or if a signed proxy card is returned by a broker with no indication of how shares are to be voted, the shares evidenced thereby will be counted towards the quorum necessary to convene the Special Meeting, but will not be counted towards the requisite affirmative vote upon such proposal. The proxy card also confers discretionary authority on the individual appointed by the Board of Directors of Frost Hanna and named on the proxy card to vote the shares represented thereby on any other matter that is properly presented for action at the Special Meeting.

     Any Frost Hanna Shareholder who executes and returns a proxy card may revoke such proxy at any time before it is voted by (i) notifying in writing the Secretary of Frost Hanna, at 327 Plaza Real, Suite 319, Boca Raton, Florida 33432; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute revocation of the proxy.

SOLICITATION

     Frost Hanna will bear all of the expenses in connection with printing and mailing this Proxy Statement. The costs of solicitation of proxies also will be borne by Frost Hanna. Frost Hanna will reimburse brokers, fiduciaries, custodians and other nominees for reasonable out-of-pocket expenses incurred in sending this Proxy Statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Frost Hanna Common Stock. Proxies may be solicited by directors, executive officers or regular employees of Frost Hanna, without such person receiving additional compensation, in person, by letter or by telephone, telegram or telefax.

DISSENTERS' RIGHTS

         Holders of Frost Hanna Common Stock are entitled to dissenters' rights under Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act (the "FBCA"). All references in Sections 607.1301, 607.1302 and
607.1320 and in this summary to a "shareholder" are to the record holders of the Frost Hanna Common Stock as to which dissenters' rights are duly asserted.

         Holders of Frost Hanna Common Stock who follow the procedure set forth in Section 607.1320 of the FBCA ("Section 607.1320") will be entitled to receive payment of the "fair value" of such Frost Hanna Common Stock. FBCA defines "fair value" to be the value of the Frost Hanna Common Stock as of the close of business on the date prior to the date of shareholder approval of the Merger, excluding any appreciation or depreciation in anticipation of the Merger, unless exclusion would be inequitable.

         Under Section 607.1320, if the Merger is consummated, shareholders who dissent from the Merger may be entitled, if they comply with the provisions of the FBCA regarding the rights of dissenting shareholders, to be paid the fair value of their Frost Hanna Common Stock. This Proxy Statement shall constitute such notice to the shareholders of Frost Hanna, and the Merger Agreement and the applicable statutory provisions of the FBCA are attached to this Proxy Statement as Exhibits A and Appendix B, respectively. The following discussion is not a complete statement of the law pertaining to dissenters' rights under the FBCA and is qualified in its entirety by reference to the full text of Sections 607.1301, 607.1302 and 607.1320 of the FBCA attached to this Proxy Statement. Any shareholder who wishes to exercise such dissenters' rights or who wishes to preserve his right to do so, should review the following discussion and Appendix B carefully, because failure to timely and properly comply with the procedures specified will result in the loss of dissenters' rights under the FBCA.

         Each shareholder who wishes to assert dissenters' rights must (i) deliver to Frost Hanna, before the taking of the vote on the Merger, a written notice of his intent to demand payment for his Frost Hanna Common Stock if the Merger is effectuated, and (ii) not vote his Frost Hanna Common Stock in favor of the Merger Agreement. Because an executed proxy which does not contain voting instructions will, unless revoked, be voted for adoption of the Merger Agreement, a shareholder who votes by proxy and who wishes to exercise his dissenters' rights must (i) vote against adoption of the Merger Agreement or
(ii) abstain from voting on adoption of the Merger Agreement. A vote against adoption of the Merger Agreement, in person or by proxy, will not in and of itself constitute a written notice of intent to demand payment for the Frost Hanna Common Stock satisfying the requirements of Section 607.1320.

         Only a holder of record of Frost Hanna Common Stock is entitled to assert dissenters' rights for the Frost Hanna Common Stock registered in that holders' name. A notice of intent to demand payment for Frost Hanna Common Stock may be exercised by or on behalf of the holder of record, fully and correctly, as his name appears on his stock certificates. If Frost Hanna Common Stock is owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the notice should be made in that capacity, and if the Frost Hanna Common Stock is owned of record by more than one person, as in a joint tenancy or tenancy in common, the notice should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a notice on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the notice, the agent is acting as agent for such owner or owners. A record holder, such as a broker, who holds Frost Hanna Common Stock as nominee for several beneficial owners may exercise dissenters' rights with respect to the Frost Hanna Common Stock held for one or more beneficial owners while not exercising such rights with respect to the Frost Hanna Common Stock held for other beneficial owners. In such case, the notice should set forth the number of shares of Frost Hanna Common Stock as to which dissenters' rights are sought. Where no number of Frost Hanna Common Stock is expressly mentioned, the demand will be presumed to cover all Frost Hanna Common Stock held in the name of the record owner. Shareholders who hold their Frost Hanna Common Stock in brokerage accounts or other nominee forms and who wish to exercise dissenters' rights are urged to consult with their brokers to determine the appropriate procedures for the making of a notice of intent to demand payment for such nominee's Frost Hanna Common Stock.

         Within ten days after the date of shareholder approval of the Merger Agreement, Frost Hanna is required to give written notice of adoption of the Merger Agreement to each shareholder who filed a notice of intent to demand payment for his Frost Hanna Common Stock. Within twenty days after the giving of such notice to him by Frost Hanna, any shareholder who elects to dissent must file with Frost Hanna a notice of such election, stating his name and address, the number of shares of Frost Hanna Common Stock as to which he dissents, and a demand for payment of the fair value of his Frost Hanna Common Stock. Any shareholder filing an election to dissent shall deposit his stock certificates with Frost Hanna simultaneously with the filing of the election to dissent.

         Within ten days after the expiration of the period in which shareholders may file their notices of election to dissent, or within ten days after the Merger is effected, whichever is later (but in no case later than ninety days from the date of shareholder approval of the Merger Agreement), Frost Hanna shall make a written offer to each dissenting shareholder who has made a demand as provided in Section 607.1320 to pay an amount Frost Hanna estimates to be the fair value for such Frost Hanna Common Stock. The fair value determined will reflect the value of the Frost Hanna Common Stock prior to the Merger. Such notice and offer shall be accompanied by (i) a balance sheet of Frost Hanna as of the latest available date, and (ii) a profit and loss statement of Frost Hanna for the 12-month period ended on the date of such balance sheet.

         Any shareholder who has duly filed a notice of election to dissent in compliance with Section 607.1320 will thereafter be entitled only to payment of the fair value of his Frost Hanna Common Stock and will not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by Frost Hanna to pay for his Frost Hanna Common Stock. Generally, after such offer, no such notice of election may be withdrawn unless Frost Hanna consents thereto.

         If within thirty days after the making of such offer by Frost Hanna, any shareholder accepts the same, payment for his Frost Hanna Common Stock will be made within ninety days after the making of such offer or the consummation of the Merger, whichever is later. Upon payment of the agreed value, the dissenting shareholder will cease to have any interest in such Frost Hanna Common Stock.

         If Frost Hanna fails to make an offer for the fair value of the Frost Hanna Common Stock within the period specified above, or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of thirty days thereafter, then Frost Hanna, within thirty days after receipt of written demand from any dissenting shareholder given within sixty days after the date of which the Merger was effected, shall, or at its election at any time within such period of sixty days may, file an action in any court of competent jurisdiction in Broward County, Florida requesting the fair value of such Frost Hanna Common Stock to be determined. The court shall also determine whether each dissenting shareholder, as to whom Frost Hanna requests the court to make such determination, is entitled to receive payment for his Frost Hanna Common Stock. If Frost Hanna fails to institute such a proceeding, any dissenting shareholder may do so in the name of Frost Hanna. All dissenting shareholders (whether or not resident of the State of Florida), other than shareholders who have agreed with Frost Hanna as to the value of their Frost Hanna Common Stock, shall be made parties to the proceeding. Frost Hanna must pay to each dissenting shareholder the amount found to be due him within ten days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholders will cease to have any interest in such Frost Hanna Common Stock.

         Shareholders considering seeking dissenters' rights should be aware that the fair value of their Frost Hanna Common Stock as determined under
Section 607.1320 could be more than, the same as, or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek to demand payment of their Frost Hanna Common Stock. Any judicial determination of the "fair value" of the Frost Hanna Common Stock can be based on numerous considerations, including, but not limited to, the market value of the Frost Hanna Common Stock prior to the Merger and the net asset value and earnings value of Frost Hanna. The costs and expenses of any judicial proceeding will be determined by the court and will be assessed against Frost Hanna, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom Frost Hanna has made an offer to pay for the Frost Hanna Common Stock, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith.

         Failure to follow the steps required by Section 607.1320 for perfecting dissenters' rights may result in the loss of such rights.


REDEMPTION RIGHTS

     Each Non-Affiliated Frost Hanna Shareholder as of the Record Date will have the right until __________________ to offer his or her shares of Frost Hanna Common Stock for redemption (the "Redemption") at a price equal to Frost

Hanna's liquidation value divided by the number of shares of Frost Hanna Common Stock held by all Non-Affiliated Frost Hanna Shareholders (1,181,536 shares as of the Record Date), calculated as of the Frost Hanna Record Date (the "Redemption Value"). Frost Hanna's Redemption Value is equal to its book value, as determined by Frost Hanna and audited by its independent public accountants, calculated as of the Frost Hanna Record Date. The Redemption Value as of March 31, 1999 was $4.34 per share. If less than 30% of the shares of Frost Hanna Common Stock held by Non-Affiliated Frost Hanna Shareholders are voted against approval of the Merger and if such Non-Affiliated Frost Hanna Shareholders also elected to have their shares of Frost Hanna Common Stock redeemed, then if the Merger is consummated, Frost Hanna will, utilizing funds held in escrow, redeem shares of Frost Hanna Common Stock at the Redemption Value from those Frost Hanna Shareholders who affirmatively requested such redemption and who actually voted against approval of the Merger. If 30% or more in interest of Frost Hanna Common Stock held by Non-Affiliated Frost Hanna Shareholders vote against approval of the Merger, the proposed Merger will be terminated, Frost Hanna will not proceed with the Merger and will not redeem such shares.

     A Non-Affiliated Frost Hanna Shareholder wishing to exercise his or her redemption rights (i) must deliver to Frost Hanna, prior to or at the Special Meeting but before the vote is taken on the Merger, a written objection to the Merger (a "Notice of Election"), which shall include a notice of his or her election to redeem his or her Frost Hanna Common Stock, his or her name and residence address, the number of shares of Frost Hanna Common Stock which he or she owns and demand for payment of the Redemptive Value of his or her shares of Frost Hanna Common Stock (which Notice of Election must be in addition to and separate from any vote (including by proxy) against the Merger); and (ii) must vote against the Merger. A proxy directing such vote for an abstention with respect to the proposal to approve the Merger, even if accompanied by a Notice of Election, will not meet the requirements for exercise of the redemption rights. A Non-Affiliated Frost Hanna Shareholder, who elects to redeem his or her shares of Frost Hanna Common Stock may not redeem less than all of the shares of Frost Hanna Common Stock beneficially owned by such Frost Hanna Shareholder as of the Frost Hanna Record Date. Frost Hanna Shareholders who timely file a Notice of Election and who vote their Frost Hanna Common Stock against the Merger, are hereinafter referred to as "Redeeming Shareholders."

         ALL NOTICES OF ELECTION SHOULD BE ADDRESSED TO FROST HANNA CAPITAL GROUP, INC., 327 PLAZA REAL, SUITE 319, BOCA RATON, FLORIDA 33432, ATTENTION:
MARK J. HANNA.

     At the Effective Time, each Redeeming Shareholder will cease to have any of the rights of a Frost Hanna Shareholder, except the right to be paid the Redemption Value for his or her shares of Frost Hanna Common Stock. To maintain his or her position as a Redeeming Shareholder, each Frost Hanna Shareholder must submit the certificate representing his or her shares of Frost Hanna Common Stock to Frost Hanna or its transfer agent as noted below. A Notice of Election may be withdrawn by a Frost Hanna Shareholder, with the written consent of Frost Hanna, prior to 20 days following the Effective Time.

         Within 10 days after the date on which the Frost Hanna Shareholders approve the Merger, Frost Hanna will send written notice of such approval ("Notice of Approval of Merger"), including the Redemption Value, by certified or registered mail to each shareholder of Frost Hanna who filed a Notice of Election and who voted his shares against adoption of the Merger. Within 20 days following the date of mailing of the Notice of Approval of Merger, Redeeming Shareholders must submit certificates representing their shares of Frost Hanna Common Stock to Frost Hanna or its transfer agent. Within 30 days following the date of mailing of the Notice of Approval of Merger, Frost Hanna will pay each Redeeming Shareholder who has submitted the certificates representing his or her shares of Frost Hanna Common Stock to Frost Hanna or its transfer agent, the Redemption Value for such shares. ANY REDEEMING SHAREHOLDER WHO FAILS TO SUBMIT HIS OR HER CERTIFICATES REPRESENTING FROST HANNA COMMON STOCK WITHIN 20 DAYS FOLLOWING THE DATE OF MAILING OF THE NOTICE OF APPROVAL OF MERGER SHALL LOSE HIS OR HER REDEMPTION RIGHTS.

EXCHANGE OF STOCK CERTIFICATES

     At the Effective Time, the shareholders of Gaines Berland will exchange certificates representing outstanding Gaines Berland Common Stock for certificates representing Frost Hanna Common Stock.

     Frost Hanna Shareholders will not be required to surrender certificates evidencing shares of Frost Hanna Common Stock following the approval and adoption of the Merger Agreement and the subsequent implementation of the Merger.

NO FRACTIONAL SHARES

     No certificates or scrip for fractional shares of Frost Hanna Common Stock will be issued in connection with the Merger.




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


                                   PROPOSAL 1

                  APPROVAL AND ADOPTION OF THE MERGER AGREEMENT

BACKGROUND OF THE MERGER

     Frost Hanna was formed in February 1996 to effect a Business Combination with an Acquired Business which Frost Hanna believes has growth potential. Since the formation of Frost Hanna, its executive officers have conducted a search for an appropriate Acquired Business. During the period from the formation of Frost Hanna through May, 1999, Frost Hanna's executive officers met with and conducted analysis of approximately 15 prospective Acquired Businesses engaged in the following industries: waste disposal, publishing, outpatient rehabilitation services, pharmaceutical and home product manufacturing, television programming, radio broadcasting, telecommunications, farming, psychiatric health care, diagnostic imaging, airline, insurance, food services, gaming, dermatological products and retail.

     In evaluating each prospective Acquired Business, Frost Hanna's executive officers considered, among other factors, all or a majority of the following:

         -        costs associated with effecting the Business Combination;

         - equity interest, in and opportunity for control of the Acquired Business;

         - growth potential of the Acquired Business and the industry in which it operates;

         - experience and skill of management of, and availability of additional necessary personnel for the Acquired Business;

         -        capital requirements of the Acquired Business;

         -        competitive position of the Acquired Business;

         - stage of development of the product, process or service of the Acquired Business;

         - degree of current or potential market acceptance of the product, process or service of the Acquired Business;

         - proprietary features and degree of intellectual property or other protection of the product, process or service of the Acquired Business; and

         - regulatory environment of the industry in which the Acquired Business operates.

         Each of the prospective Acquired Businesses considered by Frost Hanna prior to its consideration of a transaction with Gaines Berland was rejected either for failure of the Acquired Business to satisfy Frost Hanna with respect to one or more of the factors listed above or the failure of the parties to reach an agreement in principle.

         In March 1999, Frost Hanna was introduced to Gaines Berland as a possible merger candidate as a result of a telephone call from Harter Financial.





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



         Over the next several days, Messrs. Frost and Hanna received and reviewed the most recent financial statements of Gaines Berland, consisting of the statement of financial condition of Gaines Berland as of August 31, 1998, and the related statements of income, changes in shareholders' equity, changes in subordinated borrowing and cash flows for the year then ended and the report thereon by Gaines Berland's independent auditors, Goldstein Golub, which were filed by Gaines Berland with the Commission in accordance with Rule 17a-5 of the Exchange Act. In addition to these financial statements, Messrs. Frost and Hanna also reviewed the computation of Gaines Berland's net capital under Rule 15c3-1 set forth as supplementary information in the independent auditor's report.

         During the next few weeks, Messrs. Frost and Hanna had numerous telephone conversations and meetings with senior personnel of Gaines Berland at the office of Gaines Berland in order for Messrs. Frost and Hanna to become informed about the operations of Gaines Berland, including its capital structure, market-making activities, the composition of its customer base and its specific strategy for establishing trading services on the Internet.

         In late April 1999, Mr. Frost visited Gaines Berland's principal office in Bethpage, New York. During his visit, he met with Messrs. Berland, Rosenstock, Thalheim, Zeitchick and Mangone, representatives of Gaines Berland, to discuss, among other things, the history of Gaines Berland, its monthly earnings since its formation in 1983, its day-to-day operations and policies regarding the recruiting of traders and brokers. Mr. Frost also met with Messrs. Pickard and Miller, the general counsel and chief compliance officer of Gaines Berland, respectively, to among other things, review and discuss Gaines Berland's supervisory policies, surveillance measures, and compliance policies.

         Subsequent thereto, Messrs. Frost and Hanna held numerous telephone conversations with Gaines Berland's officers and representatives to discuss follow up questions regarding material aspects of Gaines Berland's operations. At the same time, Frost Hanna's counsel proceeded to conduct an independent investigation of Gaines Berland's operations, including a review of its material contracts, employee matters (including employee benefits and employee complaints), record of compliance with NASD and state regulations, and pending and threatened legal proceedings. Frost Hanna's independent public accountants were also retained by Frost Hanna to conduct a review of Gaines Berland's financial condition.

         On May 27, 1999, a meeting of the Board of Directors of Frost Hanna was called and after detailed discussion, the Board of Directors unanimously agreed to authorize Frost Hanna to enter into the Merger Agreement and resolved to recommend to the Frost Hanna Shareholders that they vote to approve the Merger. Subsequently the Board of Directors of Gaines Berland unanimously agreed to enter into the Merger Agreement and Gaines Berland and Frost Hanna executed the Merger Agreement and issued a press release concerning the transaction.


RECOMMENDATION OF THE BOARD OF DIRECTORS AND REASONS FOR THE MERGER

         The Board of Directors of Frost Hanna has determined that the Merger is in the best interests of Frost Hanna and the Frost Hanna Shareholders and unanimously recommends that the Frost Hanna Shareholders vote for approval and adoption of the Merger Agreement and the transactions contemplated thereby.

         In considering whether to approve and recommend the Merger to the Frost Hanna Shareholders, the Board of Directors of Frost Hanna, which includes several members with experience in the securities industry, considered a number of factors. The material factors considered were:

         (i) Information with respect to the financial condition, business, operations and prospects of Frost Hanna and Gaines Berland, on both a historical and prospective basis, including information reflecting the two companies on a pro forma combined basis. See "Pro Forma Combined Financial Statements."

         (ii) The experience of the Gaines Berland principals in the brokerage business as described under "Management of Gaines Berland - Executive Officers and Directors."

         (iii) The overall growth of the brokerage industry based upon a review of the publicly available financial information of brokerage firms.

         (iv) The business plan and operating strategies of Gaines Berland as described under the caption "Business of Gaines Berland."

         (v) The fact that (a) the Merger Agreement requires the approval of a majority of the outstanding Frost Hanna Common Stock entitled to vote at the Frost Hanna Special Meeting, (b) the vote of the executive officers and directors of Frost Hanna in the Merger is effectively neutralized by their agreement to vote consistent with the vote of a majority of the Non-Affiliated Frost Hanna Shareholders and (c) that each Non-Affiliated Frost Hanna Shareholder will have certain redemption rights with respect to the Merger.

         The Board of Directors of Frost Hanna did not assign relative weights to the factors or determine that any factor was of particular importance. Rather, the Board of Directors of Frost Hanna viewed its determination and recommendation as being based on the totality of the information presented to it and considered by it. The number of shares of Frost Hanna Common Stock to be issued in the Merger was the result of arm's length negotiations among Messrs. Hanna and Frost and Messrs. Rosenstock and Thalheim after consideration by the Board of Directors of Frost Hanna of the financial position of Gaines Berland and the prospects and growth potential of the business.

         In evaluating the merits of the proposed transaction with Gaines Berland, the Board of Directors of Frost Hanna did not obtain a fairness opinion or any other valuation or analysis from an investment banker or other financial advisor to the effect that the Merger would be fair from a financial point of view to the Frost Hanna Shareholders. Accordingly, no third party has independently analyzed the merits or basis of the terms of the Merger and there can be no assurance that the terms of the Merger would be deemed by a third party to be fair.

THE MERGER AGREEMENT

         THE FOLLOWING SUMMARY DESCRIBES CERTAIN PROVISIONS OF THE MERGER AGREEMENT. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY TO THE COMPLETE TEXT OF THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT.

         GENERAL. The Merger Agreement provides that FHGB, the newly formed wholly-owned subsidiary of Frost Hanna, will merge with and into Gaines Berland, Gaines Berland will survive the Merger as a wholly-owned subsidiary of Frost Hanna and the separate existence of FHGB will cease. The Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of New York. It is anticipated that such filing will take place within 15 days after all the conditions sets forth in the Merger Agreement have been satisfied or waived.

         CONSIDERATION. Each share of Gaines Berland Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted (subject to certain adjustments described below) into the right to receive 21,917 shares of Frost Hanna Common Stock (the "Conversion Ratio"). In the event that shares of Gaines Berland Common Stock are redeemed prior to the Effective Time pursuant to certain existing shareholder agreements or Frost Hanna consents to the issuance of additional shares of Gaines Berland Common Stock to certain new employees as permitted by the Merger Agreement, then the Conversion Ratio shall be deemed automatically modified to the nearest lowest whole number equal to the product of (i) 21,917 and (ii) a fraction, the numerator of which is 730 and the denominator of which is equal to the number of shares of Gaines Berland Common Stock outstanding immediately prior to the Effective Time, assuming that none of Gaines Berland's shareholders had exercised dissenters' rights. In no event shall the aggregate number of shares issued to Gaines Berland's shareholders exceed 16,000,000, less the number of shares of Frost Hanna Common Stock into which Gaines Berland Common Stock would be converted into but for the exercise of dissenters' rights by the holders of Gaines Berland Common Stock. In the event that the Net Cash Assets of Frost Hanna are less than $4,500,000 at the Effective Time, then Gaines Berland may elect to (i) terminate the Merger or
(ii) cause the Conversion Ratio to be adjusted to the nearest lower whole number by multiplying it by a fraction, the numerator of which is $4,500,000 and the denominator of which is the Net Cash Assets.

         Each share of FHGB's common stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, automatically be converted into one share of the surviving corporation's common stock. None of the shares of Frost Hanna Common Stock currently outstanding will be converted or otherwise modified in the Merger and all of such shares will continue to be outstanding capital stock of Frost Hanna after the Effective Time.

         REPRESENTATIONS AND WARRANTIES OF FROST HANNA AND GAINES BERLAND. The Merger Agreement contains customary reciprocal representations and warranties of Frost Hanna and FHGB, on the one hand, and Gaines Berland on the other hand, relating to, among other things: (i) organization and similar corporate matters;
(ii) capital structure; (iii) the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related documentation; (iv) certain violations or conflicts; (v) certain material events or changes; (vi) pending litigation; (vii) the accuracy of the information provided; (viii) compliance with laws and material agreements; (ix) certain tax matters; (x) the accuracy of the financial statements and certain accounting matters; (xi) certain labor controversies; (xii) the validity of title to all personal property and assets; (xiii) maintenance of insurance; (xiv) certain related party transactions; (xv) third party guaranties; (xvi) the issuance of warrants, options or other rights; (xvii) the presence or absence of certain business practices; (xviii) any brokers in connection with the transactions contemplated by the Merger Agreement; and (xix) absence of false or misleading statements made in the Merger Agreement or in any documents delivered pursuant thereto.

         REPRESENTATIONS AND WARRANTIES OF GAINES BERLAND. The Merger Agreement also contains certain representations and warranties which are specific to Gaines Berland, relating to, among other things: (i) compliance with broker-dealer registration requirements and regulatory rules; (ii) ensuring that all of Gaines Berland's software and hardware is Year 2000 compliant; (iii) past payment of all subscription receivables reflected on any of Gaines Berland's financial statements; (iv) limitation on the ownership of securities in any publicly-held company; and (vi) certain investment representations.

         REPRESENTATIONS AND WARRANTIES OF FROST HANNA. The Merger Agreement also contains certain representations and warranties which are specific to Frost Hanna, relating to, among other things (i) that Frost Hanna has not engaged in any other business other than to seek to effect a Business Combination and (ii) the validity of the shares of Frost Hanna Common Stock to be issued to the holders of Gaines Berland Common Stock.

         TERMINATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Frost Hanna and Gaines Berland set forth in the Merger Agreement will terminate at the Effective Time of the Merger and will not survive the Closing of the transactions contemplated by the Merger. Additionally, no Principal Shareholder of Gaines Berland or other individual will be liable for any breach of any representation or warranty of Gaines Berland under the Merger Agreement. This means that the Frost Hanna Shareholders will not have recourse against Gaines Berland or any individual in the event of any misrepresentations by Gaines Berland in the Merger Agreement.

         CERTAIN COVENANTS. Pursuant to the Merger Agreement, Frost Hanna and Gaines Berland have agreed that, during the period from the date of the Merger Agreement until the Closing Date, each of Frost Hanna and Gaines Berland and their respective subsidiaries will conduct their business in the ordinary and usual course and consistent with past practice and shall use its reasonable efforts to (i) preserve the goodwill and business relationships with its suppliers, customers and others and (ii) continuously maintain insurance coverage substantially equal to the insurance coverage maintained on the date of the Merger Agreement. Except as permitted by the Merger Agreement or as consented to in writing by the other party, neither Frost Hanna nor Gaines Berland, nor any of their respective subsidiaries, may, among other things, subject to certain exceptions: (i) amend its Articles of Incorporation or Bylaws; (ii) issue or sell any shares of its capital stock or other securities, except that, with the prior written consent of Frost Hanna, Gaines Berland may issue not more than 100 shares of Gaines Berland Common Stock to new employees of Gaines Berland who are "accredited investors" (as defined in the Securities Act of 1933 (the "Securities Act")) and who were not affiliates of Gaines Berland or of any of Gaines Berland's Principal Shareholders at the time the Merger Agreement was signed; (iii) redeem or otherwise acquire any shares of its capital stock, except for redemptions of Gaines Berland Common Stock pursuant to the terms of agreements with Gaines Berland shareholders existing on the date the Merger Agreement was signed; (iv) declare any dividend or other distribution with respect to its capital stock; (v) voluntarily sell or dispose of any of its assets or property rights other than in the ordinary course of its business on arms-length terms to non-affiliates; (vi) encumber any of its properties or assets, except for liens not exceeding $100,000 in the aggregate; (vii) borrow any money, except that Gaines Berland, G-Trade and Holdings may use the margin credit provided by their clearing broker in an amount not to exceed the amount reflected in the Gaines Berland financial statements for February 28, 1999 in the aggregate; (viii) make any capital expenditures in excess of $100,000 in the aggregate; (ix) grant any increase in the compensation payable to its officers, directors or employees, other than merit increases in the usual course of business; (x) enter into any agreements which would have been deemed material at the time the Merger Agreement was signed, or terminate or amend any existing material agreement; (xi) alter its accounting practices; (xii) enter into any transactions other than in the ordinary course of business or acquire the stock or a substantial part of the business of any other entity; (xiii) take or fail to take any action which would render any of its representations or warranties untrue or misleading or which would be a breach of any of its covenants under the Merger Agreement; (xiv) cancel or waive any material debts or write off the value of any assets or increase the reserve for uncollectible receivables, except as required by generally accepted accounting principles or by law; (xv) make any loans, advances or contributions to any entity, except for routine advances to employees in the ordinary course of business, nor enter into or modify any termination or severance arrangements; (xvi) take any action which would be deemed to have a material adverse effect under the Merger Agreement;
(xvii) make any guaranty; (xviii) apply any of its assets to the payment, discharge or satisfaction of any amount payable to or for the benefit of any affiliate; (xix) waive any stock repurchase rights, accelerate, amend or change the period to exercise options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any such plans; (xx) grant any severance or termination pay to any officer or employee except pursuant to written agreements or policies which existed on the date the Merger Agreement was signed, or adopt any new severance plan; (xxi) amend or adopt any Gaines Berland Pension Plan, Gaines Berland Plan or Gaines Berland Welfare Plan (as defined in the Merger Agreement); or (xxii) agree, to do any of the foregoing.

         Pursuant to the Merger Agreement, Frost Hanna has agreed that, during the period from the date of the Merger Agreement until the Closing Date, except as permitted by the Merger Agreement or consented to in writing by Gaines Berland, Frost Hanna will, among other things, (i) use its reasonable efforts to obtain approval for listing with the NASD electronic bulletin board the shares of Frost Hanna Common Stock to be issued in the Merger (provided that to the extent that Frost Hanna would meet the requirements for inclusion of the Frost Hanna Common Stock on the NASDAQ Small Cap Market immediately after the Effective Time, Frost Hanna and Gaines Berland will use their best efforts to file the appropriate listing application with NASDAQ as soon as practicable.);
(ii) timely file all reports and other documents required to be filed by it with the Commission under the Exchange Act; (iii) cause all of its directors and officers to resign, effective the Effective Time of the Merger; (iv) cause all employment agreements to which it is a party to be terminated; (v) use its reasonable efforts to cause all demand registration rights with respect to its securities to be terminated, if it can do so at no cost; (vi) cause its officers and directors to execute a general release in which they release the Principal Shareholders of Gaines Berland of any personal liability arising from the Merger Agreement; (v) terminate the insurance policies insuring the lives of Messrs. Frost and Hanna and owned by Frost Hanna or to which Frost Hanna is a beneficiary, or to transfer such policies to the designees of such directors; and (vi) obtain certain directors' and officers' liability insurance with respect to certain periods prior to the Closing of the Merger.

         Gaines Berland has also agreed that during the period from the date of the Merger Agreement until the Closing Date, except as permitted by the Merger Agreement or consented to in writing by Frost Hanna, Gaines Berland will, among other things, (i) cause the Principal Shareholders to execute employment agreements in the form attached hereto as Exhibit F (the "Employment Agreements") effective as of the Effective Time; (ii) terminate the Gaines Berland Retirement Trust Profit Sharing Plan (as defined in the Merger Agreement) at a cost not to exceed $10,000 in the aggregate; (iii) cause each of its shareholders to execute and deliver to Frost Hanna an investment intent letter; (iv) cause all shareholder agreements to which it is a party to be terminated; and (v) cause its Principal Shareholders to execute a general release in which they release the officers and directors of Frost Hanna of any personal liability arising from the Merger Agreement.

         NO SOLICITATION OF OTHER TRANSACTIONS. The Merger Agreement provides that Gaines Berland, Holdings and G-Trade, and their respective officers, directors, representatives and agents will not solicit any proposal or offer to acquire all or any substantial part of the business or capital stock of Gaines Berland or any of its subsidiaries from any person other than Frost Hanna. The Merger Agreement also provides for similar restrictions on Frost Hanna, FHGB and their respective officers, directors, representatives and agents.

         INDEMNIFICATION. The Merger Agreement provides that Frost Hanna will indemnify each person who is presently, or who becomes prior to the Effective Time of the Merger, an officer or director of Frost Hanna or FHGB against (i) all claims arising out of the fact that such person is or was a director, officer or employee of Frost Hanna or FHGB prior to or at the Effective Time of the Merger and against (i) all claims arising out of the Merger Agreement, to the extent permitted under Frost Hanna's Articles of Incorporation and Bylaws or under the Florida Business Corporation law. Also, Frost Hanna is required to maintain in effect for a period of six years after the Effective Time of the Merger those provisions in its Articles of Incorporation and Bylaws regarding indemnification of directors and officers and to carry directors' and officers' liability insurance with respect to any claim arising from facts or events which occurred at or before the Effective Time.

         MUTUAL CONDITIONS TO THE MERGER. The consummation of the Merger is subject to the satisfaction, of a number of mutual conditions, including: (i) the Merger shall have been approved and adopted by each of the Frost Hanna Shareholders and the Gaines Berland shareholders and no more than 30% of the shares of Frost Hanna Common Stock held by Non-Affiliated Frost Hanna Shareholders shall have voted against the Merger; (ii) no preliminary or permanent injunction or other order or decree by any federal or state court or any action by any state or federal governmental agency preventing the consummation of the Merger shall have been issued or taken and remain in effect,
(iii) all consents, orders and approvals legally required shall have been obtained and be in effect at the Effective Time and (iv) each of Gaines Berland's Principal Shareholders and each of Frost Hanna's officers and directors shall have executed and delivered general releases under which they release each other personally. A copy of the Merger Agreement is attached hereto as Exhibit A to this Proxy Statement.

         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF GAINES BERLAND. The obligations of Gaines Berland to consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction of the following conditions:
(i) the representations and warranties of Frost Hanna and FHGB in the Merger Agreement or in any certificate or notice delivered pursuant to the Merger Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date; (ii) the covenants of Frost Hanna and FHGB in the Merger Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with in all material respects; (iii) Frost Hanna shall have received all consents necessary to effectuate the transactions contemplated by the Merger Agreement; (iv) Gaines Berland shall have received from legal counsel to Frost Hanna an opinion letter, as to certain legal matters, dated the Closing Date;
(v) Frost Hanna shall have delivered to Gaines Berland a certificate executed by its President, dated the Closing Date, certifying that the conditions specified in subsections (i), (ii) and (iii) above have been fulfilled and certifying as to such other matters as Gaines Berland may reasonably request; (vi) all of Frost Hanna's officers and directors shall have resigned; (vii) Frost Hanna shall have turned over to Gaines Berland all of its books and records and (viii) all employment agreements to which Frost Hanna is a party shall have been terminated.

         In addition, if, at the Effective Time of the Merger, the amount of Net Cash Assets of Hanna Frost is less than $4,500,000, then Gaines Berland may elect to (i) terminate the transaction or (ii) cause the conversion ratio for the Merger Stock to be adjusted to the nearest lower whole number by multiplying it by a fraction, the numerator of which is $4,500,000 and the denominator of which is the Net Cash Assets.

         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF FROST HANNA AND FHGB. The obligations of Frost Hanna and FHGB to consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction of the following conditions: (i) the representations and warranties of Gaines Berland contained in the Merger Agreement or in any certificate or notice delivered pursuant to the Merger Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date: (ii) the covenants of Gaines Berland contained in the Merger Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with in all material respects; (iii) certain materially adverse events relating to Gaines Berland have not occurred since February 28, 1999 and no event or condition shall have occurred which has adversely affected or may reasonably be expected to have a adversely effect on Gaines Berland; (iv) Gaines Berland shall have obtained all consents necessary to complete the transactions contemplated by the Merger Agreement; (v) Frost Hanna shall have received from Gaines Berland's legal counsel an opinion letter, as to certain legal matters, dated the Closing Date, in form and substance reasonably satisfactory to Frost Hanna; (vi) Gaines Berland, G-Trade and Holdings shall have delivered to Frost Hanna a certificate executed by their president, dated the Closing Date, certifying in such detail as Frost Hanna may reasonably request, that the conditions specified in subsections (i), (ii) and
(iii) above have been fulfilled, and certifying the number of outstanding shares of Gaines Berland Common Stock immediately prior to the Effective Time of the Merger; (vii) Frost Hanna shall have received a letter dated as of each of the date not more than three (3) days prior to the Effective Date of the Merger, the date of mailing of this proxy statement and of the disclosure documents to be provided to the shareholders of Gaines Berland in connection with the meeting of its shareholders, and the date of the shareholders' meetings of Frost Hanna and Gaines Berland, from Goldstein Golub Kessler LLP, independent auditors for Gaines Berland addressed to Frost Hanna and in form and substance customary for transactions of the type contemplated by the Merger Agreement and reasonably satisfactory to Frost Hanna; (viii) all shareholders' agreements and similar arrangements with respect to Gaines Berland Common Stock shall have been terminated; (ix) employment agreements between Gaines Berland and each of Joseph Berland, Richard Rosenstock, Mark Zeitchick, Vincent Mangone (all current officers of Gaines Berland) and David Thalheim (a consultant to Gaines Berland) shall have been executed and delivered; (x) the shareholders of Gaines Berland shall not have duly exercised (and not withdrawn) dissenters' rights with respect to three percent more of the outstanding Gaines Berland Common Stock and
(xi) each shareholder of Gaines Berland shall have executed and delivered to Frost Hanna an investment intent letter stating in part that each is an Accredited Investor and that each is acquiring Frost Hanna Common Stock for his own account and not with a view towards resale thereof.

         TERMINATION. The Merger Agreement may be terminated: (i) by mutual consent of the parties, (ii) by Frost Hanna or Gaines Berland if the Closing has not occurred on or prior to October 31, 1999; (iii) by Gaines Berland at any time in its sole discretion if any of the representations or warranties of Frost Hanna or FHGB in the Merger Agreement are not in all material respects true and accurate or if Frost Hanna or FHGB breaches in any material respect any covenant contained in the Merger Agreement; (iv) by Frost Hanna at any time in its sole discretion if any of the representations or warranties of Gaines Berland in the Merger Agreement are not in all material respects true and accurate or if Gaines Berland breaches in any material respect any covenant contained in the Merger Agreement; (v) by Frost Hanna if Gaines Berland fails to obtain the required vote of its shareholders at a meeting of shareholders duly convened therefor or at any adjournment thereof; or (vi) by Frost Hanna or Gaines Berland if Frost Hanna fails to obtain the required vote of its shareholders at a meeting of shareholders duly convened therefor or any adjournment thereof; provided, however, that the right to terminate the Merger Agreement under subsections (v) and (vi) will not be available to Frost Hanna, Gaines Berland, Holdings or G-Trade where the failure to obtain shareholder approval of such party was caused by the act or failure to act of such party and such act or failure to act constitutes a material breach by such party of the Merger Agreement; provided, further, that the right to terminate the Merger Agreement under subsection (vi) not be available to Gaines Berland if any of its Principal Shareholders signing a voting agreement requiring a vote in favor of the Merger fails to vote in favor of the Merger and the transactions contemplated thereby at the meeting of Gaines Berland's, Holdings' and G-Trade's shareholders.

         EFFECT OF TERMINATION. If the Merger Agreement is terminated by either Frost Hanna or Gaines Berland as provided above, the Merger Agreement shall become void and there will be no further obligations on the part of any of Frost Hanna or Gaines Berland, unless such termination arises from the intentional or willful breach of the Merger Agreement. However, the failure by the board of directors of either Frost Hanna or Gaines Berland to recommend that its shareholders approve the transactions contemplated by the Merger Agreement would not be deemed an intentional or willful breach if the board of directors believes in good faith and upon advice of counsel that such a breach was necessary for it to fulfill its fiduciary interests to its shareholders. In the event of a termination of the Merger Agreement, the exclusive remedy of Frost Hanna, Gaines Berland and G-Trade (except in the case of willful or intentional breaches) shall be as set forth below. Despite the termination of the Merger Agreement, the respective obligations of Frost Hanna, Gaines Berland and G-Trade regarding confidentiality and various miscellaneous provisions (such as governing law, assignments) would continue in effect.

         TERMINATION FEE. If the Merger Agreement is terminated by Gaines Berland because one or more of the representations made by Frost Hanna or FHGB in the Merger Agreement is not accurate or because Frost Hanna or FHGB has breached any covenant set forth in the Merger Agreement, then Frost Hanna must pay Gaines Berland a fee equal to $250,000. If the Merger Agreement is terminated by Frost Hanna because one or more of the representations made by Gaines Berland in the Merger Agreement is not accurate or because Gaines Berland has breached any covenant set forth in the Merger Agreement, then Gaines Berland must pay Frost Hanna a fee equal to $250,000. If the Merger Agreement is terminated by Gaines Berland because Frost Hanna fails to obtain the required shareholder vote for the approval of the Merger due to the fact that Frost Hanna's Board withdrew its recommendation for the Merger in order to satisfy its fiduciary duty to its shareholders, Frost Hanna must pay Gaines Berland a fee equal to $100,000.

         AMENDMENT AND WAIVER. At any time prior to the Effective Time, Gaines Berland or Frost Hanna may: (i) extend the time for the performance of any of the obligations or other acts to be performed by any other party pursuant to the Merger Agreement; (ii) agree to amend any term, condition or covenant to be complied with or performed by the other party under the Merger Agreement; and
(iii) waive compliance with any of the agreements of any other party or conditions precedent to their respective obligations contained in the Merger Agreement.

         Subject to applicable law, the Merger Agreement may be amended at any time before or after its approval by the Frost Hanna Shareholders by the written agreement of Gaines Berland and Frost Hanna. Under applicable law, neither Gaines Berland nor Frost Hanna may amend the Merger Agreement subsequent to obtaining approval of their respective shareholders if such amendments would:
(i) alter or change the consideration to be received in exchange for shares of such corporation; (ii) alter or change any term of the Articles of Incorporation of Frost Hanna following the Merger; or (iii) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the Frost Hanna Shareholders.

ACCOUNTING TREATMENT

         Frost Hanna and Gaines Berland believe that the Merger will be treated as a capital transaction equivalent to the issuance of stock by Gaines Berland for Frost Hanna's net monetary assets (Frost Hanna's net monetary assets were approximately $5,106,000 as of March 31, 1999), accompanied by a recapitalization of Gaines Berland.

EXPENSES

         The Merger Agreement provides that, whether or not the Merger is consummated, all expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses. The Merger Agreement also provides that Frost Hanna will issue 150,000 restricted shares of Frost Hanna Common Stock to Harter Financial.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         As contemplated by the Merger Agreement, Frost Hanna has agreed to cause Joseph Berland, Richard Rosenstock, Mark Zeitchick, Vincent Mangone, Steven Rosen and Benjamin Pelton (Messrs. Berland and Rosenstock are presently members of the Board of Directors of Gaines Berland) to be nominated for election as directors of Frost Hanna, with such election to become effective at the Effective Time. The designees of Gaines Berland would comprise all of the members of the Board of Directors of Frost Hanna after the consummation of Merger and, consequently, would control the business and affairs of Frost Hanna. The Merger Agreement also provides that Frost Hanna will obtain certain directors' and officers' liability insurance with respect to certain periods prior to the consummation of the transactions contemplated by the Merger Agreement which will, in significant part, inure to the benefit of the existing directors and officers of Frost Hanna, which presently does not maintain such insurance. At the time the Merger Agreement was signed, the Principal Shareholders of Gaines Berland signed a voting agreement pursuant to which, among other things, they agreed to vote their shares of Gaines Berland Common Stock in favor of the Merger.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Neither Frost Hanna nor Gaines Berland has requested or received an opinion from tax counsel as to the federal income tax consequences of the Merger on Frost Hanna or Gaines Berland or their respective shareholders. However, Frost Hanna and Gaines Berland believe that the Merger will be treated as a tax-free plan of reorganization for federal income tax purposes under Section 368 of the Code. As a consequence: (i) Frost Hanna will not recognize any gain or loss in the Merger and (ii) other than with respect to the Redemption, the Frost Hanna Shareholders will not recognize any gain or loss in the Merger.

         Generally, subject to Section 302 of the Code regarding distributions in redemption of stock and Section 318 of the Code regarding constructive ownership of stock, the Redemption shall be treated as a distribution in exchange for the shares redeemed, and gain or loss will be recognized by the Redeeming Shareholders to the extent there exists a difference between the Redemption Value (calculated as $4.34 per share as of March 31, 1999) and the basis in the redeemed shares.

         THE TAX DISCUSSION SET FORTH ABOVE IS BASED UPON PRESENT LAW. EACH FROST HANNA SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO HIM OR HER, INCLUDING THE APPLICATION AND

EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL LAW OR OTHER TAX LAWS.

FEDERAL SECURITIES LAW AND OTHER RESTRICTIONS

         The Frost Hanna Common Stock to be issued in the Merger is not being registered under the Securities Act. Accordingly, the Frost Hanna Common Stock to be received by the Gaines Berland shareholders upon consummation of the Merger will be deemed "restricted securities" under Rule 144. Such shares cannot be offered or sold unless such shares are registered under the Securities Act or an exemption from the registration requirements thereunder is available. Such shares are not subject to any contractual restrictions on transfer and can be registered under the Securities Act if the new Board of Directors of Frost Hanna so determines after consummation of the Merger. However, each shareholder of Gaines Berland receiving shares of Frost Hanna Common Stock in the Merger will enter into a Lock-Up Agreement pursuant to which each such shareholder will agree with Gaines Berland to not sell, transfer or otherwise dispose of any of the shares of Frost Hanna Common Stock received in the Merger for two (2) years from the Effective Date. In addition, each of such shareholders, other than the Principal Shareholders, will enter into a pledge agreement with Gaines Berland to pledge all shares of Frost Hanna Common Stock received in the Merger as collateral to Gaines Berland against any direct or indirect liabilities, costs and/or expenses incurred by Gaines Berland as a result of the actions of such shareholder.


DIRECTORS AND OFFICERS FOLLOWING THE MERGER

         The six members of the Board of Directors of Frost Hanna designated by Gaines Berland have been nominated for election as directors of Frost Hanna. If such nominees are elected at the Special Meeting, at the Effective Time, the current officers of Frost Hanna will resign and such nominees will constitute the entire Board of Directors of Frost Hanna as of the Effective Time. In addition, it is expected that the principal executive officers of Gaines Berland will become the principal executive officers of Frost Hanna.

FILINGS REQUIRED TO BE MADE PRIOR TO THE MERGER

         Frost Hanna will be required to make certain blue sky filings with various states, Gaines Berland will be required to make certain regulatory filings with the NASD and certain states, and a filing for the listing of Frost Hanna's Common Stock to be issued in the Merger is required to be made.

NO FAIRNESS OPINION

         In evaluating the merits of the proposed transaction with Gaines Berland, the Board of Directors of Frost Hanna did not obtain a fairness opinion or any other valuation or analysis from an investment banker or other financial advisor to the effect that the Merger would be fair from a financial point of view to the Frost Hanna Shareholders. Accordingly, no third party has independently analyzed the merits or basis of the terms of the Merger and there can be no assurance that the terms of the Merger would be deemed by a third party to be fair to Frost Hanna Shareholders.

RECOMMENDATION OF THE FROST HANNA BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF FROST HANNA HAS DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF FROST HANNA AND THE FROST HANNA SHAREHOLDERS. THE BOARD OF DIRECTORS OF FROST HANNA UNANIMOUSLY APPROVED AND ADOPTED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT THE FROST HANNA SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE OTHER PROPOSALS PRESENTED AT THE SPECIAL MEETING.

                                   PROPOSAL 2

    AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF FROST HANNA


         The Board of Directors is seeking the approval of an amendment to Frost Hanna's Articles of Incorporation (the "Name Change Amendment") to change the name of Frost Hanna, effective upon consummation of the Merger, to "G-Trade Capital Holdings Corp." (the "Name Change"). Even if Frost Hanna's Shareholders approve the Name Change Amendment, the effectiveness of the Name Change Amendment is contingent upon the approval of the Merger (Proposal 1).

         The Board of Directors approved the Name Change Amendment on _______, 1999, subject to the approval of the Frost Hanna Shareholders.

         The Board of Directors believes that, upon consummation of the Merger, the Name Change would be appropriate to reflect Frost Hanna's post-Merger holding company structure.

         Assuming that the Name Change is approved, the nominees for director of Frost Hanna have indicated that they plan to implement a change of name in the manner that will be most cost efficient. Accordingly, the change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and Frost Hanna Shareholders will not be required to exchange stock certificates to reflect the new name. Shareholders should keep the certificates they hold now, which would continue to be valid, and should not send them to us or our transfer agent. Stock certificates issued in the future would bear Frost Hanna's new name.

APPROVAL OF THE NAME CHANGE AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE NAME OF FROST HANNA, EFFECTIVE UPON THE CONSUMMATION OF THE MERGER, TO G-TRADE CAPITAL HOLDINGS CORP.

                                   PROPOSAL 3

              AMENDMENT OF FROST HANNA'S ARTICLES OF INCORPORATION
                    TO AUTHORIZE BLANK CHECK PREFERRED STOCK


         The Board of Directors is seeking the approval of the Frost Hanna Shareholders of an amendment to Frost Hanna's Articles of Incorporation (the "Preferred Stock Amendment"), to provided for an authorized class of preferred stock, consisting of 2,000,000 shares, par value $.0001 per share ("Preferred Stock"). Even if the Frost Hanna Shareholders approve the Preferred Stock Amendment, the effectiveness of the Preferred Stock Amendment is contingent upon the approval of the Merger (Proposal 1).

         As amended, Article III of Frost Hanna's Articles of Incorporation would read as follows:

                           ARTICLE III - CAPITAL STOCK

         The aggregate number of shares which the Corporation shall have the authority to issue is one hundred and two million (102,000,000) shares, of which one hundred million (100,000,000) shares shall be "Common Stock", par value $.0001 per share, and of which two million (2,000,000) shares shall be "Preferred Stock", par value $.0001 per share. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of the Corporation's Articles of Incorporation, as amended, to provide for the issuance of shares of Preferred Stock in one or more series by adoption of amendments to the Articles of Incorporation, to establish from time to time the number of shares to be included in such series and to fix the designation, voting powers, preferences and relative participating, optional or other special rights of the shares of the shares of each of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors may authorize the issuance of stock to such persons upon such terms and for such consideration in cash, property or services as the Board of Directors may determine and as may be allowed by law. The just valuation of such property or services shall be fixed by the Board of Directors. All such stock when issued shall be fully paid and exempt from assessment."

         The Board of Directors approved the Preferred Stock Amendment on May 27, 1999, subject to the approval of the Frost Hanna Shareholders.

         The proposed amendment would vest in the Board of Directors the authority to designate one or more series of Preferred Stock, including a total of up to 2,000,000 outstanding shares of Preferred Stock, and to determine the designations, preferences and limitations of each such series, including, but not limited to, (i) the number of shares, (ii) dividend rights, (iii) voting rights, (iv) conversion privileges, (v) redemption provisions, (vi) sinking fund provisions and (vii) rights upon liquidation, dissolution or winding up of Frost Hanna. Such provisions are often referred as a "blank check" provisions, as they give the Board of Directors the flexibility, at any time or from time to time, without further shareholder approval, to create one or more series of preferred stock. If the proposed amendment is approved by the shareholders, it will become effective upon filing and recording a certificate of amendment to Frost Hanna's Articles of Incorporation.

         The Board of Directors believes that the Preferred Stock Amendment would provide Frost Hanna with the flexibility to address future financing needs by authorizing the Board of Directors, without shareholder approval, to create series of Preferred Stock customized to meet the needs of any particular transaction and prevailing market conditions. The Preferred Stock Amendment would also allow Frost Hanna to issue Preferred Stock for other corporate purposes such as to raise capital, implement joint ventures or to make acquisitions. In addition, while the Preferred

Stock Amendment is not designed to deter or prevent a change in control of Frost Hanna, under certain circumstances, the Board of Directors could use the Preferred Stock to create voting impediments or otherwise frustrate persons seeking to effect a takeover or otherwise gain control of Frost Hanna, and thereby protect the continuity of Frost Hanna's management. Frost Hanna could also privately place shares of the Preferred Stock with purchasers who might favor the Board of Directors in opposing a hostile takeover bid, although Frost Hanna has no present intention to do so. Therefore, the Preferred Stock may discourage a proposed acquisition of Frost Hanna at a premium over the market price of the Common Stock and may adversely affect the market price of, and other rights of the holders of, the Common Stock. Frost Hanna is not aware of any attempt to effect a change in control or takeover of Frost Hanna. In addition, the issuance of additional Preferred Stock at below market rates would dilute the value of the Common Stock. Also, the issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others. No Preferred Stock currently is outstanding and Frost Hanna has no present plans to issue any shares of Preferred Stock.

         If any series of Preferred Stock authorized by the Board provides for dividends, such dividends, when and as declared by the Board of Directors out of any funds legally available therefore, may be cumulative and may have a preference over the Common Stock as to the payment of such dividends. In addition, if any series of Preferred Stock authorized by the Board so provides, in the event of any dissolution, liquidation or winding up of Frost Hanna, whether voluntary or involuntary, the holders of each such series of the then outstanding Preferred Stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of Common Stock, a liquidation preference established by the Board of Directors, together with all accumulated and unpaid dividends. Depending upon the consideration paid for Preferred Stock, the liquidation preference of Preferred Stock and other matters, the issuance of Preferred Stock could therefore result in a reduction in the assets available for distribution to the holders of Common Stock in the event of liquidation of Frost Hanna. The Frost Hanna Shareholders do not have any preemptive rights to acquire Preferred Stock or any other securities of Frost Hanna.

         APPROVAL OF THE PREFERRED STOCK AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION AUTHORIZING 2,000,000 SHARES OF BLANK CHECK PREFERRED STOCK.

                                   PROPOSAL 4

                      ELECTION OF DIRECTORS OF FROST HANNA

         The Board of Directors of Frost Hanna currently consists of six members: Richard B. Frost, Mark J. Hanna, Donald H. Baxter, Marshal E. Rosenberg, Ph.D., Robert J. Escobio, Jr., and Alan Freeman. The term of office expires at the next annual meeting of shareholders of Frost Hanna. Pursuant to the Merger Agreement, these directors would resign as of the Effective Time. The six nominees listed below have been nominated by the Board of Directors of Frost Hanna pursuant to the recommendation of Gaines Berland as candidates for election as directors of the Board to serve commencing as of the Effective Time of the Merger and until the next annual meeting of shareholder and until their respective successors have been elected and qualified. Even if the Frost Hanna Shareholders elect the listed nominees as directors, if the Merger (Proposal 1) is not consummated, that election would not become effective and the current directors of Frost Hanna would remain as directors. Nominees have been mutually agreed upon by Frost Hanna and Gaines Berland. The term of office of these directors will expire at the next annual meeting of stockholders of Frost Hanna.

         The following table sets forth the names, ages (as of the date of the Special Meeting) and positions of the current directors and officers of Frost Hanna.


Name                              Age    Position with Frost Hanna
----                              ---    -------------------------
Richard B. Frost                  50     Chairman of the Board, Chief Executive Officer
Mark J. Hanna                     51     President
Donald H. Baxter                  55     Vice-President
Marshal E. Rosenberg, Ph.D.       62     Vice-President
Alan Freeman                      58     Treasurer
Robert J. Escobio, Jr.            44     --

         Richard B. Frost has been the Chief Executive Officer and Chairman of The Board of Directors of Frost Hanna since its inception. Mr. Frost was the Chief Executive Officer and Chairman of the Board of Directors of Frost Hanna Mergers Group, Inc., a company formed to seek to acquire an operating business ("Frost Hanna Mergers"), from October 1993 until Frost Hanna Mergers consummated a business combination with Pan American World Airways, Inc. (the business combination is hereafter referred to as the "Pan Am Business Combination" and the resulting company as "Pan Am") in September 1996. Mr. Frost remained a member of the Pan Am Board of Directors until April 21, 1997. On February 26, 1998, Pan Am filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court. Mr. Frost was the Chief Executive Officer and Chairman of the Board of Directors of Frost Hanna Acquisition, Inc., a company formed to seek to acquire an operating business ("Frost Hanna Acquisition"), from April 1993 until Frost Hanna Acquisition consummated a business combination with Kids Mart, Inc. in January 1996 (the business combination is hereafter referred to as the "Kids Mart Business Combination" and the resulting company as "Kids Mart"), at which time Mr. Frost resigned from such positions. On January 10, 1997, Kids Mart filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court. From June 1992 to May 1994, Mr. Frost held similar positions at Frost Hanna Halpryn Capital Group, Inc., a company formed to seek to acquire an operating business ("Frost Hanna Halpryn"), until such company's business combination with Sterling Healthcare Group, Inc. and certain of its affiliates (the "Sterling Business Combination").

         Mark J. Hanna has been the President and a member of the Board of Directors of Frost Hanna since its inception. Mr. Hanna was the President and a member of the Board of Directors of Frost Hanna Mergers from October 1993 until the Pan Am Business Combination in September 1996, Mr. Hanna remained a member of the Pan Am Board of Directors until April 21, 1997. On February 26, 1998, Pan Am filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court. Mr. Hanna was the President and a member of the Board of Directors of Frost Hanna

Acquisition from April 1993 until January 1996, whereupon Mr. Hanna resigned from such positions following the Kids Mart Business Combination. On January 10, 1997, Kids Mart filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court. Mr. Hanna held similar positions at Frost Hanna Halpryn from June 1992 until the Sterling Business Combination in May 1994.

         Donald H. Baxter has been Vice President, Secretary and a member of the Board of Directors of Frost Hanna since its inception. Mr. Baxter was the Vice President, Secretary and a member of the Board of Directors of Frost Hanna Mergers from October 1993 until the Pan Am Business Combination in September 1996. Mr. Baxter was the Vice President, Secretary and a member of the Board of Directors of Frost Hanna Acquisition from April 1993 until the Kids Mart Business Combination in January 1996. During the past five years, Mr. Baxter has been the President of Baxter Financial Corporation, an investment advisory firm, and President and Chairman of the Board of Directors of the Philadelphia Fund and Eagle Growth, mutual funds which are registered under the Investment Company Act of 1940. Mr. Baxter serves on the Board of Directors of Sunol Molecular Corporation which is located in Miami, Florida.

         Marshal E. Rosenberg, Ph.D., has been a member of the Board of Directors of Frost Hanna since its inception. Dr. Rosenberg was the Vice President, Treasurer and a member of the Board of Directors of Frost Hanna Mergers from October 1993 until the Pan Am Business Combination in September 1996. Dr. Rosenberg was the Vice President, Treasurer and a member of the Board of Directors of Frost Hanna Acquisition from April 1993 until the Kids Mart Business Combination in January 1996. Dr. Rosenberg was a director of Frost Hanna Halpryn from June 1992 until shortly following the Sterling Business Combination when he resigned in December 1994. During the past five years, Dr. Rosenberg has been the President, Chairman of the Board of Directors and sole shareholder of The Marshal E. Rosenberg Organization, Inc., Miami, Florida, a firm engaged in the sale of life, health and disability insurance. Dr. Rosenberg is an investor in numerous private enterprises, engaged in, among other things, real estate development and retail sales. He served as a member of the Board of Directors and member of the Executive Committee of the former Intercontinental Bank, Miami, Florida. In addition, Dr. Rosenberg is a member of the faculty at the University of Miami School of Business.

         Robert J. Escobio, Jr. has been a member of the Board of Directors since June, 1998. Mr. Escobio was appointed to the Board of Directors pursuant to the Underwriter's Agreement with Cardinal in connection with Frost Hanna's IPO. Mr. Escobio has been a financial consultant with Cardinal since September 1996 and presently serves as its Senior Vice President and Managing Director. Mr. Escobio is currently a member of the Board of Directors of Cardinal. From September 1991 until he joined Cardinal, Mr. Escobio was a financial consultant and a First Vice President-International with Smith Barney in Miami, Florida.

         Alan Freeman has been a member of the Board of Directors since July 1998. Mr. Freeman has been a partner in the accounting firm of Freeman, Buzyner & Gero in Miami, Florida since 1991 and is currently its Managing Partner. Mr. Freeman was formerly a partner with Deloitte & Touche L.L.P. Mr. Freeman also serves as a member of the Board of Directors and the Chairman of the Audit Committee for Hemisphere National Bank and served as a member of the board of directors and Chairman of the Audit Committee for Allstate Financial Corporation from approximately November 1996 until May 1998.

         All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Directors receive no compensation for serving on the board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. Officers are appointed by the Board of Directors and serve at the discretion of the Board.

         The following table sets forth the names and ages (as of the date of the Special Meeting) of the nominees for directors of Frost Hanna and the position held by such nominees with Gaines Berland.


Name                        Age    Current Position with Gaines Berland
----                        ---    ------------------------------------
Joseph Berland              59     Chairman of the Board, Chief Executive Officer; Director
Richard J. Rosenstock       47     President, Director
Mark Zeitchick              34     Executive Vice President
Vincent Mangone             34     Executive Vice President
Steven A. Rosen             53        __
Benjamin D. Pelton          48        __

         Unless authority is withheld, the proxies solicited by the Board of Directors of Frost Hanna will be voted for the election of these nominees. An abstention with respect to the election of Frost Hanna's directors will not be counted either in favor of, or in opposition to, the election of the nominees. In the case of other proposals submitted for shareholder approval, an abstention will effectively count as a vote cast against such proposals. In case any of the nominees become unavailable for election to the Board of Directors of Frost Hanna, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote for any other candidate designed by Frost Hanna, Gaines Berland or by their mutual agreement, as the case may be. The six nominees for director of Frost Hanna, their current positions with Gaines Berland (which are subject to change upon consummation of the Merger), and their business background are set forth below.

         JOSEPH BERLAND, 59 years old, is the co-founder of Gaines Berland. He has served as Chairman of the Board and Chief Executive Officer of Gaines Berland since October 1983.

         RICHARD ROSENSTOCK, 47 years old, joined Gaines Berland in 1986. He has served as a Director of Gaines Berland since January 1994. He has served as Executive Vice President of Gaines Berland from January 1994 and in May 1998 became President of Gaines Berland. He has served as Managing Director from September 1996 until August 1997 and since August 1997 has served as Senior Managing Partner of Gaines Berland.

         MARK ZEITCHICK, 34 years old, joined Gaines Berland as a registered representative in October 1993. From September 1995 until August 1997, Mr. Zeitchick has served as Executive Vice President of Gaines Berland. Since November 1993, Mr. Zeitchick has served as Executive Managing Partner of Gaines Berland.

         VINCENT MANGONE, 34 years old, joined Gaines Berland as a registered representative in October 1993. From September 1995 until August 1997, Mr. Mangone has served as Executive Vice President of Gaines Berland. Since November 1993, Mr. Zeitchick has served as Executive Managing Partner of Gaines Berland.

         BENJAMIN D. PELTON, 48 years old, will become a member of the Board of Directors of Frost Hanna following the Merger. Mr. Pelton is an attorney and has been a Partner with the Law Firm of Pelton, Ballard, Young, Demsky, Baskin & O'Malie, P.C. in Arlington, Virginia since 1978.

         STEVEN A. ROSEN, 53 years old, will become a member of the Board of Directors of Frost Hanna following the Merger. For more than the prior five (5) years, Mr. Rosen has been the owner and senior officer of Unique Dental Care ("UDC"), a corporation which operates a multi-professional dental practice in which he practices dentistry.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF FROST HANNA COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE FROST HANNA SPECIAL MEETING IS REQUIRED TO ELECT EACH DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ALL THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 1998, the Board of Directors held one meeting which was attended by all directors.

         The Board of Directors does not presently have an Executive Committee, an Audit Committee, a Compensation Committee or a Nominating Committee. However, all members of the Board of Directors participate in the management of the business and affairs Frost Hanna. In addition, all members of the Board of Directors participate in the selection of independent certified public accountants, the evaluation of the fee arrangement and scope of the audit, the review of the financial statements and report of the independent certified public accountant and the review of Frost Hanna's internal accounting procedures and controls.

DIRECTOR COMPENSATION

         Directors receive no compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings.


KEY-MAN INSURANCE

         Frost Hanna has obtained $1,000,000 "key man" policies insuring each of the lives of Messrs. Frost and Hanna. There can be no assurances that such "key man" insurance will be maintained at reasonable rates, if at all. The loss, incapacity or unavailability of any of Messrs. Frost or Hanna at the present time or in the foreseeable future, before a qualified replacement was obtained, could have a material adverse effect on Frost Hanna's operations. In connection with the purchase of such policies, The Marshal E. Rosenberg Organization, of which Dr. Rosenberg is an officer and director and the sole shareholder, received commissions of approximately $5,624 in 1998, $4,464 in 1997 and $2,700 in 1996. No further commissions are contemplated to be earned in connection with the purchase of such "key man" life insurance policies.

         Pursuant to the terms of the Merger Agreement, these "key man" life insurance policies will be terminated or transferred to Messrs. Frost and Hanna prior to the consummation of the Merger, and Frost Hanna would have no obligations to make premium payments thereunder after the Effective Time of the Merger.

CONFLICTS OF INTEREST

         None of Frost Hanna's key personnel are required to commit their full time to the affairs of Frost Hanna and, accordingly, such personnel may have conflicts of interest in allocating management time among various business activities. Messrs. Frost and Hanna, the Chief Executive Officer and President of Frost Hanna, respectively, devote approximately 50% of their working time to the affairs of Frost Hanna, while Messrs. Baxter and Rosenberg, the Vice President, Secretary and Vice President, Treasurer, respectively, devote approximately 10% of their working time to the affairs of Frost Hanna. Certain of these key personnel may in the future become affiliated with entities, including other "blank check" companies, engaged in business activities similar to those intended to be, or which may be, conducted by Frost Hanna. Among other things, Dr. Rosenberg is an investor in numerous private enterprises, engaged in, among other things, real estate development and retail sales, which business interests may conflict with those of an Acquired Business.

         In the course of their other business activities, including private investment activities, Messrs. Frost, Hanna, Baxter, Dr. Rosenberg, Freeman and Escobio may become aware of investment and business opportunities which may be appropriate for presentation to Frost Hanna as well as the other entities with which they are affiliated. Such persons may have conflicts of interest in determining to which entity a particular business opportunity should be presented. In general, officers and directors of corporations incorporated under the laws of the State of Florida are required to present certain business opportunities to such corporations. Accordingly, as a result of multiple business affiliations, Messrs. Frost, Hanna, Baxter, and Dr. Rosenberg may have similar legal obligations relating to presenting certain business opportunities to the various entities upon which they serve as directors. In addition, conflicts of interest may arise in connection with evaluations of a particular business opportunity by the Board of Directors with respect to the foregoing criteria. There can be no assurances that any of the foregoing conflicts will be resolved in favor of Frost Hanna. In order to minimize potential conflicts of interest which may arise from multiple corporate affiliations, each of Messrs. Frost, Hanna, Baxter, and Dr. Rosenberg have agreed to present to Frost Hanna for its consideration, prior to presentation to any other entity, any Acquired Business candidate which is appropriate for Frost Hanna to consider and which Acquired Business candidate participates in an industry dissimilar to any of the industries to which such individuals have corporate affiliations. Frost Hanna has agreed not to consider Business Combinations with entities owned or controlled by officers, directors, greater than 10% shareholders of Frost Hanna or any person who directly or indirectly controls, is controlled by or is under common control with Frost Hanna. Frost Hanna may consider Business Combinations with entities owned or controlled by persons other than those persons described above. There can be no assurances that any of the foregoing conflicts will be resolved in favor of Frost Hanna.

         Pursuant to an agreement among each of Messrs. Frost, Hanna, Baxter and Dr. Rosenberg and Frost Hanna, such persons will not (i) actively negotiate for or otherwise consent to the disposition of any portion of their Frost Hanna Common Stock at a per share price different than that offered with respect to the shares held by other shareholders of Frost Hanna as a condition to, or in connection with a Business Combination or (ii) cause any securities of Frost Hanna to be sold by any officers, directors, greater than 10% shareholders or persons who may be deemed promoters of Frost Hanna except as may otherwise be made in certain permitted market transactions without affording all shareholders of Frost Hanna a similar opportunity. Frost Hanna may not borrow funds to be used directly or indirectly to (i) purchase any shares of Frost Hanna's Common Stock owned by management of Frost Hanna; or (ii) make payments to Frost Hanna's promoters, management or their affiliates or associates.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To Frost Hanna's knowledge, for the fiscal year ended December 31, 1998, no person who was a director, officer or beneficial owner of more than ten percent of Frost Hanna's outstanding Common Stock or any other person subject to
Section 16 of the Exchange Act failed to file on a timely basis, reports required by Section 16(a) of the Exchange Act except, that Mr. Escobio inadvertently failed to file a Form 3 within ten (10) days after his appointment to the Board of Directors.

EXECUTIVE COMPENSATION


         SUMMARY COMPENSATION TABLE. The following summary compensation table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to Richard B. Frost, the Chief Executive Officer and Chairman of the Board of Directors, and Mark J. Hanna, President of Frost Hanna. No other person employed by Frost Hanna earned in excess of $100,000 during the fiscal year ended December 31, 1998.

                                                                         Other Annual
       Name and                                                          Compensation
  Principal Position          Year (1)           Salary ($)                 (1) (2)
----------------------     ---------------     --------------         -------------------
Richard B. Frost                1998                  120,000            12,000
Chairman of the                 1997                   70,000             7,000
Board and Chief                 1996                   80,000             8,000
Executive Officer
Mark J. Hanna                   1998                  120,000            12,000
President                       1997                   70,000             7,000
                                1996                   80,000             8,000

(1) Frost Hanna was incorporated in February 1996. Pursuant to their Employment Agreements, Messrs, Frost and Hanna were paid monthly salaries and their monthly non-accountable expense allowances from Frost Hanna's inception through October, 1996. Messrs. Frost and Hanna agreed to waive the payment of all salary and expense allowance from November, 1996 through April, 1997.

(2) Represents $1,000 per month paid to each of Messrs. Frost and Hanna as a non-accountable expense allowance.

         EMPLOYMENT AGREEMENTS. Frost Hanna has entered into three-year employment agreements, effective as of September 30, 1996, with Richard B. Frost, Chief Executive Officer, and Mark J. Hanna, President. The employment agreements provide for annual base salaries of $120,000, and $1,000 monthly non-accountable expense allowances. In the event Frost Hanna requires in excess of 20% of the Net Proceeds for operations, Messrs. Frost and Hanna have undertaken to waive their salaries until the consummation of a Business Combination. The Escrow Fund (including any interest earned thereon) may not be used to pay salaries or benefits to Mr. Frost or Mr. Hanna under those employment agreements. The term of the employment agreements will be automatically extended for an additional one-year period unless either party notifies the other of its intention not to extend the term of the employment agreement at least 30 days before the date of renewal. The Merger Agreement provides that the employment agreements will be terminated prior to the consummation of the Merger. The employment agreements also provide for termination upon the consummation of a Business Combination. Under the employment agreements, if Messrs. Frost or Hanna terminate their employment agreement prematurely due to a failure by Frost Hanna to comply with its obligations under the employment agreement, then Messrs. Frost and Hanna will continue to be paid their based salary of $120,000 for one full year or for the full unexpired term of the employment agreement, whichever is shorter.

         CERTAIN REIMBURSEMENT OF EXPENSES. All officers and directors of Frost Hanna receive accountable reimbursement for any reasonable business expenses incurred in connection with activities on behalf of Frost Hanna. The Escrow Fund (including any interest earned thereon) may not be used to reimburse Frost Hanna's officers and directors for expenses incurred by such persons on behalf of Frost Hanna. No funds (including any interest earned thereon) may be disbursed from the Escrow Fund for reimbursement of expenses. Other than the foregoing, there is no limit on the amount of such reimbursable expenses, and there will be no review of the reasonableness of such expenses by anyone other than the Board of Directors, all of the members of which are officers.

         ABSENCE OF OTHER PAYMENTS. None of Frost Hanna's executive officers or directors or their respective affiliates may receive any consulting or finder's fees in connection with a Business Combination. Further, other than pursuant to the employment agreements with Messrs. Frost and Hanna, none of such persons will receive any other payments or assets, tangible or intangible, unless received by all other shareholders on a proportionate basis.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of June 30, 1999, and as adjusted to give effect to the Merger, certain information regarding the beneficial ownership of Frost Hanna Common Stock by (i) each director and executive officer of Frost Hanna; (ii) all officers and directors of Frost Hanna as a group and
(iii) each person known by Frost Hanna to be the owner of more than five percent of the outstanding Frost Hanna Common Stock. The address for the directors and executive officers of Frost Hanna is the address of Frost Hanna, 327 Plaza Real, Suite 319, Boca Raton, FL 33432.

                                  Amount and Nature         Percentage of
Name and Address of                 of Beneficial           Common Stock     Percentage of Common Stock
Beneficial Owner (1)                Ownership (2)            Owned (3)         Owned after Merger (4)
--------------------                -------------            ---------         ----------------------
Richard B. Frost                          362,000               13.6%                  1.9%

Mark J. Hanna                             362,000               13.6%                  1.9%

Marshal E. Rosenberg, Ph.D.(5)            300,000               11.3%                  1.6%

Donald H. Baxter                          100,000                3.8%                  *

Robert J. Escobio, Jr.                      2,000                *                     *

Alan Freeman (6)                           22,000                *                     *

All Officers and Directors as a         1,148,000               43.2%                  6.1%
Group  (6 persons)

Charles M. Fernandez
c/o Continucare Corp.
100 S.E. 2nd Street, 36th Floor                                                        *
Miami, Florida 33131                      150,000                5.6%

Phillip Frost, M.D. (7)                   177,666                6.6%
c/o IVAX Corporation
4400 Biscayne Boulevard                                                                0
Miami, Florida 33137

*        Represents less than 1%.

(1) The shares of Frost Hanna Common Stock owned by all of the executive officers and directors of Frost Hanna have been placed in escrow with American Stock Transfer & Trust Company, as escrow agent, until the occurrence of a Business Combination. During such escrow period, such executive officers and directors will not be able to sell, or otherwise transfer, their respective shares of Frost Hanna Common Stock, but will retain all other rights as shareholders of Frost Hanna, including, without limitation, the right to vote such shares of Frost Hanna Common Stock.

(2) Unless otherwise noted, all persons named in the table have sole voting and investment power with respect to all shares of Frost Hanna Common Stock beneficially owned by them.

(3) Assumes no exercise of the Underwriter Warrants to purchase 110,020 shares of Frost Hanna Common Stock.

(4) Assumes (i) 16,000,000 shares of Frost Hanna Common Stock are issued to the Gaines Berland shareholders; and (ii) 150,000 shares of Frost Hanna Common Stock are issued to Harter Financial in the Merger.

(5) Does not include 35,000 shares of Frost Hanna Common Stock owned by Donald Rosenberg, Dr. Rosenberg's brother, of which Dr. Rosenberg disclaims any beneficial ownership.

(6) Includes 5,000 shares of Frost Hanna Common Stock owned by Jomaric, Inc., a Florida corporation of which Mr. Freeman is the president and sole shareholder and 10,000 shares of Frost Hanna Common Stock owned by NAFA Equities, Inc., a Florida corporation of which Mr. Freeman's wife is the president and sole shareholder. Mr. Freeman disclaims beneficial ownership of all such shares.

(7) These shares of Frost Hanna Common Stock are owned by one or more of Dr. Frost, Frost-Nevada Corporation or Frost-Nevada, Limited Partnership. The shares of Frost Hanna Common Stock and record ownership of the shares may be transferred from time to time among any of Dr. Frost or those entities. Dr. Frost is the sole limited partner of Frost-Nevada, Limited Partnership and the sole shareholder, an officer and a director of Frost-Nevada Corporation, the general partner of Frost-Nevada, Limited Partnership.

         Messrs. Frost, Hanna, Baxter, Freeman, Escobio and Dr. Rosenberg may be deemed to be "promoters" of Frost Hanna, as such terms are defined under the federal securities laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the last two years prior to the date hereof, there were no transactions between Frost Hanna and any of its officers and/or directors which individually involved $60,000 or more, other than the employment agreements described above.

                                   PROPOSAL 5

                  APPROVAL OF THE 1999 PERFORMANCE EQUITY PLAN

INTRODUCTION

         The Board of Directors of Frost Hanna is seeking the approval of the Frost Hanna Shareholders of the 1999 Performance Equity Plan (the "Equity Plan"). Even if the Frost Hanna Shareholders approve the Equity Plan, the effectiveness of the Equity Plan is contingent upon the approval by the Frost Hanna Shareholders of the Merger (Proposal 1).

         The Equity Plan is intended to comply with the regulations issued under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to ensure that any compensation paid under the Equity Plan would be deductible by Frost.

         The purpose of Equity Plan is to enable Frost Hanna to offer to those key employees, officers, directors and consultants who have made or who have the potential for making important contributions to Frost Hanna and its subsidiaries an opportunity to acquire an ownership interest in Frost Hanna.

         Under the Equity Plan, Participants (as defined below) can be granted a variety of long term incentives, including incentive stock options and non-qualified stock options, stock reload options, stock appreciation rights, grants of restricted stock and deferred stock and other stock-based awards. The recipients and the terms of award made under the Equity Plan are determined by the Compensation Committee (as defined below), but an award recipient may not be granted more than 300,000 shares of the Frost Hanna Common Stock in any one year. Each award granted under the Equity Pan shall be subject to the terms of an agreement setting forth the terms of the award to be executed by Frost Hanna and the Participant receiving the award (an "Award Agreement").

         The Board of Directors of Frost Hanna approved the Equity Plan on May 27, 1999. The Equity Plan will become effective upon the approval of the Frost Hanna Shareholders. The Equity Plan will remain in effect until no other awards may be granted and all awards granted are no longer outstanding (except that grants of incentive stock options, discussed below, may only be made during the ten-year period following the effective date). As of the date of this Proxy Statement no awards have been issued under the Equity Plan; however, the Employment Agreements which are proposed to be entered into between Frost Hanna, Gaines Berland and each of the Principal Shareholders immediately following the Merger, provide that upon the Effective Date, each of such persons will be granted stock options to purchase 100,000 shares of Frost Hanna Common Stock under the Equity Plan. The exercise price of the stock options under the Equity Plan will be the fair market value of the stock at the time the stock options are granted.

         The following summary describes the principal features of the Equity Plan. This summary is qualified in its entirety by reference to specific provisions of the Equity Plan, a copy of which is attached as Exhibit C to this Proxy Statement.


GENERAL

         ADMINISTRATION OF PLAN. The Equity Plan will be administered by a committee to be designated by the Board of Directors to administer the Equity Plan ("Compensation Committee"). Each member of the Compensation Committee will be a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act and an "outside director" as defined in regulations issued under
Section 162(m) of the Code.

         ELIGIBILITY FOR AWARDS. Awards under the Equity Plan may be made to key employees, officers, directors and consultants who are deemed to have rendered or be able to render significant services to Frost Hanna or its subsidiaries and who are deemed to have contributed or to have the potential for contributing to the success of Frost Hanna (each such individuals, a "Participant").

         FROST HANNA COMMON STOCK AVAILABLE FOR ISSUANCE. A total of 3,000,000 shares of Frost Hanna Common Stock have been reserved and are available for grant under the Equity Plan. Shares of Frost Hanna Common Stock that are awarded under the Equity Plan may be either treasury shares or authorized but unissued shares. Shares of Frost Hanna Common Stock reserved for issuance pursuant to stock options that cease to be subject to such options, and any shares of stock subject to other awards that are forfeited or otherwise terminated will be made available for future award grants under the plan.

         Under the Equity Plan, in the event of a change in the shares of Frost Hanna Common Stock as a result of a stock split, reverse stock split, stock dividend payable on shares of Frost Hanna Common Stock, combination or exchange of shares, or other extraordinary event occurring after the grant of an award, the Compensation Committee may determine whether such change equitably requires adjusting the terms of the award or the aggregate number of shares reserved for issuance under the Equity Plan.

TYPES OF AWARDS

         STOCK OPTIONS. Under the Equity Plan, the Compensation Committee may award to Participants stock options that (i) are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") or (ii) options that are not intended to be so qualified ("Non-Qualified Options"). Incentive Stock Options may only be awarded to employees of Frost Hanna and its subsidiaries. To the extent that any stock option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Option.

         The Compensation Committee will fix the term of each stock option, except that an Incentive Stock Option may be granted only within the ten-year period commencing from the effective date of the Equity Plan and may only be exercised within ten years from the date of grant, or five years from the date of grant in the case of a Participant who at the time the stock option is granted owns more than 10% of the total combined voting power of all classes of voting stock of Frost Hanna (a "10% Shareholder").

         The exercise price of stock options granted under the Equity Plan will be determined by the Compensation Committee at the time of the grant, but in no event will such price be less than the fair market value of the underlying Frost Hanna Common Stock on the last trading day preceding the date the stock option is granted. However, the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the fair market value of the shares on the last trading day preceding the date the stock option is granted. The number of shares covered by Incentive Stock Options which may be exercised by Participants in any year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

         The Compensation Committee will determine when stock options will become exercisable and the terms and conditions thereof. Any requirement that options be exercised in installments may be waived in whole or in part by the Compensation Committee.

         Payment of the exercise price may be made in cash, or in shares of Frost Hanna Common Stock owned by the Participant, partly in cash and partly in such shares, or otherwise, as reflected in the applicable Award Agreement. A Participant has no rights as a stockholder with respect to the shares of Frost Hanna Common Stock underlying stock option granted under the Equity Plan until such shares are issued upon exercise of the stock option.

         Stock options may not be assigned or transferred by a Participant except by will or by the laws of descent and distribution, and during the lifetime of a Participant, such stock options may only be exercisable by such person.

         If the employment of a Participant who is an employee of Frost Hanna or a subsidiary of Frost Hanna is terminated by reason of such Participant's death or disability, any stock option held by such Participant will become fully vested and may be exercised by such disabled Participant, or by the legal representative or legatee of such deceased Participant, as the case may be, for a period of one year (or such greater or lesser period as may be specified by the Compensation Committee in the grant) from the date of the death or disability, or until the expiration of the exercise period for the stock option, which ever is shorter.

         Unless otherwise provided in the grant of a stock option, if a Participant's employment with Frost Hanna or any of its subsidiaries is terminated for any reason other than due to death or disability, such Participant's stock option will automatically terminate. However, if such Participant's employment is terminated without cause or due to retirement on or after the age of 65, then the portion of such stock option which has vested as the date of termination may be exercised for three months after termination or for the balance of the stock option's exercise period, which ever is shorter.

         STOCK RELOAD OPTION. The Compensation Committee may grant to a Participant (concurrently with the grant of an Incentive Stock Option, and at or after the time of grant in the case of a Non-Qualified Option) an option covering a number of shares up to the amount of shares of Frost Hanna Common Stock held by the Participant for at least six months and used to pay all or part of the exercise price of an option, and any shares withheld by Frost Hanna as payment for withholding taxes. Any such stock reload option will have an exercise price equal to the fair market value of the Frost Hanna Common Stock as of the date of grant of the stock reload option. Unless otherwise provided in the grant therefor, a stock reload option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the stock option to which the reload option is related.

         STOCK APPRECIATION RIGHTS. Under the Equity Plan, the Compensation Committee may grant stock appreciation rights to Participants who have received stock options. A stock appreciation right is the right to receive from Frost Hanna upon surrender of all or part of the related stock option, without a cash payment to Frost Hanna, a number of shares of Frost Hanna Common Stock equal to the excess of the fair market value of the number of shares for which the stock appreciates right is exercised over the exercise price of the related share of stock option. In the case of an Incentive Stock Option, a stock appreciation right may only be granted simultaneously with the grant of the underlying Incentive Stock Option. In the case of Non-Qualified Options, a stock appreciation right may be granted at or after the time of the grant of the underlying Non-Qualified Option. A stock appreciation right will terminate upon termination or exercise of the related stock option. Upon exercise of a stock appreciation right, the underlying stock option will be deemed to have been exercised, and the related shares of Frost Hanna Common Stock will no longer be available for issuance under the Equity Plan.

         RESTRICTED STOCK. The Compensation Committee may award shares of Frost Hanna Common Stock which are subject to such restrictions as the Compensation Committee may determine in addition to, or in lieu of, other awards granted to Participants under the Equity Plan. The Compensation Committee will determine at the time of the award, the period during which such award may be subject to forfeiture and the vesting schedule of such shares. A Participant will have the right to restricted stock granted to such Participant and to receive dividend payments in the form of cash or cash equivalents. However, during such time as the restricted stock is subject to forfeiture and until the restricted stock is fully vested, Frost Hanna will retain custody of the stock certificate representing the restricted shares and will retain custody of all distributions (other than payment of dividends in cash or in cash equivalents) made or declared with respect to such restricted stock. If the Participant breaches the terms or conditions set forth in the Equity Plan or in the Award Agreement pertaining to such award, or if the restricted stock otherwise does not vest in the Participant, then the Participant will forfeit the award of restricted stock and any distributions which were retained by Frost Hanna related to such restricted stock.

         DEFERRED STOCK. The Compensation Committee may award shares of Frost Hanna Common Stock to be received at the end of a specified deferral period and upon satisfaction of any other applicable restrictions, terms and conditions provided for in the grant of such award. Any such deferred stock that does not vest shall be forfeited to Frost Hanna. A Participant will not have any rights as a Frost Hanna Shareholder by virtue of the award of such deferred stock until the expiration of the applicable deferral period and the issuance by Frost Hanna of a stock certificate evidencing the award of such deferred stock. A Participant may request that the Compensation Committee defer issuance of an award of deferred shares for an additional specified period, subject to certain conditions.

         OTHER STOCK-BASED AWARDS. The Compensation Committee may award other stock-based awards in addition to, or in lieu of, other awards granted to Participants under the Equity Plan. These other stock-based awards are payable in, valued in, or otherwise based on, or related to, shares of Frost Hanna Common Stock. These other stock-based awards may be in the form of the right to purchase shares of Frost Hanna Common Stock which are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of Frost Hanna Common Stock, as well as awards valued by reference to the value of securities of, or the performance of, a specified Frost Hanna subsidiary.

OTHER PROVISIONS

         ACCELERATED VESTING AND EXERCISABILITY OF AWARDS. If any "person" (as is defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of Frost Hanna securities representing 25% or more of the combined voting power of Frost Hanna's then outstanding voting securities in one or more transactions, and the Board of Directors of Frost Hanna does not authorize or approve such acquisition, then the vesting periods with respect to options and awards granted and outstanding under the Equity Plan will be accelerated and will immediately vest, and the respective Participants of such options and awards will have the immediate right to purchase and/or receive all shares of Frost Hanna Frost Hanna Common Stock subject to such options and awards in accordance with the terms set forth in the Equity Plan and in the corresponding Award Agreements.

         WITHHOLDING TAXES. Frost Hanna may withhold, or require Participants to remit to Frost Hanna, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the Equity Plan. If permitted by the Compensation Committee, tax withholding may be settled with shares Frost Hanna Frost Hanna Common Stock, including shares that are part of the award that gives rise to the withholding requirement.

         AMENDMENT AND TERMINATION. The Board of Directors of Frost Hanna has the right to amend, suspend or discontinue any provision of the Equity Plan, provided that no such action may adversely affect awards previously granted between a Participant and Frost Hanna without such Participant's consent.

         HOLDING PERIOD AND FORFEITURES. For a period of six months after the date of any award under the Equity Plan, a Participant may not dispose of any
(i) derivative security (as defined in Rule 16a-1 under the Exchange Act) issued to such Participant under the Equity Plan; or (ii) Frost Hanna Common Stock purchased or granted pursuant to an award under the Equity Plan. If a Participant's employment with Frost Hanna or a subsidiary of Frost Hanna is terminated for any reason and within eighteen months such person accepts employment with any competitor of, or otherwise engages in competition with, Frost Hanna, the Compensation Committee may require that such person return to Frost Hanna the economic value of any award which was obtained by such person during the period beginning six months prior to the date such person's employment with Frost Hanna was terminated. If a Participant is terminated for cause, the Compensation Committee may require that such person return to Frost Hanna the economic value of any award which was obtained by such person during the six month period. The shares of Frost Hanna Frost Hanna Common Stock available for award under the Equity Plan have not been registered under the Securities Act, and Frost Hanna is not required to so register such stock.

CERTAIN FEDERAL TAX CONSEQUENCES

         The following discussion summarizes the principal federal income tax consequences of the Equity Plan. The discussion is based on current provisions of the Code, the Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof as in effect on the date of this Proxy Statement. The summary does not purport to be complete, and does not discuss the tax consequences of a Participant's death or any foreign, state or local tax consequences of participation in the Equity Plan.

         In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to Frost Hanna. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of Frost Hanna Common Stock acquired on the exercise of such option depend on whether the option is an Incentive Stock Option or a Non-Qualified Option.

         FEDERAL INCOME TAX TREATMENT OF INCENTIVE STOCK OPTIONS. A Participant will not recognize taxable income on the grant or the exercise of Incentive Stock Options (although the exercise of an Incentive Stock Option can increase such person's alternative minimum tax liability because the difference between the fair market value of the shares of Frost Hanna Common Stock acquired on exercise of such option and the exercise price will be included in such person's alternative minimum taxable income). A Participant will recognize taxable income if and when such Participant disposes of the shares of Frost Hanna Common Stock acquired under an Incentive Stock Option. If the disposition occurs more than two years after the grant of the Incentive Stock Option and more than one year after the shares of Frost Hanna Common Stock are transferred to such person on exercise of the Incentive Stock Options ( the "Incentive Stock Options Holding Period"), such person will recognize capital gain (or loss) equal to the excess (or deficiency) of the amount realized from disposition of the shares of Frost Hanna Common Stock less such person's tax basis in the shares of Frost Hanna Common Stock. A Participant's tax basis in the shares of Frost Hanna Common Stock generally is the amount such person paid on exercise of the Incentive Stock Options. The capital gain (or loss) will be long-term or short-term depending on the length of time the Participant held the shares of Frost Hanna Common Stock.

         If shares of Frost Hanna Common Stock acquired under an Incentive Stock Option are disposed of before the expiration of the Incentive Stock Options Holding Period (a "Disqualifying Disposition"), a Participant generally will recognize as ordinary income, in the year of the Disqualifying Disposition, an amount equal to the excess of the fair market value of the shares of Frost Hanna Common Stock on the date of exercise over the exercise price paid by the Participant. Any additional gain will be treated as long-term or short-term capital gain depending on the length of time the Participant held the shares of Frost Hanna Common Stock.

         A special rule applies to a Disqualifying Disposition of shares of Frost Hanna Common Stock where the amount realized on the disposition is less than the fair market value of the shares of Frost Hanna Common Stock on the date of exercise of the Incentive Stock Option. In that event, the Participant generally will recognize as ordinary income the difference between the amount realized on the disposition of the shares of Frost Hanna Common Stock and the exercise price paid by the Participant.

         The foregoing discussion assumes that the Participant exercises the Incentive Stock Option while the Participant is an employee of Frost Hanna or within three months of termination of employment. The three-month period is extended (i) to one year if the Participant terminates employment as a result of a total or permanent disability and (ii) indefinitely if the termination is caused by the Participant's death. If the Participant exercises an Incentive Stock Option outside of these time limits, the Participant's tax consequences will be the same as described for Non-Qualified Options.

         FEDERAL INCOME TAX TREATMENT OF NON-QUALIFIED OPTIONS. A Participant will not recognize taxable income on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, a Participant will recognize as ordinary income an amount equal to the excess of the fair market value of the shares of Frost Hanna Common Stock acquired over the exercise price paid by the Participant. A Participant's tax basis in the shares of Frost Hanna Common Stock acquired upon the exercise of a Non-Qualified Option is the amount paid for the shares of Frost Hanna Common Stock plus any amount included in income with respect to the exercise. Any gain or loss that a Participant recognizes on a subsequent disposition of shares of Frost Hanna Common Stock acquired upon the exercise of a Non-Qualified Option generally will be long-term or short-term capital gain or loss depending on the length of time the Participant held the shares of Frost Hanna Common Stock. The amount of the gain (or loss) will equal the excess (or deficiency) of the amount realized on the subsequent disposition less the Participant's tax basis in the share of Frost Hanna Common Stock.

         In the case of a Participant who is an employee of Frost Hanna, the ordinary income such a Participant is required to recognize on the exercise of a Non-Qualified Option will constitute wages for withholding and employment tax purposes. Accordingly, depending on the terms of a particular award, Frost Hanna will be required to either withhold from wages, or obtain payment from the Participant of, the amount of required withholding and employment taxes. In addition, Frost Hanna will be allowed a tax deduction in the amount of income recognized by such Participant, provided such amount constitutes an ordinary and necessary business expense to Frost Hanna and such expense is reasonable.

         The foregoing discussion assumes that the Participant pays the exercise price in cash. Special rules apply to a Participant who exercises an Incentive Stock Option or a Non-Qualified Option by paying the exercise price, in whole or in part, by the transfer of shares of Frost Hanna Common Stock the Participant already owns.

         FEDERAL INCOME TAX TREATMENT OF STOCK APPRECIATION RIGHTS. No income will be recognized by a Participant in connection with the grant of a share appreciation right. When the share appreciation right is exercised, the Participant generally will be required to include as a taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any shares of Frost Hanna Common Stock received on the exercise. In the case of a recipient who is also an employee of Frost Hanna, any income recognized on exercise of a share appreciation right will constitute wages for withholding and employment tax purposes. Frost Hanna or, if the Participant is an employee of a subsidiary of Frost Hanna, such subsidiary will be entitled to a tax deduction in the amount of income recognized by such Participant, provided such amount constitutes an ordinary and necessary business expense to Frost Hanna and such expense is reasonable. If the recipient receives shares of Frost Hanna Common Stock upon the exercise of a share appreciation right, any gain or loss on the subsequent sale of such shares will be treated in the same manner as discussed above with respect to Non-Qualified Options.

         FEDERAL INCOME TAX TREATMENT OF OTHER AWARDS. Awards granted under the Equity Plan that are settled in cash or in shares of Frost Hanna Common Stock that are either transferable or not subject to a substantial risk of forfeiture are taxable as ordinary income in an amount equal to the cash or fair market value of the shares received. Awards granted under the Equity Plan that are settled in shares of Frost Hanna Common Stock that are subject to restrictions as to transferability or subject to a substantial risk of forfeiture are taxable as ordinary income in an amount equal to the fair market value of the shares received at the first time such shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, unless the Participant makes an election under Section 83(b) of the Code. If a Section 83(b) election is made, the Participant must include in income the value of the shares as of the date the shares are transferred to such Participant.

         SPECIAL RULES. Special rules may apply to a Participant who is subject to Section 16(b) of the Securities Exchange Act (generally directors, officers and 10% Shareholders). Certain additional special rules apply if the exercise price for an option is paid in shares previously owned by the Participant rather than in cash.

         LIMIT ON DEDUCTIBILITY. Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the Equity Plan) by a public company to a "covered employee" to no more than $1 million. Frost Hanna currently intends to structure stock options and other awards granted under the Equity Plan to comply with an exception to nondeductibility under Section 162(m) of the Code.

         In the event the Frost Hanna Shareholders do not approve the Equity Plan, it will not become effective.

TO BE ADOPTED, THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF FROST HANNA COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING. THE BOARD OF DIRECTORS OF FROST HANNA BELIEVES THAT THE APPROVAL OF THE 1999 PERFORMANCE EQUITY PLAN IS IN THE BEST INTEREST OF FROST HANNA AND THE FROST HANNA SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL.


BENEFITS UNDER EQUITY PLAN. Frost Hanna is unable currently to determine the dollar value of the 100,000 stock options to be granted under each of the Employment Agreements because the exercise price thereof is not currently known. Frost Hanna is also unable to determine the dollar value or the number of any other stock options or other awards that will be received as a result of the Equity Plan by Frost Hanna's executive officers or other officers, employees or directors who are not executive officers, because awards are to be made by the Compensation Committee on a discretionary basis.

                                   PROPOSAL 6

                   APPROVAL OF THE ANNUAL INCENTIVE BONUS PLAN

INTRODUCTION

         The Board of Directors of Frost Hanna is seeking the approval of the Frost Hanna Shareholders of Frost Hanna's Annual Incentive Bonus Plan (the "Bonus Plan"). Even if the Frost Hanna Shareholders approve the Bonus Plan, the effectiveness of the Bonus Plan is contingent upon the approval by the Frost Hanna Shareholders of the Merger (Proposal 1).

         The Bonus Plan is a performance-based compensation plan for the executive officers of Frost Hanna. Under the Bonus Plan, participants generally will be paid performance-based bonus compensation only if certain performance targets are met.

         The purpose of the Bonus Plan is to promote the success of Frost Hanna by providing to participating executives bonus incentives that qualify as performance-based compensation within the meaning of Section 162(m) of the Code. As a consequence of the qualification of the amounts paid under the Bonus Plan as performance-based compensation under Section 162(m) of the Code, the provisions of the Code which would otherwise limit deductibility by Frost Hanna of certain executive compensation in excess of $1,000,000 should not be applicable to any amounts paid under the Bonus Plan as described below under "Federal Tax Issues".

         The Board of Directors of Frost Hanna approved the Bonus Plan on May 27, 1999. The Bonus Plan will become effective upon the approval of the Frost Hanna Shareholders. As of the date of this Proxy Statement, no payments have been made under the Bonus Plan.

         The following summary describes the principal features of the Bonus Plan. This summary is qualified in its entirety by reference to the specific provisions of the Bonus Plan, a copy of which is attached as Exhibit D to this Proxy Statement.

GENERAL

         ELIGIBLE EXECUTIVES. For each fiscal year or years of Frost Hanna (each, a "Performance Period"), with respect to which a Performance Target (as defined below) will be set by the Compensation Committee, the Bonus Plan will cover key employees (including any officers) of Frost Hanna who are (or in the opinion of the Compensation Committee may become during the applicable Performance Period) "executive officers" (as defined in Rule 3b-7 under the Exchange Act) and who are selected by the Compensation Committee to participate (each, a "Participant") in the Bonus Plan. For each Performance Period, the Compensation Committee shall determine those executives who will participate in the Bonus Plan at the time the Business Criteria (as defined below) and Performance Targets are set. The Principal Shareholders are currently expected to be eligible to participate in the Bonus Plan.

         ESTABLISHMENT AND AMOUNT OF BONUSES. Each Participant may receive a cash payment or payment opportunity ("Bonus") if and only if the Performance Target established by the Compensation Committee relative to the applicable Business Criteria is attained. The specific Performance Target with respect to the Business Criteria for any Participant for a Performance Period must be established by the Compensation Committee (i) in advance of the deadlines applicable under Section 162(m) of the Code and (ii) while the performance relating to the Performance Target remains substantially uncertain within the meaning of Section 162(m) of the Code. The Compensation Committee shall provide, in terms of an objective formula or standard for each Participant, the method of computing the specific amount that will represent the maximum amount of Bonus payable to such Participant.

         As used in the Bonus Plan, the term (i) "Performance Target" means the specific objective goal or goals that are set in writing by the Compensation Committee for a Participant for the Performance Period in respect of any one or more of the Business Criteria and (ii) "Business Criteria" means any one or any combination of financial measures of Frost Hanna's performance, including Annual Return to Shareholders, Total Revenue, Net Income, Net Income before Taxes, Net Income before Nonrecurring Items, Return on Equity, Return on Equity before Taxes, Return on Assets, EPS, EBITDA or EBITDA before Nonrecurring Items (each as defined in the Bonus Plan).

         While the degree of the achievement of a Performance Target will determine the maximum Bonus potentially payable to each Participant (subject to the maximum limit of $2 million for any Participant during any fiscal year), the Compensation Committee will have the discretion to determine whether all or any portion of a Participant's Bonus will be paid and the specific amount, if any, of a Bonus to be paid to each Participant. In addition, the Compensation Committee may at any time establish additional terms and conditions with respect to the payment of Bonuses (including, but not limited to, the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Bonus Plan. The Compensation Committee will not have the discretion to increase the maximum amount of Bonus to be paid to any Participant or award a Bonus if the applicable Performance Target has not been met.

         In the event of a Change of Control (as defined in the Bonus Plan) of Frost Hanna prior to the end of a Performance Period, the Performance Target for such Performance Period shall be deemed to have been attained and the applicable Bonus shall be paid as if the full Performance Period had been completed.

         ADMINISTRATION OF ANNUAL INCENTIVE BONUS PLAN. The Bonus Plan will be administered by the Compensation Committee, which will consist of at least two members of the Board of Directors who are "outside directors" within the meaning of Section 162(m) of the Code. The Compensation Committee will have the authority to construe and interpret the Bonus Plan, to establish and administer Performance Targets and the responsibility of determining participation in the Bonus Plan and the amount of the Bonuses payable under the Bonus Plan. Any decision made or action taken by the Compensation Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Bonus Plan will be in the absolute discretion of the Compensation Committee and will be conclusive and binding upon all persons. The Compensation Committee will also have the authority to accelerate a Bonus (after the attainment of the applicable Performance Targets) and to waive restrictive conditions for a Bonus (including any forfeiture conditions, but not Performance Targets) in such circumstances as it deems appropriate.

         AMENDMENT, SUSPENSION OR TERMINATION OF ANNUAL INCENTIVE BONUS PLAN. The Board of Directors or the Compensation Committee generally may, from time to time, amend, suspend or terminate, in whole or in part, the Bonus Plan; provided that no amendment, suspension or termination of the Bonus Plan will in any manner affect any Bonus previously granted pursuant to the Bonus Plan without the consent of the Participant to whom the Bonus was granted. Notwithstanding the foregoing, no amendment to the Bonus Plan may be effective without the approval of the Board of Directors or the Frost Hanna Shareholders if such approval is necessary to comply with the applicable provisions of Section 162(m) of the Code.

         FEDERAL TAX ISSUES. Section 162(m) of the Code limits the deductibility of compensation in excess of $1,000,000 to certain employees of publicly-held companies (the "Million Dollar Cap"). One exception to the Million Dollar Cap is available for "performance-based compensation" (as such term is defined under Section 162(m) of the Code). In order for the payment of a Bonus to a Participant to be within this exception to the Million Dollar Cap, a number of requirements must be satisfied, including the establishment of performance goals by a committee of two or more "outside" members of the Board of Directors, disclosure to the Frost Hanna Shareholders of the material terms of the performance-based compensation arrangement under which the Bonus is to be paid, and approval by the Frost Hanna Shareholders of the arrangement. Additional rules apply to the ongoing administration of such an arrangement in order for compensation payments to qualify as performance-based.

         The Bonus Plan is intended to pay compensation only upon the attainment of the Performance Targets established by the Compensation Committee. If the Bonus Plan is put into effect in accordance with its terms and with the approval of the Frost Hanna Shareholders, and the Bonus Plan is and continues to be administered in accordance with the provisions set forth in the Bonus Plan, the payments of the Bonuses under the Bonus Plan should be "performance-based compensation" that is exempt from the Million Dollar Cap.

NEW PLAN BENEFITS

         Because the Performance Targets, Business Criteria and related Bonuses for Performance Periods have not yet been established by the Compensation Committee, amounts payable under the Bonus Plan are not determinable.

         IN THE EVENT THE FROST HANNA SHAREHOLDERS DO NOT APPROVE THE ANNUAL INCENTIVE BONUS PLAN, IT WILL NOT BECOME EFFECTIVE.


TO BE ADOPTED, THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF FROST HANNA COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING. THE BOARD OF DIRECTORS OF FROST HANNA BELIEVES THAT THE APPROVAL OF THE ANNUAL INCENTIVE BONUS PLAN IS IN THE BEST INTEREST OF FROST HANNA AND THE FROST HANNA SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL.

                                   PROPOSAL 7

               APPROVAL OF THE SPECIAL PERFORMANCE INCENTIVE PLAN


INTRODUCTION

         The Board of Directors of Frost Hanna is seeking the approval of the Frost Hanna Shareholders of Frost Hanna's Special Performance Incentive Plan (the "Incentive Plan"). Even if the Frost Hanna Shareholders approve the Incentive Plan, the effectiveness of the Incentive Plan is contingent upon the approval by the Frost Hanna Shareholders of the Merger (Proposal 1).

         The Incentive Plan is a performance-based compensation plan for the executive officers of Frost Hanna. Under the Incentive Plan, participants will be paid compensation based on a fixed percentage of commissions generated by individuals and/or business units over a defined period provided that certain performance standards are realized.

         The purpose of the Incentive Plan is (i) to enhance Frost Hanna's ability to retain executives, (ii) to link the compensation opportunity of Frost Hanna's executives with special performance measures, and (iii) to qualify the Special Performance Incentive Plan as a performance-based compensation program within the meaning of Section 162(m) of the Code. As a consequence of the qualification of the amounts paid under the Incentive Plan as performance-based compensation under Section 162(m) of the Code, the provisions of the Code which would otherwise limit deductibility by Frost Hanna of certain executive compensation in excess of $1,000,000 should not be applicable to any amounts paid under the Incentive Plan as described under "Federal Tax Issues".

         The Board of Directors of Frost Hanna approved the Incentive Plan on May 27, 1999. The Incentive Plan will become effective upon the approval of the Frost Hanna Shareholders. As of the date of this Proxy Statement, no payments have been issued under the Incentive Plan.

         The following summary describes the principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the specific provisions of the Incentive Plan, a copy of which is attached as Exhibit E to the Proxy Statement.

GENERAL

         ELIGIBLE EXECUTIVES. For each fiscal year or years of Frost Hanna (each, a "Plan Period"), with respect to which the Special Performance Incentive (as defined below) is set by the Compensation Committee of Frost Hanna's Board of Directors, the Incentive Plan will cover key employees (including any officers) of Frost Hanna who are (or in the opinion of the Compensation Committee may become during the applicable Plan Period) "executive officers" (as defined in Rule 3b-7 under the Exchange Act) and who are selected by the Compensation Committee to participate (each, a "Participant") in the Incentive Plan. For each Plan Period, the Compensation Committee shall determine those executives who will participate in the Incentive Plan at the time the Special Performance Incentive is set. The Principal Shareholders are currently expected to be eligible to participate in the Incentive Plan.

         ESTABLISHMENT AND AMOUNT OF SPECIAL PERFORMANCE INCENTIVE. Each Participant will receive a Special Performance Incentive relative to certain Commissions (as defined below) generated in the Plan Period. The specific Special Performance Incentive for any Participant for a Plan Period must be established by the Compensation Committee (i) in advance of the deadlines applicable under Section 162(m) of the Code and (ii) while the Commissions used as a basis for the Special Performance Incentive remain substantially uncertain within the meaning of Section 162(m) of the Code. The Compensation Committee shall provide, in terms of an objective formula or standards for each Participant, the method of computing the specific amount that will represent the maximum amount of Special

Performance Incentive payable to such Participant (subject to a maximum limit of $5.0 million for any Participant during any fiscal year).

         As used in the Incentive Plan, the term (i) "Commission" means all compensation and/or fees based on sales dollars, commission revenue, trading income, and/or other criteria as defined by the Compensation Committee but excludes compensation from base salary and (ii) "Special Performance Incentive" means a fixed percentage, as determined by the Compensation Committee, of Commissions generated by certain individuals and/or business units over the Plan Period.

         In the event of a Change of Control (as defined in the Incentive Plan) of Frost Hanna prior to the end of a Plan Period, the Special Performance Incentive for such Plan Period shall be deemed to have been attained and the Special Performance Incentive shall be paid as if the full Plan Period had been completed.

         ADMINISTRATION OF INCENTIVE PLAN. The Incentive Plan will be administered by the Compensation Committee, which will consist of at least two members of the Board of Directors who are "outside directors" within the meaning of Section 162(m) of the Code. The Compensation Committee will have the authority to construe and interpret the Incentive Plan, the responsibility of determining participation in the Incentive Plan, and the amount of the Special Performance Incentive under the Incentive Plan. Any decision made or action taken by the Compensation Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Incentive Plan will be in the absolute discretion of the Compensation Committee and will be conclusive and binding upon all persons.

         AMENDMENT, SUSPENSION OR TERMINATION OF INCENTIVE PLAN. The Board of Directors or the Compensation Committee generally may, from time to time, amend, suspend or terminate, in whole or in part, the Incentive Plan; provided that no amendment, suspension or termination of the Incentive Plan will in any manner affect any amounts based on the Special Performance Incentive previously paid pursuant to the Incentive Plan without the consent of the Participant to whom the Special Performance Incentive was paid. Notwithstanding the foregoing, no amendment to the Incentive Plan may be effective without the approval of the Board of Directors or the Frost Hanna Shareholders if such approval is necessary to comply with the applicable provisions of Section 162(m) of the Code.

         FEDERAL TAX ISSUES. Section 162(m) of the Code limits the deductibility of compensation in excess of $1,000,000 to certain employees of publicly-held companies (the "Million Dollar Cap"). One exception to the Million Dollar Cap is available for "performance-based compensation" (as such term is defined under Section 162(m) of the Code). In order for the payment of a Special Performance Incentive to a Participant to be within this exception to the Million Dollar Cap, a number of requirements must be satisfied, including the establishment of performance goals by a committee of two or more "outside" members of the Board of Directors, disclosure to the Frost Hanna Shareholders of the material terms of the performance-based compensation arrangement under which the Special Performance Incentive is to be paid, and approval by the Frost Hanna Shareholders of the arrangement. Additional rules apply to the ongoing administration of such an arrangement in order for compensation payments to qualify as performance-based.

         The Incentive Plan is intended to pay compensation only upon the attainment of the Special Performance Incentive established by the Compensation Committee. If the Incentive Plan is put into effect in accordance with its terms with the approval of the Frost Hanna Shareholders, and the Incentive Plan is and continues to be administered in accordance with the provisions set forth in the Incentive Plan, the payments of the Special Performance Incentive under the Incentive Plan should be "performance-based compensation" that is exempt from the Million Dollar Cap.

NEW PLAN BENEFITS

         Because the Special Performance Incentive and the related amounts payable for Plan Periods have not yet been established by the Compensation Committee, amounts payable under the Incentive Plan are not determinable.


         IN THE EVENT THE FROST HANNA SHAREHOLDERS DO NOT APPROVE THE SPECIAL PERFORMANCE INCENTIVE PLAN, IT WILL NOT BECOME EFFECTIVE.

TO BE ADOPTED, THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF FROST HANNA COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING. THE BOARD OF DIRECTORS OF FROST HANNA BELIEVES THAT THE APPROVAL OF THE SPECIAL PERFORMANCE INCENTIVE PLAN IS IN THE BEST INTEREST OF FROST HANNA AND THE FROST HANNA SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL.

                                  THE COMPANIES


BUSINESS OF FROST HANNA

         Frost Hanna was formed in February 1996 to seek to effect a merger, exchange of capital stock, asset acquisition or other similar Business Combination with an Acquired Business which Frost Hanna believes has growth potential. In connection with its initial capitalization, Frost Hanna issued 1,557,000 shares of its Common Stock, par value $.001 per share, to its officers, directors, and other shareholders at an average price per share of $.14 for an aggregate sum of $216,613. On September 22, 1997, Frost Hanna's Registration Statement on Form SB-2 was declared effective by the Commission. Pursuant to the Registration Statement, Frost Hanna, in its initial public offering of securities, offered and sold 1,100,202 shares of Common Stock, at a purchase price of $6.00 per share (the "IPO") and received net proceeds of 5,587,053, after the payment of all expenses of the IPO (the "Net
Proceeds"). In addition, Frost Hanna issued Underwriter Warrants to purchase 110,020 shares of Common Stock.

         Following the consummation of the IPO, eighty percent (80%) of the Net Proceeds, or $4,560,069, was delivered to Fiduciary Trust International of the South, as Escrow Agent, to be held in escrow by such firm, pending the consummation of a Business Combination and will be released to Frost Hanna upon consummation of the Merger. The balance of the Net Proceeds is currently held by Frost Hanna, less operating expenses to date.

         Frost Hanna's executive offices are located at 327 Plaza Real, Suite 319, Boca Raton, Florida 33432; its telephone number is (561) 367-1085.

EMPLOYEES

         As of the date hereof, Frost Hanna's employees consist of (i) its officers, of whom Messrs. Frost and Hanna each devote approximately 50% of their working time to the affairs of Frost Hanna and Messrs. Baxter and Rosenberg each devote approximately 10% of their working time to the affairs of Frost Hanna, and (ii) an officer manager.

LEGAL PROCEEDINGS

         Frost Hanna is not presently a party to any material litigation, nor, to the knowledge of management, is any such litigation presently threatened.

DESCRIPTION OF PROPERTY

         Frost Hanna currently maintains, at a cost of approximately $3,400 per month, its executive offices in 1,445 square feet of office space located at 327 Plaza Real, Suite 319, Boca Raton, Florida 33432, pursuant to a Lease Agreement with Crocker Downtown Development Associates. Frost Hanna considers this space adequate for its current operations. Prior to the Closing of the Merger, Frost Hanna will prepay through February 28, 2000 the rent payments outstanding on its Lease Agreement. In the opinion of Frost Hanna, this property is adequately covered by insurance.

         Frost Hanna does not own any parcels of real property and does not own any tangible personal property.

COMMON STOCK MARKET INFORMATION

         The Frost Hanna Common Stock is traded in the NASD OTC market under the symbol "FHAN." The IPO took place on September 22, 1997 at a price of $6.00 per share. The Frost Hanna Common Stock commenced trading in the final week of October 1997. The following table shows the reported low bid and high bid quotations for the Frost Hanna Common Stock for the periods indicated below. The high and low bid prices for the periods indicated are inter-dealer prices, without retail mark-up, mark-down or commissions and may not necessarily represent actual transactions. These quotations have been obtained from the National Quotations Bureau, LLC.

                           LOW BID          HIGH ASK
                         (PER SHARE)       (PER SHARE)
                         -----------       -----------
1997
Fourth Quarter (3)       $     5.25       $     5.55

1998
First Quarter            $    5.125       $    5.625
Second Quarter           $    3.815       $     5.50
Third Quarter            $     1.25       $    4.125
Fourth Quarter           $    1.125       $    3.125

1999
First Quarter            $   2.3125       $     2.75
Second Quarter

-------------------------

3        No bid or ask prices were reported in the third quarter of 1997.

         On July ___, 1999, the low bid and high ask prices for the Frost Hanna Common Stock were $____. and $____, respectively.

SHAREHOLDERS

         The number of holders of record of the Frost Hanna Common Stock as of June 29, 1999 was 44 (including nominees holding shares on behalf of beneficial owners).

DIVIDENDS

         Frost Hanna has not paid or declared any dividends on the Frost Hanna Common Stock since its inception and does not contemplate paying any dividends in the foreseeable future. The payment of future dividends, if any, will be at the discretion of the Frost Hanna Board of Directors after taking into account various factors, including our financial condition, operating results, current anticipated cash needs as well as other factors that the Board of Directors may deem relevant.

BUSINESS OF GAINES BERLAND

INTRODUCTION

         Gaines Berland is primarily engaged as a retail and institutional securities brokerage firm. Gaines Berland is a registered broker/dealer with the Securities and Exchange Commission (the "SEC"), a member of the National Association of Securities Dealers, Inc. (the "NASD"), the Municipal Securities Rule Making Board ("MSRB"), and the Securities Investor Protection Corporation ("SIPC"). Gaines Berland's business activities consist primarily of retail sales and trading of listed and OTC equity securities, options and mutual funds as well as investment banking and research services. Gaines Berland earns commissions and markups/markdowns from individual and institutional securities transactions and market making activities. All securities transactions are cleared through Bear Stearns Securities Corp. ("Bear Stearns"), Gaines Berland's clearing firm on a fully disclosed basis. In this capacity, Bear Stearns is authorized to hold customer securities and funds and to administer certain of the back office functions for Gaines Berland. These functions include settlement of trades, confirmations, statements, tax filings, funds and receipts and deliveries. Gaines Berland also intends to engage in "wholesale" market-making and trading operations through G-Trade, its wholly-owned subsidiary. In this capacity, Gaines Berland through G-Trade will primarily effect transactions with securities professionals and institutional customers.

         Gaines Berland is currently licensed as a broker/dealer in 50 states, the District of Columbia, and the Commonwealth of Puerto Rico. As of May 31, 1999, Gaines Berland had approximately 251 registered representatives and has approximately 41,000 retail and institutional customer accounts.

SOURCES OF REVENUES

         The following table reflects Gaines Berland's various sources of revenues and the percentage of total revenues for its last fiscal year ended August 31, 1998 and for the nine months ended May 31, 1999. Revenues from agency transactions in securities for individual customers of Gaines Berland as well as revenues from transactions in securities for individual customers where Gaines Berland acted in a principal capacity are shown as commissions. Principal transactions include profits from market making and other trading activities.

                                                             Fiscal                                Nine Months
                                                           Year Ended                                 Ended
                                                         August 31, 1998                           May 31, 1999
                                               -----------------------------------     ------------------------------------
                                                    Amount             Percent              Amount              Percent
                                                    ------             -------              ------              -------
                                                                                                   (Unaudited)

Commissions...............................     $     48,407,000         83.6%          $      41,122,000         90.2%
Principal Transactions....................     $      3,618,000          6.2%          $       2,654,000          5.8%
Interest and Other Income(1)..............     $      1,075,000          1.9%          $         687,000          1.5%
Investment Banking(2).....................     $      4,795,000          8.3%          $       1,120,000          2.5%
Total Revenues............................     $     57,895,000        100.0%          $      45,583,000        100.0%

(1)      "Other Income" consists primarily of rental income and dividends.

(2) Investment banking revenues consists of commissions, selling commissions, consulting fees and income from underwriting participation activities and placement agent fees.

RETAIL COMMISSION BUSINESS

         Most of Gaines Berland's revenues are generated from commissions. Gaines Berland charges commissions to its individual and institutional clients for executing buy and sell orders of securities on national and regional exchanges and in the OTC market. When Gaines Berland receives a buy or sell order for a security in which it makes a market it may act as a principal and purchase from, or sell to, its customers the desired security on a disclosed basis at a price set in accordance with applicable securities regulations. As of May 31, 1999, Gaines Berland employed a total of 251 registered representatives and serviced approximately 41,000 customer accounts.

INVESTMENT BANKING ACTIVITIES

         Gaines Berland's investment banking revenues are principally derived from managing or co-managing public offerings of equity securities as well as fees from providing investment banking and corporate finance consulting services. In the corporate finance area, Gaines Berland has been active as an underwriter or selling group member in over 150 public equity transactions since 1994. Participation as a managing underwriter or in an underwriting syndicate or a selling group involves both economic and regulatory risks. An underwriter may incur losses if it is unable to resell the securities it is committed to purchase, or if it is forced to liquidate its commitment at less than the purchase price. In addition, under the federal securities laws, other laws and court decisions with respect to underwriters' liabilities and limitations on the indemnification of underwriters by issuers, an underwriter is subject to substantial potential liability for misstatements or omissions of material factors in prospectuses and other communications with respect to such offerings. Acting as a managing underwriter increases these risks. Underwriting commitments constitute a charge against net capital and Gaines Berland's ability to make underwriting commitments may be limited by the requirement that it must at all times be in compliance with the Net Capital Rule.

MARKET MAKING

         Gaines Berland acts as both principal and agent in the execution of its customers' orders in the over-the-counter market. Gaines Berland buys, sells and maintains an inventory of various securities in order to "make a market" in those securities. In executing customer orders for over-the-counter securities in which it does not make a market, Gaines Berland charges a commission and acts as agent between its customers and an unaffiliated market-maker. However, when the buy or sell order is in a security in which Gaines Berland makes a market, Gaines Berland may act as principal and purchase securities from or sell securities to its customers, which includes the permissible mark-up or mark-down from the current market price, in accordance with applicable regulations.

         Trading profits or losses depend upon the skills of the employees engaged in market making activities, the capital allocated to positions in securities and the general trends of prices in the securities markets. Trading as principal requires the commitment of capital and creates an opportunity for profits and risk of loss due to market fluctuations. Gaines Berland may take both long (ownership) and short (borrowing shares to effect sales of such shares) positions in those securities in which it makes a market. As of May 31, 1999, Gaines Berland made markets in approximately 190 securities.

INVESTMENT ACTIVITIES

         Gaines Berland also seeks to realize investment gains by purchasing, selling and holding securities for its own account on a daily basis. Gaines Berland trades as principal in domestic equity and equity-related securities both on exchanges and in the over-the-counter market. Gaines Berland also engages for its own account in the arbitrage of securities. Gaines Berland's arbitrage activities involve purchasing securities at discounts from the value that Gaines Berland believes will be realized upon a later sale of those securities. Gaines Berland is required to commit the capital necessary for use in these investment activities. The amount of such capital to be committed at any particular time will vary according to market, economic and financial factors, including the other aspects of the Company's business. Additionally, in connection with its investment banking activities, Gaines Berland from time to time receives warrants that entitle it to purchase securities of the corporate issuers for which Gaines Berland raises capital or provides advisory services.

RESEARCH SERVICES

         Gaines Berland's research activities which historically were focused primarily on the energy industry, now also include the review and analysis of general market conditions, many other industry groups and companies; the issuance of in-depth written reports of companies, with recommendations on specific actions to buy, sell or hold; the furnishing of information to retail and institutional customers; and responses to inquiries from customers and account executives. Gaines Berland's research staff follows companies and prepares reports regarding a number of industries and corporations. Gaines Berland also utilizes the services of Bear Stearns to provide research and analysts' reports.

WHOLESALE TRADING ACTIVITIES

         G-Trade, Gaines Berland's wholly-owned subsidiary, is in the process of obtaining regulatory approval and taking other steps necessary to launch its proposed wholesale trading operations. G-Trade intends to hire traders who will make markets in more than 1,000 securities. Gaines Berland will provide G-Trade with its initial funding, which is currently estimated at $1,500,000 through capital infusions and subordinated loans. Certain of the administrative and compliance department personnel of G-Trade will be provided by personnel of Gaines Berland who also will be registered representatives of G-Trade. G-Trade's principal office will be maintained at the principal office of Gaines Berland in Bethpage, New York. G-Trade intends to maintain an office of supervisory jurisdiction in Ft. Lauderdale, Florida where G-Trade's market making activities will be maintained. G-Trade will also execute trades for institutional investors and accredited investors. As the operations of G-Trade are in their developmental stages, no assurance can be given that G-Trade will successfully engage in wholesale market making activities or that its activities will be profitable.

INTERNET STRATEGY

         Gaines Berland is currently exploring expanding its operations through the use of the Internet. The activities that Gaines Berland is considering engaging in through the Internet include, but are not limited to, offering to customers online brokerage services and research as well as conducting public offerings of securities over the Internet. No assurances can be given when, if ever, Gaines Berland will establish any such operations, the costs involved or whether, if such operations are commenced, they would be successful.

MONEY MANAGEMENT

         Gaines Berland is currently considering expanding its operations to include money management. No assurances can be given when, if ever, it will enter into such business, or if it does enter into such business, that it will be successful.

COMPETITION

         Gaines Berland encounters intense competition in all aspects of its business and competes directly with many other securities firms for clients, as well as registered representatives. A significant number of such competitors offer their customers a broader range of financial services and have substantially greater resources than Gaines Berland. National retail firms such as Merrill Lynch Pierce Fenner & Smith Incorporated, Salmon Smith Barney, Inc. and Morgan Stanley/Dean Witter dominate the industry; however, Gaines Berland also competes with numerous regional and local firms. In addition, a number of firms offer discount brokerage services to individual retail customers and generally effect transactions at substantially lower commission rates on an "execution only" basis, without offering other services such as investment recommendations and research. Moreover, there is substantial commission discounting by full-service broker/dealers competing for institutional and individual brokerage business. Additionally, the recent emergence of online trading has further intensified the competition for brokerage customers. Gaines Berland currently does not offer any online trading services to customers. The continued expansion of discount brokerage firms and online trading could adversely effect Gaines Berland's retail business. Other financial institutions, notably commercial banks and savings and loan associations, offer customers some of the same services and products presently provided by securities firms. In addition, certain large corporations have entered the securities industry by acquiring securities firms. While it is not possible to predict the type and extent of competing services which banks and other institutions ultimately may offer to customers, Gaines Berland may be adversely effected to the extent those services are offered on a large scale basis. Gaines Berland competes through its advertising and recruiting programs for registered representatives interested in joining Gaines Berland.

ADMINISTRATION, OPERATIONS, TRANSACTION PROCESSING AND CUSTOMER ACCOUNTS

         Gaines Berland currently uses the services of Bear Stearns as its clearing agent on a fully disclosed basis. Bear Stearns processes all securities transactions and maintains customer accounts on a fee basis. Customer accounts are protected through the SIPC for up to $500,000, of which coverage for cash balances is limited to $100,000. In addition, all customer accounts are fully protected by an Excess Securities Bond issued by the Travelers Casualty & Surety Company providing protection for the account's entire net equity (both cash and securities). The services of Bear Stearns include billing, credit control, receipt, and custody and delivery of securities. Bear Stearns provides operational support necessary to process, record, and maintain securities transactions for Gaines Berland's brokerage activities. Bear Stearns provides these services to Gaines Berland and its customers at a total cost which is less than it would cost Gaines Berland to process such transactions on its own. Bear Stearns also lends funds to Gaines Berland's customers through the use of margin credit. These loans are made to customers on a secured basis, with Bear Stearns maintaining collateral in the form of saleable securities, cash or cash equivalents. Under the terms of the clearing agreement, Gaines Berland indemnifies Bear Stearns for any loss on these credit arrangements. In fiscal 1998, and in the nine (9) months ended May 31, 1999, net interest earned by Gaines Berland from margin credit activity totaled $558,000 and $401,000, respectively.

GOVERNMENT REGULATION

         The securities industry is subject to extensive and constantly evolving federal and state regulations promulgated by the SEC and various state agencies, as well as self-regulatory organizations such as the NASD. The principal purpose of such regulations is the protection of customers and the securities markets rather than the protection of creditors and shareholders of broker/dealers. The SEC is the federal agency charged with the administration of the federal securities laws. Much of the regulation of broker/dealers, however, has been delegated to self-regulatory organizations, principally the NASD and the national securities exchanges. These self-regulatory organizations adopt rules (subject to approval by the SEC) which govern the industry and conduct periodic examinations of member broker/dealers. Securities firms are also subject to regulation by state securities commissions in the states in which they are registered. Gaines Berland is registered with, and subject to the state securities commissions in 50 states, the District of Columbia and the Commonwealth of Puerto Rico.

         The regulations to which broker/dealers are subject cover all aspects of the securities industry, including sales methods, trading practices among broker/dealers, capital structure of securities firms, record keeping and the conduct of directors, officers, employees and registered representatives. Additional legislation, changes in rules promulgated by the SEC and by self-regulatory bodies or changes in the interpretation or enforcement of existing laws and rules often directly affect the method of operation and profitability of broker/dealers. The SEC and the self-regulatory bodies may conduct administrative proceedings which can result in censure, fine, suspension or expulsion of a broker/dealer, its officers, employees or registered representatives.

NET CAPITAL REQUIREMENTS

         As a registered broker/dealer and member of the NASD, Gaines Berland is subject to the SEC's Net Capital Rule which is designed to measure the general financial integrity and liquidity of a broker/dealer.

         Net capital is defined as the net worth of a broker/dealer subject to certain adjustments, and computed pursuant to the "aggregate indebtedness method." Aggregate Indebtedness is the total of certain liabilities of a broker/dealer arising from or in connection with any transaction whatsoever, and includes, among other things, money borrowed, money payable against securities loaned and securities "failed to receive," the market value of securities borrowed to the extent to which no equivalent value is paid or credited. For broker/dealers using this method, the Net Capital Rule requires that the ratio of aggregate indebtedness, as defined, to net capital, as defined, not exceed 15 to 1, and imposes restrictions on operations as described below. In computing net capital, various adjustments to net worth are made with a view to excluding assets which are not readily convertible into cash and making a conservative statement of other assets, such as a firm's position in securities. Compliance with the Net Capital Rule limits those operations of securities firms which require the intensive use of their capital, such as underwriting commitments and principal trading activities, and limits the ability of securities firms to pay dividends.

         In addition to the above requirements, funds invested as equity capital may not be withdrawn, nor may any unsecured advances or loans be made to any stockholder of a registered broker/dealer, if, after giving effect to such withdrawal, advance or loan and to any other such withdrawal, advance or loan as well as to any scheduled payments of subordinated debt which are scheduled to occur within six months, the net capital of the broker/dealer would fail to equal 120% of the minimum dollar amount of net capital required or the ratio of aggregate indebtedness to net capital would exceed 10 to 1. Further, any funds invested in the form of subordinated debt generally must be invested for a minimum term of one year and repayment of such debt may be suspended if the broker/dealer fails to maintain certain minimum net capital levels. For example, scheduled payments of subordinated debt are suspended in the event that the ratio of aggregate indebtedness to net capital of the broker/dealer would exceed 12 to 1 or its net capital would be less than 120% of the minimum dollar amount of net capital required.

         At May 31, 1999, Gaines Berland had net capital of $4,900,637 which was $4,533,855 in excess of required net capital, and its ratio of aggregate indebtedness to net capital was 1.12 to 1. Failure to maintain the required net capital may subject a firm to suspension or expulsion by the NASD, the Commission and other regulatory bodies and ultimately may require its liquidation. The Net Capital Rule also prohibits payments of dividends, redemption of stock and the prepayment or payment in respect of principal or subordinated indebtedness if net capital, after giving effect to the payment, redemption or repayment, would be less than the specified percent (120%) of the minimum net capital requirement. Compliance with the Net Capital Rule could limit those operations of Gaines Berland's brokerage subsidiaries that require the intensive use of capital, such as underwriting and trading activities, and also could restrict Gaines Berland's ability to withdraw capital from its operating subsidiaries, which in turn could limit Gaines Berland's ability to pay dividends, repay debt and redeem or purchase shares of its outstanding capital stock.

EMPLOYEES

         As of May 31, 1999, Gaines Berland had approximately 251 registered representatives. In addition, Gaines Berland employs 280 other employees in the area of operations, compliance, accounting and administration. There is intensive competition among securities firms for executives with extensive securities industry experience. To a large degree, Gaines Berland's future success will depend upon its continuing ability to hire and train highly skilled executives. Gaines Berland considers its relations with its employees to be satisfactory.

PROPERTIES

         Gaines Berland's principal executive office is located at 1055 Stewart Avenue, Bethpage, New York, where Gaines Berland occupies approximately 92,400 square feet under a lease expiring in May 2007 at an annual rent of $1,532,160, with certain annual escalation clauses. Gaines Berland also leases approximately 2,470 square feet in Ft. Lauderdale, Florida pursuant to a lease expiring May 31, 2001 at an annual rent of $43,200, with certain annual escalation clauses. Such space will be used for G-Trade's proposed wholesale trading operations. Gaines Berland occupies approximately 4,000 square feet at 230 Park Avenue, New York City as a branch office under a month-to-month lease at a monthly rate of $13,604. Gaines Berland also occupies space for its branch office in San Francisco, California under a month-to-month lease at a monthly rate of $1,000.

MARKET INFORMATION

         There is no public trading market for the Gaines Berland Common Stock.

SHAREHOLDERS

         There were 42 holders of record of Gaines Berland Common Stock as of June 30, 1999.

DIVIDENDS

         Gaines Berland has never paid or declared any dividends on the Gaines Berland Common Stock.

CHANGE IN ACCOUNTANTS

         Gaines Berland retained Goldstein Golub as its new independent accountants to audit its financial statements as of August 31, 1998. The decision to change accounting firms from Lerner, Sipkin to Goldstein Golub was made by the Board of Directors of Gaines Berland. During the fiscal years ended August 31, 1996 and 1997, respectively, and through the date of termination (September 25 1998), there were no disagreements with Lerner Sipkin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Additionally, Gaines Berland has not had any disagreements with Lerner Sipkin on these matters at any prior time.

LEGAL PROCEEDINGS

         Gaines Berland's business involves substantial risks of liability, including exposure to liability under federal and state securities law in connection with the underwriting or distribution of securities and claims by dissatisfied customers. Gaines Berland does not presently maintain an errors and omissions insurance policy insuring it against these risks. In the normal course of Gaines Berland's business, Gaines Berland from time to time is involved in lawsuits and arbitrations brought by its customers. Certain pending litigation is discussed above under "Risk Factors - Risk Associated with Securities Laws, Violations and Litigation." It is the opinion of management that the resolution of all proceedings presently pending should not have a material adverse effect on the consolidated financial condition of Gaines Berland.

MANAGEMENT OF GAINES BERLAND

EXECUTIVE OFFICERS AND DIRECTORS

         After the Merger, the executive officers of Frost Hanna and Gaines Berland will consist of four out of the six persons nominated for election as directors of Frost Hanna at the Special Meeting and Diane Chillemi. Information with respect to these four nominees is set forth above under "Proposal 4 - Election of Directors of Frost Hanna." Information regarding Ms. Chillemi is described below.

         Set forth below is a table indicating the positions currently held with Gaines Berland by the aforesaid persons and the positions to be held by such individuals upon consummation of the Merger.


                                                        CURRENT POSITION WITH          POSITION WITH FROST
            NAME                   AGE                     GAINES BERLAND              HANNA AFTER MERGER
--------------------------     --------            --------------------------     ----------------------------
Joseph Berland                     59               Chairman of the Board,        Chairman of the Board,
                                                    Chief Executive Officer       Chief Executive Officer,
                                                    and Director                  Director

Richard J. Rosenstock              47               President, Director           President, Chief
                                                                                  Operating Officer,
                                                                                  Director

Mark Zeitchick                     34               Executive Vice President      Executive Vice President,
                                                                                  Director

Vincent Mangone                    34               Executive Vice President      Executive Vice President,
                                                                                  Director

Diane Chillemi                     41               Chief Financial Officer       Chief Financial Officer


OFFICERS AND KEY EMPLOYEES

         Brief descriptions of the positions and backgrounds of the senior officers of Gaines Berland are set forth above under "Proposal 4 - Election of Directors of Frost Hanna." Brief descriptions of the backgrounds of Gaines Berland's Chief Financial Officer and certain key employees are set forth below.

         DIANE CHILLEMI, 41 years old, joined Gaines Berland in February 1997 as its Director of Finance. Since July 1997, she served as its Chief Financial Officer. She served as an accounting Manager at CT Legal Information Services from March 1996 until February 1997, and as a Financial Services Manager with Darby Group Co., Inc., a manufacturer and distributor of generic drugs and medical supplies, from July 1984 until March 1996.

KEY EMPLOYEES

         DAVID THALHEIM, 44 years old, has been the President of Imperial International Group, Inc. ("Imperial") since January 1991, which has rendered consulting services to Gaines Berland since 1993. Presently, Imperial primarily provides consulting services to Gaines Berland. From 1977 through 1990, Mr. Thalheim served as Vice President and then President of Thalheim Expositions, Inc., one of the largest independent trade show and exposition management companies in the United States.

         MICHAEL AVELLA, 45 years old, joined Gaines Berland as its Chief Compliance Officer in March 1994 and from May 1995 until the present time he has been the Chief Operating Officer and the Senior Vice President of Information Technology of Gaines Berland.



EMPLOYMENT AGREEMENTS

         Gaines Berland and Frost Hanna will, immediately following the Merger, enter into five-year employment agreements with each of Messrs. Berland, Rosenstock, Zeitchick, Mangone and Thalheim pursuant to which such persons will be employed as the Chief Executive Officer, President, Executive Vice President, Executive Vice President and Administrator, respectively, of such entities (the "Employment Agreements"). Pursuant to the Employment Agreements, each such person will devote their full business time to Gaines Berland and Frost Hanna and receive an annual base salary of $120,000, subject to periodic increases at the discretion of the Board of Directors of Frost Hanna or any compensation committee established thereby (the "Compensation Committee"). The Employment Agreements include certain confidentiality provisions and non-compete and restrictive covenant clauses for up to two (2) years if any such person terminates his employment for "reason" (as defined) or if his employment is terminated without "cause" (as defined). The Employment Agreements also provide that in the event of a "change of control" (as defined) of Gaines Berland or of Frost Hanna, such person shall be entitled to receive a severance payment equal to all compensation due him under the remaining term of his Employment Agreement in a lump sum payment. The Employment Agreements also provide that each person is entitled to certain insurance and other benefits, that Frost Hanna must maintain no less than $5,000,000 of directors' and officers' liability insurance during the term and for six (6) years following the term and that upon the Effective Date of the Merger each of such persons shall be granted stock options to purchase 100,000 shares of Common Stock under Frost Hanna's 1999 Equity Performance Plan on such terms and conditions as set forth in such plan. The exercise price of such stock options will be valued at the fair market value of a share of Frost Hanna Common Stock at the time such options are granted. Such persons also will be entitled to participate in Frost Hanna's Special Performance Incentive Plan and the Annual Incentive Bonus Plan, all on the terms and conditions set forth in such plans. A form of the Employment Agreements and the Plans are attached hereto as Exhibits C, D, E and F, respectively.

LOCK-UP AGREEMENTS

         Each shareholder of Gaines Berland receiving shares of Frost Hanna Common Stock in the Merger will enter into a Lock-Up Agreement pursuant to which each such shareholder will agree with Gaines Berland to not sell, transfer or otherwise dispose of any of the shares of Frost Hanna Common Stock received in the Merger for two (2) years from the Effective Date. In addition, each of such shareholders, other than the Principal Shareholders, will enter into a pledge agreement with Gaines Berland to pledge all shares of Frost Hanna Common Stock received in the Merger as collateral to Gaines Berland against any direct or indirect liabilities, costs and/or expenses incurred by Gaines Berland as a result of the actions of such shareholder.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                           OPERATIONS OF FROST HANNA

         Frost Hanna was formed in February 1996 to seek to effect a Business Combination with an Acquired Business. In connection with its initial capitalization, Frost Hanna issued 1,557,000 shares of its common stock to its officers, directors, and other shareholders for an aggregate sum of $216,613. On September 22, 1997, Frost Hanna's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended (the "Registration Statement"), was declared effective by the Commission. Pursuant to the Registration Statement, Frost Hanna offered and sold 1,100,202 shares of common stock in the IPO (the "Net Proceeds") at a purchase price of $6.00 per share and received net proceeds of approximately $5,587,053 after the payment of all expenses of the IPO (the "Net Proceeds"). In addition, Frost Hanna issued the Underwriter Warrants to Cardinal to purchase 110,020 shares of Common Stock. The offering was a "blank check" offering. Up to the time that Frost Hanna entered into the Merger Agreement, the only activities undertaken by Frost Hanna have been efforts to identify an appropriate Acquired Business candidate.

LIQUIDITY AND CAPITAL RESOURCES/PLAN OF OPERATION

         Following the consummation of the IPO, eighty percent (80%) of the Net Proceeds ($4,560,069) (the "Escrow Fund"), were delivered to Fiduciary Trust International of the South, as Escrow Agent, to be held in escrow by such firm, until the earlier of (i) written notification by Frost Hanna of its need for all or substantially all of the Escrow Fund for the purpose of implementing a Business Combination; or (ii) the exercise by certain shareholders of redemption rights which will be offered at the time Frost Hanna seeks shareholder approval of any potential Business Combination. As of March 31, 1999, there was $4,862,391 in the Escrow Fund. The Escrow Fund is currently invested in United States government-backed short-term securities.

         As of March 31, 1999 and December 31, 1998, respectively, Frost Hanna had cash and cash equivalents of $262,187 and $358,499, restricted short-term investments of $4,862,391 and $4,816,700, property and equipment of $15,844 and $17,669 and prepaid expenses of $4,253 and $17,725. As of March 31, 1999 and December 31, 1998, respectively, Frost Hanna had total liabilities of $18,306 and $17,878 and total shareholders' equity of $5,126,369 and $5,192,715.

         Other than the Escrow Fund, Frost Hanna, as of March 31, 1999 and December 31, 1998, respectively, had $262,187 and $358,499 in cash, substantially all of which was received from the Offering (other than interest income earned thereon) (the "Operating Funds"). As of May 31, 1999 the Operating Funds consisted of $184,597. It is estimated that whether or not the Merger is consummated, the expenses that Frost Hanna has incurred in connection with this transaction will exceed such amount. Accordingly, if the Merger is not consummated, Frost Hanna will not have any funds with which to conduct future operations, making it difficult for Frost Hanna to identify and effect a Business Combination with an appropriate Acquired Business. In the event the Merger is not consummated, Frost Hanna will need to either commence liquidation proceedings or obtain financing sufficient to fund operations until another potential Business Combination is identified.

         Pursuant to employment agreements, Frost Hanna pays to each of Mr. Richard Frost, Chief Executive Officer and Chairman of the Board of Directors of Frost Hanna, and Mr. Mark Hanna, President of Frost Hanna, $10,000 monthly for salary and $1,000 monthly each for Messrs. Frost's and Hanna's non-accountable expense allowance.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
         FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GAINES BERLAND

BUSINESS

         Gaines Berland is engaged in the securities brokerage and trading business and provides investment banking and research services. Gaines Berland's business activities consist primarily of retail sales and trading of listed and OTC equity securities, options and mutual funds as well as investment banking and research services. Gaines Berland earns commissions and markups/markdowns from individual and institutional securities transactions and market making activities. All securities transactions are cleared through Bear Stearns. Gaines Berland was incorporated in the State of New York in August 1983.

         Results of any individual period should not be considered representative of future profitability. A significant portion of the Gaines Berland's expenses is fixed and does not vary with market activity. Substantial fluctuations could occur in the Gaines Berland's revenues and net income from period to period.

NINE MONTHS ENDED MAY 31,1999 VS. NINE MONTHS ENDED MAY 31,1998

         Net income for the nine months ended May 31, 1999, was $542,000 as compared to $683,000, for the nine months ended May 31, 1998. Pretax income decreased by $320,000, or 23% due to expenses incurred in connection with a proposed merger transaction that was not consummated (the "Terminated Transaction").

REVENUES

         Total revenues decreased by $2,015,000, or 4.2%, to $45,583,000 for the nine months ended May, 1999, primarily as a result of decreases in commissions and investment banking.

         Commission revenues decreased by $319,000, or .8%. The slight decrease reflects a 42.7% decrease in the average commission per customer trade, which was offset by an increase in the volume of commission-producing transactions.

         Investment banking revenues decreased by $1,598,000, or 59%. Gaines Berland did not participate in any underwritings where it acted as a manager or co-manager during the nine months ended May, 1999, while it participated in four public offerings for its investment banking clients raising approximately $141 million in fiscal 1998.

         Principal transactions increased by $12,000, or .5% in the first nine months of fiscal 1999.

         Interest income decreased by $43,000, or 6.3%, primarily due to lower average cash balances maintained and lower interest rates during the nine months ended May 1999.

         Other revenues decreased by $67,000, or 61%, primarily due to a decrease in consulting activities from which Gaines Berland derives fees.

EXPENSES

         Total expenses for the nine months ended May 31, 1999 were $44,538,000, a 3.7% decrease compared to the nine months ended May 31, 1998 for the reasons described below. Total expenses as a percentage of revenues increased from 97.1% to 97.7%.

         Compensation and benefits expense decreased $2,837,000 or 8.4%. The decrease is due primarily to the elimination of investment banking personnel and the reduction in bonuses due to the firm's decreased profitability.

         Occupancy and equipment expense decreased by $354,000 or 16.9%. The decrease is due to the closing of Gaines Berland's 712 Fifth Avenue office and the expiration of the lease for 6900 Jericho Turnpike, Syosset, New York.

         Communications expense increased by $134,000, or 7.7%. This increase was primarily caused by an increase in news service expenses.

         Brokerage, clearing and exchange fees decreased by $72,000, or 4.8% resulting from new lower fee rates negotiated with Bear Stearns.

         Business development expense decreased by $401,000, or 37.7%. This decrease was attributable to a reduction in travel & entertainment expense of $215,000 and a decrease in advertising of $185,000 during the nine months ended May 31, 1999 as compared to the same period in 1998.

         Professional fees increased by $682,000, or 221 %. This increase was attributable to increased legal expenses incurred related to the Terminated Transaction, the creation of Gaines Berland's new subsidiary, G-Trade, and litigation expenses.

         Loss on disposal of fixed assets was a one time charge of $257,000 in the nine months ending May 31, 1999.

         Other expenses increased by $896,000 or 15.6%, primarily due to the settlement of several arbitrations relating to customer complaints.

YEAR ENDED AUGUST 31, 1998 VS. YEAR ENDED AUGUST 31, 1997

         Net income for the year ended August 31, 1998 was $352,000 as compared to $4,178,000 for the year ended August 31, 1997. The significant reduction in earnings in the current year was attributable to the deteriorating climate for energy companies, which resulted in substantial decreases in revenue for Gaines Berland.

REVENUES

         Total revenues decreased by $4,460,000, or 7.2%, to $57,895,000 for the fiscal year, primarily as a result of decreases in commissions, principal transactions and other revenues.

         Commission revenues decreased by $3,444,000, or 6.6%. The decrease reflects deteriorating market conditions in the energy marketplace (an area in which Gaines Berland specialized at the time) throughout the year, causing a 27% decrease in the average commission per transaction.

         Investment banking revenues increased by $1,514,000, or 46%. Gaines Berland acted as manager or co-manager in four public offerings for its investment banking clients, raising approximately $141 million in fiscal 1998, an increase from fiscal 1997, during which Gaines Berland raised $36 million through three public offerings. The increase in size of the transactions in the current year reflected the increased activity in the overall market during this period.

         Revenues from principal transactions decreased by $2,603,000, or 42%. This decrease was primarily attributable to the fact that fiscal 1997 included $4.8 million of appreciation on the sale of underwriters purchase options. Such revenue was not present in fiscal 1998. This drop in revenue, however, was partially offset by an increase of $2,197,000 in market-making activity in fiscal 1998 compared to fiscal 1997.

         Interest income increased by $148,000, or 19%, primarily due to higher cash balances maintained during fiscal 1998.

         Other revenues decreased by $75,000, or 34%, primarily due to decreases in Gaines Berland's consulting activities for which it derives fees.

EXPENSES

         Total expenses for fiscal 1998 were $57,108,000, a 4.1% increase over fiscal 1997 for the reasons described below. Total expenses as a percentage of revenues increased from 88% to 99%.

         Compensation and benefit expense decreased $776,000 or 1.9%. These expenses are primarily variable as commissions to brokers are paid as a percentage of commission revenues generated. This decrease in variable expense is consistent with the decrease in commission revenues.

         Occupancy and equipment expense increased by $821,000 or 40%. This increase was caused by Gaines Berland's move to larger facilities in April 1997.

         Communications expense increased by $210,000, or 9.1%. This increase was primarily caused by services needed for increased institutional trading, investment banking and research departments during fiscal 1998.

         Brokerage, clearing and exchange fees increased by $366,000, or 23%. This increase was primarily caused by an 18% increase in the number of customer trades processed.

         Business development expense decreased by $19,000, or 1.2%. This decrease was attributable to a reduction in travel during fiscal 1998 as compared to fiscal 1997.

         Professional fees decreased by $101,000, or 18%. This decrease was a result of the employment by Gaines Berland of in-house counsel, which reduced the need for outside legal services.

         Other expenses increased by $1,728,000 or 30.8% primarily due to the settlement of several arbitrations with customers and the addition or increases to various insurance coverages including director and officer liability and employment practices liability insurance.

LIQUIDITY AND CAPITAL RESOURCES

         Approximately 80% of Gaines Berland's assets at May 31, 1999 were highly liquid, consisting primarily of cash and cash equivalents, securities inventories, and receivables from its clearing broker, all of which fluctuate depending upon the levels of customer business and trading activity. Receivables from broker/dealers, which are primarily from Gaines Berland's clearing broker, are paid rapidly. As a securities dealer, Gaines Berland may carry significant levels of trading inventories to meet customer needs. Gaines Berland's inventory of securities is readily marketable; however, holding large blocks of the same security may limit liquidity and prevent realization of full market value for the securities. A less significant portion of Gaines Berland's total assets are fixed assets. Gaines Berland's total assets or the individual components of total assets may vary significantly from period to period because of changes relating to customer demand, economic and market conditions and proprietary trading strategies.

         Gaines Berland is subject to the Net Capital Rule. As such, Gaines Berland is subject to certain restrictions on the use of capital and its related liquidity. As of May 31, 1999, Gaines Berland had net capital of $4,900,637, which was $4,533,855 in excess of its minimum net capital requirement of $366,782.

         Gaines Berland's overall capital and funding needs are continually reviewed to ensure that its capital base can support the estimated needs of its business units. These reviews take into account business needs as well as regulatory capital requirements of the subsidiaries. Gaines Berland has committed to provide G-Trade with its initial funding, which is currently estimated at $1,500,000, through capital infusions and subordinated loans. Gaines Berland also anticipates expending approximately $500,000 to establish an office in New York City. These capital expenditures are expected to be funded out of Gaines Berland's working capital. Gaines Berland believes that its cash generated from operations is sufficient to satisfy the cash required to operate its business.

YEAR 2000 COMPUTER ISSUE

         Gaines Berland initiated a firm-wide program to address the "Year 2000 Computer Issue" in order to prepare its computer systems and applications for properly processing dates after December 31, 1999. Gaines Berland's program is proceeding on schedule and it is Gaines Berland's expectation that it will have its firm-wide Year 2000 solution substantially in place by approximately July 31, 1999.

         All of Gaines Berland's computer programs are provided by third party vendors and service providers. Most of the programs were purchased after the Year 2000 Computer Issue became widely recognized. Gaines Berland has sought, and expects to receive confirmation from its third-party program and service providers that the Year 2000 Computer Issue has been appropriately managed. Bear Stearns, Gaines Berland's clearing firm, is Gaines Berland's largest and most important computer service related vendor. Bear Stearns has installed a new system to appropriately manage the Year 2000 Computer Issue for Gaines Berland. In addition, Bear Stearns has provided confirmation to Gaines Berland of its compliance with the Year 2000 Computer Issue.

         Gaines Berland has also assessed its state of readiness regarding non-information technology systems for compliance with the Year 2000 Computer Issue. None of such systems are critical to the operation of Gaines Berland's business. Gaines Berland has identified two such systems which require remediation and has already brought one of such systems into compliance. The remediation of these systems is not expected to require a material expenditure of funds.

         The Year 2000 Computer Issue creates risk for Gaines Berland from unforeseen problems in its own computer systems, third-party vendors and service providers, and from third parties with whom Gaines Berland deals worldwide. Gaines Berland is continuing to communicate with its third-party vendors and service providers to determine the likely extent to which Gaines Berland may be affected by third parties' year 2000 plans and target dates. In this regard, while Gaines Berland does not now expect material financial exposure as a result of the Year 2000 problem, there can be no assurance that the systems of other entities on which Gaines Berland relies will be remediated on a timely basis, or that a failure to remediate by another party, would not have a material adverse effect on Gaines Berland. Such failures could have a material impact on Gaines Berland's ability to conduct business. In particular, Gaines Berland does not have a contingency plan in place in the event Bear Stearns is unable to provide clearing services to Gaines Berland, or if general utility or telecommunications services fail as a result of the Year 2000 Computer Issue. In either of such events, Gaines Berland would be unable to conduct its business until the problem was remediated. Any such suspension of its business, if for more than a very brief period of time, would materially adversely affect Gaines Berland.

         Based on information currently available, Gaines Berland does not expect its Year 2000 expenditures for computer systems and non-information technology systems, in the aggregate, for fiscal 1998 and over the next two years to exceed $50,000. The expected costs of the Year 2000 program are based on management's current estimates; however, actual results could differ materially from those plans.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Frost Hanna Board of Directors knows of no matters that will be presented for consideration at the Special Meeting other than as described in this Proxy Statement. If any other matters shall properly come before the Special Meeting, or any adjournments or postponements thereof, and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The person named as proxies intend to vote or not to vote in accordance with the recommendation of the management of Frost Hanna.



                              INDEPENDENT AUDITORS


         Representatives of Arthur Andersen LLP and Goldstein Golub Kessler LLP will be present at the Special Meeting and will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions from Frost Hanna Shareholders.


                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Frost Hanna provides all shareholders with the opportunity, under certain circumstances, to participate in the governance of Frost Hanna by submitting proposals that they believe merit consideration at the next annual meeting of shareholders, to be held on or about January 3, 2000. To enable management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in Frost Hanna's proxy statement for the next annual meeting of shareholders, any such proposal should be submitted to Frost Hanna no later than September 19, 1999, to the attention of its Chairman of the Board, at its principal place of business in Boca Raton, Florida or, if the Merger is consummated, at such other principal place of business of Frost Hanna. Shareholders may also, under that they wish to be considered by the Board of Directors as nominees for directors.

                                     By Order of the Board of Directors,




                                     Donald H. Baxter
                                     Secretary

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION


      INDEX TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

                                                                           PAGE
                                                                           ----
Introduction to Unaudited Pro Forma Combined
  Condensed Financial Information......................................    P-2

Unaudited Pro Forma Combined Condensed Balance
  Sheet as of March 31, 1999...........................................    P-3

Unaudited Pro Forma Combined Condensed Statement
  of Operations for the three month period ended
  March 31, 1999.......................................................    P-4

Unaudited Pro Forma Combined Condensed
  Statement of Operations for the year ended
  December 31, 1998....................................................    P-5

Notes to Unaudited Pro Forma Combined Condensed
  Financial Information................................................    P-6

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

INTRODUCTION

The following unaudited pro forma combined condensed balance sheet as of March 31, 1999 and the unaudited pro forma combined condensed statements of operations for the three months ended March 31, 1999 and the year ended December 31, 1998 give effect to the merger transaction pursuant to which Gaines Berland will become a wholly-owned subsidiary of Frost Hanna (the "Merger"). The unaudited pro forma combined condensed financial statements are based on the estimates and assumptions set forth in the notes to such statements. This information should be read in conjunction with the historical financial statements and notes thereto of Frost Hanna and Gaines Berland which are included elsewhere in this Proxy Statement. The unaudited pro forma financial data are provided for comparative purposes only and do not purport to be indicative of the results which actually would have been obtained if the Merger had been effected on the date indicated or of those results which may be obtained in the future.

The Merger will be accounted for as a capital transaction with each share of Gaines Berland common stock that is issued and outstanding at the effective time of the Merger being canceled and extinguished in exchange for approximately 22,000 shares of Frost Hanna Common Stock, not to exceed an aggregate of 16,000,000 shares of Frost Hanna Common Stock, accompanied by a recapitalization of Gaines Berland.

The pro forma adjustments are described in the accompanying notes to unaudited pro forma combined financial statements. The unaudited pro forma combined condensed financial statements assume the Merger had occurred (i) at the beginning of each of the respective periods for the purpose of the unaudited pro forma combined condensed statements of operations for the three months ended March 31, 1999 and the year ended December 31, 1998 and (ii) as of March 31, 1999 for the purposes of the unaudited pro forma combined condensed balance sheet.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1999
                                 (in thousands)

                                            FROST         GAINES                    PRO FORMA
                                            HANNA        BERLAND(a)   ADJUSTMENTS   COMBINED
                                          ---------       ---------   -----------   ---------
ASSETS
CURRENT ASSETS:
     Cash                                  $    262      $     71      $   --       $    333
     Restricted short term investments        4,862          --            --          4,862
     Receivable from Brokers                   --          15,485          --         15,485
                                           --------      --------      --------     --------

     Total current assets                     5,124        15,556          --         20,680

SECURITIES LONG - at market                    --           8,387          --          8,387

PROPERTY, NET                                    16         2,915          --          2,931

OTHER ASSETS                                      4         1,262          --          1,266
                                           --------      --------      --------     --------

     TOTAL ASSETS                          $  5,144      $ 28,120      $   --       $ 33,264
                                           ========      ========      ========     ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Securities short - at market                 $      $ 11,050      $   --       $ 11,050
     Subordinated loan                         --           1,000          --          1,000
     Commissions payable                       --           3,600          --          3,600
     Income taxes payable                      --             523          --            523
     Accrued expenses                            18         3,070          --          3,088
                                           --------      --------      --------     --------

     Total current liabilities                   18        19,243          --         19,261
                                           --------      --------      --------     --------

OTHER                                          --             167          --            167
                                           --------      --------      --------     --------

STOCKHOLDERS' EQUITY:
     Common stock                              --            --           2 (b)            2
     Additional paid - in capital             5,803         3,125        (2)(b)        8,226
                                                                       (677)(c)
                                                                        (23)(d)

     Retained earnings                         (677)        5,608       677 (c)        5,608
     Less: subscription receivable             --             (23)       23 (d)         --
                                           --------      --------      --------     --------

     Total stockholders' equity               5,126         8,710          --         13,836
                                           --------      --------      --------     --------
     TOTAL LIABILITIES AND
        STOCKHOLDER'S EQUITY               $  5,144      $ 28,120      $   --       $ 33,264
                                           ========      ========      ========     ========

     UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE
                     THREE MONTH PERIOD ENDED MARCH 31, 1999
                        (in thousands, except share data)

                                         FROST             GAINES                                PRO FORMA
                                         HANNA           BERLAND(a)          ADJUSTMENTS         COMBINED
                                     -----------         ------------        ------------       ------------
REVENUES:
     Commission income              $       --           $     14,276        $     --           $     14,276
     Trading profit                         --                    539              --                    539
     Dividend & interest                    --                    245                55(d)               300
     Other revenue, net                     --                     (3)             --                     (3)
                                    ------------         ------------       -----------         ------------

     Total revenues                         --                 15,057                55               15,112
                                    ------------         ------------       -----------         ------------

EXPENSES:
     Salary expense                           66                9,809              --                  9,875
     General and administrative               55                4,212              --                  4,267
                                    ------------         ------------       -----------         ------------

     Total expenses                          121               14,021              --                 14,142
                                    ------------         ------------       -----------         ------------
INTEREST INCOME                               55                 --                 (55)(d)             --

(LOSS) INCOME BEFORE PROVISION
     FOR INCOME TAX                          (66)               1,036              --                    970

PROVISION FOR INCOME TAX                    --                    439              --                    439
                                    ------------         ------------       -----------         ------------
NET (LOSS) INCOME                   $        (66)        $        597       $      --           $        531
                                    ============         ============       ===========         ============

NET (LOSS) INCOME PER
         COMMON SHARE               $      (0.03)        $     805.67                           $       0.03
                                    ============         ============                           ============

WEIGHTED AVERAGE NUMBER
         OF COMMON SHARES                                                    15,999,259(b)
         OUTSTANDING                   2,657,202                  741           150,000(f)        18,807,202
                                    ============         ============       ===========         ============

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                        (in thousands, except share data)


                                        FROST              GAINES                                PRO FORMA
                                        HANNA             BERLAND(a)       ADJUSTMENTS            COMBINED
                                     -----------         ------------      -----------          ------------
REVENUES:
     Commission income              $       --           $     44,989      $       --           $     44,989
     Trading profit                         --                  2,233              --                  2,233
     Dividend & interest                    --                    819              259 (e)             1,078
     Other revenue, net                     --                  4,859              --                  4,859
                                    ------------         ------------       -----------           ----------

     Total revenues                         --                 52,900              259                53,159
                                    ------------         ------------       -----------           ----------

EXPENSES:
     Salary expense                          264               36,326              --                 36,590
     General and administrative              196               16,924              --                 17,120
                                    ------------         ------------       -----------           ----------

     Total expenses                          460               53,250              --                 53,710
                                    ------------         ------------       -----------           ----------

INTEREST INCOME                              259                 --                (259)(e)             --

LOSS BEFORE BENEFIT FOR
     INCOME TAX                             (201)                (350)             --                   (551)

BENEFIT FOR INCOME TAX                      --                    (33)             --                    (33)
                                    ------------         ------------       -----------           ----------

NET LOSS                            $       (201)        $       (317)     $       --           $       (518)
                                    ============         ============       ===========           ==========

NET INCOME (LOSS) PER
     COMMON SHARE                   $      (0.08)        $    (512.12)                          $      (0.02)
                                    ============         ============                             ==========

WEIGHTED AVERAGE NUMBER
     OF COMMON SHARES                                                        15,999,381(b)
     OUTSTANDING                       2,657,202                  619           150,000(f)        18,807,202
                                    ============         ============       ===========           ==========

                 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED

                              FINANCIAL INFORMATION



(a) Represents Gaines Berland's balance sheet as of April 30, 1999 and for the three month period then ended and twelve month period ended January 31, 1999.

(b) To reflect the issuance of an aggregate of no more than 16,000,000 shares of Frost Hanna common stock in exchange for approximately 740 shares of Gaines Berland common stock as if each of the non-affiliated Frost Hanna Shareholders approved the Merger. If less than 30% of non-affiliated Frost Hanna Shareholders vote against approval of the Merger and if the Merger is consummated, Frost Hanna will utilize funds held in escrow and redeem such shares at their Redemption Value.

(c)      To eliminate Frost Hanna's accumulated deficit.

(d)      To eliminate Gaines Berland's common stock subscription receivable.

(e) To reclassify Frost Hanna's interest income from non-operating income to operating revenue.

(f) To reflect the issuance of 150,000 shares of Frost Hanna common stock to Harter Financial, Inc. for certain services provided in connection with the Merger. No expense associated with the issuance of these shares is included in the unaudited pro forma combined condensed statements of operations.

                              FINANCIAL STATEMENTS


                          INDEX TO FINANCIAL STATEMENTS

                                                                                                              PAGE
                                                                                                              ----
THE REGISTRANT
FROST HANNA CAPITAL GROUP, INC.
  (A DEVELOPMENT STAGE COMPANY):

Report of Independent Certified Public Accountants (Arthur Andersen LLP)....................................   F-3

Balance Sheets at December 31, 1998 and 1997................................................................   F-4

Statements of Operations for the years ended December 31, 1998 and 1997 and for the cumulative period from inception (February 2, 1996) to
  December 31, 1998.........................................................................................   F-5

Statements of Stockholders' Equity for the years ended December 31, 1998 and
  1997 and for the cumulative period from inception (February 2, 1996) to
  December 31, 1998.........................................................................................   F-6

Statements of Cash Flows for the years ended December 31, 1998 and 1997 and for the cumulative period from inception (February 2, 1996) to
  December 31, 1998.........................................................................................   F-7

Notes to Financial Statements...............................................................................   F-8

Condensed Balance Sheet at March 31, 1999 (unaudited).......................................................   F-13

Condensed Statements of Operations for the three month periods ended March 31,
  1999 and 1998 and for the cumulative period from inception (February 2, 1996)
  to March 31, 1999 (unaudited).............................................................................   F-14

Condensed Statements of Cash Flows for the three month periods ended March 31,
  1999 and 1998 and for the cumulative period from inception (February 2, 1996)
  to March 31, 1999 (unaudited).............................................................................   F-15

Notes to Condensed Financial Statements (unaudited).........................................................   F-17

BUSINESS TO BE ACQUIRED
GAINES BERLAND, INC.:

Independent Auditor's Report (Goldstein Golub Kessler LLP)..................................................   F-23

Independent Auditor's Report (Lerner, Sipkin & Company).....................................................   F-24

Statements of Financial Condition as of
  August 31, 1998 and 1997 and May 31, 1999 (unaudited).....................................................   F-25

Statements of Income for years ended August 31, 1998
  and 1997 and the nine months ended
  May 31, 1999 (unaudited) .................................................................................   F-26

Statements of Changes in Stockholders'
  Equity for the three years ended
  August 31, 1998...........................................................................................   F-27

Statement of Changes in Stockholders' Equity
  for the nine months ended May 31, 1999....................................................................   F-28

Statements of Cash Flows for years ended August 31, 1998 and 1997 and the nine
  months ended May 31, 1999 (unaudited).....................................................................   F-29

Notes to Financial Statements...............................................................................   F-31

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To Frost Hanna Capital Group, Inc.:

We have audited the accompanying balance sheets of Frost Hanna Capital Group, Inc. (a Florida corporation in the development stage) as of December 31, 1998 and 1997, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 1998 and 1997 and the cumulative period from inception (February 2, 1996) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frost Hanna Capital Group, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997 and for the cumulative period from inception (February 2, 1996) to December 31, 1998, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


West Palm Beach, Florida,
  March 11, 1999.

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)


                                 BALANCE SHEETS

                           DECEMBER 31, 1998 AND 1997

                               ASSETS                                       1998                1997
                                                                         -----------        -----------
CURRENT ASSETS:
  Cash and cash equivalents, including interest bearing amounts of       $   358,499        $   776,067
    $345,468 and $745,048 in 1998 and 1997, respectively
  Prepaid expenses                                                            17,725              8,015
  Restricted short-term investments                                        4,816,700          4,608,759
                                                                         -----------        -----------

    Total current assets                                                   5,192,924          5,392,841

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation of $4,636 and $2,810 in 1998 and 1997, respectively            17,669             21,084
                                                                         -----------        -----------
    Total assets                                                         $ 5,210,593        $ 5,413,925
                                                                         ===========        ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accrued expenses                                                       $    17,878        $    20,750
                                                                         -----------        -----------

COMMITMENTS AND CONTINGENCIES (Notes 1, 6 and 8)

STOCKHOLDERS' EQUITY:
  Common stock, $.0001 par value, 100,000,000 shares
    authorized, 2,657,202 shares issued and outstanding                          266                266
  Additional paid-in capital                                               5,803,400          5,803,400
  Deficit accumulated during development stage                              (610,951)          (410,491)
                                                                         -----------        -----------
    Total stockholders' equity                                             5,192,715          5,393,175
                                                                         -----------        -----------
    Total liabilities and stockholders' equity                           $ 5,210,593        $ 5,413,925
                                                                         ===========        ===========

     The accompanying notes to financial statements are an integral part of these balance sheets.

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                            STATEMENTS OF OPERATIONS

                                                                                For the Cumulative
                                                                                   Period From
                                                                                    Inception
                                                    For the Year Ended          (February 2, 1996)
                                                       December 31,               to December 31,
                                              ------------------------------    ------------------
                                                 1998               1997               1998
                                              -----------        -----------        -----------
REVENUES                                      $        --        $        --        $        --
                                              -----------        -----------        -----------
EXPENSES:
  Officers' salaries                              264,000            110,000            451,000
  General and administrative                      195,681            246,703            478,693
                                              -----------        -----------        -----------
    Total operating expenses                      459,681            356,703            929,693

INTEREST INCOME                                   259,221             58,656            318,742
                                              -----------        -----------        -----------

    Net loss                                  $  (200,460)       $  (298,047)       $  (610,951)
                                              ===========        ===========        ===========
BASIC AND DILUTED LOSS PER COMMON SHARE       $     (0.08)       $     (0.17)       $      (.31)
                                              ===========        ===========        ===========
WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                            2,657,202          1,789,735          1,994,367
                                              ===========        ===========        ===========

      The accompanying notes to financial statements are an integral part of these statements.

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                FOR THE PERIOD FROM INCEPTION (FEBRUARY 2, 1996)
                              TO DECEMBER 31, 1998


                                                                                                  Deficit
                                                                                                 Accumulated
                                                           Common Stock           Additional     During the
                                                    --------------------------      Paid-In      Development
                                                       Shares         Amount        Capital         Stage           Total
                                                    -----------    -----------    -----------    -----------     -----------
Sale of common stock to promoters                     1,124,000    $       112    $        --    $        --     $       112
Sale of common stock                                    368,000             37        183,963             --         184,000
Net loss for the period from inception
  (February 2, 1996) to December 31, 1996                    --             --             --       (112,444)       (112,444)
                                                    -----------    -----------    -----------    -----------     -----------
BALANCE, December 31, 1996                            1,492,000            149        183,963       (112,444)         71,668
Sale of common stock                                    145,000             15         72,486             --          72,501
Initial public offering of common stock, net          1,100,202            110      5,586,943             --       5,587,053
Redemption of common stock (Note 7)                     (80,000)            (8)       (39,992)            --         (40,000)
Net loss for the year ended December 31, 1997                --             --             --       (298,047)       (298,047)
                                                    -----------    -----------    -----------    -----------     -----------
BALANCE, December 31, 1997                            2,657,202            266      5,803,400       (410,491)      5,393,175
Net loss for the year ended December 31, 1998                --             --             --       (200,460)       (200,460)
                                                    -----------    -----------    -----------    -----------     -----------
BALANCE, December 31, 1998                            2,657,202    $       266    $ 5,803,400    $  (610,951)    $ 5,192,715
                                                    ===========    ===========    ===========    ===========     ===========

         The accompanying notes to financial statements are an integral part of these statements.

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                            STATEMENTS OF CASH FLOWS

                                                                                                        For the
                                                                                                      Cumulative
                                                                                                        Period
                                                                                                         From
                                                                                                       Inception
                                                                      For the Year Ended              (February 2,
                                                                         December 31,                   1996) to
                                                                ------------------------------        December 31,
                                                                   1998               1997               1998
                                                                -----------        -----------        -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                      $  (200,460)       $  (298,047)       $  (610,951)
  Adjustments to reconcile net loss to net cash used in
  operating activities-
    Depreciation                                                      1,826              2,598              4,636
    Interest on restricted short-term investments                  (207,941)           (48,690)          (256,631)
    Write-off of deferred registration costs                             --             35,000             35,000
    Changes in assets and liabilities:
      Increase in prepared expenses                                  (9,710)            (8,015)           (17,725)
      (Decrease) increase in accrued expenses                        (2,872)             6,632             17,878
      Decrease in accrued officers' salaries                             --            (44,000)                --
                                                                -----------        -----------        -----------
      Net cash used in operating activities                        (419,157)          (354,522)          (827,793)
                                                                -----------        -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of restricted short-term investments                         --         (4,560,069)        (4,560,069)
  Capital expenditures                                                   --            (20,714)           (23,894)
  Reimbursement for destroyed equipment                               1,589                 --              1,589
                                                                -----------        -----------        -----------
      Net cash provided by (used in) investing activities             1,589         (4,580,783)        (4,582,374)
                                                                -----------        -----------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock, net                            --          5,659,554          5,843,666
  Redemption of common stock                                             --            (40,000)           (40,000)
  Proceeds from officer loans                                            --             75,000             75,000
  Payment of officer loans                                               --            (75,000)           (75,000)
  Deferred registration costs                                            --                 --            (35,000)
                                                                -----------        -----------        -----------
      Net cash provided by financing activities                          --          5,619,554          5,768,666
                                                                -----------        -----------        -----------
      Net (decrease) increase in cash                              (417,568)           684,249            358,499
CASH AND CASH EQUIVALENTS, beginning of period                  $   776,067        $    91,818        $        --
                                                                -----------        -----------        -----------
CASH AND CASH EQUIVALENTS, end of period                        $   358,499        $   776,067        $   358,499
                                                                ===========        ===========        ===========

         The accompanying notes to financial statements are an integral part of these statements.

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

         1.       GENERAL

         Frost Hanna Capital Group, Inc. (the "Company") was formed on February 2, 1996 to seek to effect a merger, exchange of capital stock, asset acquisition or similar business combination (a "Business Combination") with an operating or development stage business (an "Acquired Business"). The Company is currently in the development stage and all efforts of the Company to date have been limited to organizational activities.

         As further discussed in Note 3, on October 16, 1997, the Company consummated an initial public offering of its securities (the "Offering").

         The Offering was a "blank check" offering. Blank check offerings are characterized by an absence of substantive disclosures related to the use of the net proceeds of the offering. Although substantially all of the net proceeds of the Offering are intended to be utilized to effect a Business Combination, the net proceeds are not being designated for any one specific purpose. Moreover, since the Company had not identified an acquisition target, investors in the Offering had virtually no substantive information available for advance consideration of any Business Combination.

         Upon completion of the Offering, 80% of the net proceeds therefrom were placed in an interest bearing escrow account (the "Escrow Fund"), subject to release upon the earlier of (i) written notification by the Company of its need for all or substantially all of the Escrow Fund for the purpose of implementing a Business Combination, or (ii) the exercise by certain shareholders of the Redemption Offer (as hereinafter defined). Any interest earned on the Escrow Fund shall remain in escrow and be used by the Company either (i) following a Business Combination in connection with the operations of an Acquired Business or (ii) in connection with the distribution to the shareholders through the exercise of the Redemption Offer or the liquidation of the Company. In the event the Company requires in excess of 20% of the net proceeds for operations, Messrs. Richard B. Frost, Chief Executive Officer and Chairman of the Board of Directors; and Mark J. Hanna, President and Director, have undertaken to waive their salaries prospectively until the consummation by the Company of a Business Combination. Investors' funds may be escrowed for an indefinite period of time following the consummation of the Offering. Further, there can be no assurances that the Company will ever consummate a Business Combination. In the event of the exercise of the Redemption Offer, investors may only recoup a portion of their investment. The Company currently has no plans in the event a Business Combination is not consummated by a certain date.

         The Company, prior to the consummation of any Business Combination, will submit such transaction to the Company's shareholders for their approval. In the event, however, that the holders of 30% or more of the shares of the Company's common stock sold in the Offering which are outstanding vote against approval of any Business Combination, the Company will not consummate such Business Combination. The shares of common stock sold in the Offering may sometimes be referred to as the "Public Shares" and the holders (whether current or future) of the Public Shares are referred to as "Public Shareholders". All of the officers and directors of the Company, who owned in the aggregate approximately 43.6% of the common stock outstanding as of December 31, 1998 and 1997, have agreed to vote their respective shares of common stock in accordance with the vote of the majority of the Public Shares with respect to any such Business Combination.

         At the time the Company seeks shareholder approval of any potential Business Combination, the Company will offer (the "Redemption Offer") to each of the Public Shareholders who vote against the proposed Business Combination and affirmatively request redemption, for a twenty (20) day period, to redeem all, but not a portion of, their Public Shares, at a per share price equal to the Company's liquidation value on the record date for determination of shareholders entitled to vote upon the proposal to approve such Business Combination (the "Record Date") divided by the number of Public Shares. The Company's liquidation value will be equal to the Company's book value, as determined by the Company, calculated as of the Record Date. In no event, however, will the Company's liquidation value be less than the Escrow Fund, inclusive of any net interest income thereon. If the holders of less than 30% of the Public Shares held by Public Shareholders elect to have their shares redeemed, the Company may, but will not be required to, proceed with such Business Combination. If the Company elects to so proceed, it will redeem the Public Shares, based upon the Company's liquidation value, from those Public Shareholders who affirmatively requested such redemption and who voted against the Business Combination. However, if the holders of 30% or more of the Public Shares held by Public Shareholders vote against approval of any potential Business Combination, the Company will not proceed with such Business Combination and will not redeem such Public Shares. If the Company determines not to pursue a Business Combination, even if the Public Shareholders of less than 30% of the Public Shares vote against approval of the potential Business Combination, no Public Shares will be redeemed.

         As a result of its limited resources, the Company will, in all likelihood, have the ability to effect only a single Business Combination. Accordingly, the prospects for the Company's success will be entirely dependent upon the future performance of a single business.

         The Company is in the development stage, has had no revenues to date and is entirely dependent upon the proceeds of the Offering to commence operations relating to selection of a prospective Acquired Business. The Company will not receive any revenues, other than interest income, until, at the earliest, the consummation of a Business Combination. In the event that the proceeds of the Offering prove to be insufficient for purposes of effecting a Business Combination, the Company will be required to seek additional financing. In the event no Business Combination is identified, negotiations are incomplete or no Business Combination has been consummated, and all of the proceeds of the Offering other than the Escrow Fund have been expended, the Company currently has no plans or arrangements with respect to the possible acquisition of additional financing which may be required to continue the operations of the Company. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

         The accompanying information has been prepared to conform with Rule 419 of the Securities and Exchange Commission, which was adopted to strengthen the regulation of securities offered by "blank check" companies. A blank check company is defined as (a) a development stage company that has no specific business plan or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company and (b) a company which issues securities that, among other things, (i) are not quoted in the NASDAQ system, or, (ii) in the case of a company which has been in continuous operation for less than three years, has net tangible assets of less than $5,000,000. Although the Company is a "blank check" company, it does not believe that Rule 419 is applicable to it in view of the fact that its net tangible assets exceed $5,000,000. Accordingly, investors in the Offering did not and do not receive the substantive protection provided by Rule 419.

         2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS

         The Company considers all investments with an original maturity of three months or less as of the date of purchase to be cash equivalents. As of December 31, 1998, the balance in the Escrow Fund was $4,816,700, at amortized cost which approximated fair value. The Escrow Fund is currently invested in United States government-backed short-term securities. The Company intends to hold the securities in the Escrow Fund to maturity.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standard ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of the fair value of certain financial instruments. Cash and cash equivalents, restricted short-term investments and accrued expenses are reflected in the financial statements at their approximate fair value.

         PROPERTY AND EQUIPMENT

         Property and equipment are carried at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets ranging from 3 to 5 years.

         INCOME TAXES

         The Company is in a loss position for both financial reporting and tax purposes. The Company follows SFAS No. 109, "Accounting for Income Taxes", which requires, among other things, recognition of future tax benefits measured at enacted rates attributable to deductible temporary differences between financial statement and income tax bases of assets and liabilities and to tax net operating loss carryforwards to the extent that realization of said benefits is more likely than not. The only item giving rise to such a deferred tax asset or liability is the loss carryforward as a result of the operating loss incurred for the period from inception (February 2, 1996) to December 31, 1998. However, due to the uncertainty of the Company's ability to generate income in the future, the deferred tax asset has been fully reserved.

         NEW ACCOUNTING PRONOUNCEMENTS

         In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 130, "Reporting Comprehensive Income" which is required to be adopted in fiscal 1998. This statement establishes standards to reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. This statement requires that an enterprise (a) classify items of other comprehensive income by their nature in financial statements and
(b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of statements of financial position. Comprehensive income is defined as the change in equity during the financial reporting period of a business enterprise resulting from nonowner sources. The Company has adopted SFAS 130. There is no impact from SFAS 130 as net income is equal to comprehensive income for all years presented.

         In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" which is required to be adopted in fiscal 1998. This statement requires that a public business enterprise report financial and descriptive information about its reportable operating segments including, among other things, a measure of segment profit or loss, certain specific revenue and expense items, and segment assets. The Company does not have operations for 1998. Accordingly, adoption of this standard will not have a material impact or require additional disclosure.

         In February 1998, SFAS 132 was issued by the FASB establishing accounting and reporting standards for pensions and other postretirement benefits. The Company does not have any pensions or other postretirement benefits. Accordingly, adoption of this standard will not affect the Company's financial position or results of operations.

         In June 1998, SFAS 133 was issued by the FASB establishing accounting and reporting standards for derivative instruments and hedging activities. The Company does not have any derivative instruments or use any hedging activities. Accordingly, adoption of this standard will not affect the Company's financial position or results of operations.

         3.       PUBLIC OFFERING OF SECURITIES

         In the Offering, which closed on October 16, 1997, the Company sold to the public 1,100,202 shares of its common stock, at a price of $6 per share. Net proceeds of the offering was $5,587,053.

         In connection with the Offering, the Company has sold to the underwriter, at an aggregate price of $110, warrants (the "Underwriter Options") to purchase up to 110,020 shares of the Company's common stock at an exercise price of $9.90 per share. The Underwriter Options are exercisable for a period of four years commencing October 16, 1998.

         The Company has accounted for the Underwriter Options issued in 1997 in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation", which applies to transactions with non-employees. In accordance with SFAS No. 123, the issuance of the Underwriter Options was recorded as a cost of the Offering.

         4.       COMMON STOCK

         The Company's Articles of Incorporation authorize the issuance of 100,000,000 shares of common stock. As of December 31, 1998, there is a minimum of 97,232,778 authorized but unissued shares of common stock available for issuance (after appropriate reserves for the issuance of common stock upon full exercise of the Underwriter Options). The Company's Board of Directors has the power to issue any or all of the authorized but unissued common stock without shareholder approval. The Company currently has no commitments to issue any shares of common stock other than as described in the Offering, however; the Company will, in all likelihood, issue a substantial number of additional shares in connection with a Business Combination. To the extent that additional shares of common stock are issued, dilution of the interests of the Company's shareholders participating in the Offering may occur.

         5.       RELATED-PARTY TRANSACTIONS

         The Company has obtained $1,000,000 "key man" term policies insuring each of the lives of Messrs. Frost and Hanna. In connection with the purchase of such policies, The Marshal E. Rosenberg Organization, Inc., a firm affiliated with Dr. Rosenberg, a Vice President, Treasurer and Director of the Company received payments of approximately $5,624 and $4,464 during 1998 and 1997.

         The Company uses the accounting firm of Freeman, Buzyner, & Gero for its general accounting and bookkeeping services. Alan Freemen, managing partner, was elected to the Board of Directors of the Company in July 1998. The Company has paid Freeman, Buzyner, & Gero $5,000 in both 1998 and 1997 for accounting services.

         During 1997, certain directors of the Company made unsecured, noninterest bearing loans totaling $75,000 to the Company for operating expenses. These loans were repaid in 1997 from the proceeds of the Offering.

         6.       COMMITMENTS AND CONTINGENCIES

         The Company entered into employment agreements with Messrs. Frost and Hanna commencing on September 15, 1996 and requiring monthly salaries of $10,000 each plus monthly nonaccountable expense allowances of $1,000 each. The deferred amounts due to Messrs. Frost and Hanna for the period from inception (February 2, 1996) to the date of closing of the public offering were paid upon the closing.

         The Company shall reimburse its officers and directors for any accountable reasonable expenses incurred in connection with activities on behalf of the Company. There is no limit on the amount of such reimbursable expenses, and there will be no review of the reasonableness of such expenses by anyone other than the Board of Directors, all of the members of which are officers.

         Commencing on January 15, 1997, the Company moved its executive offices to a new location pursuant to a three-year lease agreement at an approximate cost per month of $3,291.

         7.       REDEMPTION OF COMMON STOCK

         In June 1997, the Company redeemed, at the original purchase price, 80,000 shares of its common stock from a third party.

         8.       SUBSEQUENT EVENT (UNAUDITED)

         The Company is in proceedings to obtain stockholders approval to adopt an Agreement and Plan of Merger dated as of May 27, 1999 (the "Merger Agreement") among the Company, FHGB Acquisition Corporation ("FHGB"), a New York corporation and wholly-owned subsidiary of the Company and Gaines Berland, Inc., a New York corporation, G-Trade Capital Corp., a New York corporation and wholly-owned subsidiary of Gaines Berland, and Gaines Berland Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Gaines Berland (collectively, "Gaines Berland").

         The Merger Agreement provides that FHGB will merge with and into Gaines Berland, with Gaines Berland being the surviving corporation in the transaction (the "Merger") as a wholly-owned subsidiary of the Company, and the separate existence of FHGB will cease. The Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of New York. It is anticipated that such filing will be made within fifteen days after all of the conditions precedent to the Merger Agreement have been satisfied or waived.

         Under the terms of the Merger Agreement, Gaines Berland shareholders have the right to receive (subject to certain adjustments) 21,917 shares of the Company's common stock in exchange for each share of Gaines Berland common stock (the "Common Stock Conversion") held by them at the effective date of the Merger (the "Effective Date"), not to exceed 16,000,000 shares of the Company's common stock. Each share of FHGB's common stock issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger, automatically be converted into one share of the Company's common stock. None of the shares of the Company's common stock currently outstanding will be converted or otherwise modified in the Merger and all of such shares will continue to be outstanding capital stock of the Company after the Effective Date.

         The Merger Agreement may be terminated by the Company and/or Gaines Berland under certain circumstances. If the Merger Agreement is terminated by Gaines Berland because one or more of the representations made by the Company in the Merger Agreement is not accurate or because the Company has breached any covenant set forth in the Merger Agreement, then the Company must pay Gaines Berland a fee equal to $250,000. If the Merger Agreement is terminated by the Company because one or more of the representations made by Gaines Berland in the Merger Agreement is not accurate or because Gaines Berland has breached any covenant set forth in the Merger Agreement, then Gaines Berland must pay the Company a fee equal to $250,000. If the Merger Agreement is terminated by Gaines Berland because the Company fails to obtain the required shareholder vote for the approval of the Merger due to the fact that the Company`s Board of Directors withdrew its recommendation for the Merger in order to satisfy its fiduciary duty to its shareholders, the Company must pay Gaines Berland a fee equal to $100,000.

         In the event that the net Escrow Fund of the Company is less than $4,500,000 at the Effective Date, then Gaines Berland may elect to (i) terminate the Merger or (ii) determine a new Common Stock Conversion ratio to be adjusted to the nearest lower whole number by multiplying it by a fraction, the number of which is $4,500,000 and the denominator of which is the net Escrow Fund.

         At a pending special meeting of the Company's stockholders, the stockholders will be requested (i) to consider and vote upon (A) a proposal to amend the Articles of Incorporation to charge the Company's name to "G-Trade Capital Holdings Corp.", (B) a proposal to amend the Company's Articles of Incorporation to provide for an authorized class of preferred stock consisting of 2,000,000 shares, par value $.0001 per share, with rights, preferences and designations of such shares to be determined by the Board of Directors, (C) a proposal to elect six members of the Company's Board of Directors, such members to hold office commencing on the Effective Date of the Merger and until the next annual meeting of stockholders, (D) a proposal to approve the Frost Hanna 1999 Performance Equity Plan, (E) a proposal to approve the Frost Hanna Annual Incentive Bonus Plan and (F) a proposal to approve the Frost Hanna Special Performance Incentive Plan and

(ii) to transact any other business that may properly come before the special meeting, or any adjournment or postponement thereof. Approval of the aforesaid proposals will only be deemed to be effective if the Merger is consummated.

         The Merger Agreement provides that, whether or not the Merger is consummated, all expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses. The Merger Agreement also provides that the Company shall issue 150,000 restricted shares of the Company's common stock to Harter Financial, Inc., a New York corporation in the business of providing diversified consulting services related to mergers and acquisitions, for certain services provided in connection with the Merger.

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                            CONDENSED BALANCE SHEETS

                                                                March 31,         December 31,
                                                                  1999               1998
                                                               -----------        -----------
                                                               (Unaudited)
                                   ASSETS
CURRENT ASSETS:
  Cash and cash equivalents, including interest
    bearing amounts of $232,640 in 1999 and
    $345,468 in 1998                                           $   262,187        $   358,499
  Restricted short-term investments                              4,862,391          4,816,700
  Prepaid expenses                                                   4,253             17,725
                                                               -----------        -----------

    Total current assets                                         5,128,831          5,192,924

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation of $6,064 in 1999 and $4,239 in 1998                 15,844             17,669
                                                               -----------        -----------
    Total assets                                               $ 5,144,675        $ 5,210,593
                                                               ===========        ===========

                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accrued expenses                                             $    18,306        $    17,878
                                                               -----------        -----------

COMMITMENTS AND CONTINGENCIES (Notes 1, 5 and 6)

STOCKHOLDERS' EQUITY:
  Common stock, $.0001 par value, 100,000,000
    shares authorized, 2,657,202 shares
    issued and outstanding in 1999 and 1998                            266                266
  Additional paid-in capital                                     5,803,400          5,803,400
  Deficit accumulated during development stage                    (677,297)          (610,951)
                                                               -----------        -----------

    Total stockholders' equity                                   5,126,369          5,192,715
                                                               -----------        -----------

    Total liabilities and stockholders' equity                 $ 5,144,675        $ 5,210,593
                                                               ===========        ===========

    The accompanying notes to condensed financial statements are in integral part of these balance sheets.

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                       CONDENSED STATEMENTS OF OPERATIONS

                                   (UNAUDITED)


                                                                           For the
                                                                         Cumulative
                                                                         Period From
                                                                          Inception
                                     For the Three Months Ended          (February 2,
                                            March 31,                      1996) to
                                   ------------------------------         March 31,
                                       1999               1998               1999
                                   -----------        -----------        -----------
REVENUES                           $        --        $        --        $        --
                                   -----------        -----------        -----------
EXPENSES:
  Officers' salaries                    66,000             66,000            517,000
  General and administrative            54,975             38,896            533,668
                                   -----------        -----------        -----------
    Total operating expenses           120,975            104,896          1,050,668
                                   -----------        -----------        -----------

INTEREST INCOME                         54,629             65,593            373,371
                                   -----------        -----------        -----------

    Net loss                       $   (66,346)       $   (39,303)       $  (677,297)
                                   ===========        ===========        ===========

BASIC AND DILUTED LOSS PER
  COMMON SHARE                     $     (0.02)       $     (0.01)       $     (0.33)
                                   ===========        ===========        ===========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING          2,657,202          2,657,202          2,046,241
                                   ===========        ===========        ===========

    The accompanying notes to condensed financial statements are an integral part of these balance sheets.

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                   (UNAUDITED)


                                                                                                  For the
                                                                                                 Cumulative
                                                                                                 Period From
                                                                                                  Inception
                                                             For the Three Months Ended           (February
                                                                     March 31,                   2, 1996) to
                                                           ------------------------------         March 31,
                                                              1999                1998              1999
                                                           -----------        -----------        -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                 $   (66,346)       $   (39,303)       $  (677,297)
  Adjustments to reconcile net loss to net cash used
  in operating activities-
    Depreciation                                                 1,825              1,826              6,461
    Interest accretion on restricted short-term
      investments                                              (45,691)           (50,776)          (302,322)
    Write-off of deferred registration costs                        --                 --             35,000
    Loss on disposal of fixed assets                                --              1,589              1,589
    Changes in assets and liabilities:
    Increase in prepaid expenses                                13,472                 --             (4,253)
    Increase in accrued expenses                                   428                420             18,306
                                                           -----------        -----------        -----------
      Net cash used in operating activities                    (96,312)           (86,244)          (922,516)
                                                           -----------        -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of restricted short-term investments                    --                 --         (4,560,069)
  Capital expenditures                                              --                 --            (23,894)
                                                           -----------        -----------        -----------

      Net cash used in investing activities                         --                 --         (4,583,963)
                                                           -----------        -----------        -----------

                                   (Continued)

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                   (UNAUDITED)

                                   (Continued)


                                                                                            For the
                                                                                           Cumulative
                                                                                           Period From
                                                                                            Inception
                                                       For the Three Months Ended          (February 2,
                                                              March 31,                     1996) to
                                                     ------------------------------         March 31,
                                                        1999               1998                1999
                                                     -----------        -----------        -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock, net        $        --        $        --        $ 5,843,666
  Redemption of common stock                                  --                 --            (40,000)
  Proceeds from officer loans                                 --                 --             75,000
  Payment of officer loans                                    --                 --            (75,000)
  Deferred registration costs                                 --                 --            (35,000)
                                                     -----------        -----------        -----------

    Net cash provided by financing activities                 --                 --          5,768,666
                                                     -----------        -----------        -----------

    Net (decrease) increase in cash                      (96,312)           (86,244)           262,187

CASH AND CASH EQUIVALENTS, beginning of period           358,499            776,067                 --
                                                     -----------        -----------        -----------

CASH AND CASH EQUIVALENTS, end of period             $   262,187        $   689,823        $   262,187
                                                     ===========        ===========        ===========

    The accompanying notes to condensed financial statements are an integral part of these statements.

                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

1.       GENERAL

         Frost Hanna Capital Group, Inc. (the "Company") was formed on February 2, 1996 to seek to effect a merger, exchange of capital stock, asset acquisition or similar business combination (a "Business Combination") with an operating or development stage business (an "Acquired Business"). The Company is currently in the development stage and all efforts of the Company to date have been limited to organizational activities.

         As further discussed in Note 3, on October 16, 1997, the Company consummated an initial public offering of its securities (the "Offering").

         The Offering was considered a "blank check" offering. Blank check offerings are characterized by an absence of substantive disclosures related to the use of the net proceeds of the offering. Although substantially all of the net proceeds of the Offering are intended to be utilized to effect a Business Combination, the net proceeds are not being designated for any one specific purpose. Moreover, since the Company has not yet identified an acquisition target, investors in the Offering will have virtually no substantive information available for advance consideration of any Business Combination.

         Upon completion of the Offering, 80% of the net proceeds therefrom were placed in an interest bearing escrow account (the "Escrow Fund"), subject to release upon the earlier of (i) written notification by the Company of its need for all or substantially all of the Escrow Fund for the purpose of implementing a Business Combination, or (ii) the exercise by certain shareholders of the Redemption Offer (as hereinafter defined). Any interest earned on the Escrow Fund shall remain in escrow and be used by the Company either (i) following a Business Combination in connection with the operations of an Acquired Business or (ii) in connection with the distribution to the shareholders through the exercise of the Redemption Offer or the liquidation of the Company. In the event the Company requires in excess of 20% of the net proceeds for operations, Messrs. Richard B. Frost, Chief Executive Officer and Chairman of the Board of Directors; and Mark J. Hanna, President and Director, have undertaken to waive their salaries prospectively until the consummation by the Company of a Business Combination. Investors' funds may be escrowed for an indefinite period of time following the consummation of the Offering. Further, there can be no assurances that the Company will ever consummate a Business Combination. In the event of the exercise of the Redemption Offer, investors may only recoup a portion of their investment. The Company currently has no expectation with regard to the Company's plans in the event a Business Combination is not consummated by a certain date.

         The Company, prior to the consummation of any Business Combination, will submit such transaction to the Company's shareholders for their approval. In the event, however, that the holders of 30% or more of the shares of the Company's common stock sold in the Offering which are outstanding vote against approval of any Business Combination, the Company will not consummate such Business Combination. The shares of common stock sold in the Offering may sometimes be referred to as the "Public Shares" and the holders (whether current or future) of the Public Shares are referred to as "Public Shareholders". All of the officers and directors of the Company, who owned in the aggregate approximately 43.6% of the common stock outstanding prior to the Offering, have agreed to vote their respective shares of common stock in accordance with the vote of the majority of the Public Shares with respect to any such Business Combination.

         At the time the Company seeks shareholder approval of any potential Business Combination, the Company will offer (the "Redemption Offer") to each of the Public Shareholders who vote against the proposed Business Combination and affirmatively request redemption, for a twenty (20) day period, to redeem all, but not a portion of, their Public Shares, at a per share price equal to the Company's liquidation value on the record date for determination of shareholders entitled to vote upon the proposal to approve such Business Combination (the "Record Date") divided by the number of Public Shares. The Company's liquidation value will be equal to the Company's book value, as determined by the Company, calculated as of the Record Date. In no event, however, will the Company's liquidation value be less than the Escrow Fund, inclusive of any net interest income thereon. If the holders of less than 30% of the Public Shares held by Public Shareholders elect to have their shares redeemed, the Company may, but will not be required to, proceed with such Business Combination. If the Company elects to so proceed, it will redeem the Public Shares, based upon the Company's liquidation value, from those Public Shareholders who affirmatively requested such redemption and who voted against the Business Combination. However, if the holders of 30% or more of the Public Shares held by Public Shareholders vote against approval of any potential Business Combination, the Company will not proceed with such Business Combination and will not redeem such Public Shares. If the Company determines not to pursue a Business Combination, even if the Public Shareholders of less than 30% of the Public Shares vote against approval of the potential Business Combination, no Public Shares will be redeemed.

         As a result of its limited resources, the Company will, in all likelihood, have the ability to effect only a single Business Combination. Accordingly, the prospects for the Company's success will be entirely dependent upon the future performance of a single business.

         The Company is in the development stage, has had no revenues to date and is entirely dependent upon the proceeds of the Offering to commence operations relating to selection of a prospective Acquired Business. The Company will not receive any revenues, other than interest income, until, at the earliest, the consummation of a Business Combination. In the event that the proceeds of the Offering prove to be insufficient for purposes of effecting a Business Combination, the Company will be required to seek additional financing. In the event no Business Combination is identified, negotiations are incomplete or no Business Combination has been consummated, and all of the proceeds of the Offering other than the Escrow Fund have been expended, the Company currently has no plans or arrangements with respect to the possible acquisition of additional financing which may be required to continue the operations of the Company. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

         The accompanying information has been prepared to conform with Rule 419 of the Securities and Exchange Commission, which was adopted to strengthen the regulation of securities offered by "blank check" companies. A blank check company is defined as (a) a development stage company that has no specific business plan or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company and (b) a company which issues securities that, among other things, (i) are not quoted in the NASDAQ system, or, (ii) in the case of a company which has been in continuous operation for less than three years, has net tangible assets of less than $5,000,000. Although the Company is a "blank check" company, it does not believe that Rule 419 is applicable to it in view of the fact that its net tangible assets exceed $5,000,000. Accordingly, investors in the Offering did not and do not receive the substantive protection provided by Rule 419. Additionally, there can be no assurance that the United States Congress will not enact legislation which will prohibit or restrict the sale of securities of "blank check" companies.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         INTERIM FINANCIAL STATEMENTS

         In management's opinion, the accompanying unaudited interim financial statements of the Company contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position of the Company as of March 31, 1999, and the results of operations for the three months ended March 31, 1999 and 1998 and cash flows for the three months ended March 31, 1999 and 1998. The results of operations for the three months ended March 31, 1999 are not necessarily indicative of the results of operations or cash flows which may be reported for the remainder of 1999.

         ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         RECENT ACCOUNTING PRONOUNCEMENTS

         In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 130, "Reporting Comprehensive Income" which establishes standards for reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income is defined as the change in equity during the financial reporting period of a business enterprise resulting from nonowner sources. The Company has adopted SFAS 130. There is no impact from SFAS 130 as net income is equal to comprehensive income for all years presented.

         In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" which requires that a public business enterprise report financial and descriptive information about its reportable operating segments including, among other things, a measure of segment profit or loss, certain specific revenue and expense items, and segment assets. Adoption of this standard did not have a material impact or require additional disclosure.

         In February 1998, SFAS 132 was issued by the FASB establishing accounting and reporting standards for pensions and other postretirement benefits. The Company does not have any pensions or other postretirement benefits. Accordingly, adoption of this standard will not affect the Company's financial position or results of operations.

         In June 1998, SFAS 133 was issued by the FASB establishing accounting and reporting standards for derivative instruments and hedging activities. The Company does not have any derivative instruments or use any hedging activities. Accordingly, adoption of this standard will not affect the Company's financial position or results of operations.

3.       PUBLIC OFFERING OF SECURITIES

         In the Offering, which closed on October 16, 1997, the Company sold to the public 1,100,202 shares of its common stock, at a price of $6 per share. Net proceeds totaled $5,587,053.

         In connection with the Offering, the Company has sold to the underwriter, at an aggregate price of $110, warrants (the "Underwriter Options") to purchase up to 110,020 shares of the Company's common stock at an exercise price of $9.90 per share. The Underwriter Options are exercisable for a period of four years commencing October 16, 1998.

         The Company has accounted for the Underwriter Options issued in 1997 in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation", which applies to transactions with non-employees. In accordance with SFAS No. 123, the issuance of the Underwriter Options was recorded as a cost of the Offering.

4.       COMMON STOCK

         The Company's Articles of Incorporation authorize the issuance of 100,000,000 shares of common stock. As of March 31, 1998, there is a minimum of 97,232,778 (unaudited) authorized but unissued shares of common stock available for issuance (after appropriate reserves for the issuance of common stock upon full exercise of the Underwriter Options). The Company's Board of Directors has the power to issue any or all of the authorized but unissued common stock without shareholder approval. The Company currently has no commitments to issue any shares of common stock other than as described in the Offering; however, the Company will, in all likelihood, issue a substantial number of additional shares in connection with a Business Combination. To the extent that additional shares of common stock are issued, dilution of the interests of the Company's shareholders participating in the Offering may occur.

         In June 1997, the Company redeemed, at the original purchase price, 80,000 shares of its common stock from a third party.

5.       COMMITMENTS AND CONTINGENCIES

         The Company entered into employment agreements with Messrs. Frost and Hanna commencing on September 15, 1996 and requiring monthly salaries of $10,000 each plus monthly nonaccountable expense allowances of $1,000 each. The deferred amounts due to Messrs. Frost and Hanna for the period from inception (February 2, 1996) to the date of closing of the public offering were paid upon the closing.

         The Company shall reimburse its officers and directors for any accountable reasonable expenses incurred in connection with activities on behalf of the Company. There is no limit on the amount of such reimbursable expenses, and there will be no review of the reasonableness of such expenses by anyone other than the Board of Directors, all of the members of which are officers.

         Commencing on January 15, 1997, the Company moved its executive offices to a new location pursuant to a three-year lease agreement at an approximate cost per month of $3,291.

6.       SUBSEQUENT EVENT

         The Company is in proceedings to obtain stockholders approval to adopt an Agreement and Plan of Merger dated as of May 27, 1999 (the "Merger Agreement") among the Company, FHGB Acquisition Corporation ("FHGB"), a New York corporation and wholly-owned subsidiary of the Company and Gaines Berland, Inc., a New York corporation, G-Trade Capital Corp., a New York corporation and wholly-owned subsidiary of Gaines Berland, and Gaines Berland Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Gaines Berland (collectively, "Gaines Berland").

         The Merger Agreement provides that FHGB will merge with and into Gaines Berland, with Gaines Berland being the surviving corporation in the transaction (the "Merger") as a wholly-owned subsidiary of the Company, and the separate existence of FHGB will cease. The Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of New York. It is anticipated that such filing will be made within fifteen days after all of the conditions precedent to the Merger Agreement have been satisfied or waived.

         Under the terms of the Merger Agreement, Gaines Berland shareholders have the right to receive (subject to certain adjustments) 21,917 shares of the Company's common stock in exchange for each share of Gaines Berland common stock held (the Common Stock Conversions") by them at the effective date of the Merger (the "Effective Date"), not to exceed 16,000,000 shares of the Company's common stock. Each share of FHGB's common stock issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger, automatically be converted into one share of the Company's common stock. None of the shares of the Company's common stock currently outstanding will be converted or otherwise modified in the Merger and all of such shares will continue to be outstanding capital stock of the Company after the Effective Date.

         The Merger Agreement may be terminated by the Company and/or Gaines Berland under certain circumstances. If the Merger Agreement is terminated by Gaines Berland because one or more of the representations made by the Company in the Merger Agreement is not accurate or because the Company has breached any covenant set forth in the Merger Agreement, then the Company must pay Gaines Berland a fee equal to $250,000. If the Merger Agreement is terminated by the Company because one or more of the representations made by Gaines Berland in the Merger Agreement is not accurate or because Gaines Berland has breached any covenant set forth in the Merger Agreement, then Gaines Berland must pay the Company a fee equal to $250,000. If the Merger Agreement is terminated by Gaines Berland because the Company fails to obtain the required shareholder vote for the approval of the Merger due to the fact that the Company`s Board of Directors withdrew its recommendation for the Merger in order to satisfy its fiduciary duty to its shareholders, the Company must pay Gaines Berland a fee equal to $100,000.

         In the event that the net Escrow Fund of the Company is less than $4,500,000 at the Effective Date, then Gaines Berland may elect to (i) terminate the Merger or (ii) determine a new Common Stock Conversion ration to be adjusted to the nearest lower whole number by multiplying it by a fraction, the number of which is $4,500,000 and the denominator of which is the net Escrow Fund.

         At a pending special meeting of the Company's stockholders, the stockholders will be requested (i) to consider and vote upon (A) a proposal to amend the Articles of Incorporation to charge the Company's name to "G-Trade Capital Holdings Corp.", (B) a proposal to amend the Company's Articles of Incorporation to provide for an authorized class of preferred stock consisting of 2,000,000 shares, par value $.0001 per share, with rights, preferences and designations of such shares to be determined by the Board of Directors, (C) a proposal to elect six members of the Company's Board of Directors, such members to hold office commencing on the Effective Date of the Merger and until the next annual meeting of stockholders, (D) a proposal to approve the Frost Hanna 1999 Performance Equity Plan, (E) a proposal to approve the Frost Hanna Annual Incentive Bonus Plan and (F) a proposal to approve the Frost Hanna Special Performance Incentive Plan and (ii) to transact any other business that may properly come before the special meeting, or any adjournment or postponement thereof. Approval of the aforesaid proposals will only be deemed to be effective if the Merger is consummated.

         The Merger Agreement provides that, whether or not the Merger is consummated, all expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses. The Merger Agreement also provides that the Company shall issue 150,000 restricted shares of the Company's common stock to Harter Financial, Inc., a New York corporation in the business of providing diversified consulting services related to mergers and acquisitions, for certain services provided in connection with the Merger.

                           GOLDSTEIN GOLUB KESSLER LLP
                  Certified Public Accountants and Consultants


INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Gaines, Berland Inc.

We have audited the accompanying statement of financial condition of Gaines, Berland Inc. as of August 31, 1998, and the related statements of income, changes in stockholders' equity, changes in subordinated borrowing, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gaines, Berland Inc. as of August 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

October 7, 1998


          1185 Avenue of the Americas Suite 500 New York, NY 10036-2602
                  TEL 212 372 1800 FAX 212 372 1801 www.ggk.com

                            Lerner, Sipkin & Company
                          Certified Public Accountants
                          40 Rector Street, Suite 1620
                               New York, NY 10006

Telephone (212) 571-0064                                Facsimile (212) 571-0074

                          INDEPENDENT AUDITORS' REPORT

To the Officers and Directors of
Gaines, Berland Inc.
6900 Jericho Turnpike
Syosset, NY 11791

Gentlemen:

We have audited the accompanying statement of financial condition of Gaines, Berland Inc. as of August 31, 1997, and the related statements of income (loss), changes in stockholders' equity, and cash flows for the year then ended and the year ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gaines, Berland Inc. as of August 31, 1997, and the results of its operations and its cash flows for the year then ended and the year then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                          /s/ Lerner, Sipkin & Co., CPAs
                                       -------------------------------------
                                            Lerner, Sipkin & Co., CPAs
                                         Certified Public Accountants (NY)

New York, NY
October 28, 1997

                              GAINES, BERLAND INC.
                        Statements of Financial Condition

                                                                                  August 31,
                                                                      -------------------------------           May 31,
                                                                          1998               1997                1999
                                                                      ------------       ------------        ------------
                                                                                                              (Unaudited)
ASSETS
  Cash                                                                $    513,000       $    227,000        $     50,000
  Receivable from clearing broker                                        9,433,000          9,580,000          11,611,000
  Securities owned, at market value                                      2,537,000          7,305,000           5,464,000
  Stock subscriptions receivable                                         3,193,000                -                   -
  Loan receivable                                                          359,000            378,000             294,000
  Office furniture, equipt. & leaseholds                                 3,039,000          2,990,000           2,586,000
  Deferred tax assets                                                      550,000                -               736,000
  Other assets                                                             214,000            220,000             301,000
                                                                      ------------       ------------        ------------
  Total assets                                                        $ 19,838,000       $ 20,700,000        $ 21,042,000
                                                                      ============       ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  LIABILITIES:
  Securities sold, not yet purchased, at market value                 $  2,886,000       $  6,198,000        $  5,608,000
  Commissions payable                                                      900,000          3,000,000           1,885,000
  Income taxes payable                                                   2,334,000          2,725,000             569,000
  Note Payable                                                             833,000                -                83,000
  Accrued expenses and other liabilities                                 3,313,000          2,063,000           2,964,000
                                                                      ------------       ------------        ------------
                                                                        10,266,000         13,986,000          11,109,000
  Subordinated liabilities                                               1,000,000          1,000,000           1,000,000
                                                                      ------------       ------------        ------------
  Total liabilities                                                     11,266,000         14,986,000          12,109,000
                                                                      ------------       ------------        ------------

  Stockholders' equity:
  Common                                                                       -                  -                   -
    $.01 stated value; 1,000 shares authorized; 782, 664 and 730 issued, respectively; 768, 536 and 730 shares outstanding, respectively
  Additional paid-in capital                                             3,295,000          1,002,000           3,114,000
  Retained earnings                                                      5,277,000          4,925,000           5,819,000

  Less: Subscription receivable                                                -                  -                   -
    Treasury stock-cost                                                        -             (213,000)                -
                                                                      ------------       ------------        ------------

  Total Stockholders' equity                                             8,572,000          5,714,000           8,933,000
                                                                      ------------       ------------        ------------
  Total liabilities & stockholders' equity                            $ 19,838,000       $ 20,700,000        $ 21,042,000
                                                                      ============       ============        ============


                 See accompanying notes to financial statements.

                              GAINES, BERLAND INC.
                              Statements of Income

                                                   Year Ended August 31,             Nine months ended May 31,
                                               -----------------------------       -----------------------------
                                                   1998              1997              1999              1998
                                               -----------       -----------       -----------       -----------
                                                                                   (Unaudited)       (Unaudited)
REVENUES:
  Commissions                                  $48,407,000       $51,851,000       $41,122,000       $41,441,000
  Investment banking                             4,795,000         3,281,000         1,120,000         2,718,000
  Principal transactions                         3,618,000         6,221,000         2,654,000         2,642,000
  Interest                                         927,000           779,000           644,000           687,000
  Other                                            148,000           223,000            43,000           110,000
                                               -----------       -----------       -----------       -----------
  Total revenues                                57,895,000        62,355,000        45,583,000        47,598,000
                                               -----------       -----------       -----------       -----------

EXPENSES:
  Compensation and benefits                     40,500,000        41,276,000        30,956,000        33,793,000
  Occupancy and equipment                        2,852,000         2,031,000         1,741,000         2,095,000
  Communications                                 2,506,000         2,296,000         1,873,000         1,739,000
  Brokerage, clearing and exchange fees          1,948,000         1,582,000         1,418,000         1,490,000
  Business development                           1,505,000         1,524,000           664,000         1,065,000
  Professional fees                                465,000           566,000           990,000           308,000
  Loss on disposal of fixed assets                       0                 0           257,000                 0
  Other                                         7,332,0000         5,604,000         6,639,000         5,743,000
                                               -----------       -----------       -----------       -----------
  Total expenses                                57,108,000        54,879,000        44,538,000        46,233,000
                                               -----------       -----------       -----------       -----------

Income before provision for income taxes           787,000         7,476,000         1,045,000         1,365,000

Provision for income taxes                         435,000         3,298,000           503,000           682,000

                                               -----------       -----------       -----------       -----------
Net income                                     $   352,000       $ 4,178,000       $   542,000       $   683,000
                                               ===========       ===========       ===========       ===========

Net income per common share                    $       675       $     8,423       $       715       $     1,289
                                               ===========       ===========       ===========       ===========

                 See accompanying notes to financial statements.

                              GAINES, BERLAND INC.
                  Statements of Changes in Stockholders' Equity
                    For the Three Years Ended August 31, 1998


                                     Common Stock       Additional                  Treasury Stock
                                  -----------------       Paid-in     Retained    ------------------
                                  Shares     Amount       Capital     Earnings    Shares     Amount       TOTAL
                                  ------     ------     ----------   ----------   ------    ---------  -----------
Balance at August 31, 1995          579      $   --     $  676,000   $  299,000    (128)    (213,000)     762,000
Net income                           --          --             --      448,000      --           --      448,000
Sale of stock                         5          --         15,000           --      --           --       15,000
                                   ----      ------     ----------   ----------   -----    ---------    ---------
Balance at August 31, 1996          584          --        691,000      747,000    (128)    (213,000)   1,225,000
Net income                           --          --             --    4,178,000      --           --    4,178,000
Purchase and retirement of stock    (10)         --        (37,000)           --     --           --      (37,000)
Sale of stock                        90          --        348,000           --      --           --      348,000
                                   ----      ------     ----------   ----------   -----    ---------    ---------
Balance at August 31, 1997          664          --      1,002,000    4,925,000    (128)    (213,000)   5,714,000
Net income                           --          --             --      352,000      --           --      352,000
Purchase of treasury stock           --          --             --           --    (104)  (1,234,000)  (1,234,000)
Sale of stock                       118          --      2,508,000           --     232    1,447,000    3,955,000
                                   ----      ------     ----------   ----------   -----    ---------    ---------
Balance at August 31, 1998          782      $    8     $3,510,000   $5,277,000      --           --    8,787,000
                                   ====      ======     ==========   ==========   =====    =========    =========

                See accompanying notes to financial statements.

                              GAINES, BERLAND INC.
                  Statement of Changes in Stockholders' Equity
                     For the Nine Months Ended May 31, 1999

                                   (Unaudited)

                                     Common Stock       Additional                  Treasury Stock
                                  -----------------       Paid-in     Retained    ------------------
                                  Shares     Amount       Capital     Earnings    Shares     Amount       TOTAL
                                  ------     ------     ----------   ----------   ------    ---------  -----------
Balance at August 31, 1998          782      $    8     $3,510,000   $5,277,000      --           --   $8,787,000
Net income                                                              542,000                           542,000
Purchase and retirement of
stock                               (38)                  (238,000)                                      (238,000)
Cancellation of Stock
subscriptions                       (19)                  (215,000)                                      (215,000)
Sale of stock                         5                     57,000                                         57,000
                                   ----      ------     ----------   ----------   -----    ---------   ----------
Balance at May 31, 1999             730                  3,114,000    5,819,000      --           --    8,933,000
                                   ====      ======     ==========   ==========   =====    =========   ==========

                 See accompanying notes to Financial Statements

                              GAINES, BERLAND INC.
                             Statement of Cash Flows

                                                                 Year ended August 31,
                                                              --------------------------    Nine months ended
                                                                  1998           1997         May 31, 1999
                                                              -----------    -----------    -----------------
                                                                                               (Unaudited)
Cash flows from operating activities:
  Net income                                                  $   352,000    $ 4,178,000    $   542,000
  Adjustments to reconcile net income to net
  cash provided by (used in) operating activities:
    Depreciation and amortization                                 553,000        588,000        447,000
    Deferred income taxes                                      (2,512,000)             -       (186,000)
    Loss on disposal of fixed assets                                    -              -        257,000
    Decrease (increase) in operating assets:
      Receivable from clearing broker                             147,000     (5,055,000)    (2,178,000)
      Securities owned, at market value                         4,768,000     (6,753,000)    (2,927,000)
      Loan receivable                                              19,000        175,000         65,000
      Other assets                                                  6,000       (462,000)       (87,000)
    (Decrease) increase in operating liabilities:
      Securities sold, not yet purchased, at market value      (3,312,000)     6,022,000      2,722,000
      Commissions payable                                      (2,100,000)        55,000        985,000
      Income taxes payable                                      1,571,000      2,396,000     (1,765,000)
      Accrued expenses and other liabilities                    1,250,000      1,462,000       (349,000)
                                                              -----------    -----------    -----------
        Net cash provided by (used in) operating activities       742,000      2,606,000     (2,474,000)
                                                              -----------    -----------    -----------

Cash flows form investing activities:
  Purchase of fixed assets                                       (602,000)    (2,814,000)      (258,000)
  Sale of fixed assets                                                  -              -          7,000
                                                              -----------    -----------    -----------
        Net cash used in investing activities                    (602,000)    (2,814,000)      (251,000)
                                                              -----------    -----------    -----------

Cash flows from financing activities:
  Sale of common stock                                            547,000        348,000         57,000
  Subscriptions received                                                -              -      3,193,000
  Purchase of common stock                                              -              -       (238,000)
  Purchase of treasury stock                                     (401,000)       (37,000)             -
  Repayment of Note                                                                            (750,000)
                                                              -----------    -----------    -----------
        Net cash provided by financing activities                 146,000        311,000      2,262,000
                                                              -----------    -----------    -----------
Net increase (decrease) in cash                                   286,000        103,000       (463,000)

Cash at beginning of year                                         227,000        124,000        513,000
                                                              -----------    -----------    -----------
Cash at end of year                                           $   513,000    $   227,000    $    50,000
                                                              ===========    ===========    ===========

Supplemental disclosures of cash flow information:
  Cash paid during the years, and the nine months for:
    Interest                                                  $ 1,706,000    $   150,000    $ 2,011,000
    Income Taxes                                              $ 1,366,000    $   907,000    $ 2,448,000

                See accompanying notes to Financial Statements.

                See accompanying notes to financial statements.

                              GAINES, BERLAND INC.
                          NOTES TO FINANCIAL STATEMENTS

1.    Organization and Principal Business Activity

Gaines, Berland Inc. ("Gaines Berland") is a broker-dealer registered under the Securities and Exchange Commission (the "SEC") and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Gaines Berland is engaged in the securities, brokerage and trading business and provides investment banking and research services.

2.    Significant Accounting Policies

Gaines Berland records transactions in securities and related revenue and expenses on a trade-date basis.

The financial statements have been prepared in conformity with generally accepted accounting principles which require the use of estimates by management.

Office furniture, equipment and leasehold improvements are stated at cost, net of accumulated depreciation and amortization of $1,788,000, $1,341,000 and $788,000 at May 31, 1999 and August 31, 1998 and 1997, respectively. Depreciation on office furniture and equipment is provided on a straight-line or cost-recovery basis using estimated useful lives of 3 to 10 years. Leasehold improvements are amortized over the lesser of the economic useful life of the improvement or the term of the lease.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

The results of operations for the nine month periods ended May 31, 1999 and 1998 are not necessarily indicative of the results of operations expected for the years ended August 31, 1999 and 1998. The financial statements included herein should be read in conjunction with the financial statements and notes thereto for the years ended August 31, 1998 and 1997.

The accompanying unaudited interim consolidated financial statements include all adjustments (consisting only of those of a normal recurring nature) necessary for a fair statement of the results of the interim period.

3.    Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased, at May 31, 1999, August 31, 1998 and 1997 consist of:


                               9 months                              Years Ended August 31,
                          Ended May 31, 1999                  1998                            1997
                      -------------------------   ----------------------------------------------------------------
                              (Unaudited)

                                  Securities Sold                 Securities Sold                   Securities Sold,
                      Securities      Not Yet       Securities        Not Yet        Securities          Not Yet
                         Owned       Purchased        Owned          Purchased          Owned           Purchased
                         -----       ---------        -----          ---------          -----           ---------
Equities                 949,000    $6,598,000      $685,000        $2,852,000       $5,522,000        $6,047,000
Warrants               4,515,000        10,000     1,852,000            34,000        1,783,000           151,000
                      ----------     ---------    ----------        ----------       ----------        ----------
                      $5,464,000     5,608,000    $2,537,000        $2,886,000       $7,305,000        $6,198,000
                      ==========     =========    ==========        ==========       ==========        ==========

Securities owned, traded on a national exchange are valued at the bid price. Securities sold, not yet purchased, traded on a national exchange are valued at the ask price. The resulting unrealized gains and losses are reflected in revenue.

Subsequent market fluctuations may require purchasing the securities sold, not yet purchased, at prices that differ from the market value reflected on the statement of financial condition.

Warrants received by Gaines Berland as a part of its underwriting activities do not have a readily available public market and have been valued at fair value using methods determined in good faith by management, after consideration of all pertinent information. Because of inherent uncertainty in the valuation of these warrants, management's estimate of fair value may differ from the values that would have been used had a ready market existed, and the differences could be material.

4.    Receivable from Clearing Broker and Concentration of Credit Risk

The clearing and depository operations for Gaines Berland's and customers' securities transaction are provided by one broker pursuant to a clearance agreement.

At May 31, 1999, August 31, 1998 and August 31, 1997, all of the securities owned and securities sold, not yet purchased, and the amount receivable from clearing broker reflected on the statement of financial condition are security positions with and amounts receivable from this clearing broker.

Gaines Berland does not carry accounts for customers or perform custodial functions related to customers' securities. Gaines Berland introduces all of its customer transactions, which are not reflected in these financial statements, to its clearing broker, which maintains the customers' accounts and clears such transactions.

Gaines Berland has agreed to indemnify its clearing broker for losses that it may sustain from the customer accounts introduced by Gaines Berland. As of May 31, 1999, August 31, 1998 and August 31, 1997, there were no unsecured amounts owed to the clearing broker by these customers in connection with normal margin, cash and delivery against payment transactions.

Gaines Berland maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. Gaines Berland has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

5.    Note Payable

As a part of a buy-out agreement with one of Gaines Berland's stockholders, Gaines Berland signed a promissory note in the amount of $1,000,000 maturing June 30, 1999. The promissory note is payable in 12 equal monthly installments and bears no interest.

Because of its short-term nature, the fair value of the note payable approximates its carrying amount.

6.    Income Taxes

Deferred income tax benefits result from the net effect of unrealized appreciation on securities positions and the accrual of settlements.

The provision (benefit) for income taxes for the nine months ended May 31, 1999 and years ended August 31, 1998 and 1997 consists of:


                                          NINE MONTHS         YEARS ENDED AUGUST 31,
                                         ENDED MAY 31,     ---------------------------
                                             1999              1998           1997
                                          ----------       ------------   ------------
                                          (Unaudited)
Current:
      Federal                             $  500,000       $  2,195,000   $    969,000
      State and local                        181,000            752,000        367,000
                                          ----------       ------------   ------------

Total current                                681,000          2,947,000      1,336,000
                                          ----------       ------------   ------------

Deferred:
      Federal                               (130,000)        (1,804,000)     1,400,000
      State and local                        (48,000)          (708,000)       562,000
                                          ----------       ------------   ------------

Total deferred                              (178,000)        (2,512,000)     1,962,000
                                          ----------       ------------   ------------

Total                                     $  503,000       $    435,000   $  3,298,000
                                          ==========       ============   ============

      The provision (benefit) for income taxes for the nine months ended May 31, 1999 and the years ended August 31, 1998 and 1997 differs from the amount computed using the federal statutory rate of 34% as a result of the following:


                                                     NINE MONTHS ENDED,                  YEAR ENDED AUGUST 31,
                                                        MAY 31 1999             ----------------------------------------
                                                        (unaudited)                    1998                  1997
                                                 --------------------------     ------------------    ------------------
Tax (benefit) at federal statutory rate                     34%                        34%                   34%
State income taxes                                           9                          9                     9
Other                                                        5                          12                    1
                                                 --------------------------     ------------------    ------------------
                                                            48%                        55%                   44%
                                                 ==========================     ==================    ==================

The net deferred tax assets and liabilities at May 31, 1999, August 31, 1998 and August 31, 1997 are comprised as follows:


                                         NINE MONTHS ENDED       YEAR ENDED AUGUST 31,
                                                            ----------------------------------
                                           MAY 31, 1999          1998               1997
                                         ---------------    ---------------    ---------------
                                           (Unaudited)
Unrealized gains on securities                  $(12,000)   $       (30,000)   $    (1,962,000)
Temporary Differences                            748,000            580,000                 --
                                         ---------------    ---------------    ---------------
Total deferred tax (liability) asset     $       736,000    $       550,000    $    (1,962,000)
                                         ===============    ===============    ===============

7.    Net Capital Requirement

As a registered broker-dealer, Gaines Berland is subject to the SEC's Uniform Net Capital Rule 15c3-1 (the "Net Capital Rule"), which requires the maintenance of minimum net capital. Gaines Berland computes its net capital under the aggregate indebtedness method permitted by rule 15c3-1, which requires that Gaines Berland maintain minimum net capital, as defined, of the greater of 6-2/3% of aggregate indebtedness, as defined, or $100,000, or an amount determined based on the market price and number of securities in which Gaines Berland is a market-maker, not to exceed $1,000,000.

At May 31, 1999, and 1998, Gaines Berland had net capital, as defined of $4,900,637 and $3,037, 952, which exceeded its minimum net capital requirements of $366,782 and $408,500 by $4,533,855 and $2,629,452, respectively.

At August 31, 1998 and 1997, Gaines Berland had net capital, as defined, of $1,807,781 and $3,739,225, which exceeded its minimum net capital requirements of $492,003 and $388,607 by $1,315,778 and $3,350,618, respectively.

8.    Profit-Sharing Plan

Gaines Berland is a sponsor of a defined contribution profit-sharing plan for its eligible employees. Contributions to the plan, if any, are determined by the employer and come out of its current accumulated profits not to exceed the amount permitted under the Internal Revenue Code as a deductible expense. Gaines Berland made no contribution to the plan for the nine months ended May 31, 1999 and the years ended August 31, 1998 and 1997.

9.    Subordinated Borrowing

The subordinated borrowing has been approved by the NASD for inclusion in computing Gaines Berland's net capital pursuant to the Net Capital Rule. This loan, which matures on July 22, 1999, has been established with a stockholder of Gaines Berland and bears interest at a rate of 7-7/8% per annum, resulting in interest expense of $60,000 for the nine months ended May 31, 1999 and $80,000 for each of the years ended August 31, 1998 and 1997.

Based on borrowing rates currently available to Gaines Berland for loans with similar terms and average maturities, the fair value of the subordinated borrowing approximates the carrying amount.

10.   Commitments and Contingencies

Gaines Berland leases office space at several locations including Bethpage, NY, which is leased for a period of ten years expiring May 30, 2007. Gaines Berland occupies additional office space for its branches in California and Florida under month-to-month leases. The minimum annual rent payments for these leases are as follows:

           Year Ending August 31,
                   1999                                  $      1,357,000
                   2000                                         1,270,000
                   2001                                         1,302,000
                   2002                                         1,335,000
                   2003                                         1,368,000
                   Thereafter                                   5,439,000
                                                         ----------------
                                                         $     12,071,000
                                                         ================

The leases contain provisions for escalations based on increases in certain costs incurred by the lessor. Gaines Berland has the option to renew one of these leases for an additional three-year period. Rent expense was $1,998,000 and $1,444,000 for the years ended August 31, 1998 and 1997, respectively.

Gaines Berland has been named as defendant in certain legal actions in the ordinary course of business. At May 31, 1999 and August 31, 1998 and 1997, Gaines Berland had accrued $1,800,000 and $1,400,000 and $650,000, respectively, for settlement of such legal proceedings.

11.   Financial Instruments

Gaines Berland's activities include the purchase and sale of warrants. Warrants give the buyer the right to purchase securities at a specific price until a specified expiration date. These financial instruments are used to conduct trading activities and manage market-risk.

Gaines Berland may receive warrants as part of its underwriting activities for initial public offerings (see Note 3).

Such transactions may result in credit exposure in the event the counterparty to the transaction is unable to fulfill its contractual obligations. Substantially all of the warrants are traded on national exchanges, which can be subject to market risk in the form of price fluctuations.

The following summarizes warrants held at August 31, 1998:

                                                                            AVERAGE MARKET
                                  NOTIONAL AMOUNT       MARKET VALUE      VALUE FOR THE YEAR
                                  ---------------       ------------      ------------------
Assets                              $33,620,000          $1,852,000             $2,988,000
Liabilities                             218,000              34,000                  6,000

Net revenue from principal transactions consists of equity activities.

12.   Earnings Per Common Share

In March 1997 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings per Share (SFAS 128). This statement changes the calculation and presentation of earnings per common shares
(EPS). The new presentation consists of basic EPS, which includes no dilution and is computed by dividing net income by the weighted-average number of common shares outstanding for the period, and diluted EPS, which is similar to the previously disclosed fully diluted EPS. SFAS 128 will result in basic EPS results higher than EPS as calculated under the previous method. All earnings per share amounts for all periods have been presented, and where appropriate, restated to conform to the SFAS 128 requirements.

The following table sets forth the computation of basic and diluted earnings per share:

                                          NINE MONTHS      NINE MONTHS
                                             ENDED            ENDED              YEAR ENDED AUGUST 31, 1998
                                                                          -----------------------------------------
                                          MAY 31, 1999    MAY 31, 1998       1998           1997           1996
                                          ------------    ------------    ---------      ----------       ---------
                                                   (Unaudited)
                                                   ----------
Numerator for basic and diluted EPS:
Net income                                 $ 542,000       $  683,000     $  352,000     $ 4,178,000      $ 448,000

Denominator for basic and diluted EPS:
Weighted-average common shares                   758              530            521             496            454

Basic and diluted EPS                      $     715       $    1,289     $      675     $     8,423      $     987

                        INDEX OF EXHIBITS AND APPENDICES


EXHIBIT A         Agreement and Plan of Merger
EXHIBIT B         Form of Articles of Amendment to Articles of Incorporation
EXHIBIT C         1999 Performance Equity Plan
EXHIBIT D         Annual Incentive Bonus Plan
EXHIBIT E         Special Performance Incentive Plan
EXHIBIT F         Form of Employment Agreement with Principal Shareholders

APPENDIX A        Form of Proxy
APPENDIX B        Certain Statutory Provisions of the Florida Business
                  Corporation Act

                                  EXHIBIT "A"


                          AGREEMENT AND PLAN OF MERGER

                               As of May 27, 1999


                                      among


                         FROST HANNA CAPITAL GROUP, INC.

                                       and

                          FHGB ACQUISITION CORPORATION

                                       and

                              GAINES, BERLAND INC.

                                       and


                              G-TRADE CAPITAL CORP.

                                       and

                          GAINES BERLAND HOLDINGS, INC.

                                INDEX OF HEADINGS


                                                                                                                         PAGE
                                                                                                                         ----

ARTICLE I

      Definitions...........................................................................................................1

ARTICLE II

      The Merger............................................................................................................5
          2.1  The Merger...................................................................................................5
          2.2  Effect of the Merger.........................................................................................5
          2.3  Articles of Incorporation; Bylaws............................................................................5
          2.4  Directors and Officers.......................................................................................5
          2.5  Effect on Capital Stock......................................................................................5
                  2.5.1    Conversion of Gaines Berland Common Stock........................................................5
                  2.5.2    Capital Stock of FHGB............................................................................6
                  2.5.3    Adjustments to Conversion Ratio..................................................................6
          2.6  Surrender of Certificates....................................................................................6
                  2.6.1    Exchange Agent...................................................................................6
                  2.6.2    Frost Hanna to Provide Frost Hanna Common Stock..................................................6
                  2.6.3    Conversion Procedures............................................................................6
                  2.6.4    Distributions With Respect to Unexchanged Shares.................................................7
                  2.6.5    Transfers of Ownership...........................................................................7
                  2.6.6    Required Withholding.............................................................................7
                  2.6.7    No Liability.....................................................................................7
          2.7   No Further Ownership Rights in Gaines Berland Common Stock..................................................7
          2.8   Lost, Stolen or Destroyed Certificates......................................................................7
          2.9   Classes of Stock Entitled to Vote on Merger.................................................................8
          2.10  Former Name of Gaines Berland...............................................................................8

ARTICLE III

      Representations and Warranties of Gaines Berland......................................................................8
          3.1  Organization.................................................................................................8
          3.2  Authorization; Enforceability................................................................................8
          3.3  No Violation or Conflict.....................................................................................8
          3.4  Consent of Governmental Authorities..........................................................................9
          3.5  Financial Statements.........................................................................................9
          3.6  Compliance with Laws.........................................................................................9
          3.7  Legal Proceedings...........................................................................................10
          3.8  Brokers.....................................................................................................10
          3.9  Absence of Material Adverse Changes.........................................................................10
          3.10 Articles of Incorporation, Bylaws and Minute Books..........................................................11
          3.11 Capitalization..............................................................................................11
          3.12 Rights, Warrants, Options...................................................................................11
          3.13 Properties..................................................................................................12
          3.14 Governmental Authorizations.................................................................................12
          3.15 Insurance...................................................................................................13

          3.16  Employment Matters.........................................................................................13
                       (a) Labor Unions....................................................................................13
                       (b) Employment Policies.............................................................................13
                       (c) Employment Agreements...........................................................................13
                       (d) Employee Benefit Plans..........................................................................13
                       (e) Personnel.......................................................................................14
                       (f) Labor Practices.................................................................................14
          3.17  Material Agreements........................................................................................15
          3.18  List of Accounts...........................................................................................16
          3.19  Inventory of Securities....................................................................................16
          3.20  Related Party Transactions.................................................................................16
          3.21  Tax Matters................................................................................................16
          3.22  Guaranties.................................................................................................17
          3.23  Absence of Certain Business Practices......................................................................17
          3.24  Proxy Statement and Disclosure Documents...................................................................17
          3.25  Broker-Dealer Registration; Regulatory Issues..............................................................17
          3.26  Year 2000 Problems.........................................................................................19
          3.27  Investment Representations.................................................................................19
          3.28  Subscription Receivables; Energy Fund......................................................................19
          3.29  Disclosure.................................................................................................19

ARTICLE IV

      Representations and Warranties of Frost Hanna and FHGB...............................................................20
          4.1  Organization................................................................................................20
          4.2  Authorization; Enforceability...............................................................................20
          4.3  No Violation or Conflict....................................................................................20
          4.4  Consent of Governmental Authorities.........................................................................20
          4.5  Financial Statements; Commission Reports....................................................................21
          4.6  Compliance with Laws........................................................................................21
          4.7  Legal Proceedings...........................................................................................22
          4.8  Brokers.....................................................................................................22
          4.9  Absence of Material Adverse Changes.........................................................................22
          4.10 Articles of Incorporation, Bylaws and Minute Books..........................................................22
          4.11 Capitalization..............................................................................................22
          4.12 Rights, Warrants, Options...................................................................................22
          4.13 Properties..................................................................................................23
          4.14 Governmental Authorizations.................................................................................23
          4.15 Insurance...................................................................................................23
          4.16 Employment Matters..........................................................................................23
                       (a) Labor Unions....................................................................................23
                       (b) Employment Policies.............................................................................23
                       (c) Employment Agreements...........................................................................23
                       (d) Employee Benefit Plans..........................................................................24
                       (e) Personnel.......................................................................................24
                       (f) Labor Practices.................................................................................24
          4.17 Material Agreements.........................................................................................24
          4.18 List of Accounts............................................................................................25
          4.19 Business....................................................................................................25
          4.20 Related Party Transactions..................................................................................25
          4.21 Tax Matters.................................................................................................25
          4.22 Guaranties..................................................................................................26
          4.23 Validity of Frost Hanna Common Stock........................................................................26

          4.24         Absence of Certain Business Practices...............................................................26
          4.25         Proxy Statements....................................................................................26
          4.26         Disclosure..........................................................................................26

ARTICLE V

      Covenants............................................................................................................26
          5.1  Interim Operations of Frost Hanna and Gaines Berland........................................................27
          5.2  Access......................................................................................................28
                       (a) Frost Hanna Access..............................................................................28
                       (b) Gaines Berland Access...........................................................................28
          5.3  Confidentiality.............................................................................................28
          5.4  Notification................................................................................................29
          5.5  Consent of Governmental Authorities and Others..............................................................29
          5.6  Reasonable Efforts..........................................................................................29
          5.7  No Other Negotiations.......................................................................................29
          5.8  Cooperation.................................................................................................30
          5.9  Shareholder Approval........................................................................................30
          5.10 Public Statements...........................................................................................30
          5.11 Commission Filings..........................................................................................30
          5.12 Listing.....................................................................................................30
          5.13 Employment Agreements.......................................................................................30
          5.14 No Securities Transactions..................................................................................30
          5.15 Old Gaines Berland Plan.....................................................................................31
          5.16 Investment Intent Letters...................................................................................31
          5.17 Name Change.................................................................................................31
          5.18 Resignations................................................................................................31
          5.19 Shareholders' Agreements....................................................................................31
          5.20 Employment Agreements.......................................................................................31
          5.21 Demand Registration Rights..................................................................................31
          5.22 Releases....................................................................................................31
          5.23 Life Insurance..............................................................................................31

ARTICLE VI

      Additional Agreements................................................................................................31
          6.1  Investigation; Notices......................................................................................31
          6.2  Survival of the Representations and Warranties..............................................................31
          6.3  Securities Activities.......................................................................................32
          6.4  Voting Agreement............................................................................................32
          6.5  Tax-Free Reorganization.....................................................................................32
          6.6  Indemnification; Insurance..................................................................................32
          6.7  Further Assurances..........................................................................................33
          6.8  Frost Hanna Amendment to Articles of Incorporation..........................................................33
          6.9  Use of Name.................................................................................................33

ARTICLE VII

      Closing; Conditions Precedent; Termination...........................................................................33
          7.1  Closing.....................................................................................................33
          7.2  Mutual Conditions Precedent.................................................................................33
                       (a) Governmental Consents...........................................................................33
                       (b) No Litigation...................................................................................33

                       (c) Shareholder Approval............................................................................34
                       (d) Releases........................................................................................34
          7.3  Conditions Precedent to the Obligations of Gaines Berland...................................................34
                       (a) Representations and Warranties True.............................................................34
                       (b) Covenants Performed.............................................................................34
                       (c) Consents........................................................................................34
                       (d) Opinion of Counsel..............................................................................34
                       (e) Certificate of Frost Hanna......................................................................34
                       (f) Minimum Cash....................................................................................34
                       (g) Resignations....................................................................................34
                       (h) Records.........................................................................................34
                       (i) Employment Agreements...........................................................................34
          7.4  Conditions Precedent to the Obligations of Frost Hanna and FHGB.............................................35
                       (a) Representations and Warranties True.............................................................35
                       (b) Covenants Performed.............................................................................35
                       (c) No Material Adverse Change......................................................................35
                       (d) Consents........................................................................................35
                       (e) Opinion of Counsel..............................................................................35
                       (f) Certificate of Gaines Berland, G-Trade and Holdings.............................................35
                       (g) Auditor's Letters...............................................................................35
                       (h) Shareholders' Agreements........................................................................35
                       (i) Employment Agreements...........................................................................35
                       (j) Dissenters' Rights..............................................................................35
                       (k) Investment Intent Letters.......................................................................36
          7.5  Termination; Termination Fee................................................................................36

ARTICLE VIII

      Miscellaneous........................................................................................................37
          8.1  Notices.....................................................................................................37
          8.2  Entire Agreement............................................................................................37
          8.3  Assignment..................................................................................................37
          8.4  Waiver and Amendment........................................................................................37
          8.5  No Third Party Beneficiary..................................................................................37
          8.6  Severability................................................................................................37
          8.7  Expenses....................................................................................................38
          8.8  Headings....................................................................................................38
          8.9  Counterparts; Construction..................................................................................38
          8.10 Litigation; Prevailing Party................................................................................38
          8.11 Injunctive Relief...........................................................................................38
          8.12 Remedies Cumulative.........................................................................................38
          8.13 Participation of Parties; Construction: Independent Counsel.................................................38
          8.14 Governing Law...............................................................................................38
          8.15 Jurisdiction and Venue......................................................................................38

LIST OF SCHEDULES..........................................................................................................42

LIST OF EXHIBITS...........................................................................................................44

                          AGREEMENT AND PLAN OF MERGER


      This Agreement and Plan of Merger ("Agreement") is entered into as of May 27, 1999, among Frost Hanna Capital Group, Inc., a Florida corporation ("Frost Hanna"), FHGB Acquisition Corporation, a New York corporation ("FHGB'), Gaines, Berland Inc., a New York corporation ("Gaines Berland"), G-Trade Capital Corp., a New York corporation ("G-Trade"), and Gaines Berland Holdings, Inc., a Delaware corporation which is a wholly-owned subsidiary of Gaines Berland ("Holdings").


                             PRELIMINARY STATEMENTS

      Gaines Berland is a privately-held securities brokerage and trading firm which provides investment banking and research services and is engaged in the institutional and retail sale of securities, G-Trade is a wholly-owned subsidiary of Gaines Berland which is a broker in formation and Holdings is a newly-formed subsidiary of Gaines Berland which has not conducted any operations.

      Frost Hanna is a public company that was formed to seek to effect a merger or other business combination with an operating or development-stage company.

      Frost Hanna, Gaines Berland, G-Trade and Holdings believe that it is in their respective best interests and in the best interests of their respective shareholders for FHGB to merge with and into Gaines Berland, all upon the terms and subject to the conditions of this Agreement.


                                    AGREEMENT

      In consideration of the preliminary statements and the respective covenants, representations and warranties contained in this Agreement, the parties agree as set forth below.


                                        I
                                   DEFINITIONS

      In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

      "Affiliate" has the meaning specified in Rule 144 promulgated by the Commission under the Securities Act.

      "Agreement" means this Agreement and Plan of Merger, together with all exhibits and schedules referred to herein.

      "Certificate of Merger" has the meaning set forth in Section 2.1.

      "CERCLA" has the meaning set forth in Section 3.6(b) of this Agreement.

      "Certificates" has the meaning set forth in Section 2.6.3.

      "Closing" has the meaning set forth in Section 7.1 of this Agreement.

      "Closing Date" has the meaning set forth in Section 7.1 of this Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

      "Commission" means the Securities and Exchange Commission.

      "Consent" means any consent, approval, waiver or authorization of, or any registration, qualification, designation, declaration or filing with any Person.

      "Conversion Ratio" has the meaning set forth in Section 2.5.1.

      "Effective Date" has the meaning set forth in Section 7.1.

      "Effective Time" has the meaning set forth in Section 7.1.

      "Employment Agreements"  has the meaning specified in Section 5.13.

      "Environmental Laws" means all Laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, Laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or industrial, toxic or hazardous substances or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemicals, pollutants, contaminants, or industrial, toxic or hazardous substances or wastes, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

      "ERISA" has the meaning set forth in Section 3.16(d) of this Agreement.

      "Exchange Agent" has the meaning set forth in Section 2.6.1.

      "Florida BCA" means the Business Corporation Act of the State of Florida, as amended.

      "FHGB Common Stock" means the common stock of FHGB, par value, $.0001 per share.

      "Frost Hanna Common Stock" means the common stock of Frost Hanna, par value $.0001 per share.

      "Frost Hanna Commission Reports" has the meaning specified in Section 4.5.

      "Frost Hanna Financial Statements" has the meaning specified in Section
4.5.

      "Frost Hanna Material Adverse Effect" has the meaning set forth in Section
4.1 of this Agreement.

      "Frost Hanna Material Agreements" has the meaning set forth in Section
4.17 of this Agreement.

      "Frost Hanna Proxy Statement" means the proxy statement to be provided to the shareholders of Frost Hanna in connection with the meeting of its shareholders contemplated hereby.

      "Frost Hanna Related Party" and "Frost Hanna Related Parties" have the meanings set forth in Section 4.20 of this Agreement.

      "G-Trade Common Stock" means the common stock of G-Trade, no par value.

      "Gaines Berland Common Stock" means the common stock of Gaines Berland, par value $.01 per share.

      "Gaines Berland Disclosure Document" means the disclosure materials to be provided to the shareholders of Gaines Berland in connection with the meeting of its shareholders contemplated hereby.

      "Gaines Berland Financial Statements" has the meaning set forth in Section
3.5 of this Agreement.

      "Gaines Berland Intellectual Property" has the meaning set forth in
Section 3.13(b) of this Agreement.

      "Gaines Berland Material Adverse Effect" has the meaning set forth in
Section 3.1 of this Agreement.

      "Gaines Berland Material Agreements" has the meaning set forth in Section
3.17 of this Agreement.

      "Gaines Berland Pension Plan" has the meaning set forth in Section 3.16(d) of this Agreement.

      "Gaines Berland Plans" has the meaning set forth in Section 3.16(d) of this Agreement.

      "Gaines Berland Related Party" and "Gaines Berland Related Parties" have the meanings set forth in Section 3.20.

      "Gaines Berland Welfare Plan" has the meaning set forth in Section 3.16 of this Agreement.

      "Governmental Authority" means any federal, state, municipal, local, foreign or other judicial, arbitral, governmental or regulatory authority or organization, body, entity, agency or instrumentality, or any political subdivision thereof.

      "Guaranty" means, as to any Person, any contract, agreement or understanding of such Person pursuant to which such Person guarantees the indebtedness, liabilities or obligations of others, directly or indirectly, in any manner, including agreements to purchase such indebtedness, liabilities or obligations, or to supply funds to or in any manner invest in others, or to otherwise assure the holder of such indebtedness, liabilities or obligations against loss, or any "keep well" or similar arrangement.

      "Holdings Common Stock" means the common stock of Holdings, par value $.001 per share.

      "Holdings Preferred Stock" means the preferred stock of Holdings, par value $.001 per share.

      "Intangible Property" means, as to any Person, all foreign and domestic trademarks, trademark rights, trade names, trade dress, trade name rights, service marks, brands and copyrights (or pending registrations and applications therefor) owned, used or controlled by such Person, and all other intellectual property and proprietary rights, including trade secrets, technology, know-how and other information owned, held or used by such Person.

      "IRS" means the Internal Revenue Service or any successor agency.

      "Knowledge" or "known" means, with respect to any representation or warranty or other statement in this Agreement qualified by the knowledge of any party, that such party has made a reasonable investigation as to the matters that are the subject of such representation, warranty or other statement. Where reference is made to the knowledge of any party, such reference shall mean the knowledge of the officers and directors of such party and their respective Subsidiaries, all of whom shall be deemed to have conducted the investigation required by this definition. The "knowledge" of all of the Principal Shareholders shall be imputed to Gaines Berland.

      "Law" means each and every law, ordinance, statute, common law, regulation, judgment, directive, ruling, order and other legal requirement of any Governmental Authority, self-regulatory organization or other entity, including, but not limited to, those relating to securities and broker-dealers.

      "Merger" has the meaning set forth in Article II of this Agreement.

      "NASD" means National Association of Securities Dealers, Inc.

      "New York BCL" mean the New York Business Corporation Law, as amended.

      "Old Gaines Berland Plan"  has the meaning specified in Section 5.15.

      "Order" means any judgment, injunction, notice, suit, decree or order of any Governmental Authority, court, ordinance, entity, arbitral entity or self-regulatory organization.

      "PBGC" has the meaning set forth in Section 3.16(d) of this Agreement.

      "Permit" means any consent, authorization, approval registration, qualification, filing, franchise, certificate, license or permit of any Governmental Authority, self-regulatory organization or other Person.

      "Person" means any natural person, corporation, unincorporated organization, partnership, association, joint stock company, joint venture, trust or Governmental Authority or any other entity.

      "Principal Shareholders" shall mean the individuals whose names are set forth on Schedule 1.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "SRO Reports" means, as to a Person, all forms, reports, statements and documents required to be filed by a Person with NASD, any stock exchange or any other self-regulatory organizations since January 1, 1995.

      "Subsidiary" of any Person means any Person, whether or not capitalized, in which such Person owns, directly or indirectly, an equity interest of 50% or more, or any Person which may be controlled, directly or indirectly, by such Person, whether through the ownership of voting securities, by contract, or otherwise.

      "Surviving Corporation" has the meaning set forth in Section 2.1.

      "Tax" means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, transportation, transportation excise, registration, value added, documentary stamp, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax or governmental charge, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; the foregoing shall include any transferee or secondary liability for a Tax and any liability assumed by agreement or arising as a result of being (or ceasing to be) a member of any affiliated group (or being included (or required to be included) in any tax return relating thereto).

      "Termination Date" has the meaning set forth in Section 7.5 of this Agreement.

      "Voting Agreement" has the meaning set forth in Section 6.4 of this Agreement.


                                       II
                                   THE MERGER

               2.1 THE MERGER. At the Effective Time and subject to and upon the terms and conditions of this Agreement and the applicable provisions of applicable Law, FHGB shall be merged with and into Gaines Berland (the "Merger"), the separate corporate existence of FHGB shall cease and Gaines Berland shall continue as the surviving corporation. Gaines Berland as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation". Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger, substantially in the form of Exhibit G, with the Secretary of State of the State of New York in accordance with the relevant provisions of the New York BCL ("Certificate of Merger").

               2.2 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of New York Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Gaines Berland and FHGB shall vest in the Surviving Corporation, and all debts, liabilities and duties of Gaines Berland and FHGB shall become the debts, liabilities and duties of the Surviving Corporation.

               2.3     ARTICLES OF INCORPORATION; BYLAWS.

                       2.3.1 At the Effective Time, the Articles of
      Incorporation of Gaines Berland, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by Law and such Articles of Incorporation of the Surviving Corporation.

                       2.3.2 The Bylaws of Gaines Berland, as in effect immediately prior to the Effective Time, shall be, at the Effective Time, the Bylaws of the Surviving Corporation until thereafter amended.

               2.4 DIRECTORS AND OFFICERS. The initial directors of the Surviving Corporation shall be the directors of Gaines Berland immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Gaines Berland immediately prior to the Effective Time, until their respective successors are duly appointed.

               2.5 EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the parties, or the holders of any of the following securities, the following shall occur:

                       2.5.1 Conversion of Gaines Berland Common Stock. Each share of Gaines Berland Common Stock issued and outstanding immediately prior to the Effective Time, will be canceled and extinguished and automatically converted (subject to Section 2.5.3) into the right to receive 21,917 shares of Frost Hanna Common Stock ("Conversion Ratio") upon surrender of the certificate representing such share of the Gaines Berland Common Stock in the manner provided herein (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (or other indemnity required by the Exchange Agent) in the manner provided herein); provided, however, that in the event that shares of Gaines Berland Common Stock are redeemed after the date hereof pursuant to the terms of agreements with shareholders in effect on the date hereof or Frost Hanna consents to the issuance of additional shares of Gaines Berland Common Stock pursuant to Section 5.1(ii), then the Conversion Ratio shall be deemed automatically modified to the nearest lower whole number equal to the product of (i) 21,917 and (ii) a fraction, the numerator of which is 730 and the denominator of which is equal to the number of shares of Gaines Berland Common Stock outstanding immediately prior to the Effective Time, assuming that none of Gaines Berland's shareholders had exercised dissenters' rights; provided, further, notwithstanding anything to the contrary set forth herein, in no event shall the aggregate number of shares issuable under this Section 2.5.1 exceed 16,000,000, less the number of shares of Frost Hanna Common Stock into which Gaines Berland Common Stock would be converted into but for the exercise of dissenters' rights by the holders of Gaines Berland Common Stock. Subject to applicable terms, if any shares of Gaines Berland Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with Gaines Berland, then the shares of Frost Hanna Common
      Stock issued in exchange for such shares of Gaines Berland Common Stock will also be unvested to the same extent and subject to the same repurchase option, risk of forfeiture or other condition, as applicable, and the certificates representing such shares of Frost Hanna Common Stock may accordingly be marked with appropriate legends.

                       2.5.2 Capital Stock of FHGB. Each share of FHGB Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, automatically be converted into one validly issued, fully paid and nonassessable share of Common Stock of the Surviving Corporation. Each certificate evidencing ownership of shares of FHGB Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

                       2.5.3 Adjustments to Conversion Ratio. Subject to Section 7.3(f), notwithstanding anything to the contrary set forth herein, if the amount of cash and cash equivalents of Frost Hanna less the amount of liabilities of Frost Hanna plus any amounts paid or payable to NASDAQ for Small Cap listing fees by Frost Hanna plus any director's and officer's insurance premiums paid or payable by Frost Hanna (all calculated in accordance with generally accepted accounting principles) at the Effective Time ("Net Cash Assets") is less than $4,500,000, then the Conversion Ratio shall be automatically adjusted to the nearest lower whole number by multiplying it by a fraction, the numerator of which is 4,500,000 and the denominator of which is the Net Cash Assets.

               2.6     SURRENDER OF CERTIFICATES.

                       2.6.1 Exchange Agent. American Stock Transfer & Trust Company, Frost Hanna's transfer agent, shall act as the exchange agent (the "Exchange Agent") in the Merger.

                       2.6.2 Frost Hanna to Provide Frost Hanna Common Stock. Promptly after the Effective Time, Frost Hanna shall make available to the Exchange Agent for exchange in accordance with this Article II, the shares of Frost Hanna Common Stock issuable pursuant hereto in exchange for outstanding shares of Gaines Berland Common Stock.

                       2.6.3 Conversion Procedures. Promptly after the Effective Time, Frost Hanna shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding shares of Gaines Berland Common Stock whose shares were converted into the right to receive shares of Frost Hanna Common Stock in the Merger, (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Frost Hanna may reasonably specify ) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Frost Hanna Common Stock. Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Frost Hanna, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificates representing the number of whole shares of Frost Hanna Common Stock into which their shares of Gaines Berland Common Stock were converted at the Effective Time in accordance with the Conversion Ratio, and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes to evidence only the ownership of the number of full shares of Frost Hanna Common Stock into which such shares of Gaines Berland Common Stock shall have been so converted. All certificates issued as a result of the conversion of Gaines Berland Common Stock in the Merger representing Frost Hanna Common Stock will bear restrictive legends to the effect that the shares represented by such certificates have not been registered under the Securities Act and can only be transferred in compliance therewith.

                       2.6.4 Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the date of this Agreement with respect to Frost Hanna Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificates with respect to the shares of Frost Hanna Common Stock represented thereby (subject to Section 2.8) until the holders of record of such Certificates shall surrender such Certificates in accordance with this Section 2.6 (subject to Section 2.8). Subject to applicable Law, following surrender of any such Certificates, the Exchange Agent shall deliver to the record holders thereof, without interest, certificates representing whole shares of Frost Hanna Common Stock issued in exchange therefor.

                       2.6.5 Transfers of Ownership. If certificates representing shares of Frost Hanna Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Frost Hanna or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Frost Hanna Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the satisfaction of Frost Hanna or any agent designated by it that such tax has been paid or is not payable.

                       2.6.6 Required Withholding. Each of the Exchange Agent, Frost Hanna and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Gaines Berland Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable Law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

                       2.6.7 No Liability. Notwithstanding anything to the contrary, neither the Exchange Agent, Frost Hanna, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Frost Hanna Common Stock or Gaines Berland

      Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

               2.7 NO FURTHER OWNERSHIP RIGHTS IN GAINES BERLAND COMMON STOCK. All shares of Frost Hanna Common Stock issued upon the surrender for exchange of shares of Gaines Berland Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Gaines Berland Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Gaines Berland Common Stock which were outstanding immediately prior to the Effective Time. If after the Effective Time Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article II.

               2.8 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of Frost Hanna Common Stock into which the shares of Gaines Berland Common Stock represented by such Certificates were converted; provided, however, that Frost Hanna may, in its discretion and as a condition precedent to the issuance of such certificates representing shares of Frost Hanna Common Stock, require the owner of such lost, stolen or destroyed Certificates to indemnify Frost Hanna against any claim that may be made against Frost Hanna, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

               2.9 CLASSES OF STOCK ENTITLED TO VOTE ON MERGER. With respect to both FHGB and Gaines Berland, the only class of stock of the constituent corporations entitled to vote on the Merger is FHGB Common Stock and Gaines Berland Common Stock.

               2.10 FORMER NAME OF GAINES BERLAND. Gaines Berland was incorporated in the State New York on September 23, 1983 under the name "Gaines, Berland, Shaffer & Silvershein Inc." On May 25, 1984, Gaines Berland filed a certificate of amendment to its certificate of incorporation to change its name to "Gaines, Berland Inc."

                                       III
                REPRESENTATIONS AND WARRANTIES OF GAINES BERLAND

      In order to induce Frost Hanna and FHGB to enter into this Agreement and to consummate the transactions contemplated hereby, Gaines Berland, makes the representations and warranties set forth below to Frost Hanna and FHGB.

               3.1 ORGANIZATION. Each of Gaines Berland, and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the Laws of its state of incorporation. Each of Gaines Berland and its Subsidiaries is duly qualified to transact business as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition, results of operations, assets, liabilities, prospects or business of Gaines Berland and its Subsidiaries on a consolidated basis (a "Gaines Berland Material Adverse Effect"). Each jurisdiction in which Gaines Berland or any of its Subsidiaries is qualified to transact business as a foreign corporation or licensed to do business as a broker-dealer is listed on Schedule 3.1. Each of Gaines Berland and its Subsidiaries has the corporate authority to (i) own or lease and operate its properties and (ii) conduct its business as presently conducted. Each of Gaines Berland and its Subsidiaries has the corporate authority to execute, deliver and perform this Agreement. G-Trade is a broker in formation, which has filed (or will file) all necessary items with the Commission, NASD and other Governmental Authorities and self-regulatory organizations for it to become a licensed broker-dealer. G-Trade is an newly-formed company, which has never engaged in any business activity other than seeking to obtain all necessary Consents and Permits to become a registered broker-dealer. Holdings is a newly formed company, which has never engaged in any business activity.

               3.2 AUTHORIZATION; ENFORCEABILITY. Subject to the receipt of shareholder approval by the shareholders of Gaines Berland, the execution, delivery and performance of this Agreement by Gaines Berland and its Subsidiaries and the consummation by them of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Gaines Berland and its Subsidiaries. This Agreement has been duly executed and delivered by Gaines Berland and its Subsidiaries, and constitutes the legal, valid and binding obligations of Gaines Berland and its Subsidiaries, enforceable against them in accordance with their terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other Laws relating to or affecting the enforcement of creditors' rights generally or by general principles of equity.


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               3.3 NO VIOLATION OR CONFLICT. The execution, delivery and
performance of this Agreement by Gaines Berland and its Subsidiaries and the consummation by them of the transactions contemplated hereby and thereby: (i) do not and will not violate or conflict with any provision of Law or any Order specifically naming Gaines Berland, or any of its Subsidiaries or any Principal Shareholder, or any provision of Gaines Berland's or any of its Subsidiaries' Articles or Certificate of Incorporation or Bylaws; and (ii) do not and will not, with or without the passage of time or the giving of notice, (a) result in the breach of, or constitute a default, cause the acceleration of performance, permit the unilateral modification or termination of, or require any Consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Gaines Berland or any of its Subsidiaries or pursuant to, any material instrument or agreement to which any of them is a party or by which any of them or their respective properties may be bound or affected; or (b) result in any violation, suspension, revocation, impairment, forfeiture or nonrenewal of any Permit or Consent.

               3.4 CONSENT OF GOVERNMENTAL AUTHORITIES. Except as set forth on
Schedule 3.4, and other than in connection with the New York BCL, no Consent or Permit from, of or with any Governmental Authority or self-regulatory organization is required to be made or obtained by Gaines Berland or any of its Subsidiaries or any Principal Shareholder in connection with the execution, delivery or performance by them of this Agreement or the consummation by them of the transactions contemplated hereby. There is no unresolved objection to the Merger made by any Governmental Authority or self-regulatory organization.

               3.5 FINANCIAL STATEMENTS. Gaines Berland has previously delivered to Frost Hanna, a true and complete copy of the balance sheets of Gaines Berland for the fiscal years ended August 31, 1998, 1997, 1996, 1995 and 1994, and the statements of income, cash flows and retained earnings of Gaines Berland for the fiscal years then ended, including any related notes, audited for the 1998, 1997, 1996, 1995 and 1994 fiscal years by Gaines Berland's independent certified public accountants pursuant to their audit of the financial records of Gaines Berland, and the balance sheets of Gaines Berland as of February 28, 1999, and the statements of income, cash flows and retained earnings of Gaines Berland for the three-month period ended February 28, 1999 (collectively, the "Gaines Berland Financial Statements"). Except as indicated on Schedule 3.5, the Gaines Berland Financial Statements: (i) have been prepared in accordance with the books of account and records of Gaines Berland, which books and records have been maintained in a consistent manner; (ii) fairly present in all material respects Gaines Berland's and its Subsidiaries' financial condition, assets, liabilities, equity and the results of their operations at the dates and for the periods specified in those statements; and (iii) have been prepared in accordance with generally accepted accounting principles (except for a lack of footnotes with respect to unaudited financial statements) consistently applied with prior periods. Other than as disclosed by the Gaines Berland Financial Statements dated February 28, 1999 or specifically noted on Schedule 3.17, neither Gaines Berland nor any of its Subsidiaries has any liabilities, commitments or obligations (which reasonably could be expected to be material to Gaines Berland and its Subsidiaries on a consolidated basis) of any nature whatsoever, whether accrued, contingent or otherwise (other than nonmaterial liabilities, commitments or obligations incurred since February 28, 1999 in the ordinary course of business consistent with past practices to Persons other than Affiliates of Gaines Berland) or any unrealized or anticipated losses (which reasonably could be expected to be material to Gaines Berland and its Subsidiaries on a consolidated basis) from any commitments of Gaines Berland or any of its Subsidiaries, and, to Gaines Berland's knowledge, there is no reasonable basis for assertion against Gaines Berland or any of its Subsidiaries of any such liability, commitment, obligation or loss. Except as set forth on
Schedule 3.5, to Gaines Berland's knowledge, there is no basis for assertion against Gaines Berland any of its Subsidiaries of any claim, liability, commitment or obligation of any nature, whether absolute, accrued or contingent, and whether due or to become due, which is not included, disclosed or noted in the Gaines Berland Financial Statements which could be, individually or in the aggregate, material. G-Trade and Holdings have no liabilities of any nature, whether accrued, contingent or otherwise, except for liabilities not exceeding $100,000 in the aggregate. Except as set forth on Schedule 3.5, G-Trade and Holdings have no assets in excess of $100,000 in the aggregate.

               3.6     COMPLIANCE WITH LAWS.

                                (a) Except as previously disclosed in writing,
               each of Gaines Berland and its Subsidiaries and their respective officers, directors and employees and the Principal Shareholders are, and during the past six years have been, in compliance with all Laws and Orders applicable to Gaines Berland and its Subsidiaries and their respective businesses and properties. Except as previously disclosed in writing, neither Gaines Berland nor any of its Subsidiaries nor any of the Principal Shareholders nor any of there Affiliates has received notification from any Governmental Authority or self-regulatory organization asserting that any of them may not (or questioning or investigating whether any of them may not) be in material compliance with or may have violated any Law or Order, or threatening to revoke any Consent or Permit, and neither Gaines Berland nor any of its Subsidiaries nor any of their respective officers, directors or employees is subject to any agreement or consent decree or Order with any Governmental Authority or self-regulatory


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

               organization arising out of previously asserted violations nor is there any factual basis for any of the foregoing. Frost Hanna has been furnished with true and correct copies of all records of inspections, audits and reports of any of Gaines Berland's or its Subsidiaries' businesses or and properties during the last three years under applicable Laws or conducted by insurance companies, self-regulatory organizations, consultants or other Persons; and all deficiencies noted therein have been corrected. Frost Hanna has been furnished with true and correct copies of all correspondence and other filings made to or received from any Governmental Authority or self-regulatory organization regarding Gaines Berland or any of its Subsidiaries within the last three years.

                                (b) Without limiting the generality of Section
               3.6(a), there are, with respect to Gaines Berland and its Subsidiaries, no past or present material violations of any Environmental Laws, releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents or contractual obligations which may give rise to any common law or other legal liability, including, without limitation, liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the rules and regulations promulgated thereunder ("CERCLA"), or similar Laws.

               3.7 LEGAL PROCEEDINGS. Except as previously disclosed in writing, neither Gaines Berland nor any of its Subsidiaries (and to Gaines Berland's knowledge none of its officers, directors or employees) nor any of the Principal Shareholders is, a party to any pending or, to the knowledge of Gaines Berland, threatened, legal, administrative or other proceeding, arbitration or investigation relating to Gaines Berland's or any of its Subsidiaries' businesses or the securities business, and Gaines Berland has no knowledge of any set of facts which could reasonably be expected to result in any legal, administrative or other proceeding, arbitration or investigation involving any of them. Except as previously disclosed in writing, neither Gaines Berland nor any of its Subsidiaries (and to Gaines Berland's knowledge, none of its officers, directors or employees) is subject to any Order of any court, judicial entity, arbitral entity, self-regulatory organization or Governmental Authority. Each of Gaines Berland and its Subsidiaries and their respective officers, directors and employees is in compliance with the terms of each Order set forth on Schedule 3.7. None of the items set forth on Schedule 3.7 could, individually or in the aggregate, reasonably be expected to have a Gaines Berland Material Adverse Effect. Gaines Berland is of the reasonable belief, after consultation with counsel, and based upon Gaines Berland's reasonable belief as to how a court would apply the law to the facts, that the final resolution of the arbitration matter styled Gaines v. Gaines Berland et al. will not result in any material liability to Gaines Berland.

               3.8 BROKERS. Except as otherwise set forth on Schedule 3.8, neither Gaines Berland nor any of its Subsidiaries has employed any financial advisor, broker or finder and none has incurred and none will incur any broker's, finder's, investment banking or similar fees, commissions or expenses to any other party in connection with the transactions contemplated by this Agreement.

               3.9 ABSENCE OF MATERIAL ADVERSE CHANGES. Except as set forth on
Schedule 3.9, or otherwise expressly disclosed herein, from August 31, 1998 to the date hereof: (i) each of Gaines Berland and its Subsidiaries has conducted its businesses in the ordinary and usual course consistent with past practices;
(ii) there has been no occurrence which could reasonably be expected to cause or have a Gaines Berland Material Adverse Effect; (iii) neither Gaines Berland nor any of its Subsidiaries has engaged or agreed to engage in any of the actions described in Section 5.1 (except subsections (xiii) and (xvi) thereof).

               3.10 ARTICLES OF INCORPORATION, BYLAWS AND MINUTE BOOKS. True and complete copies of the Articles or Certificates of Incorporation, as amended to date, Bylaws, as amended to date, and minute books of Gaines Berland and its Subsidiaries have been delivered by Gaines Berland to Frost Hanna. Such documents contain complete and accurate records in all material respects and have embodied therein copies of minutes of all meetings and actions by written consent of the incorporators, boards of directors (and committees thereof) and shareholders of such entities from the date of incorporation to the date hereof; and such items accurately reflect all material actions taken by such Persons.

               3.11 CAPITALIZATION. The authorized capital stock of Gaines Berland consists solely of 1,000 shares of Gaines Berland Common Stock and 100,000 shares of preferred stock, par value $10.00 per share. The authorized capital stock of G-Trade consists of 200 shares of G-Trade Common Stock. The authorized capital stock of Holdings consists of 1,000,000 shares of Holdings Common Stock and 1,000,000 shares of Holding Preferred Stock. None of such preferred stock is issued and outstanding. There are 730 shares of Gaines Berland Common Stock issued and outstanding, which are legally and beneficially owned by the parties set forth on Schedule 3.11 hereto. There are 100 shares and 100 shares, respectively, of G-Trade Common Stock and Holdings Common Stock issued and outstanding, all of which are legally and beneficially owned by Gaines Berland. The Principal Shareholders own in the


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aggregate 567 shares of Gaines Berland Common Stock, and Gaines Berland owns 100 and 100 shares of G-Trade Common Stock and Holdings Common Stock, respectively, free and clear of any liens, charges, encumbrances, shareholders' agreements (except those referenced on Schedule 3.11, which shall be terminated prior to the Effective Time), voting agreements, rights of first refusal, voting trusts or other restrictions of any nature whatsoever, and a vote of such shares in favor of the Merger and the transactions contemplated hereby would be sufficient for shareholder approval thereof. Except as set forth on Schedule 3.11, to Gaines Berland's knowledge, no Gaines Berland Common Stock owned by any Person other than a Principal Shareholder is subject to any lien, charge, encumbrance, shareholders' agreement, voting agreement, right of first refusal, voting trust or other restriction. All shares of Gaines Berland's and each of its Subsidiaries' outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by Gaines Berland or any of its Subsidiaries from the date of incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of Gaines Berland or any of its Subsidiaries. All Taxes (including documentary stamp taxes) required to be paid in connection with the issuance by Gaines Berland or any of its Subsidiaries of their capital stock have been paid. All authorizations required to be obtained from or registrations required to be effected with any Person in connection with the issuances of securities by Gaines Berland, and each of its Subsidiaries from their respective dates of incorporation to the date hereof have been obtained or effected and all securities of Gaines Berland and its Subsidiaries have been issued in accordance with the provisions of all applicable securities and other Laws. G-Trade and Holdings are Gaines Berland's only Subsidiaries; and neither Holdings nor G-Trade has any Subsidiaries. Except as set forth on Schedule 3.11, neither Gaines Berland nor any of its Subsidiaries has any equity investment in any other corporation, association, partnership, joint venture or other entity, except for marketable securities of publicly-held companies held in the ordinary course of its brokerage business.

               3.12 RIGHTS, WARRANTS, OPTIONS. There are no outstanding: (i) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of Gaines Berland or any of its Subsidiaries or to which Gaines Berland or any of its Subsidiaries is a party; (ii) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of Gaines Berland or any of its Subsidiaries issued by Gaines Berland or any of its Subsidiaries or any other Person; or (iii) commitments, agreements or understandings of any kind to which Gaines Berland or any of its Subsidiaries is a party, including employee benefit arrangements, relating to the issuance or repurchase (except pursuant to existing agreements with shareholders) by Gaines Berland or any of its Subsidiaries of any capital stock or other equity interests of Gaines Berland or any of its Subsidiaries, any such securities or instruments convertible into or exchangeable for capital stock or other equity interests of Gaines Berland or any of its Subsidiaries or any such options, warrants or rights.

               3.13    PROPERTIES.

                                (a) Gaines Berland has valid title to all
               properties, interests in properties and assets (real and personal) as reflected in the balance sheets of Gaines Berland as of February 28, 1999 or acquired after February 28, 1999 (except properties, interests in properties and assets sold or otherwise disposed of since February 28, 1999, in the ordinary course of business to Persons other than Affiliates of Gaines Berland), and all of its other properties, interests in properties and assets (real and personal), free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except the lien of current Taxes not yet due and payable and liens which are not in the aggregate material. Schedule 3.13(a) lists all such liens and the properties and assets encumbered. None of Gaines Berland or its Subsidiaries own any real property.
               Schedule 3.13(a) lists each piece of real property leased or utilized by Gaines Berland or any its Subsidiaries, including the owner or lessee thereof, the location thereof and the use to which it is put by Gaines Berland and/or any of its Subsidiaries. The facilities and equipment of Gaines Berland and its Subsidiaries necessary to the operations of their business are in good operating condition and repair sufficient for the operation of their businesses as presently conducted. Gaines Berland has delivered to Frost Hanna a true and correct copy of all leases under which it or its Subsidiaries occupy real property. All of such leases are valid, subsisting and in full force and effect and all amounts due thereunder have been paid. There has been no material default under any such lease or any waiver, indulgence or postponement of performance. Gaines Berland and its Subsidiaries enjoy peaceful and undisturbed possession under such leases, none of which contain provisions which would materially impair or adversely affect their ability to operate their businesses as operated in the past or contemplated to be operated in the future. The continuation, validity and effectiveness of such leases will not be materially adversely effected by the transactions contemplated hereby. Except for those assets leased or licensed by Gaines Berland or its Subsidiaries and listed on
               Schedule 3.13(a), Gaines Berland or its Subsidiaries own all assets used in their business.


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

                                (b) Gaines Berland or one of its Subsidiaries
               owns, is licensed to use or is otherwise entitled to use, all material patents, trademarks, trade names, service marks, copyrights and applications for any of the foregoing, together with all other technology, know-how, tangible or intangible proprietary information or material and formulae used in or necessary to their businesses (the "Gaines Berland Intellectual Property"). Except as set forth on Schedule 3.13(b), no royalties, license fees or similar payments are payable in connection with the use of the Gaines Berland Intellectual Property. Schedule 3.13(b) lists all patents, trademarks, trade names, service marks, copyrights and applications included in the Gaines Berland Intellectual Property. Except as disclosed on
               Schedule 3.13(b), no claims have been asserted in writing to Gaines Berland or any of its Subsidiaries or, to the knowledge of Gaines Berland, otherwise asserted or threatened, by any Person
               (i) to the effect that the Gaines Berland Intellectual Property associated or utilized in connection with the provision of services or the sale or use of any product or process as now used or offered by Gaines Berland or any of its Subsidiaries infringes on any intellectual property rights of any other Person, (ii) against the use by Gaines Berland or any of its Subsidiaries of any of the Gaines Berland Intellectual Property or (iii) challenging or questioning the validity or effectiveness of any of the Gaines Berland Intellectual Property. All granted and issued patents and all registered trademarks and copyrights listed on Schedule 3.13(b) are valid and subsisting.

               3.14 GOVERNMENTAL AUTHORIZATIONS. Gaines Berland and its Subsidiaries and their respective officers, directors and employees have in full force and effect, and have in the past at all times had in full force and effect, all Consents and Permits required under applicable Law or by self-regulatory organizations for the ownership of their properties and operation of their businesses, free from unreasonable restrictions, including, but not limited to, those Consents and Permits necessary to enable them to sell securities in any jurisdiction in which any of them operates. Except as set forth on Schedule 3.14, none of the transactions contemplated hereby could reasonably be expected to have an adverse effect on the status of any such Permit or Consent or require Gaines Berland or any of its Subsidiaries or their Affiliates to obtain any additional Consent or Permit to continue to operate the business of Gaines Berland and its Subsidiaries as presently conducted. True and complete copies of all correspondence between Gaines Berland and its Subsidiaries and the Commission and all self-regulatory organizations since January 1, 1996 has been made available to Frost Hanna. A true and complete list of all such Consents and Permits is set forth on Schedule 3.14. There has at all times been compliance with all such Permits and Consents, except for non-compliance which has been, or is in the process of being, cured at a cost which is not material and without restrictions which are material.

               3.15 INSURANCE. Schedule 3.15 sets forth a list and description of all insurance policies existing as of the date hereof providing insurance coverage of any nature to Gaines Berland or any of its Subsidiaries. All such policies are in full force and effect and are enforceable in accordance with their terms, free of any right of termination on the part of any insurance carrier. Except as set forth on Schedule 3.15, no claims have been made under any such policy.

               3.16    EMPLOYMENT MATTERS.

                                (a) Labor Unions. None of the employees of
               Gaines Berland or any of its Subsidiaries is represented by any labor union, and neither Gaines Berland nor any of its Subsidiaries is subject to any labor or collective bargaining agreement. None of the employees of Gaines Berland or any of its Subsidiaries is known by Gaines Berland to be engaged in organizing any labor union or other employee group that is seeking recognition as a bargaining unit. Gaines Berland and its Subsidiaries have not experienced any strike, work stoppage or labor disturbance with any group of employees, and to Gaines Berland's knowledge, no set of facts exists which could reasonably be expected to lead to any of the foregoing events.

                                (b) Employment Policies. Except as set forth on
               Schedule 3.16(b), Gaines Berland has provided to Frost Hanna, and FHGB, all of Gaines Berland's and its Subsidiaries' employee policies (written or otherwise), employee manuals or other written statements of rules or policies concerning employment.

                                (c) Employment Agreements. Except as set forth
               on Schedule 3.16(c), there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between Gaines Berland or any of its Subsidiaries and any officer, director, consultant or employee. Except as set forth on Schedule 3.16(c), the terms of employment or engagement of all employees, agents, consultants and professional advisors of Gaines Berland or any of its Subsidiaries are such that their employment or engagement may be terminated by not more than two weeks' notice given at any time without liability for payment of compensation or damages and neither Gaines Berland nor any of its


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

               Subsidiaries has entered into any agreement or arrangement for the management of its business or any part thereof other than with its directors or employees.

                                (d) Employee Benefit Plans. Schedule 3.16(d)
               sets forth a complete list of all pension, retirement, stock purchase, stock bonus, stock ownership, stock option, profit sharing, savings, medical, disability, hospitalization, insurance, deferred compensation, bonus, incentive, welfare or any other employee benefit plan, policy, agreement, commitment, arrangement or practice currently or previously maintained by Gaines Berland or its Subsidiaries for any of their directors, officers, consultants, employees, former employees, or spouses or dependents of employees or former employees (the "Gaines Berland Plans"). Schedule 3.16(d) also identifies each Gaines Berland Plan which constitutes an "employee pension benefit plan" ("Gaines Berland Pension Plan") or an "employee welfare benefit plan" ("Gaines Berland Welfare Plan"), as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA"). True and accurate copies of all Gaines Berland Plans, together with the most recent annual reports and summary plan descriptions, have been furnished to Frost Hanna and in the case of any unwritten Gaines Berland Plan, a written description has been furnished to Frost Hanna. No Gaines Berland Plans is a "multiemployer plan," as such term is defined in ERISA, or is subject to Title IV of ERISA. No Gaines Berland Plan is or was a defined benefit plan as defined in Section 3(35) of ERISA or a pension plan subject to the funding standards of Section 302 of ERISA or Section 412 of the Code. Gaines Berland has the right to amend or terminate, without the consent of any other person, each Gaines Berland Plan, except as proscribed by law. The termination of the Old Gaines Berland Plan has not and will not result in any cost, expense or liability to Gaines Berland in excess of $10,000 in the aggregate.

      Each Gaines Berland Pension Plan has been determined by the IRS to be qualified under Section 401(a) of the Code, and each such plan remains so qualified; and, no facts or circumstances exist which could result in the revocation of such qualification. Each Gaines Berland Welfare Plan which is intended to meet the requirements for tax-favored treatment under Subchapter B of Chapter 1 of the Code to Gaines Berland's knowledge meets such requirements. Each Gaines Berland Plan has been administered in accordance with its terms and the Code, and each Gaines Berland Pension Plan and Gaines Berland Welfare Plan has been administered in accordance with ERISA. With respect to each Gaines Berland Plan, all reports, returns and similar documents required to be filed with any governmental agency or distributed to any participant have been duly or timely filed or distributed. No facts or circumstances exist which might give rise to any liability of Gaines Berland or any of its Subsidiaries to the Pension Benefit Guaranty Corporation or any successor agency (the "PBGC") or which could reasonably be anticipated to result in any claims being made against Gaines Berland, Frost Hanna or any Subsidiary thereof by the PBGC. No facts or circumstances exist which might give rise to any liability of any Gaines Berland Plan, Gaines Berland, Frost Hanna or any Subsidiary thereof to any other Person. Gaines Berland has paid all amounts required under applicable Law, any Gaines Berland Pension Plan and any Gaines Berland Welfare Plan to be paid as a contribution to each Gaines Berland Pension Plan and Gaines Berland Welfare Plan through the date hereof. Gaines Berland set aside adequate reserves to meet contributions which are not yet due under any Gaines Berland Pension Plan or Gaines Berland Welfare Plan. Neither Gaines Berland, any of its Subsidiaries nor any other Person has engaged in any transaction or taken any other action with respect to any Gaines Berland Plan which would subject Gaines Berland, Frost Hanna or any Subsidiary thereof to: (i) any Tax, penalty or liability for prohibited transactions under ERISA or the Code; (ii) any Tax under Code Sections 4971, 4972, 4976, 4977 or 4979; or (iii) a penalty under ERISA Sections 502(c) or 502(l). None of Gaines Berland or any of its Subsidiaries, or any director, officer or employee of Gaines Berland or any of its Subsidiaries, to the extent it or he is a fiduciary with respect to any Gaines Berland Pension Plan or Gaines Berland Welfare Plan, has breached any of its or his responsibilities or obligations imposed upon fiduciaries under ERISA or the Code or which could result in any claim being made under, by or on behalf of any Gaines Berland Pension Plan or Gaines Berland Welfare Plan or any participant or beneficiary thereof. Each Gaines Berland Welfare Plan which is a group health plan within the meaning of Code Section 5000(b)(1) complies in all material respects with and in each and every case has complied in all material respects with the applicable requirements of Code Section 4980B and Part 6 of Title I of ERISA and the Health Insurance Portability and Accountability Act of 1996. No Gaines Berland Welfare Plan is a multi-employer welfare arrangement as defined in Section 3(40) of ERISA. The consummation of the transactions contemplated by this Agreement will not entitle any individuals to severance, separation or termination pay, or similar benefits, and will not accelerate the time of payment or vesting or increase the amount of compensation due to any individual.


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                                (e) Personnel. Schedule 3.16(e) sets forth the
               names of all directors and officers of Gaines Berland and each of its Subsidiaries. Except as disclosed in the Gaines Berland Financial Statements, there are no material sums due to any of Gaines Berland's or any of its Subsidiary's employees.

                                (f) Labor Practices. No unfair labor practice
               complaints have been filed against Gaines Berland or any of its Subsidiaries, and neither Gaines Berland nor any of its Subsidiaries has received any notice or communication reflecting any intention or threat to make or file such a complaint. No person has made any claim, and to the knowledge of Gaines Berland, there is no basis for any claim against Gaines Berland or any of its Subsidiaries arising out of any Law relating to discrimination, employment practices or employee complaints of illegal activity. Neither Gaines Berland nor either of its Subsidiaries has terminated any employee nor does either have any plans to terminate any employee which could give rise to liability under the Worker Adjustment and Retraining Notification Act.

               3.17    MATERIAL AGREEMENTS.

                                (a) Schedule 3.17 sets forth a list of all
               written and oral agreements, arrangements or commitments (collectively, the "Gaines Berland Material Agreements") to which either Gaines Berland or any of its Subsidiaries is a party or by which it or any of their respective assets are bound which are material to the financial position or results of operations of Gaines Berland and its Subsidiaries on a consolidated basis, including, but not limited to: (i) contract, commitment, agreement or relationship resulting in a commitment or potential commitment for expenditure or other obligation or potential obligation, or which provides for the receipt or potential receipt, involving in excess of $100,000, or series of related contracts, commitments, agreements or relationships that in the aggregate give rise to rights or liabilities exceeding such amount; (ii) contract or commitment for the employment or retention of any employee, consultant or agent or any other type of contract with any employee, consultant or agent providing for annual payments in excess of $100,000; (iii) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment relating to the borrowing of money, encumbrance of assets or guaranty of any obligation; (iv) licensing or royalty agreements or agreements providing for other similar rights or agreements with third parties relating to the supply or use of products or materials or any intellectual property; (v) any plan of a type referenced in Section 3.16; (vi) agreements which restrict Gaines Berland or any of its Subsidiaries from engaging in any line of business or from competing with any other Person anywhere in the world; (vii) arrangements for the sale of any of the assets, property or rights of Gaines Berland or any of its Subsidiaries, except for agreements to sell products or services in the ordinary course of business consistent with past practices; (viii) agreement, contract or arrangement with any Affiliate of Gaines Berland or any of its Subsidiaries or any Affiliate of any officer, director or employee of Gaines Berland or any of its Subsidiaries; (ix) guaranty of the obligations of any third party; (x) any indemnification, contribution or similar agreement or arrangement pursuant to which Gaines Berland or any of its Subsidiaries may be required to make or is entitled to receive any indemnification or contribution to or from any other Person except to the extent provided in the Articles of Incorporation or Bylaws of Gaines Berland; (xi) agreement with any self-regulatory organization and clearing agreement; (xii) contract regarding the purchase or sale of Gaines Berland or any of its Subsidiaries' securities; or (xiii) any other contract, agreement or instrument which cannot be terminated without penalty to Gaines Berland and/or its Subsidiaries upon the provision of not greater than 30 days notice. True and complete copies of all Gaines Berland Material Agreements have been delivered to Frost Hanna.

                                (b) Except as set forth on Schedule 3.17, all
               Gaines Berland Material Agreements have been entered into on an "arms-length" basis with parties who are not Affiliates of Gaines Berland. The Gaines Berland Material Agreements are each in full force and effect and are the valid and legally binding obligations of Gaines Berland or the applicable Subsidiary which is a party to same and, to Gaines Berland's knowledge, have not been materially breached by any of the other parties thereto and are valid and binding obligations of the other parties thereto. Neither Gaines Berland nor any of its Subsidiaries is in default under its Articles or Certificate of Incorporation or Bylaws or in material default or alleged material default under any Material Agreement to which it is a party, and no event has occurred which with the giving of notice or lapse of time or both would constitute such a default. Except as set forth on Schedule 3.17, the continuation, validity and effectiveness of each Gaines Berland Material Agreement under the current terms thereof will in no way be affected by the consummation of the transactions contemplated hereby and all of such items will inure to the benefit of Frost Hanna (as the parent of the surviving corporation in the Merger). Either Gaines Berland or one of its Subsidiaries has performed all the obligations required to be performed by it to date and is not in


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

               material default or alleged to be in material default in any respect under any agreement, lease, contract, commitment, instrument or obligation required to be listed or described on any schedule to this Agreement, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a default by it or, to the best of its knowledge, any other party to any of the foregoing.

               3.18 LIST OF ACCOUNTS. Schedule 3.18 sets forth, as of the date hereof: (i) the name and address of each bank or other institution in which Gaines Berland or any of its Subsidiaries maintains an account (cash, securities or other) or safe deposit box; (ii) the name and phone number of the contact person at such bank or institution; (iii) the account number of the relevant account and a description of the type of account; and (iv) the persons authorized to transact business in such accounts.

               3.19 INVENTORY OF SECURITIES. Except as set forth on Schedule 3.19, neither Gaines Berland nor its Subsidiaries, as of the date hereof, has any ownership positions (long, short or otherwise) in the securities of any publicly-held company valued in excess of $100,000.

               3.20 RELATED PARTY TRANSACTIONS. Except as set forth on Schedule 3.20, no director, officer, shareholder or employee of Gaines Berland or any of its Subsidiaries or any Principal Shareholder (individually a "Gaines Berland Related Party" and collectively the "Gaines Berland Related Parties") or any Affiliate of any Gaines Berland Related Party: (i) owns (or during the past three years has owned), directly or indirectly, any interest in any Person which is a competitor or potential competitor of Gaines Berland, or a supplier or potential supplier of Gaines Berland, except for the ownership of not more than 4.9% of the outstanding stock of any company listed by a national stock exchange or the NASDAQ stock market or the OTC bulletin board, (ii) owns (or during the past three years has owned), directly or indirectly, in whole or in part, any material property, asset (other than cash) or right, real, personal or mixed, tangible or intangible, which is associated with or necessary in the operation of the business of Gaines Berland; or (iii) has (or during the past three years has had) an interest in or is (or during the past three years has been), directly or indirectly, a party to any contract, agreement, lease or arrangement pertaining or relating to Gaines Berland.

               3.21    TAX MATTERS.

                                (a) Except as set forth on Schedule 3.21(a), all
               federal, state, local and foreign Tax returns and Tax reports, if any, required to be filed with respect to the business or assets of Gaines Berland and its Subsidiaries have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns and reports are required to be filed; all of the foregoing as filed are true, correct and complete, and reflect accurately all liability for Taxes of Gaines Berland and its Subsidiaries for the periods for which such returns relate; and all amounts shown as owing thereon have been paid. None of such returns or reports have been audited by any Governmental Authority.

                                (b) All Taxes, if any, payable by Gaines Berland
               or its Subsidiaries or relating to or chargeable against any of their assets, revenues or income have been fully paid by such date or provided for by adequate reserves in the Gaines Berland Financial Statements, and available to Gaines Berland and all similar items due through the Closing will have been fully paid by that date or provided for by adequate reserves on the books of Gaines Berland and its Subsidiaries, which reserves shall remain available to Gaines Berland, through the Closing.

                                (c) None of Gaines Berland or any of its
               Subsidiaries will have any liability with respect to any such Taxes including, but not limited to, interest and/or penalties, in excess of the amount so paid or the reserves so established on the books of Gaines Berland and its Subsidiaries. Neither Gaines Berland nor any of its Subsidiaries is delinquent in the payment of any Tax. No deficiencies for any Tax have been asserted against Gaines Berland or any of its Subsidiaries with respect to any Taxes which have not been paid, settled or adequately provided for and there exists no basis for the making of any such deficiency, assessment or charge.

                                (d) Neither Gaines Berland nor any of its
               Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to federal, state, local or foreign taxation.


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
               3.22 GUARANTIES. Except as set forth on Schedule 3.22, neither Gaines Berland nor any of its Subsidiaries is a party to any Guaranty.

               3.23 ABSENCE OF CERTAIN BUSINESS PRACTICES. No employee or agent of Gaines Berland or any of its Subsidiaries, and no officer or director or Principal Shareholder of Gaines Berland or any of its Subsidiaries and no other Person acting at the direction of any of the foregoing or associated or Affiliated with Gaines Berland or any of its Subsidiaries, and no other Person for whom Gaines Berland or any of its Subsidiaries may be responsible, acting alone or together, has (i) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom Gaines Berland or any of its Subsidiaries has done business directly or indirectly, or (ii) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of Gaines Berland and any of its Subsidiaries (or assist Gaines Berland or any of its Subsidiaries in connection with any actual or proposed transaction), in either event which (a) may subject Gaines Berland or any of its Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (b) if not given, may have an adverse effect on the results of operations, assets, business, operations or prospects of Gaines Berland or any of its Subsidiaries or may lead to suit or penalty in any private or governmental litigation or proceeding. None of the foregoing Persons has, directly or indirectly, offered, paid, or agree to pay to any Person or solicited, received or agreed to receive from any such Person, directly or indirectly, any money or anything of value for the purpose or with the intent of (i) obtaining or maintaining business for Gaines Berland or any of its Subsidiaries, (ii) facilitating the purchase or sale of any product or service, or (iii) avoiding the imposition of any fine or penalty, in any manner which is in violation of any applicable Law.

               3.24 PROXY STATEMENT AND DISCLOSURE DOCUMENTS. None of the information relating to Gaines Berland or any of its Subsidiaries included in the Frost Hanna Proxy Statement or the Gaines Berland Disclosure Document at the respective times that they are mailed to Frost Hanna's and Gaines Berland's shareholders and at the times the Frost Hanna and Gaines Berland shareholders' meetings take place to approve the Merger (subject, if required, to a reasonable period of time for the parties hereto to take such action necessary to supplement or amend such documents), contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All information in such documents relating to Gaines Berland, including any amendments thereto, will comply with, and the Gaines Berland Disclosure Document shall be distributed to Gaines Berland's shareholders in accordance with applicable Laws and Gaines Berland's Articles of Incorporation and Bylaws.

               3.25    BROKER-DEALER REGISTRATION; REGULATORY ISSUES.

                                (a) Except as set forth on Schedule 3.25, Gaines
               Berland is registered as a broker-dealer with the Commission and the New York Bureau of Securities, and is a member in good standing of the NASD, and G-Trade has made (or will make) all filings necessary to apply therefor.

                                (b) Gaines Berland has filed all Form BDs
               (including all amendments thereto) required to be filed with the Commission, each of which has complied with the Exchange Act, as amended, each as in effect on the date so filed. Gaines Berland has heretofore furnished to Frost Hanna correct and complete copies of such Form BDs (including all amendments thereto). None of such Form BDs contained, when filed, any untrue statement of material fact required to be stated or incorporated by reference therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent amended or superseded by a subsequent filing with the Commission (a copy of which has been provided to Frost Hanna prior to the date hereof), none of the Form BDs (including all amendments thereto) contains any untrue statement of a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All copies of such Form BDs (including all amendments thereto) required to be filed with any state have been filed in a timely manner. Gaines Berland is not subject to the Investment Advisors Act of 1940.

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
                                (c) Gaines Berland has filed all SRO Reports
               required to be filed with any self-regulatory organizations since January 1, 1995, each of which has complied with the rules of the self-regulatory organization, each as in effect on the date so filed. Gaines Berland has heretofore furnished to Frost Hanna correct and complete copies of the SRO Reports. None of the SRO Reports contained, when filed, any untrue statement of material fact required to be stated or incorporated by reference therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent revised or superseded by a subsequent filing with the self-regulatory organization (a copy of which has been provided to Frost Hanna prior to the date thereof), none of the SRO Reports contains any untrue statement of a material fact or omits to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                (d) Gaines Berland has registered as a
               broker-dealer in each jurisdiction in which such registration has been required since January 1, 1995. Gaines Berland has filed or caused to be filed all forms, reports, statements, and documents (including all Form U-4s on behalf of registered representatives) required to be filed with any state since January 1, 1995. Any such forms, reports, statements, and documents are accurate in all material respects.

                                (e) True and correct copies of all DRP's with
               respect to Gaines Berland personnel have been made available to Frost Hanna. A true and correct copy of all audits, inspections and reports of, and correspondence from and to, all self regulatory organizations within the last three years with respect to Gaines Berland have been made available to Frost Hanna. A true and complete copy of Gaines Berland's focus reports for the last three fiscal years has been made available to Frost Hanna, as well as a true and complete copy of the compliance manuals of Gaines Berland. Such focus reports have been prepared and filed in compliance with all NASD rules and regulations. True and complete copies of Gaines Berland's clearing agreement, NASD restriction letter, form of customer agreement, and agreements concerning discretionary accounts have been made available to Frost Hanna. Set forth on Schedule 3.25 is a list of all audits, citations relating to the business of Gaines Berland, complaints and or pending disciplinary proceedings and known regulatory proceedings relating to Gaines Berland or its personnel. Schedule
               3.25 also sets forth a true and complete list of all branch offices of Gaines Berland and their addresses and dates of commencement of operations. Schedule 3.25 also sets forth a list of all SIPC claims since January 1, 1996. Gaines Berland obtained all necessary Permits and Consents from NASD and all Governmental Authorities to operate such branch offices.

                                (f) All customer complaints reportable pursuant
               to NASD Notice to Members 95-81 (including all amendments thereto and NASD interpretations thereof) ("95-81") which have been made against Gaines Berland or its registered representatives in writing since January 1, 1996, have been reported in accordance with 95-81, all such complaints are set forth in Schedule 3.25, and copies of each such complaint have been made available to Frost Hanna. Except as noted on Schedule 3.25 none of such complaints which have been disposed of currently requires any payment or other action to be made by Gaines Berland. Gaines Berland is in compliance with all net capital rules and all net capital regulations of NASD and the Commission.

                                (g) To the best of Gaines Berland's knowledge,
               the reserves set forth in the Gaines Berland Financial Statements as of February 28, 1999, are reasonably expected to be adequate and sufficient to satisfy all liabilities, contingent or otherwise, with respect to any and all filed, pending, known customer complaints ("Customer Complaints"), including any and all regulatory proceedings, investigations or actions, whether pending or known. There are no known threatened Customer Complaint, regulatory proceedings, investigations or actions which individually or in the aggregate could reasonably be expected to have a material impact on such reserves. Gaines Berland has no current intention to cause Frost Hanna to go private, or to have or cause its capital stock to become delisted from any exchange or any inter-dealer quotation system, or to become liquidated or dissolved after the Effective Time.

                                (h) To the best of Gaines Berland's knowledge,
               Gaines Berland has complied with all material restrictions on the operation of its business set forth in any NASD restriction letter, as amended. To the best of Gaines Berland's knowledge, Gaines Berland has complied with all the material terms prescribed in its compliance manuals and written supervisory manuals.

               3.26 YEAR 2000 PROBLEMS. To Gaines Berland's knowledge, all Year 2000 Problems (as defined below) with respect to the internal systems of Gaines Berland and its Subsidiaries have been (or, prior to December 31, 1999, will be) corrected, remediated and resolved, except where the failure to do so could not reasonably be expected to have a Gaines Berland Material Adverse Effect, individually or in the aggregate. "Year 2000 Problems" shall mean, with respect to Gaines Berland and its Subsidiaries, limitations on the capacity or readiness of any of their Year 2000 Date-Sensitive Systems/Components to accurately accept, create, manipulate, short, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information among Year 2000 Date-Sensitive Systems/Components of Gaines Berland and its Subsidiaries and exchanges of information among them and Year 2000 Date-Sensitive Systems/Components of third parties and functionality of peripheral interfaces, firmware and embedded microchips. "Year 2000 Date-Sensitive System/Component" shall mean, as to any Person, any system software, network software, applications software, data base, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately, such systems and components shall include, without limitation, mainframe computers, file server/client systems, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems. Gaines Berland has completed its Form BD-Y2K in accordance with NASD rules and regulations and the instructions thereto, and filed such Form in a timely manner; the information contained therein is true, correct and complete; and a true, correct and complete copy thereof has been provided to Frost Hanna.

               3.27 INVESTMENT REPRESENTATIONS. Each of the shareholders of Gaines Berland has had (or prior to the meeting of Gaines Berland's shareholders contemplated hereby will have) both the opportunity to ask questions of and receive answers from the officers and directors of Gaines Berland, and Frost Hanna with respect to the transactions contemplated hereby and the business of the parties hereto, and to receive such additional information as they have requested with respect thereto. Each shareholder of Gaines Berland has represented that he is an "Accredited Investor" within the meaning of Regulation D promulgated under the Securities Act and that he is a sophisticated investor; and Gaines Berland has no reasonable basis to believe that any such representation is not true. The name of each legal and beneficial owner of interests in the shares of Gaines Berland is set forth on Schedule 3.27 and, except as set forth on Schedule 3.27, each such owner is a bona fide resident of the State of New York. Each shareholder of Gaines Berland has been provided with a copy of this Agreement and the Commission filings referred to herein.

               3.28 SUBSCRIPTION RECEIVABLES; ENERGY FUND. All subscription receivables which have ever been reflected on any Gaines Berland Financial Statement have subsequently been paid in full or otherwise satisfied to Gaines Berland. Gaines Berland Energy Fund, L.P. will be terminated, liquidated and dissolved, all at no cost, liability or expense to Gaines Berland or any Subsidiary, and it is not engaged in any business activities.

      3.29 DISCLOSURE. No representation or warranty of Gaines Berland contained in this Agreement or the schedules hereto, and no certificate or notice furnished by or on behalf of Gaines Berland or any of its Subsidiaries to Frost Hanna or its agents pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. None of the Principal Shareholders or any executive officer or director of Gaines Berland or any of its Subsidiaries has been the subject of any of the events referenced in Section 401(f) of Regulation S-K.


                                       IV
             REPRESENTATIONS AND WARRANTIES OF FROST HANNA AND FHGB

      In order to induce Gaines Berland to enter into this Agreement and to consummate the transactions contemplated hereby, Frost Hanna and FHGB jointly and severally make the representations and warranties set forth below to Gaines Berland.

               4.1 ORGANIZATION. Each of Frost Hanna and FHGB is a corporation duly organized, validly existing and in good standing under the Laws of its state of incorporation. Each of Frost Hanna and FHGB is duly qualified to transact business as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition, results of operations, assets, liabilities, prospects or business of Frost Hanna and FHGB on a consolidated basis (a "Frost Hanna Material Adverse Effect"). Each jurisdiction in which Frost Hanna or FHGB is qualified to transact business as a foreign corporation is listed on Schedule 4.1.

Each of Frost Hanna and FHGB has the corporate authority to (i) own or lease and operate its properties and (ii) conduct its business as presently conducted. Each of Frost Hanna and FHGB has the corporate authority to execute, deliver and perform this Agreement.

               4.2 AUTHORIZATION; ENFORCEABILITY. Subject to the receipt of shareholder approval, the execution, delivery and performance of this Agreement by Frost Hanna and FHGB and the consummation by Frost Hanna and FHGB of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Frost Hanna and FHGB. This Agreement has been duly executed and delivered by Frost Hanna and FHGB and constitutes the legal, valid and binding obligations of them, enforceable against them in accordance with their terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other Laws relating to or affecting the enforcement of creditors' rights generally or by general principles of equity.

               4.3 NO VIOLATION OR CONFLICT. Except as set forth on Schedule 4.3, the execution, delivery and performance by Frost Hanna and FHGB of this Agreement and the consummation by Frost Hanna, and FHGB of the transactions contemplated hereby; (i) do not and will not violate or conflict with any provision of Law or any Order specifically naming Frost Hanna or any of its Subsidiaries, or any provision of Frost Hanna's or FHGB's Articles of Incorporation or Bylaws; and (ii) do not and will not, with or without the passage of time or the giving of notice, (a) result in the breach of, or constitute a default, cause the acceleration of performance, permit the unilateral modification or termination of, or require any Consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Frost Hanna or any of its Subsidiaries pursuant to, any material instrument or agreement to which Frost Hanna or any of its Subsidiaries is a party or by which Frost Hanna or any of its Subsidiaries or their respective properties may be bound or affected; or (b) result in any violation, suspension, revocation, impairment, forfeiture or nonrenewal of any Permit or Consent.

               4.4 CONSENT OF GOVERNMENTAL AUTHORITIES. Other than in connection with the Florida BCA, the New York BCL, the Exchange Act, the Securities Act of 1933, as amended ("Securities Act"), and the state securities Laws of any jurisdiction, no Consent or Permit from, of or with any Governmental Authority is required to be made by Frost Hanna or FHGB in connection with the execution, delivery or performance by Frost Hanna or FHGB of this Agreement or the consummation by Frost Hanna or FHGB of the transactions contemplated hereby. There is no unresolved objection to the Merger made by any Governmental Authority or self-regulatory organization.

               4.5 FINANCIAL STATEMENTS; COMMISSION REPORTS. Except as set forth on Schedule 4.5, the financial statements of Frost Hanna included in the Frost Hanna Commission Reports (the "Frost Hanna Financial Statements"), as of the dates thereof, and for the periods covered thereby: (i) have been prepared in accordance with the books of account and records of Frost Hanna; (ii) fairly present in all material respects Frost Hanna's financial condition, assets, liabilities and equity as of the dates thereof; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied. Other than as disclosed by the Frost Hanna Financial Statements dated March 31, 1999 or on Schedule 4.5, neither FHGB nor Frost Hanna has any liabilities, commitments or obligations (which reasonably could be expected to be material to Frost Hanna and FHGB on a consolidated basis) of any nature whatsoever, whether accrued, contingent or otherwise (other than nonmaterial liabilities, commitments or obligations incurred since March 31, 1999 in the ordinary course of business consistent with past practices to Persons other than Affiliates of Frost Hanna) or any unrealized or anticipated losses (which reasonably could be expected to be material to Frost Hanna) from any commitments of Frost Hanna, and, to Frost Hanna's knowledge, there is no reasonable basis for assertion against Frost Hanna of any such liability, commitment, obligation or loss. Any supporting schedules included in the Frost Hanna Commission Reports present fairly, in all material respects, the information required to be stated therein. Such Frost Hanna Financial Statements and supporting schedules: (i) were prepare in accordance with Regulation S-X promulgated by the Commission; (ii) present fairly in all material respects the financial condition of Frost Hanna and the results of operations as at and for the respective periods then ended; and (iii) except as otherwise noted in the Frost Hanna Commission Reports, were prepared in conformity with generally accepted accounting principals applied on a consistent basis. To the extent any such Frost Hanna Financial Statements and supporting schedules are audited, they were audited by independent public accountants within the meaning of the rules promulgated by the Commission. Frost Hanna has heretofore furnished or made available to Gaines Berland entire and complete copy of each report (the "Frost Hanna Commission Report") filed by Frost Hanna with the Commission pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act") since its inception. None of the Frost Hanna Commission Reports, as of the dates they were respectively filed with the Commission, contained any untrue statement of a Material fact or omitted to state or material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.



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               4.6     COMPLIANCE WITH LAWS.

                                (a) Each of Frost Hanna and FHGB is in
               compliance with all Laws and Orders applicable to it or its properties. Neither Frost Hanna nor FHGB has received notification from any Governmental Authority asserting that it may not be in compliance with or may have violated any of the Laws which said Governmental Authority enforces, or threatening to revoke any Consent or Permit, and neither Frost Hanna nor FHGB is subject to any agreement or consent decree with any Governmental Authority arising out of previously asserted violations. Gaines Berland has been furnished with true and correct copies of all records of inspections and reports of any of Frost Hanna's or FHGB's businesses or properties since incorporation under applicable Laws or conducted by insurance companies, consultants or other Persons; and all deficiencies noted therein have been corrected. Gaines Berland has been furnished with true and correct copies of all correspondence and other filings made to or received from any Governmental Authority regarding Frost Hanna or FHGB since their incorporation.

                                (b) There are, with respect to Frost Hanna and
               FHGB, no past or present violations of any Environmental Laws, releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents or contractual obligations which may give rise to any common law or other legal liability, including, without limitation, under CERCLA or similar state or local laws.

               4.7 LEGAL PROCEEDINGS. Except as set forth on Schedule 4.7, neither Frost Hanna nor FHGB is, nor since incorporation has been, a party to any pending or, to the knowledge of Frost Hanna, threatened, legal, administrative or other proceeding, arbitration or investigation, and Frost Hanna has no knowledge of any set of facts which could reasonably be expected to result in any legal, administrative or other proceeding, arbitration or investigation involving Frost Hanna or FHGB. Except as set forth on Schedule 4.7, neither Frost Hanna nor FHGB is subject to any Order of any court or Governmental Authority. Each of Frost Hanna and FHGB is in compliance with the terms of each Order set forth on Schedule 4.7. None of the items set forth on
Schedule 4.7 could, individually or in the aggregate, reasonably be expected to have a Frost Hanna Material Adverse Effect.

               4.8 BROKERS. Except as set forth on Schedule 4.8, neither Frost Hanna nor FHGB has employed any financial advisor, broker or finder and none has incurred and none will incur any broker's, finder's, investment banking or similar fees, commissions or expenses to any other party in connection with the transactions contemplated by this Agreement.

               4.9 ABSENCE OF MATERIAL ADVERSE CHANGES. Except as set forth on
Schedule 4.9, from March 31, 1999 to the date hereof: (i) each of Frost Hanna and FHGB has conducted its businesses in the ordinary and usual course consistent with past practices; (ii) there has been no occurrence which is reasonably likely to cause Frost Hanna Material Adverse Effect; and (iii) neither Frost Hanna nor FHGB has engaged or agreed to engage in any of the actions described in Section 5.1 (except subsections (xiii) and (xvi) thereof).

               4.10 ARTICLES OF INCORPORATION, BYLAWS AND MINUTE BOOKS. True and complete copies of the Articles of Incorporation, as amended to date, Bylaws, as amended to date, and minute books of Frost Hanna and FHGB have been delivered by Frost Hanna to Gaines Berland. Such documents books contain complete and accurate records in all material respects and have embodied therein copies of minutes of all meetings and actions by written consent of the incorporators, boards of directors (and committees thereof) and shareholders of such entities from the date of incorporation to the date hereof; and such items accurately reflect all material actions taken by such Persons.

               4.11 CAPITALIZATION. As of the date hereof, the authorized capital stock of Frost Hanna consists of 100,000,000 shares of Frost Hanna Common Stock, of which 2,657,202 shares are issued and outstanding. All shares of Frost Hanna's and FHGB's outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by Frost Hanna or FHGB from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of Frost Hanna or FHGB. All Taxes (including documentary stamp taxes) required to be paid in connection with the issuance by Frost Hanna or FHGB of Frost Hanna's and FHGB's capital stock have been paid. All authorizations required to be obtained from or registrations required to be effected with any Person in connection with the issuances of securities by Frost Hanna and FHGB from their respective dates of incorporation to the date hereof have been obtained or effected and all securities of Frost Hanna and FHGB have been issued in accordance with the provisions of all applicable securities and other Laws. The authorized capital stock of FHGB consists


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of 100 shares of FHGB Common Stock, all of which are issued and outstanding and owned by Frost Hanna, free and clear of all liens, charges, claims or encumbrances. FHGB is Frost Hanna's sole Subsidiary. Neither Frost Hanna nor FHGB has any equity investment in any other corporation, association, partnership, joint venture or other entity. Except as set forth on Schedule 4.11, Frost Hanna has granted no registration rights with respect to Frost Hanna Common Stock.

               4.12 RIGHTS, WARRANTS, OPTIONS. Except as set forth on Schedule 4.12, there are no outstanding: (i) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of Frost Hanna or FHGB or any other Person issued by Frost Hanna or FHGB or to which Frost Hanna or FHGB is a party; (ii) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of Frost Hanna or FHGB issued by Frost Hanna or FHGB; or (iii) commitments, agreements or understandings of any kind to which Frost Hanna or FHGB is a party, including employee benefit arrangements, relating to the issuance or repurchase by Frost Hanna or FHGB of any capital stock or other equity interests of Frost Hanna or FHGB, any such securities or instruments convertible into or exchangeable for capital stock or other equity interests of Frost Hanna or any such options, warrants or rights.

               4.13 PROPERTIES. Frost Hanna and FHGB have valid title to all properties, interests in properties and assets as reflected in the consolidated balance sheet of Frost Hanna as of March 31, 1999 or acquired after March 31, 1999 (except properties, interests in properties and assets sold or otherwise disposed of since March 31, 1999 in the ordinary course of business to Persons other than Affiliates of Frost Hanna), free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except the lien of current Taxes not yet due and payable. Frost Hanna and FHGB own no real property. Schedule 4.13 lists each piece of real property leased by Frost Hanna. The facilities and equipment of Frost Hanna and FHGB necessary to the operations of their business are in good operating condition and repair sufficient for the operation of the business as presently conducted. Except for those assets leased or licensed by Frost Hanna or FHGB and listed on Schedule 4.13, Frost Hanna or FHGB own all assets used in their business.

               4.14 GOVERNMENTAL AUTHORIZATIONS. Frost Hanna and FHGB have in full force and effect all Consents and Permits required under applicable Law for the ownership of their properties and operation of their businesses as presently operated free from unreasonable restrictions. Except as set forth on Schedule 4.14, none of the transactions contemplated hereby could reasonably be expected to have an adverse effect on the status of any such Permit. None of the transactions contemplated hereby could reasonably be expected to have an adverse effect on the status of any such Permit or Consent or require Frost Hanna or its Affiliates to obtain any additional Consent or Permit to continue to operate its business as previously conducted. A true and complete list of all such Consents and Permits is set forth on Schedule 4.14. There has at all times been compliance with all such Permits and Consents.

               4.15 INSURANCE. Schedule 4.15 sets forth a list and description of all insurance policies existing as of the date hereof providing insurance coverage of any nature to Frost Hanna and FHGB. All such policies are in full force and effect and are enforceable in accordance with their terms, free of any right of termination on the part of any insurance carrier. No claims have been made on any such policies.

               4.16    EMPLOYMENT MATTERS.

                                (a) LABOR UNIONS. None of the employees of Frost
               Hanna or FHGB is represented by any labor union, and neither Frost Hanna or FHGB is subject to any labor or collective bargaining agreement. None of the employees of Frost Hanna or FHGB is known by Frost Hanna to be engaged in organizing any labor union or other employee group that is seeking recognition as a bargaining unit. Frost Hanna and FHGB have not experienced any strike, work stoppage or labor disturbance with any group of employees, and to Frost Hanna's knowledge, no set of facts exists which could reasonably be expected to lead to any of the foregoing events.

                                (b) EMPLOYMENT POLICIES. Frost Hanna has
               provided to Gaines Berland all of Frost Hanna's and FHGB's employee policies (written or otherwise), employee manuals or other written statements of rules or policies concerning employment.


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
                                (c) EMPLOYMENT AGREEMENTS. Except as set forth
               on Schedule 4.16(c), there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between Frost Hanna or FHGB and any officer, director, consultant or employee. Except as set forth on Schedule 4.16(c), the terms of employment or engagement of all employees, agents, consultants and professional advisors of Frost Hanna and FHGB are such that their employment or engagement may be terminated by not more than two weeks' notice given at any time without liability for payment of compensation or damages and neither Frost Hanna nor FHGB has entered into any agreement or arrangement for the management of its business or any part thereof other than with its directors or employees.

                                (d) EMPLOYEE BENEFIT PLANS. Frost Hanna has no
               pension, retirement, stock purchase, stock bonus, stock ownership, stock option, profit sharing, savings, medical, disability, hospitalization, insurance, deferred compensation, bonus, incentive, welfare or any other employee benefit plan, policy, agreement, commitment, arrangement or practice currently or previously maintained by Frost Hanna or FHGB for any of their directors, officers, consultants, employees or former employees. Frost Hanna has no plan which constitutes an "employee pension benefit plan" or an "employee welfare benefit plan", as such terms are defined in ERISA.

                                (e) PERSONNEL. Schedule 4.16(e) sets forth the
               names of all directors and officers of Frost Hanna and FHGB. Except as disclosed in the Frost Hanna Financial Statements, there are no material sums due to any of Frost Hanna or FHGB employees.

                                (f) LABOR PRACTICES. No unfair labor practice
               complaints have been filed against Frost Hanna or FHGB, and neither Frost Hanna nor FHGB has received any notice or communication reflecting any intention to make or file such a complaint. No person has made any claim, and to the knowledge of Frost Hanna or FHGB, there is no basis for any claim against Frost Hanna or FHGB arising out of any law relating to discrimination or employment practices.

               4.17    MATERIAL AGREEMENTS.

                                (a) Schedule 4.17 sets forth a list of all
               written and oral agreements, arrangements or commitments (collectively, the "Frost Hanna Material Agreements") to which either Frost Hanna or FHGB is a party or by which it or any of their respective assets are bound which are material to the financial position or results of operations of Frost Hanna and FHGB on a consolidated basis including, but not limited to: (i) contract, commitment, agreement or relationship resulting in a commitment or potential commitment for expenditure or other obligation or potential obligation, or which provides for the receipt or potential receipt, involving in excess of $25,000, or series of related contracts, commitments, agreements or relationships that in the aggregate give rise to rights or liabilities exceeding such amount; (ii) contract or commitment for the employment or retention of any employee, consultant or agent or any other type of contract with any employee, consultant or agent providing for annual payments in excess of $25,000;
               (iii) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment relating to the borrowing of money, encumbrance of assets or guaranty of any obligation; (iv) licensing or royalty agreements or agreements providing for other similar rights or agreements with third parties relating to the supply or use of products or materials or any intellectual property; (v) any plan of a type referenced in
               Section 4.16; (vi) agreements which restrict Frost Hanna or FHGB from engaging in any line of business or from competing with any other Person anywhere in the world; (vii) agreements or arrangements for the sale of any of the assets, property or rights of Frost Hanna or FHGB, except for agreements to sell products or services in the ordinary course of business consistent with past practices; (viii) agreement, contract or arrangement with any Affiliate of Frost Hanna or FHGB or any Affiliate of any officer, director or employee of Frost Hanna or FHGB; (ix) guaranty of the obligations of any third party; (x) any indemnification, contribution or similar agreement or arrangement pursuant to which Frost Hanna or FHGB may be required to make or is entitled to receive any indemnification or contribution to or from any other Person except to the extent provided in the Articles of Incorporation or Bylaws of Frost Hanna; or (xi) any other contract, agreement or instrument which cannot be terminated without penalty to Gaines Berland and its Subsidiaries, upon the provision of not greater than 30 days notice.


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
                                (b) Except as set forth on Schedule 4.17, all
               Frost Hanna Material Agreements have been entered into on an "arms-length" basis with parties who are not Affiliates of Frost Hanna. The Frost Hanna Material Agreements are each in full force and effect and are the valid and legally binding obligations of Frost Hanna or FHGB and, to Frost Hanna's knowledge, have not been breached by any of the other parties thereto and are valid and binding obligations of the other parties thereto. Neither Frost Hanna nor FHGB is in default under its Articles of Incorporation or Bylaws or in default or alleged default under any Frost Hanna Material Agreement to which it is a party, and no event has occurred which with the giving of notice or lapse of time or both would constitute such a default. Except as set forth on Schedule 4.17, the continuation, validity and effectiveness of each Frost Hanna Material Agreement under the current terms thereof will in no way be affected by the consummation of the transactions contemplated hereby and all of such items will inure to the benefit of Frost Hanna (as the parent of the surviving corporation in the Merger). Frost Hanna has performed all the obligations required to be performed by it to date and is not in default or alleged to be in default in any respect under any agreement, lease, contract, commitment, instrument or obligation required to be listed or described on any schedule to this Agreement, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a default by it, or, to the best of its knowledge, any other party to any of the foregoing.

               4.18 LIST OF ACCOUNTS. Schedule 4.18 sets forth, as of the date hereof: (i) the name and address of each bank or other institution in which Frost Hanna or FHGB maintains an account (cash, securities or other) or safe deposit box; (ii) the name and phone number of the contact person at such bank or institution; (iii) the account number of the relevant account and a description of the type of account; and (iv) the persons authorized to transact business in such accounts.

               4.19 BUSINESS. Frost Hanna and FHGB have not engaged in any business other than to seek to effect a business combination.

               4.20 RELATED PARTY TRANSACTIONS. Except as set forth on Schedule 4.20, no director, officer, shareholder or employee of Frost Hanna or FHGB (individually a "Frost Hanna Related Party" and collectively the "Frost Hanna Related Parties") or any Affiliate of any Frost Hanna Related Party: (i) owns, directly or indirectly, any interest in any Person which is a competitor or potential competitor of Frost Hanna, or a supplier or potential supplier of Frost Hanna, except for the ownership of not more than 2% of the outstanding stock of any company listed by a national stock exchange or the NASDAQ stock market; (ii) owns, directly or indirectly, in whole or in part, any material property, asset (other than cash) or right, real, personal or mixed, tangible or intangible, which is associated with or necessary in the operation of the business of Frost Hanna, as presently conducted; or (iii) has an interest in or is, directly or indirectly, a party to any contract, agreement, lease or arrangement pertaining or relating to Frost Hanna.

               4.21 TAX MATTERS.

                                (a) All federal, state, local and foreign Tax
               returns and Tax reports, if any, required to be filed with respect to the business or assets of Frost Hanna and FHGB have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns and reports are required to be filed; all of the foregoing as filed are true, correct and complete, and reflect accurately all liability for Taxes of Frost Hanna and FHGB for the periods for which such returns relate; and all amounts shown as owing thereon have been paid. None of such returns or reports have been audited by any Governmental Authority. Neither Frost Hanna nor FHGB has filed any Tax extension.

                                (b) All Taxes, if any, payable by Frost Hanna
               and FHGB or relating to or chargeable against any of their assets, revenues or income have been fully paid by such date or provided for by adequate reserves in the Frost Hanna Financial Statements and all similar items due through the Closing will have been fully paid by that date or provided for by adequate reserves on the books of Frost Hanna and FHGB, which reserves shall remain available through the Closing.

                                (c) None of Frost Hanna or FHGB will have any
               liability with respect to any such Taxes including, but not limited to, interest and/or penalties, in excess of the amount so paid or the reserves so established on the books of Frost Hanna and FHGB. Neither Frost Hanna nor FHGB is delinquent in the payment of any Tax. No deficiencies for any Tax have been asserted against Frost Hanna or FHGB with respect to any Taxes which have not been paid, settled or adequately provided for and there exists no basis for the making of any such deficiency, assessment or charge.

                                (d) Neither Frost Hanna nor FHGB has waived any
               restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to federal, state, local or foreign taxation.

               4.22 GUARANTIES. Neither Frost Hanna nor FHGB is a party to any Guaranty.

               4.23 VALIDITY OF FROST HANNA COMMON STOCK. The Frost Hanna Common Stock to be issued in the Merger will, when issued in accordance with this Agreement, be validly issued, fully paid and non-assessable.

               4.24 ABSENCE OF CERTAIN BUSINESS PRACTICES. No employee or agent of Frost Hanna or FHGB, and no officer or director of Frost Hanna or FHGB, and no other Person acting at the direction of any of the foregoing or associated or Affiliated with Frost Hanna or FHGB, and no other Person for whom Frost Hanna or FHGB may be responsible, acting alone or together, has (i) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom Frost Hanna or FHGB has done business directly or indirectly, or (ii) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of Frost Hanna and FHGB (or assist Frost Hanna or FHGB in connection with any actual or proposed transaction), in either event which (a) may subject Frost Hanna or FHGB to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (b) if not given, may have an adverse effect on the results of operations, assets, business, operations or prospects of Frost Hanna or FHGB or may lead to suit or penalty in any private or governmental litigation or proceeding.

               4.25 PROXY STATEMENTS; DISCLOSURE DOCUMENT. None of the information relating to Frost Hanna and FHGB included in the Frost Hanna Proxy Statement or the Gaines Berland Disclosure Document (except as to the extent such information relates to Gaines Berland or any of its Subsidiaries) at the respective times that such documents are mailed to Gaines Berland's and Frost Hanna's shareholders and at the time the Gaines Berland and Frost Hanna shareholders meetings take place (subject, if required, to a reasonable period of time for the parties hereto to take such action necessary to supplement or amend such documents), contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such documents, including any amendments thereto, with respect to information pertaining to Frost Hanna, will comply with, and the Frost Hanna Proxy Statement will be distributed to Frost Hanna's shareholders in accordance with all applicable Laws and its Articles of Incorporation and Bylaws.

               4.26 DISCLOSURE. No representation or warranty of Frost Hanna or FHGB contained in this Agreement or the schedules hereto, and no certificate or notice furnished by or on behalf of Frost Hanna to Gaines Berland or their agents pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.



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      V

                                    COVENANTS

      During the period from the date of this Agreement to the Closing Date, each of the parties, as applicable, agrees to perform the covenants set forth below.

               5.1 INTERIM OPERATIONS OF FROST HANNA AND GAINES BERLAND. Each of Frost Hanna and Gaines Berland shall, and shall cause their respective Subsidiaries to, operate their respective businesses only in the ordinary and usual course consistent with past practices and shall use its reasonable efforts to (a) preserve intact its business organization and the goodwill of its customers, suppliers, employees and others having business relations with it and
(b) continuously maintain insurance coverage substantially equivalent to the insurance coverage in existence on the date hereof. Except for entering into new leases for real property and building and improving new offices at newly leased premises, the sale of certain artwork owned by Gaines Berland, the distributions of warrants to Principal Shareholders (which warrants were issued to Gaines Berland from companies for which Gaines Berland acted as advisor, placement agent or underwriter), and the funding of Gaines Berland's Subsidiaries' operations in accordance with the terms hereof, or as otherwise expressly contemplated herein or set forth on Schedule 5.1, without the written consent of the other (which shall not be unreasonably withheld), neither Frost Hanna nor Gaines Berland shall, or shall or cause or permit any of its respective Subsidiaries to: (i) except as expressly contemplated hereby, amend its Articles or Certificate of Incorporation or Bylaws; (ii) issue, sell or authorize for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, except the issuance of not more than 100 shares of Common Stock to new employees of Gaines Berland who are accredited investors and who are not currently Affiliates of Gaines Berland or any Principal Shareholder in a manner which is lawful, does not adversely impact Frost Hanna's shareholders and which could not result in liability to Gaines Berland or Frost Hanna, and with the prior written consent of Frost Hanna (which consent shall not be unreasonably withheld); (iii) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares, except for redemptions of Gaines Berland Common Stock pursuant to the terms of agreements with shareholders existing on the date hereof; (iv) declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock; (v) voluntarily sell, transfer, surrender, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business on arms-length terms to non-Affiliates consistent with past practices; (vi) grant or make any mortgage or pledge or subject itself or any of its properties or assets to any lien, charge or encumbrance of any kind, except liens for Taxes not currently due or liens not exceeding $100,000 in the aggregate; (vii) except for the use of margin credit provided by its clearing broker in the case of Gaines Berland or its Subsidiaries, create, incur or assume any liability or indebtedness for borrowed money (including purchase money financing), except in the case of Gaines Berland, in an amount not to exceed the amount reflected in the Gaines Berland Financial Statements for February 28, 1999 in the aggregate; (viii) make or commit to make any capital expenditures in excess of $100,000 in the aggregate;
(ix) grant any increase in the compensation payable or to become payable to directors, officers or employees, other than merit increases to officers and employees in the ordinary course of business consistent with past practices; (x) enter into any agreement, arrangement or commitment that, if it existed on the date hereof, would be a Frost Hanna Material Agreement or a Gaines Berland Material Agreement, as the case may be, or amend or terminate any of same or any existing Frost Hanna Material Agreement or Gaines Berland Material Agreement, as the case may be; (xi) alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected;
(xii) enter into any commitment or transaction other than in the ordinary course of business consistent with past practices or acquire the stock or a substantial part of the business of any other Person; (xiii) take or omit to take any action which would render any of its representations or warranties untrue or misleading or which would be a breach of any of its covenants; (xiv) cancel or waive any material debts, claims or rights or write off the value of any assets or accounts receivable or increase the reserve for uncollectible receivables, except as required by generally accepted accounting principles or by Law; (xv) make any loans, advances or capital contributions to any Person, except routine advances to employees in the ordinary course of their business in non-material amounts or enter into or modify any termination or severance arrangement with any employee or consultant; (xvi) take any action (other than entering into this Agreement and consummating the transactions contemplated hereby) which could reasonably be expected to have a Frost Hanna Material Adverse Effect, in the case of Frost Hanna and its Subsidiaries, or a Gaines Berland Material Adverse Effect, in the case of Gaines Berland and its Subsidiaries; (xvii) make any Guaranty; (xviii) apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of any Affiliate (except for salary and benefits as currently in effect and except in accordance with existing agreements and arrangements which have been disclosed to the other parties in writing); or (xix) waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans; (xx) grant any severance or termination pay to any officer or employee except pursuant to written agreements outstanding, or policies existing, on the date hereof and as previously disclosed on a schedule hereto, or adopt any new severance plan; (xxi) amend or adopt any Gaines Berland Pension Plan, Gaines Berland Plan, or Gaines Berland Welfare Plan; or (xxii) agree, whether in writing or otherwise, to do any of the foregoing.

               5.2     ACCESS.

                                (a) Frost Hanna Access. Frost Hanna shall: (i)
               afford to Gaines Berland and its agents and representatives reasonable access to the properties, books, records and other information of Frost Hanna and FHGB, provided that such access shall be granted upon reasonable notice and at reasonable times during normal business hours in such a manner as to not unreasonably interfere with normal business operations; (ii) use its reasonable efforts to cause Frost Hanna's personnel, without unreasonable disruption of normal business operations, to assist Gaines Berland in its investigation of Frost Hanna and FHGB pursuant to this Section 5.2(a); and (iii) furnish promptly to Gaines Berland all information and documents concerning the business, assets, liabilities, properties and personnel of Frost Hanna and FHGB as Gaines Berland may from time to time reasonably request. In addition, from the date of this Agreement until the Closing Date, Frost Hanna shall cause one or more of its officers to confer on a regular basis with officers of Gaines Berland and to report on the general status of its ongoing operations.

                                (b) Gaines Berland Access. Gaines Berland shall:
               (i) afford to Frost Hanna and its agents and representatives reasonable access to the properties, books, records and other information of Gaines Berland and its Subsidiaries, provided that such access shall be granted upon reasonable notice and at reasonable times during normal business hours in such a manner as to not unreasonably interfere with normal business operations;
               (ii) use its reasonable efforts to cause Gaines Berland's and its Subsidiaries' personnel, without unreasonable disruption of normal business operations, to assist Frost Hanna in its investigation of Gaines Berland and its Subsidiaries pursuant to this Section 5.2(b); and (iii) furnish promptly to Frost Hanna all information and documents concerning the business, assets, liabilities, properties and personnel of Gaines Berland and its Subsidiaries as Frost Hanna may from time to time reasonably request. In addition, from the date of this Agreement until the Closing Date, Gaines Berland shall cause one or more of its officers to confer on a regular basis with officers of Frost Hanna and to report on the general status of its ongoing operations. Every two weeks, Gaines Berland shall provide Frost Hanna with a summary of all complaints reportable under 95-81 against Gaines Berland or any of its Subsidiaries, or their respective officers, directors or employees.

               5.3 CONFIDENTIALITY. Except as otherwise required by Law or in the performance of obligations under this Agreement, any confidential or proprietary information received by a party or its advisors from any other party shall be kept confidential and shall not be used or disclosed for any purpose other than in furtherance of the transactions contemplated by this Agreement. The obligation of confidentiality shall not extend to information which (i) is or becomes generally available to the public other than as a result of a disclosure by a party (or an Affiliate thereof) in violation of this Agreement,
(ii) was in the possession of a party prior to its receipt from such other party, (iii) becomes available to a party on a nonconfidential basis from a source other than a party to this Agreement, provided such source is not in violation of a confidentiality agreement with the party providing such information or (iv) is required to be disclosed by Law or any applicable rules of any stock exchange or the NASDAQ stock market. Upon termination of this Agreement, each party shall, upon request, promptly return or destroy any confidential information received from the other party. The covenants of the parties contained in this Section 5.3 shall survive any termination of this Agreement.

               5.4 NOTIFICATION. Each party to this Agreement shall promptly notify the other parties in writing of the occurrence, or threatened occurrence, of: (i) any event that, with the lapse of time or notice or both, would constitute a breach of this Agreement by such party; (ii) any event that would cause any representation or warranty made by such party in this Agreement to be false or misleading in any respect; and (iii) any event which would have been required to be disclosed herein had such event occurred on or prior to the date of this Agreement. The updating of any schedule pursuant to this Section 5.4 shall not be deemed to release any party for the breach of any representation, warranty or covenant hereunder or of any other liability arising hereunder. If any event or circumstance with respect to Gaines Berland or any Principal Shareholder should occur or exist which would be required to be described in an amendment or supplement to the Frost Hanna Proxy Statement or the Gaines Berland Disclosure Document, or which would cause either such document to contain any untrue statement of a material fact or omit to state a fact necessary to make the statements contained therein not misleading, Gaines Berland shall promptly notify Frost Hanna of such event or circumstance.


                                      A-25
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               5.5 CONSENT OF GOVERNMENTAL AUTHORITIES AND OTHERS. Each of the
parties agrees to file, submit or request (and to cause its Affiliates to file, submit or request) promptly after the date of this Agreement and to prosecute diligently any and all Consents, Permits and Orders required to be filed or submitted to any Governmental Authorities and to seek to resolve any objections raised by any Governmental Authorities or self-regulatory organizations, including those specified in Sections 3.4 and 4.4. Each of Gaines Berland, and Frost Hanna shall promptly make available to the other such information as each of them may reasonably request relating to its business, assets, liabilities, properties and personnel as may be required by each of them to prepare and file or submit such applications and notices and any additional information requested by any Governmental Authority, and shall update by amendment or supplement any such information given in writing. Each of Gaines Berland, and Frost Hanna represents and warrants to the other that such information, as amended or supplemented, shall be true and not misleading.

               5.6 REASONABLE EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties shall use its reasonable efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its control to cause to be fulfilled: (i) those conditions precedent to its obligations to consummate the Merger; and (ii) those actions upon which the conditions precedent to the other party's obligations to consummate the Merger are dependent. The parties shall use reasonable efforts to obtain all Consents required in connection with the consummation of the transactions contemplated by this Agreement.

               5.7 NO OTHER NEGOTIATIONS. Except for the transactions contemplated by this Agreement, unless and until this Agreement shall have been terminated as provided herein, neither Gaines Berland nor any of its Subsidiaries nor Frost Hanna shall (nor shall any of them permit any of their officers, directors, agents, Subsidiaries or Affiliates to): directly or indirectly solicit, encourage, initiate or participate in any negotiations or discussions with respect to any offer or proposal to acquire all or any significant portion of their business, properties or capital stock, whether by merger, purchase of assets, strategic alliance or otherwise, or to sell any capital stock or debt of them or their Subsidiaries in a public offering or otherwise. In the event any party shall receive any such offer or proposal, it shall promptly inform the others as to any such offer. In addition, none of such parties shall provide other third parties with information to evaluate such a proposed transaction, unless doing so is reasonably believed to be necessary to satisfy the fiduciary duties of their respective Boards of Directors.

               5.8 COOPERATION. The parties will cooperate with each other and shall take all reasonable actions required to be taken under any applicable state blue sky or securities laws to permit the issuance of the Frost Hanna Common Stock pursuant to the Merger. The Frost Hanna Proxy Statement and the Gaines Berland Disclosure Document shall be in form and substance reasonably acceptable to the parties. The parties shall provide to one another written information about themselves necessary for such documents to be prepared in compliance with applicable law.

               5.9 SHAREHOLDER APPROVAL. Each of Frost Hanna and Gaines Berland agrees that it will take such action as may be necessary to duly and lawfully call, notice, solicit proxies and convene as promptly as practicable a special meeting of its respective shareholders for the purposes of (i) duly obtaining any shareholder approvals required in connection with the transactions contemplated hereby, (ii) in the case of Frost Hanna, amending Frost Hanna's Articles of Incorporation to change its name to gbiNet, Inc., (iii) in the case of Frost Hanna, electing the persons referenced on Schedule 5.9 as directors of Frost Hanna, effective as of the Effective Time, (iv) in the case of Frost Hanna, amending Frost Hanna's Articles of Incorporation to add blank check preferred stock in accordance with the Articles of Amendment attached hereto as Exhibit A, and (v) in the case of Frost Hanna, to adopt the 1999 Performance Equity Plan, the Annual Incentive Bonus Plan and the Special Performance Incentive Plan (substantially in the form of Exhibit J). Each of Frost Hanna and Gaines Berland agrees that its Board of Directors shall recommend in the Frost Hanna Proxy Statement and the Gaines Berland Disclosure Document, respectively, and otherwise that its shareholders approve the transactions contemplated hereby and advise its shareholders that it has approved the Merger and the transactions contemplated hereby and otherwise use its best efforts to obtain such approvals. Each of Frost Hanna and Gaines Berland agrees that its Board of Directors shall not withdraw, modify or change any such recommendation or recommend any other transaction to its shareholders for approval.

               5.10 PUBLIC STATEMENTS. The parties have agreed to the form of a press release to be issued on the date hereof, a copy of which is attached as Exhibit H. None of the parties hereto will issue any other public announcement and/or press release concerning this Agreement without the prior written consent of the other parties, which consents shall not be unreasonably withheld, except as required by Law or the rules and regulations of NASD.


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
               5.11 COMMISSION FILINGS. Frost Hanna shall timely file all reports and other documents required to be filed by it with the Commission under the Exchange Act (including a Form 8-K) from the date of this Agreement to the Effective Date.

               5.12 LISTING. Frost Hanna shall use its reasonable efforts as soon as reasonably practicable to obtain, prior to the Effective Time, approval for listing with NASD electronic bulletin board, the shares of Frost Hanna Common Stock to be issued in the Merger. To the extent Frost Hanna would meet the requirements for inclusion of the Frost Hanna Common Stock on the NASDAQ Small Cap Market immediately after the Effective Time, the parties shall use their best efforts to file the appropriate listing application with NASDAQ as soon as reasonably practicable; provided, however, that any fees paid to NASDAQ shall not be counted against the $4,500,000 threshold.

               5.13 EMPLOYMENT AGREEMENTS. Gaines Berland shall cause each of the Principal Shareholders to execute an Employment Agreement (including a non-compete provision), effective as of the Effective Time, in the form of Exhibit B hereto ("Employment Agreements").

               5.14 NO SECURITIES TRANSACTIONS. Neither Gaines Berland nor any of its Subsidiaries nor any Principal Shareholder shall engage in any transactions involving the securities of Frost Hanna prior to the consummation of the Merger, except that, after full dissemination of the transactions contemplated hereby, Gaines Berland may act as agent for customers who place unsolicited orders for Frost Hanna Common Stock, and Gaines Berland shall use its best efforts to cause each of its officers, directors and employees not to engage in any such restricted transaction.

               5.15 OLD GAINES BERLAND PLAN. The Gaines Berland Retirement Trust Profit Sharing Plan ("Old Gaines Berland Plan") shall be terminated as soon as possible without cost, expense or liability to Gaines Berland, in excess of $10,000 in the aggregate.

               5.16 INVESTMENT INTENT LETTERS. Gaines Berland shall cause each of its shareholders to execute and deliver to Frost Hanna an investment intent letter in the form of Exhibit C.

               5.17 NAME CHANGE. Immediately after the Effective Time, Frost Hanna shall change its name to gbiNet, Inc.

               5.18 RESIGNATIONS. Frost Hanna shall cause all of its officers and directors to resign, effective the Effective Time.

               5.19 SHAREHOLDERS' AGREEMENTS. Gaines Berland shall cause all shareholders' agreements and similar arrangements with respect to Gaines Berland Common Stock to be terminated prior to the Effective Time.

               5.20 EMPLOYMENT AGREEMENTS. Frost Hanna shall cause all employment agreements to which it is a party to be terminated.

               5.21 DEMAND REGISTRATION RIGHTS. Frost Hanna shall use its reasonable efforts to cause all demand registration rights with respect to its securities to be terminated, if it can do so without cost or expense.

               5.22 RELEASES. Gaines Berland shall cause the Principal Shareholders and Frost Hanna shall cause its officers and directors to execute the general releases ("Releases"), substantially in the form of Exhibit I.

               5.23 LIFE INSURANCE. All insurance policies insuring the lives of directors of Frost Hanna owned by Frost Hanna or as to which Frost Hanna is the beneficiary shall be terminated or transferred to the designees of such directors, so that Frost Hanna shall have no obligations to make premium payments thereunder after the Effective Time.


                                       VI
                              ADDITIONAL AGREEMENTS

               6.1 INVESTIGATION; NOTICES. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by the receipt of any notice pursuant to Section 5.4 or by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants were made. All statements contained herein or in any schedule, certificate, exhibit, list or other document delivered pursuant hereto shall be deemed to be representations and warranties for purposes of this Agreement.

               6.2 SURVIVAL OF THE REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall terminate at the Effective Time and shall not survive the Closing. No Principal Shareholder shall be liable for any breach of any representation or warranty herein by Gaines Berland.

               6.3 SECURITIES ACTIVITIES. Gaines Berland agrees that no party to any Employment Agreement shall engage in any action to the extent such party would be prohibited from doing so under such Employment Agreement.

               6.4 VOTING AGREEMENT. Each of the Principal Shareholders are, concurrently with the execution and delivery hereof, executing and delivering a Voting Agreement (the "Voting Agreement"), in the form of Exhibit D, pursuant to which they will vote their Gaines Berland Common Stock in favor of the Merger.

               6.5 TAX-FREE REORGANIZATION. The parties intend that the Merger be a tax-free plan of reorganization in accordance with Section 368 of the Code, and shall not take any position on any tax return inconsistent therewith.

               6.6 INDEMNIFICATION; INSURANCE.

                       6.6.1 Frost Hanna shall, from and after the Effective Time, indemnify, defend and hold harmless each person who is now, or who becomes prior to the Effective Time, an officer or director of Frost Hanna or FHGB against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amount that are paid in settlement with the express written approval of the indemnifying party (which approval shall not be withheld unreasonably) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of Frost Hanna or FHGB, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time ("Indemnified Liabilities"), and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated by this Agreement, in each case to the full extent provided under the Articles of Incorporation and Bylaws of Frost Hanna as in effect as of the date hereof or permitted under the Florida BCA, to indemnify directors and officers.

                       6.6.2 For a period of six years after the Effective Date, Frost Hanna shall, subject to applicable law, keep in effect provisions in its Articles of Incorporation and Bylaws providing for exculpation of director and officer liability and indemnification of the directors and officers of Frost Hanna to the fullest extent permitted under the Florida BCA, which provision shall not be amended except as required by applicable law or except to make changes permitted by law that would enlarge the right of indemnification.

                       6.6.3 For a period of six years after the Effective Time, Frost Hanna shall cause to be maintained in effect one or more policies of directors' and officers' liability insurance with respect to any claim, action, suit, proceeding or investigation arising from facts or events which occurred at or before the Effective Time, and such policy or policies shall be with a carrier or carriers satisfactory to the parties intended to be benefitted thereby, and with the limits, deductibles and other characteristics no less favorable than those set forth on Schedule
      6.6. Such policies shall be no less favorable to the insureds than the policies acquired after the date of this Agreement for the benefit of officers and directors of Frost Hanna. Any and all such policies shall be issued by reasonably satisfactory insurance carriers, shall have no uncustomary exclusions, and shall otherwise be in form and substance satisfactory to those persons who are officers and directors of Frost Hanna as of the date hereof. The premiums for such six-year period shall be paid immediately after Closing and shall not be subtracted or counted in calculating the minimum cash or cash equivalents required to be held as a condition to Gaines Berland's obligations to close the transactions contemplated hereby pursuant to Section 7.3(f).

                       6.6.4 The provisions of this Section 6.6 are intended for the benefit of, and shall be enforceable by, each party indemnified pursuant to this Section 6.6 and his or her heirs and representatives.


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
               6.7 FURTHER ASSURANCES. The parties hereto shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement.

               6.8 FROST HANNA AMENDMENT TO ARTICLES OF INCORPORATION. Immediately after the Effective Time, Frost Hanna will amend its Articles of Incorporation as contemplated hereby.

               6.9 USE OF NAME. After the Effective Time, none of the Principal Shareholders shall establish or otherwise be associated with, as owner, partner, shareholder, employee or otherwise, any entity engaged in any aspect of the securities business which utilizes the name "Gaines" or "Berland" or any variation thereof, or grant any other Person the right to do so; provided, however, notwithstanding anything to the contrary provided in this Agreement or elsewhere, Joseph Berland will be permitted to us the name "Berland" or any variation of "Berland" in connection with (i) the securities business so long as it is in connection with Gaines Berland or so long as it is in furtherance of the business of an organization with no more than five employees or independent contractors or (ii) any business other than the securities business.


                                       VII
                   CLOSING; CONDITIONS PRECEDENT; TERMINATION

               7.1 CLOSING. Upon the terms and subject to the conditions hereof, the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Gusrae, Kaplan & Bruno, 120 Wall Street, New York, New York, as promptly as practicable and in any event within 15 days after the satisfaction or waiver of the conditions precedent to the obligations of the parties set forth in this Article VII (the "Closing Date"), or on such other date and at such other place as may be agreed to by the parties. At the Closing, the parties shall deliver to each other such customary documents as may be specified, or required to satisfy the conditions set forth, in Sections 7.2, 7.3 and 7.4, and such other documents and instruments as each party may reasonably request from the other parties. On the Closing Date, the parties shall cause to be filed a Certificate of Merger with the Secretary of State of the State of New York. The Closing shall be effective at 5:00 P.M., Eastern Time, on the date (the "Effective Date") such Certificate of Merger are filed ("Effective Time"). All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

               7.2 MUTUAL CONDITIONS PRECEDENT. The respective obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

                                (a) Governmental Consents. All Consents required
               by Governmental Authorities and self-regulatory organizations for the consummation of the transactions contemplated by this Agreement shall have been obtained without any material conditions, and neither the Commission nor any self-regulatory organization shall have raised any unresolved objection to the Merger. All of such Consents shall have been obtained without the imposition of any conditions which would materially adversely affect Frost Hanna's ability to operate Gaines Berland or any of its Subsidiaries or business units following the Closing.

                                (b) No Litigation. No litigation, arbitration or
               other proceeding shall be pending or, to the knowledge of the parties, threatened by or before any court, arbitration panel or Governmental Authority; no Law shall have been enacted after the date of this Agreement; and no judicial or administrative decision shall have been rendered; in each case, which enjoins, prohibits or materially restricts, or seeks to enjoin, prohibit or materially restrict, the consummation of the transactions contemplated by this Agreement.

                                (c) Shareholder Approval. Each of Frost Hanna
               and Gaines Berland shall have obtained the approval of their respective shareholders required for the consummation of the transactions contemplated therein; and the approval of Frost Hanna's shareholders shall be the shareholder approval required in Frost Hanna's prospectus, dated September 22, 1997.


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
                                (d) Releases. Each of the Releases shall have
been executed and delivered.

               7.3 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF GAINES BERLAND. The obligations of Gaines Berland to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

                                (a) Representations and Warranties True. The
               representations and warranties of Frost Hanna and FHGB contained in this Agreement or in any certificate or notice delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects after giving effect to the materiality qualifications contained in such representations and warranties) as of the Closing Date with the same force and effect as though made on and as of such date, except to the extent that such representations and warranties by their terms are specifically made as of an earlier date.

                                (b) Covenants Performed. The covenants of Frost
               Hanna and FHGB contained in this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with in all material respects.

                                (c) Consents. Frost Hanna shall have received
               all Consents necessary to effectuate the transactions contemplated herein, all of which shall have been obtained without the imposition of any materially adverse terms or conditions.

                                (d) Opinion of Counsel. Gaines Berland shall
               have received from Akerman, Senterfitt & Eidson, P.A., legal counsel to Frost Hanna, an opinion letter, dated the Closing Date, in form and substance reasonably satisfactory to Gaines Berland, with respect to the matters set forth on Exhibit E.

                                (e) Certificate of Frost Hanna. Frost Hanna
               shall have delivered to Gaines Berland a certificate executed by its President, dated the Closing Date, certifying in such detail as Gaines Berland may reasonably request (i) that the conditions specified in Sections 7.3(a), (b) and (c) above have been fulfilled and (ii) as to such other matters as Gaines Berland may reasonably request.

                                (f) Minimum Cash. Frost Hanna shall have enough
               cash and cash equivalent so that no adjustment to the Conversion Ratio shall be necessary under Section 2.5.3.

                                (g) Resignations. All of Frost Hanna's officers
               and directors shall have resigned.

                                (h) Records. Frost Hanna shall have turned over
               to Gaines Berland all of its books and records.

                                (i) Employment Agreements. All employment
               agreements to which Frost Hanna is a party shall have been terminated.

               7.4 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF FROST HANNA AND FHGB. The obligations of Frost Hanna and FHGB to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

                                (a) Representations and Warranties True. The
               representations and warranties of Gaines Berland and the Principal Shareholders contained in this Agreement or in any certificate or notice delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects after giving effect to the materiality qualifications contained in such representations and warranties) as of the Closing Date with the same force and effect as though made on and as of such date, except to the extent such representations and warranties by their terms are specifically made as of an earlier date.


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
                                (b) Covenants Performed. The covenants of Gaines
               Berland and the Principal Shareholders contained in this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with in all material respects.

                                (c) No Material Adverse Change. There has been
               no Gaines Berland Material Adverse Effect since February 28, 1999 and no event or condition shall have occurred which has adversely affected or may reasonably be expected to have a Gaines Berland Material Adverse Effect.

                                (d) Consents. Gaines Berland shall have obtained
               all Consents necessary to complete the transactions contemplated herein, all of which shall have been obtained without the imposition of any materially adverse terms or conditions.

                                (e) Opinion of Counsel. Frost Hanna shall have
               received from Gusrae, Kaplan & Bruno, Gaines Berland's counsel, an opinion letter, dated the Closing Date, in form and substance reasonably satisfactory to Frost Hanna, with respect to the matters set forth in Exhibit F.

                                (f) Certificate of Gaines Berland, G-Trade and
               Holdings. Gaines Berland, G-Trade and Holdings shall have delivered to Frost Hanna a certificate executed by their President, dated the Closing Date, certifying in such detail as Frost Hanna may reasonably request, that the conditions specified in Sections 7.4(a), (b) and (c) above have been fulfilled, and certifying the number of outstanding shares of Gaines Berland Common Stock immediately prior to the Effective Time.

                                (g) Auditor's Letters. Frost Hanna shall have
               received a letter dated as of the date not more than three (3) days prior to the Effective Date, the date of mailing of the Frost Hanna Proxy Statement and the Gaines Berland Disclosure Document by Frost Hanna and Gaines Berland as contemplated herein and the date of the shareholders' meetings of Frost Hanna and Gaines Berland, from Goldstein Golub Kessler LLP, auditors for Gaines Berland addressed to Frost Hanna and in form and substance customary for transactions of the type contemplated hereby and reasonably satisfactory to Frost Hanna.

                                (h) Shareholders' Agreements. All shareholders'
               agreements and similar arrangements with respect to Gaines Berland Common Stock shall have been terminated.

                                (i) Employment Agreements. Each of the
               Employment Agreements shall have been executed and delivered.

                                (j) Dissenters' Rights. The shareholders of
               Gaines Berland shall not have duly exercised (and not withdrawn) dissenters' rights with respect to 3% or more of the outstanding Gaines Berland Common Stock .

                                (k) Investment Intent Letters. Each Shareholder
               of Gaines Berland shall have executed and delivered an investment intent letter in the form of Exhibit C.

               7.5 TERMINATION; TERMINATION FEE. This Agreement and the transactions contemplated hereby may be terminated prior to the Closing: (i) at any time by mutual consent of the parties; (ii) by Frost Hanna or Gaines Berland if the Closing has not occurred on or prior to October 31, 1999 (the "Termination Date"), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder; (iii) by Gaines Berland at any time in its sole discretion if any of the representations or warranties of Frost Hanna or FHGB in this Agreement are not in all material respects true and accurate or if Frost Hanna or FHGB breaches in any material respect any covenant (including, but not limited to, covenants under Section 5.9) contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured prior to October 31, 1999, or such other date as the parties may agree in writing; (iv) by Frost Hanna at any time in its sole discretion if any of the representations or warranties of Gaines Berland in this Agreement are not in all material respects true and accurate or if Gaines Berland breaches in any material respect any covenant (including, but not limited to, covenants under Section 5.9) contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured prior to October 31, 1999, or such other date as the parties may agree in writing; (v) by Frost Hanna if Gaines Berland fails to obtain the required vote of its shareholders at a meeting of shareholders duly convened therefor or at any adjournment thereof; or (vi) by Frost Hanna or Gaines Berland if Frost Hanna fails to obtain the required vote of its shareholders at a meeting of shareholders duly convened therefor or at any adjournment thereof; provided, however, that the right to terminate this Agreement under subsections (v) and
(vi) shall not be available to Frost Hanna, Gaines Berland, Holdings or G-Trade where the failure to obtain shareholder approval of such party was caused by the act or failure to act of such party and such act or failure to act constitutes a material breach by such party of this Agreement; provided, further, that the right to terminate this Agreement under subsection (vi) shall not be available to Gaines Berland if any Person signing a Voting Agreement fails to vote in favor of the Merger and the transactions contemplated hereby at the meeting of Gaines Berland's, Holdings' and G-Trade's shareholders. If this Agreement is terminated pursuant to this Section 7.5, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (iii) and (iv) above, if any, this Agreement shall terminate without further actions by the parties and, except as provided in this Section 7.5, no party shall have any further obligations under this Agreement; provided that any termination of this Agreement pursuant to this Section 7.5 shall not relieve any party from any liability for any intentional or willful breach or violation hereof; provided, further that a breach of Section 5.9 shall not be deemed an intentional or willful breach if the Board of Directors believed in good faith and upon advise of counsel that such a breach was necessary for it to fulfill its fiduciary interests of its shareholders. In the event of a termination of this Agreement, the exclusive remedy of the parties hereunder (except for willful or intentional breaches) shall be as set forth in this Section 7.5. Notwithstanding the termination of this Agreement, the respective obligations of the parties under Sections 5.3, and Article VIII shall survive the termination of this Agreement.

      In the event this Agreement is terminated by Gaines Berland pursuant to
Section 7.5(iii), Frost Hanna shall promptly, but in no event later than ten business days after the date of such termination, pay to Gaines Berland, Holdings and G-Trade a fee equal to $250,000 in immediately available funds. In the event this Agreement is terminated by Frost Hanna pursuant to Section 7.5(iv), Gaines Berland, Holdings and G-Trade shall promptly, but in no event later than ten business days after the date of such termination, pay to Frost Hanna a fee equal to $250,000 in immediately available funds. In the event this Agreement is terminated by Gaines Berland pursuant to Section 7.5(vi) after Frost Hanna's Board of Directors withdrew its recommendation to its shareholders to approve the Merger because it believed that it was required to do so to satisfy its fiduciary duties to its shareholders, then Frost Hanna shall promptly, but in no event later than 10 days after such termination, pay to Gaines Berland a fee of $100,000 in immediately available funds. The parties acknowledge that the provisions set forth in this Section 7.5 are an integral part of the transactions contemplated by this Agreement, that without such provisions the parties would not have entered into this Agreement and that the above-referenced fees are liquidated damages and not penalties, are intended to, among other things, compensate the parties for expenses incurred in connection herewith.


                                      VIII
                                  MISCELLANEOUS

               8.1 NOTICES. Any notice or other communication under this Agreement shall be in writing and shall be delivered personally or sent by prepaid overnight courier with guaranteed next day delivery to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given when actually received or in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery. A copy of any notices delivered to Frost Hanna shall also be sent to Teddy D. Klinghoffer, Esq., Akerman, Senterfitt & Eidson, P.A., One Southeast Third Avenue, Miami, Florida 33131. A copy of any notices delivered to Gaines Berland shall also be delivered to Martin Kaplan, Esq., Gusrae, Kaplan & Bruno, 120 Wall Street, New York, New York 10005.

               8.2 ENTIRE AGREEMENT. This Agreement contains every obligation and understanding among the parties relating to the subject matter hereof and merge all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein.

               8.3 ASSIGNMENT. This Agreement may not be assigned by any party without the written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

               8.4 WAIVER AND AMENDMENT. Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party by a person who has been authorized by its Board of Directors to execute waivers, extensions or amendments on its behalf. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

               8.5 NO THIRD PARTY BENEFICIARY. Except as set forth in Section 6.6, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

               8.6 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

               8.7 EXPENSES. All expenses (including, without limitation, legal fees and expenses, investment banking fees, fees and expenses of accountants) incurred by Gaines Berland, Holdings and G-Trade in connection with the transactions contemplated hereby will be borne by Gaines Berland , Holdings and G-Trade and all expenses (including, without limitation, legal fees and expenses, investment banking fees, fees and expenses of accountants) incurred by Frost Hanna or FHGB in connection with the transactions contemplated hereby will be borne by Frost Hanna, except that Harter Financial shall be issued 150,000 restricted shares of Frost Hanna Common Stock.

               8.8 HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

               8.9 COUNTERPARTS; CONSTRUCTION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any telecopied version of any manually executed signature page shall be deemed a manually executed original. Each provision of this Agreement shall be independent of all other provisions, and no provision shall limit any other provision.

               8.10 LITIGATION; PREVAILING PARTY. In the event of any litigation with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party and the non-prevailing party shall pay upon demand all reasonable fees and expenses of counsel for the prevailing party.

               8.11 INJUNCTIVE RELIEF. It is possible that remedies at law may be inadequate and, therefore, the parties hereto shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

               8.12 REMEDIES CUMULATIVE. No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

               8.13 PARTICIPATION OF PARTIES; CONSTRUCTION: INDEPENDENT COUNSEL. The parties hereto acknowledge that this Agreement and all matters contemplated herein, have been negotiated among all parties hereto and their respective legal counsel and that all such parties have participated in the drafting and preparation of this Agreement from the commencement of negotiations at all times through the execution hereof. This Agreement shall be construed and interpreted without regard to presumption or other rule or interpretation against the party who may have had primary responsibility for drafting this Agreement. Each of the Principal Shareholders has been represented by his own independent legal counsel in connection with the transactions contemplated hereby.

               8.14 GOVERNING LAW. This Agreement has been entered into and shall be construed and enforced in accordance with the Laws of the State of New York without reference to the choice of Law principles thereof.

               8.15 JURISDICTION AND VENUE. This Agreement shall be subject to the exclusive jurisdiction of the courts of the City, County and State of New York which shall be the exclusive jurisdiction and venue for disputes, actions or lawsuits arising out of or relating to this Agreement or the transactions contemplated hereby. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the City, County and State of New York by virtue of a failure to perform an act required to be performed in the City, County and State of New York and irrevocably and expressly agree to submit to the jurisdiction of the courts of the City, County and State of New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by Law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in the City, County and State of New York, and further irrevocably waive any claim that any suit, action or proceeding brought in the City, County and State of New York has been brought in an inconvenient forum.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                     FROST HANNA CAPITAL GROUP, INC.


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     Address:  327 Plaza Real
                                                   Boca Raton, FL 33432



                                     FHGB ACQUISITION CORPORATION

                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     Address: 327 Plaza Real
                                                  Boca Raton, FL 33432



                                     GAINES, BERLAND INC.


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     Address:  1055 Stewart Avenue
                                                    Beth Page, NY  11714


                                     G-TRADE CAPITAL CORP.


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     Address:  1055 Stewart Avenue
                                                    Beth Page, NY  11714

                                     GAINES BERLAND HOLDINGS, INC.


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                     Address:  1055 Stewart Avenue
                                                    Beth Page, NY  11714

                                LIST OF SCHEDULES



SCHEDULE            DESCRIPTION
--------            -----------
1                   List of Principal Shareholders
3.1                 Qualification
3.4                 Consents of Governmental Authorities
3.5                 Financial Statements
3.7                 Legal Proceedings
3.8                 Brokers
3.9                 Material Adverse Changes
3.11                Capitalization
3.13(a)             Liens
3.13(b)             Intellectual Property
3.14                Governmental Authorizations
3.15                Insurance Policies
3.16(b)             Employment
3.16(c)             Employment
3.16(d)             Plans
3.16(e)             Personnel
3.17                Material Agreements
3.18                Accounts
3.19                Inventory of Securities
3.20                Related Party Transactions
3.21(a)             Taxes
3.22                Guaranties
3.25                Broker-Dealer
3.27                Investment Intent
4.1                 Qualification
4.3                 No Violation or Conflict
4.5                 Financial Statements

SCHEDULE            DESCRIPTION
--------            -----------
4.7                 Legal Proceedings
4.8                 Brokers
4.9                 Material Adverse Changes
4.11                Capitalization
4.12                Options
4.13                Properties
4.14                Consents and Permits
4.15                Insurance
4.16(c)             Employment Agreements
4.16(e)             Directors and Officers
4.17                Material Agreements
4.18                Accounts
4.20                Related Party Transactions
5.1                 Interim Operations
5.9                 Directors
6.6                 Indemnification and Insurance

                                LIST OF EXHIBITS



EXHIBIT         DESCRIPTION
-------         -----------
A               Articles of Amendment
B               Form of Employment Agreement
C               Form of an Investment Intent Letter
D               Form of Voting Agreement
E               Form of Opinion of Counsel from Akerman, Senterfitt
                & Eidson, P.A.
F               Form of Opinion of Counsel from Gusrae, Kaplan & Bruno
G               Certificate of Merger
H               Form of a Press Release
I               Form of General Releases
J               Plans

                                   EXHIBIT "B"


                            ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                         FROST HANNA CAPITAL GROUP, INC.


     Pursuant to the provisions of Section 607.1003 of the Florida Business Corporation Act, the Articles of Incorporation of FROST HANNA CAPITAL GROUP, INC., a Florida corporation (the "Corporation"), as heretofore amended are hereby further amended as follows:

     1. Articles I and III shall be deleted in their entireties and new Articles I and III shall be added read as follows:

                                "ARTICLE 1 - NAME

          The name of the Corporation is "G-Trade Capital Holdings Corp." (the "Corporation").

                           ARTICLE III - CAPITAL STOCK

               The aggregate number of shares which the Corporation shall have the authority to issue is one hundred and two million (102,000,000) shares, of which one hundred million (100,000,000) shares shall be "Common Stock", par value $.0001 per share, and of which two million (2,000,000) shares shall be "Preferred Stock", par value $.0001 per share. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of the Corporation's Articles of Incorporation, as amended, to provide for the issuance of shares of Preferred Stock in one or more series by adoption of amendments to the Articles of Incorporation, to establish from time to time the number of shares to be included in such series and to fix the designation, voting powers, preferences and relative participating, optional or other special rights of the shares of the shares of each of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors may authorize the issuance of stock to such persons upon such terms and for such consideration in cash, property or services as the Board of Directors may determine and as may be allowed by law. The just valuation of such property or services shall be fixed by the Board of Directors. All such stock when issued shall be fully paid and exempt from assessment."

      2. The foregoing amendments were duly adopted and approved by the shareholders and directors of the Corporation at a meeting on ____________, 1999 and ___________, 1999, respectively. The number of votes cast for the amendment was sufficient for approval.



Dated:         _______________, 1999       FROST HANNA CAPITAL GROUP, INC.


                                           By:_______________________________
                                                  Mark J. Hanna, President

                                  EXHIBIT "C"

                                   Approved by Board of Directors on ______ 1999
                                       Approved by Shareholders on ________ 1999



                         Frost Hanna Capital Group, Inc.
                          1999 Performance Equity Plan


                                   ARTICLE I

                              PURPOSE: DEFINITIONS.

      1.1 Purpose. The purpose of the Frost Hanna Capital Group, Inc. (the "Company") 1999 Performance Equity Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and any potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

      1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below.

               (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

               (b) "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

               (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

               (e) "Common Stock" means the Common Stock of the Company, no par value per share.

               (f) "Company" means Frost Hanna Capital Group, Inc., a corporation organized under the laws of the State of Florida.

               (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9 below, at the end of a specified deferral period.

               (h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

               (i) "Effective Date" means the date set forth in Section 13.1 below.

               (j) "Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be: (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or

Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

               (k) "Holder" means a person who has received an award under the Plan.

               (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

               (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

               (n) "Normal Retirement" means retirement from active employment with the Company of any Subsidiary on or after age 65.

               (o) "Other Stock-Based Award" means an award under Section 10 below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

               (p) "Parent" means any present or future parent corporation of the Company, as such term is defined in section 424(e) of the Code.

               (q) "Plan" means the Frost Hanna Capital Group, Inc. 1999 Performance Equity Plan, as hereinafter amended from time to time.

               (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 8 below, that is subject to restrictions under said Section 8.

               (s) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

               (t) "Stock" means the Common Stock of the Company, no par value per share.

               (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

               (v) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

               (w) "Stock Reload Option" means any option granted under Section
6.3 below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

               (x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

                                    ARTICLE II

                                 ADMINISTRATION.

      2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible, shall be "non-employees" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


      2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options; (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

               (a) To select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

               (b) To determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price or other consideration, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine).

               (c) To determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder.

               (d) To determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan.

               (e) To permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock.

               (f) To determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder.

               (g) To substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

      2.3     Interpretation of Plan.

               (a) Committee Authority. Subject to Section 12 below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 12 below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

               (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including, but not limited to, Stock Reload Options or Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

                                  ARTICLE III

                             STOCK SUBJECT TO PLAN.

      3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 3,000,000 shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

      3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any change in the shares of Common Stock of the Company as a whole occurring as the result of a stock split, reverse stock split, stock dividend payable on shares of Common Stock, combination or exchange of shares, or other extraordinary or unusual event occurring after the grant of an Award, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any Award or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

                                   ARTICLE IV

                                  ELIGIBILITY.

      Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

                                   ARTICLE V

                       REQUIRED SIX-MONTH HOLDING PERIOD.

      A period of not less than six months must elapse from the date of grant of an award under the Plan (i) before any disposition of a Holder of a derivative security (as defined in Rule 16a-1 promulgated under the Exchange Act) issued under this Plan, or (ii) before any disposition by a Holder of any Stock purchased or granted pursuant to an award under this Plan.

                                   ARTICLE VI

                                 STOCK OPTIONS.

      6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types (i) Incentive Stock Options, and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

          6. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

               (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value of the Stock.

               (b) Option Term. Subject to the limitations in Section 6.1 above, the term of each Stock Option shall be fixed by the Committee.

               (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to each terms and conditions as shall be determined by the Committee and as set forth in Section 11 below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

               (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or party in cash and party in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, delivery upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

               (e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

               (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by Reason of Death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

               (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by Reason of Disability, any Stock Option held by such Holder unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

               (h) Other Termination. Subject to the provisions of Section 14.3 below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than Death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

               (i) Additional Incentive Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

               (j) Buyout and Settlement Provisions. The Committee may, at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the committee shall establish and communicate to the Holder at the time that such offer is made.

               (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder.

          14.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for a least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

                                  ARTICLE VII

                           STOCK APPRECIATION RIGHTS.

          7.1 Grant and Exercise. The committee may grant Stock Appreciation Rights to participants who have been or are being granted Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

          7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

               (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and as set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

               (b) Termination. A Stock Appreciate Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

               (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.

               (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Stock available under awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

                                  ARTICLE VIII

                                RESTRICTED STOCK.

          8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which grants or Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restricted Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

          8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

               (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

               (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Notes until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restricted Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

               (c) Vesting; Forfeitures. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with terms of the Agreement, subject to Section 11 below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 11 below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

                                   ARTICLE IX

                                 DEFERRED STOCK.

          9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all other terms and conditions of the awards.

          9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions.

               (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2(d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

               (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Shareholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

               (c) Vesting; Forfeitures. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11 below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

               (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

                                   ARTICLE X

                            OTHER STOCK-BASED AWARDS.

         10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

         10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

         10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and to Section 11 below.

                                   ARTICLE XI

                     ACCELERATED VESTING AND EXERCISABILITY.

         If any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as referred to in Rule 13-3) under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other Awards granted and outstanding under the Plan shall be accelerated and all such Options and Awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and Awards.

                                  ARTICLE XII

                           AMENDMENT AND TERMINATION.

         The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

                                  ARTICLE XIII

                                  TERM OF PLAN.

         13.1 Effective Date. The Plan shall be effective as of _______ 1999 (the "Effective Date"), subject to the approval of the Plan by the Company's shareholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's shareholders and no awards shall vest or otherwise become free or restrictions prior to such approval.

         13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

                                  ARTICLE XIV

                               GENERAL PROVISIONS.

         14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within ten (10) days after the Agreement has been delivered to the Holder for his or her execution.

         14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         14.3 Employees:

              (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within eighteen (18) months after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six (6) months prior to the date of such Holder's termination of employment with the Company.

              (b) Termination for Cause. The Committee may, in the event of a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six (6) months prior to the date of such Holder's termination of employment with the Company.

               (c) No Right of Employment. Nothing contained in the Plan or in any ward hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

         14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

         14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional Incentive arrangements as it may deemed desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specified cases.

         14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

         14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan nor or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         14.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said
Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provision of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

         14.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                                  EXHIBIT "D"


                           ANNUAL INCENTIVE BONUS PLAN


                                   ARTICLE I

                                 PURPOSE OF PLAN

      The purpose of the Plan is to promote the success of the Company by providing to participating executives of the Company bonus incentives that qualify as performed-based compensation within the meaning of Section 162(m) of the Code.

                                   ARTICLE II

                              DEFINITIONS AND TERMS

      2.1 Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and reflected in the audited consolidated financial statements of the Company, prepared in the ordinary course of business.

      2.2 Specific Terms. The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context.

      "Annual Return To Shareholders" means the Company's return to shareholders as represented by share price appreciation plus dividends paid on one share of stock during any Year during a Performance Period.

      "Base Salary" in respect of any Performance Period means the aggregate base annualized salary of a Participant from the Company and all affiliates of the Company at the time the Participant is selected to participate for that Performance Period, exclusive of any commissions or other actual or imputed income from any Company provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

      "Bonus" means a cash payment or payment opportunity as the context requires.

      "Business Criteria" means any one or any combination of Annual Return to Shareholders, Total Revenue, Net Income, Net Income before Taxes, Net Income before Nonrecurring Items, Return on Equity, Return on Equity before Taxes, Return on Assets, EPS, EBITDA, or EBITDA before Nonrecurring Items.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" means the Compensation Committee of the Board of Directors or any successor committee which will administer the Plan in accordance with
Section 3 and Section 162(m) of the Code.

      "Company" means Frost Hanna Capital Group, Inc. and its consolidated subsidiaries, and any successor, whether by merger, ownership of all or substantially all of its assets or otherwise.

      "EBITDA" for any Year means the consolidated income before interest, taxes, depreciation and amortization of the Company as reflected in the Company's audited consolidated financial statements for the Year.

      "EBITDA Before Nonrecurring Items" means for any Year EBITDA of the Company before any extraordinary or unusual one-time nonrecurring expenses or other charges as reflected in the Company's audited consolidated financial statements for the Year.

      "Effective Date" means the date this Plan is approved by shareholders.

      "EPS" for any Year means diluted earnings per share of the Company, as reported in the Company's audited consolidated financial statements for the Year.

      "Executive" means a key employee (including any officer) of the Company who is (or in the opinion of the Committee may become during the applicable Performance Period) an "executive officer" as defined in Rule 3b-7 under the Securities Exchange Act of 1934.

      "Net Income" for any Year means the consolidated net income of the Company, as reported in the Company's audited consolidated financial statements for the Year.

      "Net Income Before Taxes" means for any year the consolidated income before taxes as reflected in the Company's audited consolidated financial statements for the Year.

      "Net Income Before Nonrecurring Items" means for any Year the Net Income of the Company before any extraordinary or unusual one-time nonrecurring expenses or other charges as reflected in the Company's audited consolidated financial statements for the Year.

      "Participant" means an Executive selected to participate in the Plan by the Committee.

      "Performance Period" means the Year or Years with respect to which the Performance Targets are set by the Committee.

      "Performance Target(s)" means the specific objective goal or goals (which may be cumulative and/or alternative) that are timely set in writing by the Committee for each Executive for the Performance Period in respect of any one or more of the Business Criteria.

      "Plan" means the Annual Incentive Bonus Plan for Executives of the Company, as amended from time to time.

      "Return on Assets" for any Year means Net Income divided by the average of the total assets of the Company at the end of the fiscal quarters of the Year, as reported in the Company's audited consolidated financial statements for the Year.

      "Return on Equity" for any Year means the Net Income divided by the average of the shareholders equity of the Company at the end of each of the fiscal quarters of the Year, as reported in the Company's audited consolidated financial statements for any Year.

      "Return on Equity Before Taxes" for any Year means the Net Income before Taxes divided by the average of the shareholders equity of the Company at the end of each of the fiscal quarters of the Year, as reported in the Company's audited consolidated financial statements for any Year.

      "Section 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

      "Total Revenue" for any Year means the Company's total revenue from commissions and trading income, net interest and dividend income, underwriting fees, and other income, as reported in the Company's audited consolidated financial statements for the Year.

      "Year" means any one or more fiscal years of the Company commencing on or after ________________ 1999 that represent(s) the applicable Performance Period and end(s) no later than _________________.

                                   ARTICLE III

                           ADMINISTRATION OF THE PLAN

      3.1 The Committee. The Plan shall be administered by the Committee, which shall consists of at least two (2) members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan, who (i) are not eligible to participate in the Plan, and (ii) are "outside directors" within the meaning of Section 162(m).

      3.2 Powers of the Committee. The Committee shall have the sole authority to establish and administer the Performance Target(s) and the responsibility of determining from among the Executives those persons who will participate in and receive Bonuses under the Plan and, subject to Sections 4 and 5 of the Plan, the amount of such Bonuses and shall otherwise be responsible for the administration of the Plan, in accordance with its terms. The Committee shall have the authority to construe and interpret the plan (except as otherwise provided herein) and any agreement or other document relating to any Bonus under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto. For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Executives who are selected as Participants in the Plan.

      3.3 Requisite Action. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

      3.4 Express Authority (and Limitations on Authority) to Change Terms and Conditions of Bonus. Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan and
Section 5.8, the Committee shall have the authority to accelerate a Bonus (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for a bonus (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of a bonus after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs.

                                   ARTICLE IV

                                BONUS PROVISIONS

      4.1 Provisions for Bonus. Each Participant may receive a Bonus if and only if the Performance Target(s) established by the Committee, relative to the applicable Business Criteria, are attained. The applicable Performance Period and Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). Notwithstanding the fact that the Performance Target(s) have been attained, the Committee may determine that the Company may pay a Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.2 or may pay no Bonus at all, unless the Committee otherwise expressly provides by written contract or other written commitments.

      4.2 Selection of Performance Target(s). The specific Performance
Target(s) with respect to the Business Criteria must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m). At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, and for any person who may become a Participant after the Performance Target(s) are set, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target(s) are attained, subject to Sections 4.1, 4.3, 4.7, 5.1 and 5.8.

      4.3 Maximum Individual Bonus. Notwithstanding any other provision hereof, no Executive shall receive a Bonus under the Plan for any Year in excess of $5 million.

      4.4 Selection of Participants. For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Executives who will participant in the Plan.

      4.5 Effect of Mid-Year Commencement of Service. To the extent compatible with Sections 4.2 and 5.8, if an Executive commences employment with the Company after the adoption of the Plan and the Performance Target(s) are established for a Performance Period, the Committee may grant a bonus for that Performance Period that is proportionately adjusted based on the period of actual service during such Performance Period.

      4.6 Accounting Changes. Subject to Section 5.8, if, after the Performance Target(s) are established for a Performance Period, a change occurs in the applicable accounting principles or practices, the amount of the bonuses paid under this Plan for such Performance Period shall be determined without regard to such change.

      4.7 Committee Discretion to Determine Bonuses. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant's Bonus shall be calculated (in accordance with Section 4.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participate, subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. In addition to the establishment of Performance Target(s) as provided in Section 4.2, the Committee may at any time establish additional conditions and terms of payment of Bonuses (including, but not limited to, the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deemed desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2 or 4.3 of the Plan or award a bonus under this Plan if the applicable Performance Target(s) have not been satisfied.

      4.8 Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target(s) and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

      4.9 Time of Payment. Any Bonuses granted by the Committee under the Plan shall be paid as soon as practicable following the Committee's determination under this Section 4 and the certification of the committee's findings under
Section 4.8.

      4.10 Form of Payment. Payment of the Participant's Bonus for any Plan Year shall be made in cash, subject to applicable withholding requirements.

      4.11 Change in Control. Notwithstanding any other provisions of the Plan to the contrary (i) if a "Change in Control" of the Company (as defined in this Section 4.11) shall occur following a Performance Period as to which the Committee has determined the actual Bonuses to be paid (but such Bonuses have not yet been paid), such Bonuses shall be paid immediately in cash, (ii) if a Change in Control shall occur following a Performance Period as to which the Committee has not yet determined the actual Bonuses to be paid, such Bonuses shall be immediately determined and paid in cash, and (iii) if a change in Control shall occur during a Performance Period as to which target bonuses have been established (the actual Bonuses to be paid have not yet been determined), such Performance Period shall be deemed to have been completed, the target levels of performance set forth under the respective Performance Targets shall be deemed to have been attained, and the Bonus so determined for each Participant assuming that the full Performance Period had been completed. This bonus shall be paid immediately in cash to each Participant for whom a target Bonus for such Performance Period was established.

      For purposes of this Section 4.11, a Change in Control of the Company shall occur upon the first to occur of the following:

      (i) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than twenty-five (25%) percent of the combined voting power of the Company is acquired by any "person," as defined in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company), or

      (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

      (iii) during any period of three consecutive years as of the Effective Date of the Plan, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

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                                   ARTICLE V

                               GENERAL PROVISIONS

      5.1 No Right to Bonus or Continued Employment. Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board of Directors of the Company or the Committee in respect of the Plan, shall be held or construed to confer upon any person any legal right to receive, or any interest in, a Bonus or any other benefit under the Plan, or any legal right to be continued in the employ of the Company unless otherwise provided by the Committee by contract or agreement. The Company expressly reserves any and all rights to discharge an Executive in its sole discretion, without liability of any person, entity or governing body under the plan or otherwise. Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Target(s) have been attained and/or the individual maximum amounts pursuant to Section 4.2 have been calculated, the Company shall have no obligation to pay any Bonus hereunder nor to pay the maximum amount so calculated, unless the Committee otherwise expressly provides by written contract or other written commitment.

      5.2 Discretion of the Company, Board of Directors and Committee. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any personal liability for actions taken or omitted under the Plan by the member or any other person.

      5.3 Absence of Liability. A member of the Board of Directors of the Company or a member of the Committee of the Company or any officer of the Company shall not be personally liable for any act or inaction hereunder, whether of commission or omission.

      5.4 No Funding of Plan. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any obligations of the Company to any Participant under the Plan shall be those of a debtor and any rights of any Participant or former Participant shall be limited to those of a general unsecured creditor.

      5.5 Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This
Section 5.5 shall not apply to an assignment of a contingency or payment due after the death of the Executive to the deceased Executive's legal representative or beneficiary.

      5.6 Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the internal laws of the State of New York.

      5.7 Non-Exclusivity. Subject to Section 5.8, the Plan does not limit the authority of the Company, the Board of Directors of the Company or the Committee, or any subsidiary of the Company, to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same Performance Target(s) used under the plan. In addition, Executives not selected to participate in the Plan may participate in other plans of the Company.

      5.8 Section 162(m) Conditions; Bifurcation of Plan. It is the intent of the Company that the Plan and Bonuses paid hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board of Directors of the Company or the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

                                   ARTICLE VI

                AMENDMENTS, SUSPENSION OR TERMINATION OF THE PLAN

      Except as otherwise expressly agreed to in writing by the Committee, the Board of Directors of the Company or the Committee may, from time to time amend, suspend or terminate, in whole or in part, the Plan, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan; provided no amendment, suspension or termination of the Plan shall in any manner affect any Bonus theretofore granted pursuant to the Plan (whether or not the applicable Performance Target(s) have been attained) without the consent of the Participant to whom the Bonus was granted. Notwithstanding the foregoing, no amendment may be effective without Board of Directors of the Company and/or shareholder approval if such approval is necessary to comply with the applicable rules under
Section 162(m) of the Code.

                                  EXHIBIT "E"


                       SPECIAL PERFORMANCE INCENTIVE PLAN


                                   ARTICLE I

                                 PURPOSE OF PLAN

      The purposes of this Plan are to enhance the Company's ability to retain executives, link their compensation opportunity with special performance measures, and qualify as a performance-based compensation program within the meaning of Section 162(m) of the Code.

                                   ARTICLE II

                              DEFINITIONS AND TERMS

      2.1 Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and reflected in the audited consolidated financial statements of the Company, prepared in the ordinary course of business.

      2.2 Specific Terms. The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context.

      "Base Salary" in respect of any Plan Period means the aggregate base annualized salary of a Participant from the Company and all affiliates of the Company at the time the Participate is selected to participate for that Plan Period, exclusive of any commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Commission" means all compensation and/or fees based on sales dollars, commission revenue, trading income, and/or other criteria as defined by the Committee but excludes compensation from base salary.

      "Committee" means the Compensation Committee of the Board of Directors or any successor committee which will administer the Plan in accordance with
Section 3 and Section 162(m) of the Code.

      "Company" means Gaines, Berland Inc. and its consolidated subsidiaries, and any successor, whether by merger, ownership of all or substantially all of its assets or otherwise.

      "Effective Date" means the date this Plan is approved by shareholders.

      "Executive" means a key employee (including any officer) of the Company who is (or in the opinion of the Committee may become during the applicable Plan Period) an "executive officer" as defined in Rule 3b-7 under the Securities Exchange Act of 1934.

      "Participant" means an Executive selected to participate in the Plan by the Committee.

      "Plan" means the Special Performance Incentive Plan, as amended from time to time.

      "Plan Period" means the Year or Years with respect to which the Special Performance Incentive is set by the Committee.

      "Section 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

      "Special Performance Incentive" is a fixed percentage, as determined by the Committee, of commissions generated by certain individuals and/or business units over the Plan Period.

      "Year" means any one or more fiscal years of the Company commencing on or after ________________ 1999 that represent(s) the applicable Plan Period and end(s) no later than _________________.

                                  ARTICLE III

                           ADMINISTRATION OF THE PLAN

      3.1 The Committee. The Plan shall be administered by the Committee, which shall consists of at least two (2) members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan, who (i) are not eligible to participate in the Plan, and (ii) are "outside directors" within the meaning of Section 162(m).

      3.2 Powers of the Committee. The Committee shall have the sole authority to establish and administer the Plan and the responsibility of determining from among the Executives those persons who will participate in and receive the Special Performance Incentive under the Plan and, subject to Sections 4 and 5 of the Plan, the amount of such Special Performance Incentive and shall otherwise be responsible for the administration of the Plan, in accordance with its terms. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Special Performance Incentive under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto. For each Plan Period, the Committee shall determine those Executives who are selected as Participants in the Plan.

      3.3 Requisite Action. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

                                   ARTICLE IV

                    SPECIAL PERFORMANCE INCENTIVE PROVISIONS

      4.1 Provisions for Special Performance Incentive. Each Participant will receive a Special Performance Incentive relative to certain Commissions generated in the Plan Period. The applicable Special Performance Incentive, Commissions and Plan Period shall be determined by the committee consistent with the terms of the Plan and Section 162(m). The Committee may determine that the Company may pay a Special Performance Incentive of less than the amount determined by the formula or standard established pursuant to Section 4.2 or may pay no Special Performance Incentive at all, unless the Committee otherwise expressly provides by written contract or other written commitment.

      4.2 Selection of Special Performance Incentive. The specific Special Performance Incentive must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while commissions used as a basis for the Special Performance Incentive remain substantially uncertain within the meaning of Section 162(m). At the time the Special Performance Incentive is determined, the Committee shall provide, in terms of an objective formula or standard for each Participant, and for any person who may become a Participant after the Special Performance Incentive is set, the method of computing the specific amount that will represent the maximum amount of Special Performance Incentive payable to the Participant, subject to Sections 4.1, 4.3, 4.7, 5.1 and 5.8.

      4.3 Maximum Payments to Individuals. Notwithstanding any other provision hereof, no Executive shall receive payments based on the Special Performance Incentive under the Plan for any Year in excess of $5 million.

      4.4 Selection of Participants. For each Plan Period, the Committee shall determine, at the time the Special Performance Incentive is set, those Executives who will participate in the Plan.

      4.5 Effect of Mid-Year Commencement of Service. To the extent compatible with Sections 4.2 and 5.8, if an Executive commences employment with the Company after the adoption of the Plan, the Committee may adjust payments based on the Special Performance Incentive for that Plan Period that proportionately reflects the period of actual service during such Plan Period.

      4.6 Accounting Changes. Subject to Section 5.8, if, after the Special Performance Incentive percentage is established for a Plan Period, a change occurs in the applicable accounting principles or practices, the amount paid based on the Special Performance Incentive under this Plan for such Plan Period shall be determined without regard to such change.

      4.7 Committee Discretion to Determine Special Performance Incentive. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant's payments from the Special Performance Incentive shall be calculated (in accordance with Section 4.2), subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2 or 4.3 of the Plan or award a Special Performance Incentive under this Plan.

      4.8 Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

      4.9 Time of Payment. Any Special Performance Incentive to be paid by the Committee under the Plan shall be paid as soon as practicable following the Committee's determination under this Section 4 and the certification of the Committee's findings under Section 4.8.

      4.10 Form of Payment. Payment of the Participant's Special Performance Incentive for any Plan Year shall be made in cash, subject to applicable withholding requirements.

      4.11 Change in Control. Notwithstanding any other provisions of the Plan to the contrary (i) if a "Change in Control" of the Company (as defined in this Section 4.11) shall occur following a Plan Period as to which the Committee has determined the actual amount to be paid based on the Special Performance Incentive (but such amounts have not yet been paid), such amount shall be paid immediately in cash, (ii) if a Change in Control shall occur following a Plan Period as to which the Committee has not yet determined the actual Special Performance Incentive to be paid, such Special Performance Incentive shall be immediately determined and paid in cash, and (iii) if a change in Control shall occur during a Plan Period as to which Special Performance Incentive has been established (but the actual Special Performance Incentive to be paid have not yet been determined), such Plan Period shall be deemed to have been completed, and the amounts based on the Special Performance Incentive so determined for each Participant assuming that the full Plan Period had been completed. This Special Performance Incentive shall be paid immediately in cash to each Participant for whom the Special Performance Incentive for such Plan Period was established.

      For purposes of this Section 4.11, a Change in Control of the Company shall occur upon the first to occur of the following:

      (i) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than twenty-five (25%) percent of the combined voting power of the Company is acquired by any "person," as defined in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company's Common Stock), or

      (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

      (iii) during any period of three consecutive years as of the Effective Date of the Plan, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

                                    ARTICLE V

                               GENERAL PROVISIONS

      5.1 No Right to Special Performance Incentive or Continued Employment. Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board of Directors of the Company or the Committee in respect of the Plan, shall be held or construed to confer upon any person any legal right to receive, or any interest in, a Special Performance Incentive or any other benefit under the Plan, or any legal right to be continued in the employ of the Company unless otherwise provided by the Committee by contract or agreement. The Company expressly reserves any and all rights to discharge an Executive in its sole discretion, without liability of any person, entity or governing body under the plan or otherwise. Notwithstanding any other provision hereof, the Company shall have no obligation to pay any Special Performance Incentive hereunder nor to pay the maximum amount so calculated, unless the Committee otherwise expressly provides by written contract or other written commitment.

      5.2 Discretion of the Company, Board of Directors and Committee. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any personal liability for actions taken or omitted under the Plan by the member or any other person.

      5.3 Absence of Liability. A member of the Board of Directors of the Company or a member of the Committee of the Company or any officer of the Company shall not be personally liable for any act or inaction hereunder, whether of commission or omission.

      5.4 No Funding of Plan. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any obligations of the Company to any Participant under the Plan shall be those of a debtor and any rights of any Participant or former Participant shall be limited to those of a general unsecured creditor.

      5.5 Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This
Section 5.5 shall not apply to an assignment of a contingency or payment due after the death of the Executive to the deceased Executive's legal representative or beneficiary.

      5.6 Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the internal laws of the State of New York.

      5.7 Non-Exclusivity. Subject to Section 5.8, the Plan does not limit the authority of the Company, the Board of Directors of the Company or the Committee, or any subsidiary of the Company, to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same Performance Target(s) used under the Plan. In addition, Executives not selected to participate in the Plan may participate in other plans of the Company.

      5.8 Section 162(m) Conditions; Bifurcation of Plan. It is the intent of the Company that the Plan and Special Performance Incentive paid hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board of Directors of the Company or the Committee in any manner so that certain provisions of the Plan or any Special Performance Incentive intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

                                  ARTICLE VI

                AMENDMENTS, SUSPENSION OR TERMINATION OF THE PLAN

      Except as otherwise expressly agreed to in writing by the Committee, the Board of Directors of the Company or the Committee may, from time to time amend, suspend or terminate, in whole or in part, the Plan, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan; provided no amendment, suspension or termination of the Plan shall in any manner affect any amounts based on the Special Performance Incentive theretofore paid pursuant to the Plan without the consent of the Participant to whom the Special Performance Incentive was paid. Notwithstanding the foregoing, no amendment may be effective without Board of Directors of the Company and/or shareholder approval if such approval is necessary to comply with the applicable rules under Section 162(m) of the Code.

                                  EXHIBIT "F"

                          FORM OF EMPLOYMENT AGREEMENT


      EMPLOYMENT AGREEMENT, dated as of the day of ___________, 1999, by and among GAINES, BERLAND INC., a New York corporation, having its principal place of business at 1055 Stewart Avenue, Bethpage, New York 11714 (the "Company"), FROST HANNA CAPITAL GROUP, INC., a Florida corporation having its principal place of business at 327 Plaza Real, Suite 319, Boca Raton, Florida 33432 ("Parent") and _______________ ("Executive").

      WHEREAS, the Company is registered as a broker/dealer pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD") and is principally engaged as a full service broker/dealer;

      WHEREAS, the Executive is currently employed as the ____________ of the Company;

      WHEREAS, Parent desires that the Company continues to employ Executive in such capacity and further desires that such employment be pursuant to a written employment agreement;

      WHEREAS, Executive is willing to continue his employment with the Company, all in accordance with the terms, conditions, and provisions hereinafter set forth.

      NOW, THEREFORE, in consideration of the promises and mutual representations, covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree effective upon the Acquisition as follows:

      1. TERM: The term of this Agreement shall be for a period of five (5) years commencing on the date of this Agreement (the "Effective Date"), subject to earlier termination as provided herein.

      2. EMPLOYMENT:

          (i) Subject to the terms and conditions and for the compensation hereinafter set forth, the Company hereby agrees to employ Executive for and during the term of this Agreement. Executive is hereby employed by the Company as its ___________. The Executive's powers and duties shall be those of an executive nature which are appropriate for an ___________ in accordance with the Company's By-Laws; and Executive does hereby accept such employment and agrees to devote his full business time to the performance of his duties upon the conditions hereinafter set forth. Executive shall report to the Board of Directors of the Company. The Company shall not require Executive to be employed in any location other than the metropolitan New York area unless he consents in writing to such location. The Executive also shall serve as the _______________ of the Parent.

          (ii) During the term of this Agreement, Executive shall be furnished with office space and facilities commensurate with his position and adequate for the performance of his duties; the Executive also shall be provided with the perquisites customarily associated with the position of ______________ of the Company.

      3. COMPENSATION:

          (i) SALARY: During the term of this Agreement, the Company agrees to pay Executive, and Executive agrees to accept, an annual salary of not less than One Hundred and Twenty Thousand Dollars ($120,000) per year, payable in accordance with the Company's policies, for services rendered by Executive hereunder.

          (ii) INCREASES: The annual salary is subject to periodic increases at the discretion of the Compensation Committee of the Parent (or Board of Directors in lieu thereof), with such increases to take effect no later than on each anniversary date of this Agreement.

          (iii) BONUS: The Executive shall be entitled to participate in the Company's Annual Incentive Bonus Plan (the "Bonus Plan"), to the extent and on the terms and conditions set forth in the Bonus Plan.

         (iv) OVERRIDE: Pursuant to the Special Performance Incentive Plan (the "Special Performance Plan") of Gaines, Berland Inc., the Executive shall be entitled to receive an Override (as defined in the Special Performance Plan) which shall be paid and shall be on the terms and conditions set forth in the Special Performance Plan.

         (v) INTENTION TO COMPLY WITH SECTION 162(M): The Parent, the Company and the Executive intend that this Agreement and all compensation payable by the Company with respect to the Executive's employment with the Company qualify for deductibility by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended, ("Section 162(m)") and the Department of the Treasury regulations promulgated thereunder (the "Code"), as in force at all relevant times.

         (vi) COMPENSATION COMMITTEE: The Compensation Committee shall be comprised solely of two or more outside directors, within the intent of the applicable Department of the Treasury regulations under Section 162(m), as in force at all relevant times.

         (vii) STOCK OPTIONS: Upon the Effective Date, the Parent shall grant to the Executive from the Parent's 1999 Performance Equity Plan (the "Stock Option Plan") stock options (the "Stock Options"), to purchase 100,000 shares of Common Stock at a purchase price equal to the Fair Market Value (as defined in the Stock Option Plan) on the Effective Date, with vesting of such stock options to occur in annual installments commencing on the Effective Date in the greatest amount allowable under Section 422 of the Code. The Executive also shall be entitled to such other Stock Options as the Compensation Committee shall so grant at any future date.

     4. EXPENSES: The Company shall reimburse Executive for all reasonable and actual business expenses incurred by him in connection with his service to the Company, the Parent and/or any direct and/or indirect subsidiaries of such entities upon submission by him of appropriate vouchers and expense account reports.

     5. BENEFITS:

         (i) INSURANCE: The Company shall maintain family medical insurance for the Executive. In addition, Executive and his dependents shall be entitled to participate in such other benefits as may be extended to active executive employees of the Parent and/or the Company and their dependents including but not limited to pension, retirement, profit-sharing, 401(k), stock option, bonus and incentive plans, group insurance, hospitalization, medical or other benefits made available by the Company to its employees generally.

         (ii) VACATION: Executive shall be entitled to take up to four (4) weeks of paid vacation annually at a time mutually convenient to the Company and Executive. Any such vacation time not used by Executive in any one year shall accumulate to his benefit in the succeeding years.

         (iii) DIRECTOR AND OFFICER LIABILITY INSURANCE: During the term of this Agreement, the Parent shall obtain and maintain adequate officer and director liability insurance in such amounts as the Board of Directors shall so determine (which in no event shall be less than $5,000,000) and the Executive shall be covered at all times by such policy in all of his capacities with the Company and the Parent. In addition, for a period of six (6) years after the termination of Executive's employment with the Company and/or the Parent (for cause, without cause, for reason or no reason, voluntarily of involuntarily), the Parent shall cause to be maintained in effect one or more policies of directors' and officers' liability insurance with respect to any claim, action, suit, proceeding or investigation arising from facts or events which occurred during the Executive's employment with the Company and/or Parent and such policy or policies shall be with a carrier or carriers satisfactory to the parties intended to be benefited thereby, and with the limits, deductibles and other characteristics no less favorable than those in place on the date the Executive ceased being an employee/director of the Company and/or the Parent. Any and all such policies shall be issued by leading insurance carriers, shall have no uncustomary exclusions, and shall otherwise be in form and substance satisfactory to those persons who are officers and directors of the Company as of the date hereof. The provisions of this Section 5(C) shall survive any termination of this Agreement and/or any termination of the Executive's employment with the Company.

     6. RESTRICTIVE COVENANTS:

         (i) Executive recognizes and acknowledges that the Company, through the expenditure of considerable time and money, has developed and will continue to develop in the future information concerning customers, clients, marketing, business and operational methods of the Company and its customers or clients, contracts, financial or other data, technical data or any other confidential or proprietary information possessed, owned or used by the Company, and that the same are confidential and proprietary, and are "confidential information" of the Company. In consideration of his continued employment by the Company hereunder, Executive agrees that he will not, without the consent of the Board of Directors, make any disclosure of confidential information now or hereafter possessed by the Company, the Parent and/or any of their current or future, direct or indirect subsidiaries (collectively, the "Group"), to any person, partnership, corporation or entity either during or after the term hereunder, except to employees of the Group and to others within or without the Group, as the Executive may deem necessary in order to conduct the Group's business and except as may be required pursuant to any court order, judgment or decision from any court of competent jurisdiction. The foregoing shall not apply to information which is in the public domain on the date hereof; which, after it is disclosed to Executive by the Group, is published or becomes part of the public domain through no fault of Executive; which is known to Executive prior to disclosure thereof to him by the Group as evidenced by his written records; or, after Executive is no longer employed by the Group, which is thereafter disclosed to Executive in good faith by a third party which is not under any obligation of confidence or secrecy to the Group with respect to such information at the time of disclosure to him. The provisions of this Section 6 shall continue in full force and effect notwithstanding termination of Executive's employment under this Agreement or otherwise.

         (ii) Except if the Executive's employment pursuant to this Agreement is terminated by the Executive for Reason (as defined in section 7(D) hereof), or by the Company without Cause (as defined in Section 7(C) hereof), for a period commencing on the date of termination and ending (i) twelve (12) months thereafter (the "One Year Termination Date"), the Executive shall neither directly and/or indirectly (a) solicit, hire and/or contact any prior or then current employee of the Company and/or the Parent nor any of their respective direct and/or indirect subsidiaries (collectively, the "Applicable Entities"), nor (b) solicit or transact any business with any prior or then current customer and/or client of the Applicable Entities; and (ii) twelve (12) months following the One Year Termination Date and within a 200 mile radius of any office of any of the Applicable Entities, the Executive shall neither directly and/or indirectly (a) solicit, hire and/or contact any prior or then current employee of the Applicable Entities, nor (b) solicit nor transact any business with any prior or then present client and/or customer of the Applicable Entities. In addition, the Executive shall not attempt (directly and/or indirectly), to do anything either by himself or through others that he is prohibited from doing pursuant to this Section 6.

         (iii) Executive acknowledges that the restrictive covenants (the "Restrictive Covenants") contained in this Section 6 are a condition of his continued employment and are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part of any of the Restrictive Covenants, is invalid or unenforceable, the remainder of the Restrictive Covenants and parts thereof shall not thereby be affected and shall be given full effect, without regard to the invalid portion. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or enforceable because of the geographic or temporal scope of such provision, such court shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

         (iv) If Executive breaches, or threatens to breach, any of the Restrictive Covenants, the Company, in addition to and not in lieu of any other rights and remedies it may have at law or in equity, shall have the right to injunctive relief; it being acknowledged and agreed to by Executive that any such breach or threatened breach would cause irreparable and continuing injury to the Company and that money damages would not provide an adequate remedy to the Company.

     7. TERMINATION:

         (i) DEATH: In the event of Executive's death ("Death") during the term of his employment, Executive's designated beneficiary, or in the absence of such beneficiary designation, his estate shall be entitled to payment of Executive's salary from date of death to the expiration of one (1) year thereafter. In addition, Executive's beneficiary and/or dependents shall be entitled, for the same one year period to continuation, at the Company's expense, of such benefits as are then being provided to them under Section 5(A) hereof, and any additional benefits as may be provided to dependents of the Company's executive officers in accordance with the terms of the Company's policies and practices.

         (ii) DISABILITY:

               (i) In the event Executive, by reason of physical or mental incapacity, shall be disabled ("Disability") for a period of at least six
     (6) consecutive months, the Company shall have the option at any time thereafter to terminate Employee's employment hereunder for disability. Such termination will be effective thirty (30) days after the Board gives written notice of such termination to Executive, unless Executive shall have returned to the performance of his duties prior to the effective date of the notice. Except as otherwise expressly provided herein, all obligations of the Company hereunder shall cease upon the effectiveness of such termination, provided that such termination shall not affect or impair any rights Executive may have under any policy of long term disability insurance or benefits then maintained on his behalf by the Company. In addition, for a period of one (1) year following termination of Executive's employment for disability, Executive and his dependents, as the case may be, shall continue to receive the benefits set forth under subparagraph 5(A) hereof, as well as such benefits as are extended to the Company's active executive employees and their dependents during such period.

               (ii) "Incapacity" as used herein shall mean the inability of the Executive due to physical or mental illness, injury or disease substantially to perform his normal duties as _____________________. Executive's salary as provided for hereunder shall continue to be paid during any period of incapacity prior to and including the date on which Executive's employment is terminated for disability.

         (iii) BY THE COMPANY FOR CAUSE:

               (i) The Company shall have the right, before the expiration of the term of this Agreement, to terminate the Executive's employment hereunder and to discharge Executive for cause (hereinafter "Cause"), and all compensation to Executive shall cease to accrue upon discharge of Executive for Cause. For the purposes of this Agreement, the term "Cause" shall mean (i) Executive's conviction of a felony; (ii) the alcoholism or drug addiction of Executive: (iii) gross negligence or willful misconduct of Executive in connection with his duties hereunder; or (iv) the continued and willful failure by Executive to substantially and materially perform his material duties hereunder.

               (ii) If the Company elects to terminate Executive employment for Cause under (C)(i) above, such termination shall be effective fifteen (15) days after the Company gives written notice of such termination to Executive. In the event of a termination of Executive's employment for Cause in accordance with the provisions of 7(C)(i), the Company shall have no further obligation to the Executive, except for the payment of all compensation which has accrued through the date of such termination and not paid and any other benefits to which he or his dependents may be entitled by law and/or except as otherwise provided herein.

         (iv) BY EXECUTIVE FOR REASON:

     Executive shall have the right to terminate his employment at any time for "good reason" (herein designated and referred to as "Reason"). The term Reason shall mean (i) the Company's failure or refusal to perform any obligations required to be performed in accordance with this Agreement after a reasonable notice and an opportunity to cure same; and (ii) a Change in Control of the Company and/or the Parent, as defined herein, occurs.

         (v) SEVERANCE: In the event Executive's employment hereunder shall be terminated by the Executive for Reason or by the Company for other than Cause, Death or Disability: (1) the Executive shall receive as severance pay in a lump sum no later than sixty (60) days following such termination, an amount equal to the sum of (i) the salary the Executive would have received for the remaining term of this Agreement had there been no termination, (ii) all accrued Override payments earned as of the date of such termination, and (iii) the bonus paid to the Executive under the Bonus Plan for the year immediately preceding the year in which such termination of the Executive occurs times the remaining number of years of the Agreement had there been no termination of the Executive, provided, however, that in no event shall such lump sum payment be less than the prior year's aggregate salary, Override and bonus; and (2) the Executive's (and his dependents') participation in any and all life, disability, medical and dental insurance plans shall be continued, or equivalent benefits provided to him or them by the Company, at no cost to him or them, for a period of two years from the termination.

         (vi) RESIGNATION WITHOUT REASON: The Executive may voluntarily resign his employment with the Company upon thirty (30) days' written notice to the Company without any liability to the Executive. In the event Executive resigns without reason prior to the expiration of this Agreement, he shall receive only any unpaid fixed salary through such resignation date and such benefits to which he and his dependents are entitled by law.

         (vii) EXTENSION OF BENEFITS: Any extension of benefits following the termination of employment provided for herein shall be deemed to be in addition to, and not in lieu of, any period for the continuation of benefits provided for by law, either at the Company's, Executive or his dependents' expense.

         (viii) CHANGE IN CONTROL: For purposes hereof, a Change in Control shall be deemed to have occurred (i) if there has occurred a "change in control" as such term is used in Item 1 (a) of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, at the date hereof ("Exchange Act") or (ii) if there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Exchange Act, provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, no "Change of Control" shall occur if the Board of Directors of the Parent shall have approved the Change of Control prior to the effective date of any such "Change of Control."

      8. INDEMNIFICATION: Except for actions taken by the Executive which are determined by an arbitration panel (as provided in Section 15 hereof) in a final non-appealable decision to constitute either willful misconduct or gross negligence, the Company and the Parent hereby jointly and severely indemnify and hold Executive harmless to the extent of any and all claims, suits, proceedings, damages, losses or liabilities incurred by Executive and arising out of any acts or decisions done or made in the authorized scope of his employment hereunder. Parent and the Company hereby jointly and severely agree to pay all expenses, including reasonable attorneys' fees and expenses (of the attorney or firm chosen by the Executive), actually incurred by Executive (when such expenses are incurred) in connection with the investigation of any such matter, the defense of any such action, suit or proceeding and in connection with any appeal thereon including the cost of settlements. Nothing contained herein shall entitle Executive to indemnification by Parent and the Company in excess of that permitted under applicable law. The obligations of the Company and the Parent set forth herein shall survive any termination of this Agreement and/or the Executive's employment with the Company.

      9. WAIVER: No delay or omission to exercise any right, power or remedy accruing to either party hereto shall impair any such right, power or remedy or shall be construed to be a waiver of or an acquiescence to any breach hereof. No waiver of any breach hereof shall be deemed to be a waiver of any other breach hereof theretofore or thereafter occurring. Any waiver of any provision hereof shall be effective only to the extent specifically set forth in the applicable writing. All remedies afforded to either party under this Agreement, by law or otherwise, shall be cumulative and not alternative and shall not preclude assertion by either party of any other rights or the seeking of any other rights or remedies against the other party.

      10. GOVERNING LAW: The validity of this Agreement or of any of the provisions hereof shall be determined under and according to the laws of the State of New York, and this Agreement and its provisions shall be construed according to the laws of the State of New York, without regard to the principles of conflicts of law and the actual domiciles of the parties hereto.

      11. NOTICES: All notices, demands or other communications required or permitted to be given in connection with this Agreement shall be given in writing, shall be transmitted to the appropriate party by hand delivery, by certified mail, return receipt requested, postage prepaid or by overnight carrier and shall be addressed to a party at such party's address shown on the first page hereof. A party may designate by written notice given to the other parties a new address to which any notice, demand or other communication hereunder shall thereafter be given. Each notice, demand or other communication transmitted in the manner described in this Section 11 shall be deemed to have been given and received for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by hand delivery or overnight carrier) or (ii) presented for delivery during normal business hours, if such delivery shall not have been accepted for any reason.

      12. ASSIGNMENTS: This Agreement shall be binding upon and inure to the benefit of the parties hereto and each of their respective successors, assigns, heirs and legal representatives; provided, however, that Executive may not assign or delegate his obligations, responsibilities and duties hereunder except as may otherwise be expressly agreed to in writing by the parties hereto; provided, further that notwithstanding anything to the contrary provided herein or elsewhere, and subject to compliance by the parties to all applicable laws, rules and regulations, the Executive may assign all or any portion of his compensation under this Agreement to an entity controlled by the Executive.

      13. MISCELLANEOUS: This Agreement contains the entire understanding between the parties hereto and supersedes all other oral and written agreements or understandings between them with respect to the subject matter hereof. No modification or addition hereto or waiver or cancellation of any provision shall be valid except by a writing signed by the party to be charged therewith.

      14. SEVERABILITY: The parties agree that if any of the covenants, agreements or restrictions contained herein are held to be invalid by any court of competent jurisdiction, the remainder of the other covenants, agreements restrictions and parts thereof herein contained shall be severable so not to invalidate any others and such other covenants, agreements, restrictions and parts thereof shall be given full effect without regard to the invalid portion.

      15. ARBITRATION: Any and all disputes, controversies, or differences, whether arising or commenced during or subsequent to the term hereof, which may arise between the parties directly and/or indirectly out of or in relation to or in connection with this Agreement, or for the breach of this Agreement, shall be settled by arbitration in New York City, New York before three arbitrators under the commercial arbitration rules of the American Arbitration Association then in effect. Each of the arbitrators shall be appointed by the American Arbitration Association. Such arbitration shall be final and binding and shall be limited to an interpretation and application of the provisions of this Agreement and any related agreements or documents. Any arbitral award shall be enforceable in any court, wherever located, having jurisdiction over the party against whom the award was rendered. In addition, with respect to any such arbitration or enforcement proceedings, the losing party thereto shall bear all of its and the winning parties' attorneys' fees and expenses, court costs, and all other costs and expenses reasonably associated with such arbitration or enforcement proceedings (i.e., travel, lodging, telecommunications charges).

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                      FROST HANNA CAPITAL GROUP, INC.


                                      By:_______________________________________
                                         Name:
                                         Title:


                                      GAINES, BERLAND INC.


                                      By:_______________________________________
                                         Name:
                                         Title:

                                      __________________________________________
                                      _______________________________, EXECUTIVE

                                                                      Appendix A



                                      PROXY


                         FROST HANNA CAPITAL GROUP, INC.

             SPECIAL MEETING OF SHAREHOLDERS -- _____________, 1999

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Frost Hanna Capital Group, Inc. ("Frost Hanna") hereby appoints Richard B. Frost and Mark J. Hanna, and each of them, the undersigned's proxies, with full power of substitution, to vote all shares of Common Stock, par value $.0001 per share, of Frost Hanna which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on _____________, 1999 at ________ local time, at __________________________ (the "Special Meeting") and at any adjournments or postponements thereof, to the same extent and with the same power as if the undersigned was personally present at said meeting or such adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.

     WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2, 3, 5, 6 AND 7 AND FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN ITEM 4.

     If there are amendments or variations to the matters proposed at the meeting or at any adjournments or postponements thereof, or if any other business properly comes before the meeting, this proxy confers discretionary authority on the proxy nominees named herein and each of them to vote on such amendments, variations or other business.

           (Continued, and to be signed and dated on the other side.)

1. Approval of the Merger with Gaines, Berland, Inc.

                _________          _________          _________
                   For              Against           Abstain

2. Change of the name of Frost Hanna to "G-Trade Capital Holdings Corp."

                _________          _________          _________
                   For              Against           Abstain

3. Amendment of Frost Hanna's Articles of Incorporation to provide for an authorized class of preferred stock consisting of 2,000,000 shares, with the rights, preferences and designation of such shares to be determined by Frost Hanna's Board of Directors.

                _________          _________          _________
                   For              Against           Abstain

4. Election of six directors to serve until the next Annual Meeting of Shareholders.

     Nominees:          Joseph Berland
                        Richard J. Rosentock
                        Mark Zeitchick
                        Vincent Mangone
                        Steven A. Rosen
                        Benjamin D. Pelton

     [ ]        FOR each nominee listed (except as marked to the contrary)

     [ ]        WITHHOLD AUTHORITY to vote for all nominees listed



5. Approval of the 1999 Performance Equity Plan.

                _________          _________          _________
                   For              Against           Abstain

6. Approval of the Annual Incentive Bonus Plan.

                _________          _________          _________
                   For              Against           Abstain

7. Approval of the Special Performance Incentive Plan.

                _________          _________          _________
                   For              Against           Abstain

8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment of postponement thereof.

     The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement for the ______________, 1999 special meeting.


                                        Dated: __________, 1999


                                        ________________________________________
                                        Signature of Stockholder(s)

                                        ________________________________________
                                        Print Name(s) Here

                                        (Please sign exactly as name or names
                                        appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.


                                      - 3 -